UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	File No. 811-08961

TIAA-CREF LIFE FUNDS

(Exact name of Registrant as specified in charter)

730 Third Avenue, New York, New York	10017-3206
(Address of principal executive offices)	(Zip code)

Stewart P. Greene, Esq.

c/o TIAA-CREF

730 Third Avenue

New York, New York 10017-3206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1.	Reports to Stockholders.

PricewaterhouseCoopers LLP
PricewaterhouseCoopers Center 300 Madison Avenue New York NY 10017 Telephone (646) 471 3000 Facsimile (813) 286 6000

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of TIAA-CREF Life Funds:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Stock Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund (constituting TIAA-CREF Life Funds, hereafter referred to as the “Funds”) at December 31, 2007, and for the year then ended and have issued our unqualified report thereon dated February 22, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of each of the Funds’ schedule of investments in securities (the “Schedules”) as of December 31, 2007 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

February 22, 2008

PERFORMANCE OVERVIEW AS OF DECEMBER 31, 2007

The TIAA-CREF Life Funds serve as investment vehicles for the TIAA-CREF Life Separate Account VA-1 (which offers Personal Annuity Select, Lifetime Variable Select and Single Premium Immediate Annuity contracts) and TIAA-CREF Life Separate Account VLI-1 (which offers the Variable Universal Life and Intelligent Life contracts). The returns of the TIAA-CREF Life Funds shown here do not reflect the administrative expense and the mortality and expense risk charges deducted by the products mentioned above. Because of these additional deductions, the returns on the investment subaccounts offered through the contracts that invest in these funds are lower, for the same periods, than the figures shown here.

		Total return	Average annual total returns
	Inception date	1 year	5 years	since inception*
EQUITIES
Growth Equity Fund	4/3/2000	21.68%	13.08%	–3.74%
Growth & Income Fund	4/3/2000	18.68	15.47	2.41
International Equity Fund	4/3/2000	19.34	24.24	5.51
Large-Cap Value Fund	10/28/2002	0.91	15.67	15.53
Small-Cap Equity Fund	10/28/2002	–5.62	15.72	16.11
Stock Index Fund	1/4/1999	5.16	13.54	4.44
Social Choice Equity Fund	4/3/2000	4.25	13.34	2.06
Real Estate Securities Fund	10/28/2002	–16.12	17.53	18.13

FIXED INCOME
Bond Fund	7/8/2003	5.60	—	3.94
Money Market Fund†	7/8/2003	5.34	—	3.44

NET ANNUALIZED YIELD (30-day period ended 12/31/2007)		NET ANNUALIZED YIELD (7-day period ended 12/24/2007)
	Effective		Current	Effective
Bond Fund	5.21%	Money Market Fund†	4.71%	4.83%

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.
†	Investments in the TIAA-CREF Life Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

UNDERSTANDING YOUR TIAA-CREF LIFE FUNDS REPORT

This report contains information about the TIAA-CREF Life Funds and describes the funds’ results for the year ended December 31, 2007. The report contains five main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•

The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns among various types of investments differed during the twelve-month period.

•

The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group. This section includes fund profiles that provide fund statistics at a glance, as well as portfolio composition tables that show breakdowns of each fund’s holdings by industry or security type.

•

The summary portfolios of investments list the industries or types of securities in which each fund had investments as of December 31, 2007, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at www.tiaa-cref.org, or call 800 223-1200. We urge you to read it carefully before investing.

REPORT ON THE TIAA-CREF LIFE FUNDS

In 2007 the U.S. stock market posted a gain for the fifth calendar year in a row, but the year’s advance was trimmed by a decline in the fourth quarter, when concerns about the recession in the housing market and the subprime mortgage crisis drove share prices lower.

For the year, U.S. stocks returned 5.1%, as measured by the broad-based Russell 3000® Index. Worries about the domestic economy also took their toll on stocks abroad. The MSCI EAFE® Index, which tracks 21 stock markets in developed nations outside the United States, returned just 3.5% in terms of local currencies.

For the first time since 2002, bonds outperformed stocks in the U.S. markets during 2007.

However, the rising strength of many foreign currencies, notably the euro and the pound, amplified those gains for U.S. investors. When converted into dollars, the return of the EAFE index was 11.2%.

The EAFE’s return was boosted by the 35.2% return of German stocks, in dollar terms. Among the other largest components of the index, French stocks gained 13.2%, British stocks returned 8.4% and Japanese stocks suffered a 4.2% decline.

Bond prices climb as investors seek safety

On September 18, the Federal Reserve lowered short-term interest rates for the first time since June 2006. This set off a rally in the bond market, and the Lehman Brothers U.S. Aggregate Index, which measures investment grade bonds, returned 2.8% for the third quarter. Increased volatility in the stock market and additional rate cuts in October and December fueled the rally, and bonds returned an additional 3% in the last three months of the year.

For the year as a whole, the Lehman index returned 7%. For the first time since 2002, bonds outperformed stocks in the U.S. markets.

Seven funds surpass their benchmarks

During 2007 six of the eight TIAA-CREF Life Funds that invest in stocks outperformed their benchmarks. In addition, the Money Market Fund outpaced the industry average.

The greatest outperformance came from the Growth & Income Fund, which surpassed its benchmark by more than 13 percentage points due to stock selection.

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Returns ranged from 21.7% for the Growth Equity Fund to –16.1% for the Real Estate Securities Fund.

The Bond Fund outperformed its Morningstar peer group but lagged its benchmark index because of its underweight position in U.S. Treasuries, which performed very strongly, especially during the year’s second half.

The Money Market Fund returned 5.3% for the year. The fund’s managers successfully avoided the problems in the short-term credit markets and produced a return significantly higher than the prevailing money market average, as measured by iMoneyNet.

Diversifying your portfolio for consistent growth

While no investment strategy can guarantee against loss, diversifying your assets among different types of investments helps to lower risk and often smoothes out returns over time.

No one knows which area of investments will perform best in the future, so allocating your assets broadly is one way to ensure that, when a given area does well, you will be able to share in its rewards. Diversification can also limit your losses when declines occur in one investment area but not in others.

Edward J. Grzybowski

Chief Investment Officer

Teachers Advisors, Inc.

Our goal is to provide investment choices that can be combined to create a diversified portfolio with the potential for consistent growth. Of course, the right mix of investments depends on your financial needs, your time horizon and your attitude toward risk.

If you would like help finding the mix that’s best for you, please visit our website or call us.

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

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MORE INFORMATION ON THE TIAA-CREF LIFE FUNDS

Portfolio listings

Securities and Exchange Commission (SEC) rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings. The funds file complete portfolio listings with the SEC, which are available to investors.

You can obtain a complete list of the TIAA-CREF Life Funds’ holdings (called “TIAA-CREF Life Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2007) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Life Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Life Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Life Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

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SPECIAL TERMS

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Emerging markets are nations with relatively low per capita income levels and above-average economic growth rates or prospects for growth.

Expense ratio is the annual amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock, calculated by multiplying the number of outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security that forms a larger percentage of a fund, in terms of market capitalization, than that security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Price/earnings ratio (P/E) is calculated by dividing the market value of a portfolio’s assets by its earnings per share over a twelve-month period.

Portfolio turnover rate is calculated by dividing the market value of securities bought and sold during a given period by the average value of the fund’s assets during that period.

Relative performance is the return of a fund in relation to that of its benchmark.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held that forms a smaller percentage of a fund, in terms of market capitalization, than that security’s percentage of the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of Russell Investment Group. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investment Group. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

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IMPORTANT INFORMATION ABOUT EXPENSES

Shareholders in the TIAA-CREF Life Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees.

The TIAA-CREF Life Funds are the underlying investment vehicles for certain variable life insurance and variable annuity contracts issued by TIAA-CREF Life Insurance Company. These contracts have additional administrative expense fees and mortality and expense risk charges. Because of these additional deductions, the costs to investors will be higher than the figures shown in the expense examples.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other funds.

The examples assume $1,000 was invested on July 1, 2007, and held for six months until December 31, 2007.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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GROWTH EQUITY FUND LARGE-CAP GROWTH STOCKS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Growth Equity Fund returned 21.68% for the year, compared with the 11.81% gain of its benchmark, the Russell 1000® Growth Index, and the 13.35% average return of the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth reverses trend; outperforms large-cap value

In 2007, large-cap growth stocks scored double-digit gains, while large-cap value issues fell 0.17%, as measured by the Russell 1000 Value Index. After lagging the large-cap value category in the first quarter of 2007, large-cap growth stocks rebounded and outperformed by nearly twelve percentage points for the remainder of the year.

Reversing a longer trend, this marked the first year in the last eight in which large-cap growth stocks outperformed large-cap value issues.

For the ten years ended December 31, 2007, the Russell 1000 Growth Index posted an average annual return of just 3.83%—less than half the 7.68% recorded by the Russell 1000 Value Index.

“Other energy” and technology sectors drive the benchmark

Nine of the benchmark’s twelve sectors recorded positive returns, with seven producing double-digit gains. The index was boosted by the “other energy” and technology sectors, which advanced 41% and 19.7%, respectively. Together these sectors made up more than 25% of the benchmark’s market capitalization as of December 31, 2007.

In contrast, the financials sector gained just 2% and the consumer discretionary sector lost 0.9%.

Stock choices propel gains

The fund beat its benchmark by nearly ten percentage points on the strength of numerous successful non-benchmark stock selections, including BlackBerry manufacturer Research in Motion and Japanese game maker Nintendo. The fund also benefited from larger-than-benchmark weightings in stocks that included agricultural giant Monsanto, Apple and Google.

These positive contributions were partly offset by overweights that did not perform as expected, including wireless communications provider NII Holdings and Goldman Sachs. Also detracting from returns was an underweight holding in Microsoft.

On December 31, 2007, foreign securities made up 11.65% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

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GROWTH EQUITY FUND LARGE-CAP GROWTH STOCKS

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including growth investing risks, style risk, large-cap risk, reorganization risk and foreign investment risks. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Growth Equity Fund (inception: 4/3/2000)	21.68%	13.08%	–3.74	%*
Russell 1000 Growth Index	11.81	12.10	–3.68	*
Morningstar Large Growth	13.35	12.75	–1.44

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Russell 1000 and Russell 3000 are trademarks and service marks of Russell Investment Group. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investment Group.

8    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE APRIL 3, 2000 INCEPTION

An investment of $10,000 in this fund on April 3, 2000, would be worth $7,441 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

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GROWTH EQUITY FUND LARGE-CAP GROWTH STOCKS

EXPENSE EXAMPLE

Six months ended December 31, 2007

Growth Equity Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$1,115.80		$1.39
5% annual hypothetical return	1,000.00	1,023.89	†	1.33

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.26%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$42.38 million
Number of holdings	83
Portfolio turnover rate	154%
Weighted median market capitalization	$39.88 billion
P/E ratio (weighted 12-month trailing average)	25.4
Dividend yield	0.83%
2007 expense ratio‡	0.26%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Manufacturing & materials	32.6
Consumer products & services	32.0
Technology	14.8
Financial	12.1
Energy	5.9
Transportation	1.2
Utilities	1.1
Short-term investments	0.3

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $15 billion	83.57
$ 4 billion–$15 billion	16.08
Under $4 billion	0.35

Total	100.00

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GROWTH & INCOME FUND LARGE-CAP, DIVIDEND-PAYING STOCKS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Growth & Income Fund returned 18.68% for the year, compared with the 5.49% gain of its benchmark, the S&P 500® Index, and the 6.16% average return of the fund’s peer group, the Morningstar Large Blend category.

Large-cap stocks slightly outperform the broad equity market

During 2007 the S&P 500 Index, which contains mostly large-cap stocks, outpaced the 5.14% advance of the broad-based Russell 3000® Index. These higher returns resulted from the fact that, unlike the Russell 3000, the S&P 500 includes few small-cap stocks. The small-cap component of the Russell 3000, which makes up nearly one-tenth of that index, fell 1.57% for the year.

For the ten-year period ended December 31, 2007, the S&P 500 Index produced an average annual return of 5.91%—less than the 6.21% return of the Russell 3000 Index.

Energy and information technology sectors drive benchmark gains

For the year, eight of the S&P 500’s ten industry sectors produced positive returns, and seven registered double-digit gains. The largest contributions to performance came from the energy and information technology sectors. Together these two sectors made up almost 30% of the benchmark’s market capitalization as of December 31, 2007.

These strong gains were partly offset by results in the benchmark’s largest sector, financials, which made up almost 18% of the index and fell 18.6% for the year. Financial stocks came under fire during the second half of the year due to a continued slowdown in the domestic housing market and rising default rates among subprime mortgages.

Fund outperforms the benchmark by an impressive margin

The fund’s return surpassed its benchmark’s by more than 13 percentage points on the strength of well-performing stock selections that included a number of nonbenchmark stocks. Among these were First Solar, a maker of grid-connected solar power plants; Mosaic, one of the world’s largest fertilizer producers and Japanese game maker Nintendo. An overweight position in agricultural giant Monsanto also boosted returns.

In contrast, the portfolio’s exclusion of a few well-performing energy stocks, namely Chevron, ConocoPhillips and Occidental Petroleum, trimmed returns slightly.

On December 31, 2007, foreign securities made up 7.01% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

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GROWTH & INCOME FUND LARGE-CAP, DIVIDEND-PAYING STOCKS

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including growth investing risks, style risk, large-cap risk and foreign investment risks. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Growth & Income Fund (inception: 4/3/2000)	18.68%	15.47%	2.41	%*
S&P 500 Index	5.49	12.82	1.35	*
Morningstar Large Blend	6.16	12.63	2.29

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies.

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$10,000 SINCE APRIL 3, 2000 INCEPTION

An investment of $10,000 in this fund on April 3, 2000, would have grown to $12,025 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

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GROWTH & INCOME FUND LARGE-CAP, DIVIDEND-PAYING STOCKS

EXPENSE EXAMPLE

Six months ended December 31, 2007

Growth & Income Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$1,070.70		$1.25
5% annual hypothetical return	1,000.00	1,024.00	†	1.22

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.24%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$83.83 million
Number of holdings	134
Portfolio turnover rate	88%
Weighted median market capitalization	$60.79 billion
P/E ratio (weighted 12-month trailing average)	19.5
Dividend yield	1.64%
2007 expense ratio‡	0.24%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Manufacturing & materials	27.1
Consumer products & services	25.0
Financial	17.5
Technology	17.5
Energy	8.9
Utilities	3.4
Transportation	0.1
Short-term investments	0.5

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $15 billion	83.45
$ 4 billion–$15 billion	11.13
Under $4 billion	5.42

Total	100.00

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INTERNATIONAL EQUITY FUND FOREIGN STOCKS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The International Equity Fund returned 19.34% for the year, compared with the 11.17% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 12.71% average return of the fund’s peer group, the Morningstar Foreign Large Blend category.

Sagging dollar lifts foreign stocks

Foreign stocks topped domestic issues for the sixth consecutive year. The return of the EAFE index, which tracks stocks in developed foreign markets, was more than double the 5.14% advance of the Russell 3000® Index, which measures the broad U.S. stock market.

The EAFE’s outperformance was due entirely to the eroding value of the dollar. A weaker dollar boosts foreign stock gains for U.S. investors. In terms of local currencies, the EAFE returned just 3.54%. However, a surge in the value of the euro and the pound against the dollar converted this return into a double-digit gain in dollar terms.

For the ten years ended December 31, 2007, the average annual return of the EAFE was 8.66% in dollars, versus 6.21% for the Russell 3000.

European stocks set the pace

The benchmark’s European segment climbed 13.9% in dollar terms, propelled by German stocks, which soared 35.2%. French and British stocks also rose 13.2% and 8.4%, respectively. In the Pacific segment, a 4.2% loss by Japanese stocks partly offset the 30.7% gain of the benchmark’s other Pacific stocks. As a result, the segment posted a modest return of 5.3%, in dollar terms.

Stock selections power the fund’s strong outperformance

The fund beat its benchmark by a wide margin on the strength of numerous successful stock selections. Among the largest positive contributors were overweight positions in German drug maker Bayer and Italian car maker Fiat. Also boosting returns were nonbenchmark holdings that included China Coal Energy and Russian mining company MMC Norilsk Nickel. Norilsk was held as an American Depositary Receipt, a receipt for shares of a foreign stock traded on a U.S. exchange.

Other positions did not perform as anticipated and detracted from relative performance. These included overweights in Japan’s Sumitomo Osaka Cement, Swiss financial services provider UBS and French retailing giant Carrefour. Also trimming returns were several nonbenchmark holdings such as Japanese real estate developer Urban.

As of December 31, 2007, stocks of companies in emerging markets, which are not in the benchmark, made up about 7% of the fund’s total portfolio investments.

TIAA-CREF Life Funds  ¡  2007 Annual Report    15

INTERNATIONAL EQUITY FUND FOREIGN STOCKS

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including foreign investment risks and small-cap risk. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The MSCI EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
International Equity Fund (inception: 4/3/2000)	19.34%	24.24%	5.51	%*
MSCI EAFE Index	11.17	21.58	5.47	*
Morningstar Foreign Large Blend	12.71	20.31	4.40

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

EAFE is a trademark of Morgan Stanley Capital International, Inc.

16    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE APRIL 3, 2000 INCEPTION

An investment of $10,000 in this fund on April 3, 2000, would have grown to $15,152 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    17

INTERNATIONAL EQUITY FUND FOREIGN STOCKS

EXPENSE EXAMPLE

Six months ended December 31, 2007

International Equity Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$1,039.60		$1.70
5% annual hypothetical return	1,000.00	1,023.54	†	1.68

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.33%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$160.04 million
Number of holdings	107
Portfolio turnover rate	190%
Weighted median market capitalization	$40.19 billion
P/E ratio (weighted 12-month trailing average)	17.0
Dividend yield	1.86%
2007 expense ratio‡	0.33%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $ 15 billion	71.46
$ 4 billion–$15 billion	13.04
Under $4 billion	15.50

Total	100.00

HOLDINGS BY COUNTRY

Country	% of portfolio investments
Germany	29.2
France	13.8
Switzerland	11.8
Japan	10.9
Hong Kong	9.6
United Kingdom	8.5
Italy	4.6
Russia	4.4
Finland	3.1
5 other nations	4.1

Total	100.0

PORTFOLIO COMPOSITION

% of portfolio investments
Manufacturing & materials	41.9
Financial	19.4
Consumer products & services	19.3
Transportation	8.6
Utilities	7.3
Technology	1.7
Energy	1.0
Short-term investments	0.8

Total	100.0

18    2007 Annual Report  ¡  TIAA-CREF Life Funds

LARGE-CAP VALUE FUND VALUE STOCKS OF LARGER COMPANIES

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Large-Cap Value Fund returned 0.91% for the year, compared with the –0.17% return of its benchmark, the Russell 1000® Value Index, and the 1.42% average return of the fund’s peer group, the Morningstar Large Value category.

Large-cap value stocks trail large-cap growth for first time since 1999

During 2007 large-cap value stocks slipped into the red, lagging large-cap growth issues, as measured by the Russell 1000 Growth Index, by almost twelve percentage points. This marked the first year in the last eight in which the large-cap value category underperformed large-cap growth.

Despite its negative return, the large-cap value category held up better than both mid-cap and small-cap value stocks, which fell 1.42% and 9.78%, respectively, during the twelve-month period.

Its recent underperformance notwithstanding, the Russell 1000 Value Index posted an average annual return of 7.68% over the ten years ended December 31, 2007—more than double the 3.83% average annual gain registered by the Russell 1000 Growth Index.

Financial stocks weigh on index return

For the year, ten of the twelve benchmark sectors posted positive results, with six generating double-digit returns. However most of these gains were offset by losses in the financials sector. The benchmark’s largest sector, financials fell 21.1%. The sector came under fire during the second half of the year due to a continued slowdown in the domestic housing market and mounting default rates in the subprime credit markets.

The largest positive contributions to performance came from the integrated oils and utilities sectors, which rose 30.2% and 11.5%, respectively.

Stock selections lift the fund

While the fund participated in losses in the financials sector during the period, it was able to outperform its benchmark on the strength of numerous overweight positions, relative to the benchmark, that posted stellar gains. Chief among these were RadioShack and Occidental Petroleum.

These positive contributions more than offset detractions from other holdings that included an underweight position in ExxonMobil and an overweight holding in credit risk manager Radian Group.

On December 31, 2007, foreign securities made up 6.25% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

TIAA-CREF Life Funds  ¡  2007 Annual Report    19

LARGE-CAP VALUE FUND VALUE STOCKS OF LARGER COMPANIES

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Large-Cap Value Fund (inception: 10/28/2002)	0.91%	15.67%	15.53	%*
Russell 1000 Value Index	–0.17	14.62	14.37	*
Morningstar Large Value	1.42	13.16	13.02

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Russell 1000 and Russell 3000 are trademarks and service marks of Russell Investment Group. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investment Group.

20    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE OCTOBER 28, 2002 INCEPTION

An investment of $10,000 in this fund on October 28, 2002, would have grown to $21,113 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    21

LARGE-CAP VALUE FUND VALUE STOCKS OF LARGER COMPANIES

EXPENSE EXAMPLE

Six months ended December 31, 2007

Large-Cap Value Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$922.30		$1.31
5% annual hypothetical return	1,000.00	1,023.84	†	1.38

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.27%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$71.35 million
Number of holdings	189
Portfolio turnover rate	133%
Weighted median market capitalization	$35.72 billion
P/E ratio (weighted 12-month trailing average)	15.6
Dividend yield	2.18%
2007 expense ratio‡	0.27%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Financial	28.3
Consumer products & services	19.2
Manufacturing & materials	17.1
Energy	14.5
Technology	13.6
Utilities	5.6
Transportation	1.7

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $15 billion	70.91
$ 4 billion–$15 billion	17.41
Under $4 billion	11.68

Total	100.00

22    2007 Annual Report  ¡  TIAA-CREF Life Funds

SMALL-CAP EQUITY FUND STOCKS OF SMALLER COMPANIES

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Small-Cap Equity Fund returned –5.62% for the year, compared with the –1.57% return of its benchmark, the Russell 2000® Index, and the –1.10% average return of the fund’s peer group, the Morningstar Small Blend category.

Small-cap stocks lag the market

During 2007, small-cap stocks lost ground, while the broader U.S. stock market gained 5.14%, as measured by the Russell 3000® Index. After outperforming the Russell 3000 during the first quarter of 2007, small caps lagged during each of the subsequent three quarters of the year because investors turned their attention to the relative safety of larger-cap stocks in an increasingly volatile market environment. This marked only the third year in the last ten that small-cap issues underperformed the Russell 3000 Index.

Within the small-cap category, growth stocks posted a 7.05% rise, while value stocks suffered a 9.78% loss.

For the ten years ended December 31, 2007, small-cap stocks produced an average annual return of 7.08%, ahead of the 6.21% average return of the Russell 3000 Index.

Double-digit losses in top sectors outweigh gains elsewhere

For the period, eight of the benchmark’s twelve industry sectors posted positive returns, with four generating double-digit gains. However, steep losses from the benchmark’s two largest sectors, financials and consumer discretionary, which fell 16.8% and 10.8%, respectively, were the primary reason small-cap stocks underperformed the overall equity market.

Outsized gains in the health care and materials and processing sectors, which rose 13.7% and 13.3%, respectively, provided the largest positive contributions to the benchmark’s overall return.

Stock selections and hedge-fund sell-offs limit return

The fund failed to keep pace with its benchmark in 2007 because numerous stock selections did not perform as anticipated. These included overweight positions, relative to the benchmark, in credit card provider Advanta and freight transportation provider Pacer International.

During the third quarter of 2007, a number of quantitatively managed hedge funds sold their positions in several poorly performing small-cap stocks, which drove the prices of these stocks down even further. The Small-Cap Equity Fund was hurt by this sell-off because it held overweight positions in some of these issues.

The fund continued to use proprietary mathematical models to select small-cap stocks that appear to be attractively priced.

TIAA-CREF Life Funds  ¡  2007 Annual Report    23

SMALL-CAP EQUITY FUND STOCKS OF SMALLER COMPANIES

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to small-cap risk. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Small-Cap Equity Fund (inception: 10/28/2002)	–5.62%	15.72%	16.11	%*
Russell 2000 Index	–1.57	16.24	16.56	*
Morningstar Small Blend	–1.10	15.72	15.87

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investment Group. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investment Group.

24    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE OCTOBER 28, 2002 INCEPTION

An investment of $10,000 in this fund on October 28, 2002, would have grown to $21,675 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    25

SMALL-CAP EQUITY FUND STOCKS OF SMALLER COMPANIES

EXPENSE EXAMPLE

Six months ended December 31, 2007

Small-Cap Equity Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$884.60		$0.52
5% annual hypothetical return	1,000.00	1,024.65	†	0.56

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.11%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$51.87 million
Number of holdings	554
Portfolio turnover rate	135%
Weighted median market capitalization	$1.18 billion
P/E ratio (weighted 12-month trailing average)	20.3
Dividend yield	0.85%
2007 expense ratio‡	0.11%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Manufacturing & materials	30.8
Consumer products & services	30.6
Financial	17.1
Technology	12.0
Energy	5.0
Utilities	3.2
Transportation	1.3

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
$4 billion–$15 billion	3.92
Under $4 billion	96.08

Total	100.00

26    2007 Annual Report  ¡  TIAA-CREF Life Funds

STOCK INDEX FUND U.S. STOCKS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Stock Index Fund returned 5.16% for the year, compared with the 5.14% gain of its benchmark, the Russell 3000® Index, and the 6.16% average return of the fund’s peer group, the Morningstar Large Blend category.

Broad equity market slumps after strong first half

During the first six months of 2007, U.S. stocks produced an impressive 7.11% return, as measured by the Russell 3000 Index. In the year’s second half, however, the market struggled because of investor concerns about a slowing domestic economy and mounting default rates in the subprime credit markets. The Russell 3000 Index fell 1.84% during the last six months of the year.

For the year, growth stocks outperformed value issues by wide margins across all three capitalization sizes, as defined by the Russell indexes. Large-cap growth stocks were the top performers, posting an 11.81% gain, while small-cap value stocks posted a 9.78% loss.

U.S. stocks lagged foreign equities entirely because of the weakening dollar versus other currencies. The MSCI EAFE® Index, which measures stocks in developed foreign markets, climbed 11.17% in dollar terms.

For the ten-year period ended December 31, 2007, the average annual return of the Russell 3000 Index was 6.21%—more than two percentage points below the 8.66% average annual gain registered by the EAFE.

Integrated oils and technology lead the way

During the period, nine of the benchmark’s twelve industry sectors posted positive returns, with six generating double-digit gains. The strongest positive contributions to performance came from the integrated oils and technology sectors, which rose 29.7% and 15.8%, respectively.

These robust returns were partly offset by losses in the financials and consumer discretionary sectors, which fell 16.3% and 3.6%, respectively.

Largest stocks generally post strong results

In descending order according to capitalization size, the five largest stocks in the benchmark performed as follows: ExxonMobil, 24.3%; General Electric, 2.7%; Microsoft, 20.8%; AT&T, 20.6%; and Procter & Gamble, 16.6%.

For the period, the fund’s return topped that of the benchmark, in spite of the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of the benchmark.

TIAA-CREF Life Funds  ¡  2007 Annual Report    27

STOCK INDEX FUND U.S. STOCKS

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including index risk and small-cap risk. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Stock Index Fund (inception: 1/4/1999)	5.16%	13.54%	4.44	%*
Russell 3000 Index	5.14	13.62	4.42	*
Morningstar Large Blend	6.16	12.63	4.30

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Russell 3000 is a trademark and a service mark of Russell Investment Group. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investment Group.

28    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE JANUARY 4, 1999 INCEPTION

An investment of $10,000 in this fund on January 4, 1999, would have grown to $14,781 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    29

STOCK INDEX FUND U.S. STOCKS

EXPENSE EXAMPLE

Six months ended December 31, 2007

Stock Index Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$981.80		$0.30
5% annual hypothetical return	1,000.00	1,024.90	†	0.31

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.06%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$184.34 million
Number of holdings	2,764
Portfolio turnover rate	13%
Weighted median market capitalization	$37.82 billion
P/E ratio (weighted 12-month trailing average)	17.6
Dividend yield	1.77%
2007 expense ratio‡	0.06%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Consumer products & services	23.5
Manufacturing & materials	23.3
Financial	19.5
Technology	15.8
Energy	10.9
Utilities	4.2
Transportation	2.0
Short-term investments	0.8

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $15 billion	68.53
$ 4 billion–$15 billion	17.62
Under $4 billion	13.85

Total	100.00

30    2007 Annual Report  ¡  TIAA-CREF Life Funds

SOCIAL CHOICE EQUITY FUND SOCIALLY SCREENED STOCKS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Social Choice Equity Fund returned 4.25% for the year, compared with the 5.14% gain of its benchmark, the Russell 3000® Index, and the 6.16% average return of the fund’s peer group, the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments according to social criteria, as the fund does.

Exclusion of energy stocks reduces return

Because of its social screens, the fund did not invest in several stocks that were sizable components of the Russell 3000 Index in terms of market capitalization. The exclusion of these stocks produced mixed results, but the net effect was to lower the fund’s return, compared with the return of its benchmark.

The fund lagged the index mainly because it excluded ExxonMobil and Chevron. With oil prices approaching $100 a barrel by year-end, the integrated oils sector was the Russell 3000’s second-highest performer in 2007. ExxonMobil, the largest component of the index on December 31, 2007, rose 24.3%, while Chevron climbed 30.6%. The fund also suffered by avoiding agricultural giant Monsanto.

These detractors from performance relative to the benchmark were partly offset by excluding other stocks that performed poorly during the period. Chief among these was Citigroup, which declined 44.7%. In general, financial stocks were hurt by investor concerns over problems in the subprime lending market and falling housing prices; the benchmark’s financials sector lost 16.3% for the year. Avoiding insurer American International Group and cable operator Comcast also contributed to the fund’s relative performance.

Strategies help limit the fund’s risk

Because the fund’s social screens prevent it from investing in some of the stocks within the Russell 3000, the fund’s managers use quantitative techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

During the year, the fund’s relative performance was enhanced by overweight positions that included McDonald’s, agricultural equipment maker Deere & Company and energy company Apache. However, other overweight holdings failed to perform as anticipated and reduced the fund’s relative return. These included five financial institutions: Washington Mutual, Merrill Lynch, Wachovia, National City and home mortgage provider Freddie Mac.

TIAA-CREF Life Funds  ¡  2007 Annual Report    31

SOCIAL CHOICE EQUITY FUND SOCIALLY SCREENED STOCKS

INVESTMENT OBJECTIVE

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Social Choice Equity Fund (inception: 4/3/2000)	4.25%	13.34%	2.06	%*
Russell 3000 Index	5.14	13.62	2.05	*
Morningstar Large Blend	6.16	12.63	2.29

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Russell 3000 is a trademark and a service mark of Russell Investment Group. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investment Group.

32    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE APRIL 3, 2000 INCEPTION

An investment of $10,000 in this fund on April 3, 2000, would have grown to $11,712 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    33

SOCIAL CHOICE EQUITY FUND SOCIALLY SCREENED STOCKS

EXPENSE EXAMPLE

Six months ended December 31, 2007

Social Choice Equity Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$979.30		$0.35
5% annual hypothetical return	1,000.00	1,024.85	†	0.36

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.07%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$37.88 million
Number of holdings	837
Portfolio turnover rate	12%
Weighted median market capitalization	$29.81 billion
P/E ratio (weighted 12-month trailing average)	17.7
Dividend yield	1.77%
2007 expense ratio‡	0.07%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Manufacturing & materials	25.5
Consumer products & services	22.5
Financial	20.3
Technology	15.5
Energy	8.3
Utilities	5.5
Transportation	2.4

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $15 billion	67.35
$4 billion–$15 billion	20.52
Under $4 billion	12.13

Total	100.00

34    2007 Annual Report  ¡  TIAA-CREF Life Funds

REAL ESTATE SECURITIES FUND REAL ESTATE SECURITIES

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Real Estate Securities Fund returned –16.12% for the year, compared with the –17.85% return of its benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the –14.66% average return of the fund’s peer group, the Morningstar Specialty Real Estate category.

REITs’ winning streak ends

After gaining 35.88% in 2006, real estate investment trusts (REITs) took half of it back in 2007. Although REITs rose modestly in the first and third quarters of 2007, they fell 9.45% in the second quarter and 13.68% in the fourth, giving REITs their worst calendar-year performance since 1990.

The slowdown in the housing market, the growing number of defaults in subprime mortgages and mounting problems in the global credit markets weighed heavily on REITs. Investors feared that commercial real estate would be hurt by the tightening of credit standards and by declines in job and wage growth, both of which could reduce spending for office and industrial space and curb rental income.

REITs trail the broad markets

For the year, REITs lagged the 5.14% return of the overall U.S. stock market, as measured by the Russell 3000® Index, and the 6.97% return of investment-grade bonds, as measured by the Lehman Brothers U.S. Aggregate Index.

In the longer term, however, REITs retained their substantial lead: for the ten years ended December 31, 2007, they posted an average annual gain of 10.78%, compared with 6.21% for the Russell 3000 and 5.97% for the Lehman index.

Stock weightings trim losses

Despite its negative return, the fund outperformed the Dow Jones Wilshire index primarily because of successful stock weightings relative to the benchmark. The largest contribution came from an overweight position in Taubman Centers, an owner of high-end regional malls. Relative performance was also helped by an overweight holding in Hilton Hotels, which was acquired by The Blackstone Group in July 2007 at a share price 40% higher than the previous day’s closing price, and by an underweight in Developers Diversified, a shopping center owner.

These positive contributions were partly offset by stock weightings that did not perform as anticipated, including an overweight position in Corporate Office Properties and an underweight in Equity Office Properties. Holdings in two out-of-benchmark stocks, Starwood Hotels and asset management firm GSC Capital, also lowered the fund’s return.

TIAA-CREF Life Funds  ¡  2007 Annual Report    35

REAL ESTATE SECURITIES FUND REAL ESTATE SECURITIES

INVESTMENT OBJECTIVE

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

INVESTMENT RISKS

In addition to the risks of any equity investment—market risk and company risk—the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk, foreign investment risks, interest-rate risk and income volatility risk. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	5 years	since inception
Real Estate Securities Fund (inception: 10/28/2002)	–16.12%	17.53%	18.13	%*
Dow Jones Wilshire Real Estate Securities Index†	–17.85	18.65	19.39	*
Morningstar Specialty Real Estate	–14.66	17.70	18.34

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.
†	For periods prior to July 1, 2007, the performance shown above and in the graph reflects the full market capitalization weighted version of the index, which was terminated by Dow Jones Wilshire on June 30, 2007. As of July 1, 2007, performance reflects the float adjusted market capitalization version of the index, which is based on the shares of stock that are unrestricted and available for trading.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

36    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE OCTOBER 28, 2002 INCEPTION

An investment of $10,000 in this fund on October 28, 2002, would have grown to $23,701 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    37

REAL ESTATE SECURITIES FUND REAL ESTATE SECURITIES

EXPENSE EXAMPLE

Six months ended December 31, 2007

Real Estate Securities Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$889.60		$1.29
5% annual hypothetical return	1,000.00	1,023.84	†	1.38

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.27%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†	Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$74.75 million
Number of holdings	59
Portfolio turnover rate	111%
Weighted median market capitalization	$7.17 billion
P/E ratio (weighted 12-month trailing average)	28.9
Dividend yield	3.87%
2007 expense ratio‡	0.27%

‡	This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Retail	27.7
Specialized	16.1
Residential	15.1
Office	14.3
Industrial	10.1
Diversified	7.0
Real estate management & development	5.7
Hotels, restaurants & leisure	2.9
Office electronics	0.4
Mortgage	0.4
Short-term investments	0.3

Total	100.0

HOLDINGS BY COMPANY SIZE

% of portfolio investments
Over $15 billion	15.82
$ 4 billion–$15 billion	55.49
Under $4 billion	28.69

Total	100.00

38    2007 Annual Report  ¡  TIAA-CREF Life Funds

BOND FUND INTERMEDIATE-TERM BONDS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Bond Fund returned 5.60% for the year, compared with the 6.97% gain of its benchmark, the Lehman Brothers U.S. Aggregate Index, and the 4.70% average return of the fund’s peer group, the Morningstar Intermediate-Term Bond category.

Second-half rally lifts bonds

After posting a lackluster 0.98% return in the first half of 2007, the Lehman Brothers U.S. Aggregate Index, which tracks the investment-grade U.S. bond market, gained 5.93% in the second half. Bond prices were lifted by a broad “flight to quality” as investors sought safe havens from increasingly volatile equity markets. At the same time, reductions in short-term interest rates pulled longer-term yields lower, further boosting prices. (Yields and prices move in opposite directions.)

The Federal Reserve had kept the federal funds rate (the interest rate U.S. commercial banks charge one another for overnight loans) at 5.25% since June 2006, citing inflation concerns. However, as the U.S. housing market deteriorated and fallout from the subprime lending crisis threatened the broader economy, the Fed cut the rate three times between September and December; at year-end, the rate stood at 4.25%.

Yield curve returns to normal

During 2007 bond yields fell across the maturity spectrum. The 2-year Treasury yield declined sharply, from 4.82% at the beginning of the year to 3.05% on December 31, while the 10-year yield slid from 4.71% to 4.04%. For the first time since 2004, the year-end relationship between the 2- and 10-year yields represented a normal yield curve, in which longer-dated issues have higher yields to compensate for their greater inflation risk.

Sector weightings limit the fund’s return

The fund trailed the benchmark primarily because of an underweighting in U.S. Treasuries and an overweighting in mortgage- and asset-backed securities and in corporate bonds. Although the fund’s non-Treasury investments focused on high-quality sectors, these sectors did not benefit as much as Treasuries from the flight to quality that buoyed fixed-income returns in the second half of the year.

Moreover, as demand for Treasuries surged, the benchmark’s other high-quality sectors began to suffer from an atypical lack of liquidity that further dampened their returns. For the year, the Treasury component of the Lehman index gained 9.01%, while the overall index rose 6.97%.

TIAA-CREF Life Funds  ¡  2007 Annual Report    39

BOND FUND INTERMEDIATE-TERM BONDS

INVESTMENT OBJECTIVE

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

INVESTMENT RISKS

In addition to the risks of any fixed-income investment—income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk—the fund is subject to special risks, including index risk and foreign investment risks. For a detailed discussion of risk, please see the prospectus.

THE FUND’S BENCHMARK

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	since inception
Bond Fund (inception: 7/8/2003)	5.60%	3.94	%*
Lehman Brothers U.S. Aggregate Index	6.97	4.19	*
Morningstar Intermediate-Term Bond	4.70	3.57

*	The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

40    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE JULY 8, 2003 INCEPTION

An investment of $10,000 in this fund on July 8, 2003, would have grown to $11,895 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    41

BOND FUND INTERMEDIATE-TERM BONDS

EXPENSE EXAMPLE

Six months ended December 31, 2007

Bond Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$1,047.40		$0.52
5% annual hypothetical return	1,000.00	1,024.70	†	0.51

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.10%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$86.66 million
Number of issues	326
Portfolio turnover rate	97%
Average quality	Aa1/AA+
Option-adjusted duration	4.20 years
Average coupon	5.24%
Average yield to maturity	5.49%
Average maturity	6.28 years
2007 expense ratio‡	0.10%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Mortgage-backed securities and commercial mortgage-backed securities	39.5
Corporate bonds	22.9
Asset-backed securities	15.2
U.S. Treasury securities	12.2
U.S. agency securities	5.2
Foreign government and corporate bonds denominated in U.S. dollars	3.9
Short-term investments	1.0
Preferred stock	0.1

Total	100.0

42    2007 Annual Report  ¡  TIAA-CREF Life Funds

MONEY MARKET FUND CASH EQUIVALENTS

PERFORMANCE IN THE TWELVE MONTHS ENDED DECEMBER 31, 2007

The Money Market Fund returned 5.34% for the year, compared with the 4.69% gain of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed cuts the short-term rate

After keeping the federal funds rate at 5.25% for more than a year, the Federal Reserve lowered it three times in late 2007, to 4.25%. (The federal funds rate is the interest rate U.S. commercial banks charge one another for overnight loans.) The Fed was concerned that losses sustained by financial institutions that had invested in riskier subprime debt securities would threaten the broader economy. The Fed also held two money auctions to make cash more readily available to banks.

LIBOR falls as interest rates decline

The LIBOR remained flat through July, reflecting investor belief that the Fed would not change the short-term rate in the near term. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) When credit concerns roiled the financial markets in August, the yield on securities with one-month maturities soared from 5.32% to 5.82%.

As the Fed trimmed rates, the one-month yield dropped, declining to 4.60% by year-end. The yield on the twelve-month LIBOR fell from a high of 5.51% in June to 4.22% on December 31.

Portfolio strategies reduce risk

Because the fund invests primarily in top-tier securities, it did not experience losses due to the credit crisis. To further limit risk, the fund’s managers significantly reduced its holdings in asset-backed commercial paper and boosted its investments in the commercial paper of blue-chip companies, such as General Electric and Coca-Cola. They also increased its holdings in U.S. agency securities.

Commercial paper fell to 61.6% of the portfolio, from 80.2% one year earlier. U.S. agency securities rose to 24.1% from 9.1%, while certificates of deposit declined to 5.9% from 6.5%. Floating-rate securities also dropped, from 4.2% to 3.2%. The rest of the portfolio was divided between banker’s acceptances (3.2%) and bank notes (2.0%). On December 31, 2007, foreign securities made up 7.7% of the fund’s total portfolio investments.

The fund increased its investments in securities with longer maturities to benefit from their higher yields. On December 24, 2007, the fund’s weighted average maturity was 47 days, versus 40 days for the average iMoneyNet fund (reported as of December 25, 2007).

TIAA-CREF Life Funds  ¡  2007 Annual Report    43

MONEY MARKET FUND CASH EQUIVALENTS

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

INVESTMENT RISKS

The fund is subject to income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk, extension risk and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund. For a detailed discussion of risk, please see the prospectus.

NET ANNUALIZED YIELD

	7-day period ended		Current yield	Effective yield
Money Market Fund	12/24/07		4.71%	4.83%
iMoneyNet Money Fund Report AveragesTM—All Taxable	12/25/07	*	3.99	4.07

The current yield more closely reflects current earnings than does the total return.

*	iMoneyNet reports its 7-day yields as of Tuesday of each week.

PERFORMANCE AS OF DECEMBER 31, 2007

	Total return	Average annual total returns
	1 year	since inception
Money Market Fund (inception: 7/8/2003)	5.34%	3.44	%†
iMoneyNet Money Fund Report Averages—All Taxable	4.69	2.86	†

†

The performance shown is computed from the inception date of the fund (the date on which the fund became publicly available). Previously, performance for the fund was computed from the net asset value per share on the day prior to the inception date.

The returns presented above and in the graphs show past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

44    2007 Annual Report  ¡  TIAA-CREF Life Funds

$10,000 SINCE JULY 8, 2003 INCEPTION

An investment of $10,000 in this fund on July 8, 2003, would have grown to $11,639 as of December 31, 2007, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the value of the average iMoneyNet fund during the same period.

CALENDAR YEAR TOTAL RETURNS

TIAA-CREF Life Funds  ¡  2007 Annual Report    45

MONEY MARKET FUND CASH EQUIVALENTS

EXPENSE EXAMPLE

Six months ended December 31, 2007

Money Market Fund	Starting fund value (7/1/07)	Ending fund value (12/31/07)		Expenses paid* (7/1/07– 12/31/07)
Actual return	$1,000.00	$1,026.20		$0.31
5% annual hypothetical return	1,000.00	1,024.90	†	0.31

*	“Expenses paid” is equal to the fund’s annualized expense ratio of 0.06%, multiplied by the average fund value over the six-month period, multiplied by 184/365. There were 184 days in the second half of 2007.
†

Ending fund value for the hypothetical example would be $1,025.21 before expenses. The table shows the value after subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

For more information about this expense example, please see page 6.

FUND PROFILE

Net assets	$100.44 million
2007 expense ratio‡	0.06%

‡

This fund expense ratio does not include the administrative, mortality and expense risk charges that are deducted under variable annuity or variable life insurance contracts that use the TIAA-CREF Life Funds. For more information on fund deductions and expenses, please see the variable product prospectus.

PORTFOLIO COMPOSITION

% of portfolio investments
Commercial paper	61.6
U.S. agency securities	24.1
Certificates of deposit	5.9
Banker’s acceptances	3.2
Floating-rate securities	3.2
Bank notes	2.0

Total	100.0

46    2007 Annual Report  ¡  TIAA-CREF Life Funds

SUMMARY PORTFOLIO OF INVESTMENTS

GROWTH EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES
1,700		Nintendo Co Ltd	$1,018,037	2.40%
	*	Other	99,254	0.24

			1,117,291	2.64

APPAREL AND ACCESSORY STORES			567,833	1.34

BUSINESS SERVICES
11,215	*	Adobe Systems, Inc	479,217	1.13
6,118	*	DST Systems, Inc	505,041	1.19
21,993	*	eBay, Inc	729,948	1.72
6,841	*	Electronic Arts, Inc	399,583	0.94
7,405	*	Fiserv, Inc	410,903	0.97
1,941	*	Google, Inc (Class A)	1,342,163	3.17
23,392	*	Intuit, Inc	739,421	1.75
1,896		Mastercard, Inc (Class A)	408,019	0.96
20,203	e	Omnicom Group, Inc	960,249	2.27
30,410	*	Oracle Corp	686,658	1.62
19,306	*	Yahoo!, Inc	449,058	1.06

			7,110,260	16.78

CHEMICALS AND ALLIED PRODUCTS
4,825		Air Products & Chemicals, Inc	475,890	1.12
10,622		Colgate-Palmolive Co	828,091	1.95
9,126	*	Genentech, Inc	612,081	1.44
16,826	*	Gilead Sciences, Inc	774,164	1.83
10,576		Merck & Co, Inc	614,571	1.45
13,699		Monsanto Co	1,530,041	3.61
4,804		Praxair, Inc	426,163	1.01
24,660		Schering-Plough Corp	656,942	1.55
17,205		Teva Pharmaceutical Industries Ltd (ADR)	799,688	1.89
	*	Other	931,072	2.20

			7,648,703	18.05

COAL MINING			240,177	0.57

COMMUNICATIONS			315,482	0.74

DEPOSITORY INSTITUTIONS
23,508		Western Union Co	570,774	1.35
		Other	337,467	0.79

			908,241	2.14

EATING AND DRINKING PLACES
6,759		McDonald’s Corp	398,173	0.94

			398,173	0.94

ELECTRIC, GAS, AND SANITARY SERVICES
6,762		FPL Group, Inc	458,328	1.08

			458,328	1.08

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
4,415	*	Apple Computer, Inc	874,523	2.07
35,707	*	Cisco Systems, Inc	966,589	2.28

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	47

SUMMARY PORTFOLIO OF INVESTMENTS	continued

GROWTH EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT — continued
34,576		Intel Corp	$921,796	2.18%
12,310		Qualcomm, Inc	484,399	1.14
14,440	*	Renewable Energy Corp A.S.	733,987	1.73
3,917	*	Research In Motion Ltd	444,188	1.05
		Other	146,832	0.35

			4,572,314	10.80

ENGINEERING AND MANAGEMENT SERVICES
8,768	*	Celgene Corp	405,169	0.95

			405,169	0.95

FABRICATED METAL PRODUCTS
7,220		Illinois Tool Works, Inc	386,559	0.91

			386,559	0.91

FOOD AND KINDRED PRODUCTS			377,547	0.89

GENERAL BUILDING CONTRACTORS			146,291	0.34

GENERAL MERCHANDISE STORES
22,313		TJX Cos, Inc	641,053	1.51
8,378		Wal-Mart Stores, Inc	398,206	0.94

			1,039,259	2.45

HOTELS AND OTHER LODGING PLACES
6,550	*	MGM Mirage	550,331	1.30

			550,331	1.30

INDUSTRIAL MACHINERY AND EQUIPMENT
12,168		Hewlett-Packard Co	614,241	1.45
15,167		International Game Technology	666,286	1.57
	m,v*	Other	296,401	0.70

			1,576,928	3.72

INSTRUMENTS AND RELATED PRODUCTS
2,777		Alcon, Inc	397,222	0.94
19,470		Emerson Electric Co	1,103,170	2.60
5,951		Johnson & Johnson	396,932	0.94
5,476	*	Waters Corp	432,987	1.02
	e*	Other	627,069	1.48

			2,957,380	6.98

INSURANCE CARRIERS
12,906		Aflac, Inc	808,303	1.91
		Other	227,168	0.53

			1,035,471	2.44

MISCELLANEOUS RETAIL
34,992		CVS Corp	1,390,932	3.28
	*	Other	633,340	1.50

			2,024,272	4.78

MOTION PICTURES			341,958	0.81

NONDEPOSITORY INSTITUTIONS			380,742	0.90

48	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

GROWTH EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

OIL AND GAS EXTRACTION
6,512		Schlumberger Ltd		$640,585	1.51%
	*	Other		1,362,538	3.22

				2,003,123	4.73

PAPER AND ALLIED PRODUCTS				359,648	0.85

PETROLEUM AND COAL PRODUCTS
4,378	*	Suncor Energy, Inc		476,020	1.12
		Other		385,692	0.91

				861,712	2.03

SECURITY AND COMMODITY BROKERS
32,763		Charles Schwab Corp		837,095	1.97
1,571		CME Group, Inc		1,077,706	2.54
2,771		Deutsche Boerse AG.		549,970	1.30
	*	Other		240,048	0.57

				2,704,819	6.38

TRANSPORTATION EQUIPMENT
4,703		Boeing Co		411,324	0.97
	*	Other		160,446	0.38

				571,770	1.35

WATER TRANSPORTATION
12,035		Royal Caribbean Cruises Ltd		510,765	1.21

				510,765	1.21

		TOTAL COMMON STOCKS	(Cost $36,515,380)	41,570,546	98.10

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES +				150,000	0.35

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
309,830		State Street Navigator Securities Lending Prime Portfolio		309,830	0.73

		TOTAL SHORT TERM INVESTMENTS	(Cost $459,816)	459,830	1.08

		TOTAL PORTFOLIO	(Cost $36,975,196)	42,030,376	99.18
		OTHER ASSETS & LIABILITIES, NET		345,263	0.82

		NET ASSETS		$42,375,639	100.00%

*	Non-income producing.
+	Note matures 01/02/08.
e	All or a portion of these securities are out on loan.
m	Indicates a security that has been deemed illiquid.
v	Security valued at fair value.

ABBREVIATION:

ADR American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	49

SUMMARY PORTFOLIO OF INVESTMENTS

GROWTH & INCOME FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES
20,665	*	Activision, Inc	$613,750	0.73%
1,123		Nintendo Co Ltd	672,503	0.80
	e*	Other	1,091,727	1.31

			2,377,980	2.84

APPAREL AND ACCESSORY STORES e*			771,037	0.92

BUILDING MATERIALS AND GARDEN SUPPLIES			271,070	0.32

BUSINESS SERVICES
1,673	*	Google, Inc (Class A)	1,156,846	1.38
60,314		Microsoft Corp	2,147,178	2.56
	e*	Other	2,504,038	2.99

			5,808,062	6.93

CHEMICALS AND ALLIED PRODUCTS
11,230		Abbott Laboratories	630,564	0.75
8,474		Colgate-Palmolive Co	660,633	0.79
17,580	*	Gilead Sciences, Inc	808,856	0.97
28,482		Merck & Co, Inc	1,655,089	1.97
8,202		Monsanto Co	916,081	1.09
14,948		Procter & Gamble Co	1,097,482	1.31
27,405		Schering-Plough Corp	730,069	0.87
	e*	Other	4,316,351	5.15

			10,815,125	12.90

COMMUNICATIONS
39,815		AT&T, Inc	1,654,711	1.97
		Other	797,496	0.95

			2,452,207	2.92

DEPOSITORY INSTITUTIONS
17,950		Bank of America Corp	740,617	0.88
24,445		Citigroup, Inc	719,661	0.86
27,573		JPMorgan Chase & Co	1,203,561	1.44
11,927		Northern Trust Corp	913,370	1.09
20,921	e	US Bancorp	664,032	0.79
26,178	e	Wells Fargo & Co	790,314	0.94
		Other	475,549	0.57

			5,507,104	6.57

EATING AND DRINKING PLACES
12,524		McDonald’s Corp	737,789	0.88
	e*	Other	498,199	0.59

			1,235,988	1.47

ELECTRIC, GAS, AND SANITARY SERVICES
7,563		Constellation Energy Group, Inc	775,434	0.92
9,954		FPL Group, Inc	674,682	0.80
	e*	Other	1,412,859	1.69

			2,862,975	3.41

50	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

GROWTH & INCOME FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
6,897	*	Apple Computer, Inc	$1,366,158	1.63%
61,378	*	Cisco Systems, Inc	1,661,502	1.98
13,227		Honeywell International, Inc	814,386	0.97
53,426		Intel Corp	1,424,337	1.70
	e*	Other	3,432,524	4.10

			8,698,907	10.38

FOOD AND KINDRED PRODUCTS
15,441		Coca-Cola Co	947,614	1.13
16,953		PepsiCo, Inc	1,286,733	1.53
		Other	1,237,071	1.48

			3,471,418	4.14

FOOD STORES			163,730	0.19

GENERAL BUILDING CONTRACTORS			246,029	0.29

GENERAL MERCHANDISE STORES			1,388,313	1.66

HEALTH SERVICES
7,474	*	Medco Health Solutions, Inc	757,864	0.90

			757,864	0.90

HOLDING AND OTHER INVESTMENT OFFICES
5,820		SPDR Trust Series 1	850,942	1.02
		Other	128,313	0.15

			979,255	1.17

HOTELS AND OTHER LODGING PLACES			251,919	0.30

INDUSTRIAL MACHINERY AND EQUIPMENT
10,004	e	Deere & Co	931,572	1.11
57,303		General Electric Co	2,124,222	2.53
29,474		Hewlett-Packard Co	1,487,847	1.78
6,339		International Business Machines Corp	685,246	0.82
	m,v*	Other	543,752	0.65

			5,772,639	6.89

INSTRUMENTS AND RELATED PRODUCTS
18,411		Emerson Electric Co	1,043,167	1.24
8,659	e*	Hologic, Inc	594,354	0.71
23,911		Johnson & Johnson	1,594,864	1.90
	*	Other	1,084,351	1.30

			4,316,736	5.15

INSURANCE AGENTS, BROKERS AND SERVICE			321,034	0.38

INSURANCE CARRIERS
13,696		ACE Ltd	846,139	1.01
10,664		Aetna, Inc	615,633	0.73
12,784		Aflac, Inc	800,662	0.95

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	51

SUMMARY PORTFOLIO OF INVESTMENTS	continued

GROWTH & INCOME FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

INSURANCE CARRIERS — continued
17,910		American International Group, Inc		$1,044,153	1.25%
	e	Other		292,621	0.35

				3,599,208	4.29

MISCELLANEOUS RETAIL e				506,666	0.60

MOTION PICTURES
15,270	e*	Viacom, Inc (Class B)		670,658	0.80
	e*	Other		696,184	0.83

				1,366,842	1.63

NONDEPOSITORY INSTITUTIONS
19,562		Fannie Mae		782,089	0.93
		Other		459,857	0.55

				1,241,946	1.48

OIL AND GAS EXTRACTION
12,828		Schlumberger Ltd		1,261,890	1.51
	e*	Other		1,687,271	2.01

				2,949,161	3.52

PAPER AND ALLIED PRODUCTS				534,015	0.64

PETROLEUM AND COAL PRODUCTS
11,248	e	Devon Energy Corp		1,000,060	1.19
34,981		Exxon Mobil Corp		3,277,370	3.91
10,326	e	Marathon Oil Corp		628,440	0.75
	e	Other		682,172	0.82

				5,588,042	6.67

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
7,017		Bayer AG.		641,509	0.77

				641,509	0.77

SECURITY AND COMMODITY BROKERS
14,751		Morgan Stanley		783,426	0.94
	e	Other		1,704,425	2.03

				2,487,851	2.97

STONE, CLAY, AND GLASS PRODUCTS				287,447	0.34

TOBACCO PRODUCTS
29,046		Altria Group, Inc		2,195,297	2.62

				2,195,297	2.62

TRANSPORTATION EQUIPMENT
12,406		Boeing Co		1,085,029	1.30
	e	Other		1,980,012	2.36

				3,065,041	3.66

WATER TRANSPORTATION e				116,212	0.14

WHOLESALE TRADE-NONDURABLE GOODS				275,959	0.33

		TOTAL COMMON STOCKS	(Cost $67,274,646)	83,324,588	99.39

52	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

GROWTH & INCOME FUND  ■  DECEMBER 31, 2007

Shares	Company		Value	% of net assets

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES +			$410,000	0.49%

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
9,071,751	State Street Navigator Securities Lending Prime Portfolio		9,071,751	10.82

			9,071,751	10.82

	TOTAL SHORT-TERM INVESTMENTS	(Cost $9,481,714)	9,481,751	11.31

	TOTAL PORTFOLIO	(Cost $76,756,360)	92,806,339	110.70
	OTHER ASSETS & LIABILITIES, NET		(8,972,012)	(10.70)

	NET ASSETS		$83,834,327	100.00%

*	Non-income producing.
+	Note matures 01/02/08.
e	All or a portion of these securities are out on loan.
m	Indicates a security that has been deemed illiquid.
v	Security valued at fair value.

ABBREVIATION:

SPDR    Standard & Poor’s Depository Receipts

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	53

SUMMARY PORTFOLIO OF INVESTMENTS

INTERNATIONAL EQUITY FUND   ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES
1,600		Nintendo Co Ltd	$958,153	0.60%

			958,153	0.60

AUTO REPAIR, SERVICES AND PARKING
29,100		NOK Corp	618,650	0.39

			618,650	0.39

BUSINESS SERVICES
19,914		Adecco S.A.	1,077,360	0.67
92,818		WPP Group plc	1,195,423	0.75
		Other	44,488	0.03

			2,317,271	1.45

CHEMICALS AND ALLIED PRODUCTS
287,744		Dabur India Ltd	833,702	0.52
58,511		Reckitt Benckiser Group plc	3,394,001	2.12
56,695		SSL International plc	603,787	0.38
5,006,000	e	Sinochem Hong Kong Holding Ltd	4,673,825	2.92
6,417		Syngenta AG.	1,635,211	1.02
24,800	g,v*	Uralkali (GDR)	923,800	0.58
67,957	*	Uralkali (GDR)	2,531,398	1.58
		Other	154,626	0.10

			14,750,350	9.22

COMMUNICATIONS			528,682	0.33

DEPOSITORY INSTITUTIONS
18,671		Julius Baer Holding AG.	1,543,617	0.96
19,218		Kookmin Bank	1,416,636	0.89
150,046		UBS A.G.	6,944,672	4.34
	e,m*	Other	1,106,249	0.69

			11,011,174	6.88

ELECTRIC, GAS, AND SANITARY SERVICES
108,957		Fortum Oyj	4,908,059	3.07
39,225		RWE AG.	5,505,505	3.44
16,347		Reliance Energy Ltd	885,658	0.55
		Other	416,757	0.26

			11,715,979	7.32

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
15,500		Hoya Corp	493,935	0.31
18,800		TDK Corp	1,400,134	0.87
		Other	129,175	0.08

			2,023,244	1.26

ENGINEERING AND MANAGEMENT SERVICES
14,434		Tecan Group AG.	866,945	0.54

			866,945	0.54

54	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

INTERNATIONAL EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

FOOD AND KINDRED PRODUCTS
48,013		Groupe Danone	$4,310,128	2.69%

			4,310,128	2.69

FOOD STORES
80,414		Carrefour S.A.	6,265,278	3.92
		Other	66,763	0.04

			6,332,041	3.96

HEAVY CONSTRUCTION, EXCEPT BUILDING
62,727		Vinci S.A.	4,645,120	2.90

			4,645,120	2.90

HOLDING AND OTHER INVESTMENT OFFICES
246,000		China Merchants Holdings International Co Ltd	1,530,125	0.96
210,000		Japan Asia Investment Co Ltd	1,223,739	0.76
357,696		Man Group plc	4,051,458	2.53
		Other	244,158	0.15

			7,049,480	4.40

HOTELS AND OTHER LODGING PLACES
81,536		Accor S.A.	6,520,782	4.07

			6,520,782	4.07

INDUSTRIAL MACHINERY AND EQUIPMENT
34,004	*	GEA Group AG.	1,183,232	0.74
40,120		Krones AG.	3,225,578	2.02
6,533		Rheinmetall AG.	519,415	0.32
	e	Other	439,551	0.27

			5,367,776	3.35

INSTRUMENTS AND RELATED PRODUCTS
55,498		Phonak Holding AG.	6,269,659	3.92

			6,269,659	3.92

INSURANCE CARRIERS			29,217	0.02

METAL MINING
13,392		MMC Norilsk Nickel (ADR)	3,625,884	2.27
	e	Other	194,521	1.12

			3,820,405	2.39

MISCELLANEOUS RETAIL
424,000		Hutchison Whampoa Ltd	4,809,655	3.00
		Other	24,851	0.02

			4,834,506	3.02

NONDEPOSITORY INSTITUTIONS
63,017		Tullett Prebon plc	588,636	0.37

			588,636	0.37

OIL AND GAS EXTRACTION
44,114		Saipem S.p.A.	1,769,152	1.10
		Other	45,484	0.03

			1,814,636	1.13

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	55

SUMMARY PORTFOLIO OF INVESTMENTS	continued

INTERNATIONAL EQUITY FUND  ■  DECEMBER 31, 2007

Shares	Company		Value	% of net assets

PETROLEUM AND COAL PRODUCTS
63,568	BP plc		$778,213	0.49%
12,061	Royal Dutch Shell plc (A Shares)		506,823	0.32
	Other		200,743	0.12

			1,485,779	0.93

PRIMARY METAL INDUSTRIES
93,385	Welspun-Gujarat Stahl Ltd		1,082,048	0.68
	Other		189,313	0.11

			1,271,361	0.79

RAILROAD TRANSPORTATION
110,862	Firstgroup plc		1,798,561	1.12
	Other		82,531	0.06

			1,881,092	1.18

REAL ESTATE
375	Risa Partners, Inc		825,762	0.52
214,600	Urban Corp		2,871,835	1.79
	Other		374,553	0.23

			4,072,150	2.54

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
169,544	Bayer AG.		15,500,075	9.69

			15,500,075	9.69

SECURITY AND COMMODITY BROKERS			44,103	0.03

STONE, CLAY, AND GLASS PRODUCTS
4,373	Holcim Ltd		468,529	0.29
1,160,000	Nippon Sheet Glass Co Ltd		5,929,016	3.71

			6,397,545	4.00

TOBACCO PRODUCTS
4,301,631	Huabao International Holdings Ltd		4,303,065	2.69
	Other		365,897	0.23

			4,668,962	2.92

TRANSPORTATION BY AIR			84,476	0.05

TRANSPORTATION EQUIPMENT
208,803	Fiat S.p.A.		5,403,473	3.38
52,283	Siemens AG.		8,321,311	5.20
	Other		341,569	0.21

			14,066,353	8.79

TRUCKING AND WAREHOUSING
333,419	Deutsche Post AG.		11,460,562	7.16

			11,460,562	7.16

WATER TRANSPORTATION *			446,768	0.28

WHOLESALE TRADE-DURABLE GOODS
19,385	Kloeckner & Co AG.		779,402	0.49
	Other		80,840	0.05

			860,242	0.54

	TOTAL COMMON STOCKS	(Cost $153,088,865)	158,612,302	99.11

56	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

INTERNATIONAL EQUITY FUND  ■  DECEMBER 31, 2007

Principal	Issuer		Value	% of net assets

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
$1,340,000	Federal Home Loan Bank (FHLB)	0.000%, 01/02/08	$1,340,000	0.84%

			1,340,000	0.84

Shares	Company
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
1,257,088	State Street Navigator Securities Lending Prime Portfolio		1,257,088	0.78

			1,257,088	0.78

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,596,967)	2,597,088	1.62

	TOTAL PORTFOLIO	(Cost $155,685,832)	161,209,390	100.73
	OTHER ASSETS & LIABILITIES, NET		(1,164,723)	(0.73)

	NET ASSETS		$160,044,667	100.00%

*	Non-income producing.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2007, the value of these securities amounted to $923,800 or 0.58% of net assets.

m	Indicates a security has been deemed illiquid.
v	Security valued at fair value.

ABBREVIATION:

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	57

SUMMARY OF MARKET VALUES BY COUNTRY

INTERNATIONAL EQUITY FUND  ■  DECEMBER 31, 2007

Country	Value	% of total portfolio
DOMESTIC
UNITED STATES	$2,597,088	1.61%

TOTAL DOMESTIC	2,597,088	1.61

FOREIGN
AUSTRALIA	776,245	0.48
BELGIUM	148	—
FINLAND	4,908,059	3.04
FRANCE	22,030,941	13.67
GERMANY	46,757,628	29.00
HONG KONG	15,316,670	9.50
INDIA	2,801,408	1.74
ITALY	7,326,008	4.54
JAPAN	17,460,630	10.83
NETHERLANDS	142,775	0.09
RUSSIA	7,081,082	4.39
SINGAPORE	124,368	0.08
SOUTH KOREA	1,416,636	0.88
SWITZERLAND	18,805,992	11.67
UNITED KINGDOM	13,663,712	8.48

TOTAL FOREIGN	158,612,302	98.39

TOTAL PORTFOLIO	$161,209,390	100.00%

58	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS

LARGE-CAP VALUE FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES *			$228,969	0.32%

APPAREL AND ACCESSORY STORES
93,661	e	Gap, Inc	1,993,106	2.79

APPAREL AND OTHER TEXTILE PRODUCTS e			39,691	0.06

BUILDING MATERIALS AND GARDEN SUPPLIES			74,004	0.10

BUSINESS SERVICES
31,383	*	Oracle Corp	708,628	0.99
	e*	Other	743,015	1.04

			1,451,643	2.03

CHEMICALS AND ALLIED PRODUCTS
10,425		Colgate-Palmolive Co	812,733	1.14
15,265		Du Pont (E.I.) de Nemours & Co	673,034	0.94
14,723		Merck & Co, Inc	855,553	1.20
43,218	e*	Mylan Laboratories, Inc	607,645	0.85
	e*	Other	1,182,459	1.66

			4,131,424	5.79

COAL MINING
9,807		Peabody Energy Corp	604,503	0.85

COMMUNICATIONS
25,842		AT&T, Inc	1,073,993	1.51
80,255		Sprint Nextel Corp	1,053,748	1.48
37,472		Verizon Communications, Inc	1,637,152	2.29
	e,v*	Other	606,303	0.85

			4,371,196	6.13

DEPOSITORY INSTITUTIONS
18,020		Bank of America Corp	743,505	1.04
30,888		Bank of New York Mellon Corp	1,506,099	2.11
38,609		Citigroup, Inc	1,136,649	1.59
24,259		JPMorgan Chase & Co	1,058,905	1.48
8,449		SunTrust Banks, Inc	527,978	0.74
35,299	e	TCF Financial Corp	632,911	0.89
21,743		US Bancorp	690,123	0.97
32,871		Wells Fargo & Co	992,375	1.39
	e	Other	1,416,069	1.99

			8,704,614	12.20

EATING AND DRINKING PLACES
25,271		Darden Restaurants, Inc	700,259	0.98
		Other	377,875	0.53

			1,078,134	1.51

ELECTRIC, GAS, AND SANITARY SERVICES
44,497	e*	Allied Waste Industries, Inc	490,357	0.69
10,962		American Electric Power Co, Inc	510,391	0.72
28,599	e	CMS Energy Corp	497,051	0.70

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	59

SUMMARY PORTFOLIO OF INVESTMENTS	continued

LARGE-CAP VALUE FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

ELECTRIC, GAS, AND SANITARY SERVICES — continued
12,014		FPL Group, Inc	$814,309	1.14%
	e*	Other	1,667,144	2.33

			3,979,252	5.58

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
18,136	e	Maxim Integrated Products, Inc	480,241	0.67
	e*	Other	1,983,846	2.78

			2,464,087	3.45

ENGINEERING AND MANAGEMENT SERVICES e*			457,224	0.64

FABRICATED METAL PRODUCTS
16,986	e	Illinois Tool Works, Inc	909,430	1.27
	*	Other	179,473	0.26

			1,088,903	1.53

FOOD AND KINDRED PRODUCTS
34,833		Kraft Foods, Inc (Class A)	1,136,601	1.59
13,364		Molson Coors Brewing Co (Class B)	689,850	0.97
		Other	704,547	0.99

			2,530,998	3.55

FORESTRY e			236,200	0.33

FURNITURE AND FIXTURES e			132,729	0.19

FURNITURE AND HOME FURNISHINGS STORES e			61,102	0.09

GENERAL BUILDING CONTRACTORS e*			416,702	0.58

GENERAL MERCHANDISE STORES			435,089	0.61

HEALTH SERVICES
25,220	e*	Healthsouth Corp	529,620	0.74

HOLDING AND OTHER INVESTMENT OFFICES e*			436,016	0.61

HOTELS AND OTHER LODGING PLACES
12,417		Accor S.A.	993,040	1.39
	*	Other	353,136	0.50

			1,346,176	1.89

INDUSTRIAL MACHINERY AND EQUIPMENT
72,084		General Electric Co	2,672,154	3.74
	e*	Other	883,173	1.24

			3,555,327	4.98

INSTRUMENTS AND RELATED PRODUCTS
9,175		Emerson Electric Co	519,856	0.73
30,003		Johnson & Johnson	2,001,200	2.80
7,090	e*	Other	1,452,594	2.04

			3,973,650	5.57

INSURANCE AGENTS, BROKERS AND SERVICE
7,171		Hartford Financial Services Group, Inc	625,239	0.88
		Other	281,466	0.39

			906,705	1.27

60	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

LARGE-CAP VALUE FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

INSURANCE CARRIERS
9,497		Aetna, Inc	$548,262	0.77%
11,098		American International Group, Inc	647,013	0.91
12,334		Lincoln National Corp	718,085	1.01
	e	Other	2,374,321	3.32

			4,287,681	6.01

METAL MINING *			74,176	0.10

MISCELLANEOUS RETAIL *			284,014	0.40

MOTION PICTURES			722,421	1.01

NONDEPOSITORY INSTITUTIONS
28,498		Fannie Mae	1,139,350	1.60
		Other	783,582	1.10

			1,922,932	2.70

OIL AND GAS EXTRACTION e*			1,659,353	2.33

PAPER AND ALLIED PRODUCTS e*			370,764	0.52

PETROLEUM AND COAL PRODUCTS
11,817		Apache Corp	1,270,800	1.78
14,497		Chevron Corp	1,353,005	1.90
9,943		ConocoPhillips	877,967	1.23
12,291		Devon Energy Corp	1,092,793	1.53
6,473		Exxon Mobil Corp	606,455	0.85
19,677		Occidental Petroleum Corp	1,514,932	2.12
	*	Other	1,363,822	1.91

			8,079,774	11.32

PIPELINES, EXCEPT NATURAL GAS e			39,117	0.05

PRIMARY METAL INDUSTRIES			72,547	0.10

REAL ESTATE *			533,564	0.75

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
20,492		Newell Rubbermaid, Inc	530,333	0.74

SECURITY AND COMMODITY BROKERS
7,134		Bear Stearns Cos, Inc	629,576	0.88
24,724		Lehman Brothers Holdings, Inc	1,617,939	2.27
11,214		Merrill Lynch & Co, Inc	601,968	0.84
	e	Other	503,867	0.71

			3,353,350	4.70

TOBACCO PRODUCTS
16,685		Altria Group, Inc	1,261,052	1.77

TRANSPORTATION BY AIR e*			407,888	0.57

TRANSPORTATION EQUIPMENT
103,227	e*	Ford Motor Co	694,718	0.97
3,931	e*	Other	457,004	0.64

			1,151,722	1.61

TRANSPORTATION SERVICES e			375,732	0.53

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	61

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

LARGE-CAP VALUE FUND  ■  DECEMBER 31, 2007

Shares	Company		Value	% of net assets

WATER TRANSPORTATION e			$409,588	0.57%

WHOLESALE TRADE-DURABLE GOODS *			11,894	0.02

WHOLESALE TRADE-NONDURABLE GOODS
8,765	Gazprom (ADR)		496,976	0.70
	Other		2,845	0.00 **

			499,821	0.70

	TOTAL COMMON STOCKS	(Cost $69,370,788)	71,274,787	99.89

SHORT-TERM INVESTMENTS
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
7,701,089	State Street Navigator Securities Lending Prime Portfolio		7,701,089	10.80

	TOTAL SHORT-TERM INVESTMENTS	(Cost $7,701,089)	7,701,089	10.80

	TOTAL PORTFOLIO	(Cost $77,071,877)	78,975,876	110.69
	OTHER ASSETS & LIABILITIES, NET		(7,625,410)	(10.69)

	NET ASSETS		$71,350,466	100.00%

*	Non-income producing.
**	Percentage represents less than 0.01%.
e	All or a portion of these securities are out on loan.
v	Security valued at fair value.

ABBREVIATION:

ADR    American Depositary Receipt

GDR    Global Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

62	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS

SMALL-CAP EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AGRICULTURAL PRODUCTION-CROPS *			$47,814	0.09%

AGRICULTURAL PRODUCTION-LIVESTOCK
8,623	e	Cal-Maine Foods, Inc	228,768	0.44

			228,768	0.44

AMUSEMENT AND RECREATION SERVICES e*			128,089	0.25

APPAREL AND ACCESSORY STORES
8,850	*	Aeropostale, Inc	234,525	0.45
	e*	Other	467,678	0.90

			702,203	1.35

APPAREL AND OTHER TEXTILE PRODUCTS e*			333,452	0.64

AUTO REPAIR, SERVICES AND PARKING *			3,549	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES *			576	0.00	**

BUSINESS SERVICES
2,499	e*	MicroStrategy, Inc (Class A)	237,655	0.46
7,500	*	Progress Software Corp	252,600	0.49
9,500	*	Sybase, Inc	247,855	0.48
	e*	Other	5,376,187	10.36

			6,114,297	11.79

CHEMICALS AND ALLIED PRODUCTS
4,405		CF Industries Holdings, Inc	484,814	0.93
11,000	e*	Cubist Pharmaceuticals, Inc	225,610	0.44
6,934	e*	OSI Pharmaceuticals, Inc	336,368	0.65
8,923	e	Perrigo Co	312,394	0.60
8,957	e*	WR Grace & Co	234,494	0.45
	e*	Other	2,916,276	5.62

			4,509,956	8.69

COAL MINING
6,500	e*	Alpha Natural Resources, Inc	211,120	0.41

			211,120	0.41

COMMUNICATIONS
47,400	e*	Cincinnati Bell, Inc	225,150	0.44
	e*	Other	1,608,583	3.10

			1,833,733	3.54

DEPOSITORY INSTITUTIONS e*			2,682,227	5.17

EATING AND DRINKING PLACES
8,400	*	Jack in the Box, Inc	216,468	0.42
	e*	Other	750,022	1.44

			966,490	1.86

EDUCATIONAL SERVICES
1,313		Strayer Education, Inc	223,972	0.43
	e*	Other	176,664	0.34

			400,636	0.77

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	63

SUMMARY PORTFOLIO OF INVESTMENTS	continued

SMALL-CAP EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

ELECTRIC, GAS, AND SANITARY SERVICES
4,150	*	Clean Harbors, Inc	$214,555	0.41%
8,943	e	Portland General Electric Co	248,437	0.48
8,100		Southwest Gas Corp	241,137	0.47
5,800	e	UIL Holdings Corp	214,310	0.41
	e	Other	727,674	1.40

			1,646,113	3.17

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
7,800	e*	Atheros Communications, Inc	238,212	0.46
9,000	*	Polycom, Inc	250,020	0.48
7,800		Technitrol, Inc	222,924	0.43
	e*	Other	3,027,357	5.84

			3,738,513	7.21

ENGINEERING AND MANAGEMENT SERVICES
4,669		Watson Wyatt & Co Holdings (Class A)	216,688	0.42
	e*	Other	1,102,358	2.12

			1,319,046	2.54

FABRICATED METAL PRODUCTS e*			459,805	0.89

FOOD AND KINDRED PRODUCTS
10,050	e	Flowers Foods, Inc	235,271	0.46
	*	Other	283,185	0.54

			518,456	1.00

FOOD STORES			107,291	0.21

FURNITURE AND FIXTURES
9,330		Herman Miller, Inc	302,199	0.59
	e	Other	168,127	0.32

			470,326	0.91

FURNITURE AND HOME FURNISHINGS STORES			190,588	0.37

GENERAL BUILDING CONTRACTORS			202,958	0.39

GENERAL MERCHANDISE STORES e*			243,648	0.47

HEALTH SERVICES e*			305,470	0.59

HEAVY CONSTRUCTION, EXCEPT BUILDING e*			301,734	0.58

HOLDING AND OTHER INVESTMENT OFFICES
14,600	e	DiamondRock Hospitality Co	218,708	0.42
4,900		Equity Lifestyle Properties, Inc	223,783	0.43
5,386		Home Properties, Inc	241,562	0.47
6,161	e	Potlatch Corp	273,795	0.53
	e*	Other	1,733,888	3.34

			2,691,736	5.19

HOTELS AND OTHER LODGING PLACES *			50,568	0.10

INDUSTRIAL MACHINERY AND EQUIPMENT e*			2,528,550	4.87

INSTRUMENTS AND RELATED PRODUCTS
18,507	*	Bruker BioSciences Corp	246,143	0.48
5,400	*	Fossil, Inc	226,692	0.44

64	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

SMALL-CAP EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

INSTRUMENTS AND RELATED PRODUCTS — continued
5,800	*	Hologic, Inc	$398,112	0.77%
5,100	e*	Illumina, Inc	302,226	0.58
8,400	e	STERIS Corp	242,256	0.47
4,400	*	Teledyne Technologies, Inc	234,652	0.45
4,228	e*	Varian, Inc	276,088	0.53
	e*	Other	2,289,248	4.41

			4,215,417	8.13

INSURANCE AGENTS, BROKERS AND SERVICE *			146,585	0.28

INSURANCE CARRIERS
6,700	*	AMERIGROUP Corp	244,215	0.47
9,400		Aspen Insurance Holdings Ltd	271,096	0.52
9,900	e*	Centene Corp	271,656	0.52
	e*	Other	1,386,362	2.68

			2,173,329	4.19

LEATHER AND LEATHER PRODUCTS			112,000	0.22

LEGAL SERVICES *			171,253	0.33

LOCAL AND INTERURBAN PASSENGER TRANSIT e*			67,344	0.13

METAL MINING *			28,827	0.05

MISCELLANEOUS MANUFACTURING INDUSTRIES e*			466,387	0.90

MISCELLANEOUS RETAIL
2,392	e*	Priceline.com, Inc	274,745	0.53
	e*	Other	436,130	0.84

			710,875	1.37

MOTION PICTURES e*			23,854	0.05

MUSEUMS, BOTANICAL, ZOOLOGICAL GARDENS e*			60,170	0.12

NONDEPOSITORY INSTITUTIONS e*			293,395	0.57

OIL AND GAS EXTRACTION
3,100	e*	Atwood Oceanics, Inc	310,744	0.60
17,600	e*	Petroquest Energy, Inc	251,680	0.49
6,370	e*	Trico Marine Services, Inc	235,817	0.45
	e,m,v,*	Other	1,427,485	2.75

			2,225,726	4.29

PAPER AND ALLIED PRODUCTS *			384,479	0.74

PERSONAL SERVICES e			25,905	0.05

PETROLEUM AND COAL PRODUCTS e			160,362	0.31

PRIMARY METAL INDUSTRIES
5,000	e	Belden CDT, Inc	222,500	0.43
4,100	e*	Century Aluminum Co	221,154	0.42
	e*	Other	700,025	1.35

			1,143,679	2.20

PRINTING AND PUBLISHING e*			261,069	0.50

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	65

SUMMARY PORTFOLIO OF INVESTMENTS	continued

SMALL-CAP EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

REAL ESTATE e*				$104,505	0.20%

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
7,600		Tupperware Corp		251,028	0.48
	e*	Other		539,392	1.04

				790,420	1.52

SECURITY AND COMMODITY BROKERS
2,400	e*	GFI Group, Inc		229,728	0.44
8,200		Waddell & Reed Financial, Inc (Class A)		295,938	0.57
	e*	Other		184,671	0.36

				710,337	1.37

SOCIAL SERVICES *				4,755	0.01

SPECIAL TRADE CONTRACTORS e*				554,478	1.07

TEXTILE MILL PRODUCTS e*				24,360	0.05

TRANSPORTATION BY AIR e*				117,178	0.23

TRANSPORTATION EQUIPMENT e*				933,249	1.80

TRANSPORTATION SERVICES
9,700	*	Lear Corp		268,302	0.52
	e*	Other		373,416	0.72

				641,718	1.24

TRUCKING AND WAREHOUSING *				4,203	0.01

WATER TRANSPORTATION e*				83,104	0.16

WHOLESALE TRADE-DURABLE GOODS
8,700	e	Applied Industrial Technologies, Inc		252,474	0.49
	e*	Other		454,044	0.87

				706,518	1.36

WHOLESALE TRADE-NONDURABLE GOODS
9,100	e*	Terra Industries, Inc		434,616	0.84
	e*	Other		721,817	1.39

				1,156,433	2.23

		TOTAL COMMON STOCKS	(Cost $52,733,971)	51,439,626	99.18

SHORT-TERM INVESTMENTS
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
10,862,516		State Street Navigator Securities Lending Prime Portfolio		10,862,516	20.94

		TOTAL SHORT-TERM INVESTMENTS	(Cost $10,862,516)	10,862,516	20.94

		TOTAL PORTFOLIO	(Cost $63,596,487)	62,302,142	120.12
		OTHER ASSETS & LIABILITIES, NET		(10,433,895)	(20.12)

		NET ASSETS		$51,868,247	100.00%

66	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

SMALL-CAP EQUITY FUND  ■  DECEMBER 31, 2007

*	Non-income producing.
**	Percentage is less than 0.01%.
e	All or a portion of these securities are out on loan.
m	Indicates a security has been deemed illiquid.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	67

SUMMARY PORTFOLIO OF INVESTMENTS

STOCK INDEX FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AGRICULTURAL PRODUCTION-CROPS e*			$8,073	0.00	%**

AGRICULTURAL PRODUCTION-LIVESTOCK e			18,589	0.01

AGRICULTURAL SERVICES e*			2,730	0.00	**

AMUSEMENT AND RECREATION SERVICES
22,523		Walt Disney Co	727,042	0.39
	e*	Other	495,379	0.27

			1,222,421	0.66

APPAREL AND ACCESSORY STORES e*			958,882	0.52

APPAREL AND OTHER TEXTILE PRODUCTS e*			270,990	0.15

AUTO REPAIR, SERVICES AND PARKING e*			137,854	0.08

AUTOMOTIVE DEALERS AND SERVICE STATIONS e*			287,493	0.16

BUILDING MATERIALS AND GARDEN SUPPLIES e*			965,425	0.52

BUSINESS SERVICES
2,603	*	Google, Inc (Class A)	1,799,922	0.98
92,819		Microsoft Corp	3,304,356	1.79
43,820	*	Oracle Corp	989,456	0.54
	e*	Other	7,277,526	3.94

			13,371,260	7.25

CHEMICALS AND ALLIED PRODUCTS
17,403		Abbott Laboratories	977,178	0.53
24,422		Merck & Co, Inc	1,419,162	0.77
6,170		Monsanto Co	689,127	0.37
79,246		Pfizer, Inc	1,801,262	0.98
35,581		Procter & Gamble Co	2,612,357	1.42
15,076		Wyeth	666,208	0.36
	e*	Other	9,036,866	4.90

			17,202,160	9.33

COAL MINING e*			465,612	0.25

COMMUNICATIONS
69,758		AT&T, Inc	2,899,142	1.57
32,802		Verizon Communications, Inc	1,433,119	0.78
	e*	Other	3,673,769	1.99

			8,006,030	4.34

DEPOSITORY INSTITUTIONS
50,142		Bank of America Corp	2,068,859	1.12
55,909		Citigroup, Inc	1,645,961	0.89
38,627		JPMorgan Chase & Co	1,686,069	0.91
19,772		US Bancorp	627,563	0.34
22,489		Wachovia Corp	855,257	0.47
38,363		Wells Fargo & Co	1,158,179	0.63
	e*	Other	5,136,263	2.79

			13,178,151	7.15

68	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

STOCK INDEX FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

EATING AND DRINKING PLACES
13,554		McDonald’s Corp	$798,466	0.43%
	e*	Other	819,856	0.45

			1,618,322	0.88

EDUCATIONAL SERVICES e*			264,889	0.14

ELECTRIC, GAS, AND SANITARY SERVICES e*
7,638		Exelon Corp	623,566	0.34
		Other	6,985,530	3.79

			7,609,096	4.13

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
9,823	*	Apple Computer, Inc	1,945,740	1.06
68,686	*	Cisco Systems, Inc	1,859,330	1.01
65,580		Intel Corp	1,748,363	0.95
18,927		Qualcomm, Inc	744,777	0.40
	e*	Other	6,013,965	3.26

			12,312,175	6.68

ENGINEERING AND MANAGEMENT SERVICES e*			1,655,432	0.90

ENVIRONMENTAL QUALITY AND HOUSING e*			986	0.00	**

FABRICATED METAL PRODUCTS e*			961,132	0.52

FOOD AND KINDRED PRODUCTS
26,040		Coca-Cola Co	1,598,075	0.87
18,402		PepsiCo, Inc	1,396,712	0.76
	e*	Other	3,395,571	1.84

			6,390,358	3.47

FOOD STORES e*			590,619	0.32

FORESTRY e			227,557	0.12

FURNITURE AND FIXTURES e*			517,374	0.28

FURNITURE AND HOME FURNISHINGS STORES e*			318,327	0.17

GENERAL BUILDING CONTRACTORS e*			311,107	0.17

GENERAL MERCHANDISE STORES
27,211		Wal-Mart Stores, Inc	1,293,339	0.70
	e*	Other	1,388,687	0.76

			2,682,026	1.46

HEALTH SERVICES e*			2,521,262	1.37

HEAVY CONSTRUCTION, EXCEPT BUILDING *			149,290	0.08

HOLDING AND OTHER INVESTMENT OFFICES
12,330		iShares Russell 3000 Index Fund	1,040,652	0.57
	e,v*	Other	3,491,279	1.89

			4,531,931	2.46

HOTELS AND OTHER LODGING PLACES e*			722,969	0.39

INDUSTRIAL MACHINERY AND EQUIPMENT
25,820	*	Dell, Inc	632,848	0.35
116,499	d	General Electric Co	4,318,618	2.34

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	69

SUMMARY PORTFOLIO OF INVESTMENTS	continued

STOCK INDEX FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

INDUSTRIAL MACHINERY AND EQUIPMENT — continued
30,313		Hewlett-Packard Co	$1,530,200	0.83%
15,526		International Business Machines Corp	1,678,361	0.91
	e,m,v*	Other	4,854,165	2.63

			13,014,192	7.06

INSTRUMENTS AND RELATED PRODUCTS
32,728		Johnson & Johnson	2,182,958	1.18
13,073		Medtronic, Inc	657,180	0.36
	e*	Other	5,721,049	3.10

			8,561,187	4.64

INSURANCE AGENTS, BROKERS AND SERVICE e*			787,094	0.43

INSURANCE CARRIERS
25,272		American International Group, Inc	1,473,358	0.80
15,022		UnitedHealth Group, Inc	874,280	0.47
	e,v*	Other	6,083,953	3.30

			8,431,591	4.57

JUSTICE, PUBLIC ORDER AND SAFETY e*			58,765	0.03

LEATHER AND LEATHER PRODUCTS e*			219,437	0.12

LEGAL SERVICES e*			36,385	0.02

LOCAL AND INTERURBAN PASSENGER TRANSIT e*			2,957	0.00	**

LUMBER AND WOOD PRODUCTS e*			41,206	0.02

METAL MINING e*			929,220	0.50

MISCELLANEOUS MANUFACTURING INDUSTRIES e*			542,348	0.29

MISCELLANEOUS RETAIL
16,769		CVS Corp	666,568	0.36
	e*	Other	1,707,108	0.93

			2,373,676	1.29

MOTION PICTURES
42,790		Time Warner, Inc	706,463	0.38
	e*	Other	1,214,600	0.66

			1,921,063	1.04

MUSEUMS, BOTANICAL, ZOOLOGICAL GARDENS e*			7,778	0.00	**

NONCLASSIFIABLE ESTABLISHMENTS *			13,936	0.01

NONDEPOSITORY INSTITUTIONS e*			2,286,090	1.24

NONMETALLIC MINERALS, EXCEPT FUELS e*			115,177	0.06

OIL AND GAS EXTRACTION
13,384		Schlumberger Ltd	1,316,584	0.71
	e*	Other	5,146,187	2.80

			6,462,771	3.51

PAPER AND ALLIED PRODUCTS e*			840,896	0.46

PERSONAL SERVICES e*			255,584	0.14

70	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

STOCK INDEX FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

PETROLEUM AND COAL PRODUCTS
24,325		Chevron Corp		$2,270,252	1.23%
18,471		ConocoPhillips		1,630,989	0.88
63,857		Exxon Mobil Corp		5,982,762	3.24
9,474		Occidental Petroleum Corp		729,403	0.40
	e*	Other		3,132,044	1.71

				13,745,450	7.46

PIPELINES, EXCEPT NATURAL GAS				185,129	0.10

PRIMARY METAL INDUSTRIES e*				1,980,409	1.07

PRINTING AND PUBLISHING e*				805,452	0.44

RAILROAD TRANSPORTATION e*				1,202,018	0.65

REAL ESTATE e*				176,665	0.10

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS e*				550,866	0.30

SECURITY AND COMMODITY BROKERS
4,642		Goldman Sachs Group, Inc		998,262	0.54
11,971		Morgan Stanley		635,780	0.34
	e*	Other		3,978,954	2.17

				5,612,996	3.05

SOCIAL SERVICES *				26,915	0.02

SPECIAL TRADE CONTRACTORS e*				125,259	0.07

STONE, CLAY, AND GLASS PRODUCTS
8,189		3M Co		690,496	0.38
	e*	Other		209,221	0.11

				899,717	0.49

TEXTILE MILL PRODUCTS e*				11,308	0.01

TOBACCO PRODUCTS
23,762		Altria Group, Inc		1,795,932	0.97
	e	Other		365,492	0.20

				2,161,424	1.17

TRANSPORTATION BY AIR e*				737,147	0.40

TRANSPORTATION EQUIPMENT
8,935		Boeing Co		781,455	0.42
11,199		United Technologies Corp		857,171	0.46
	e*	Other		3,035,204	1.66

				4,673,830	2.54

TRANSPORTATION SERVICES e*				312,522	0.17

TRUCKING AND WAREHOUSING e*				671,502	0.36

WATER TRANSPORTATION e*				521,005	0.28

WHOLESALE TRADE-DURABLE GOODS e*				626,015	0.34

WHOLESALE TRADE-NONDURABLE GOODS e*				1,048,570	0.57

		TOTAL COMMON STOCKS	(Cost $151,987,660)	182,456,074	98.98

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	71

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

STOCK INDEX FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

MUTUAL FUNDS				$2,451	0.00%**

		TOTAL MUTUAL FUNDS	(Cost $2,712)

Principal		Issuer
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
$1,380,000	d	Federal Home Loan Bank (FHLB)	0.000%, 01/02/08	1,380,000	0.75

Shares		Company
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
18,193,453		State Street Navigator Securities Lending Prime Portfolio		18,193,453	9.87

		TOTAL SHORT-TERM INVESTMENTS	(Cost $19,573,328)	19,573,453	10.62

		TOTAL PORTFOLIO	(Cost $171,563,700)	202,031,978	109.60
		OTHER ASSETS & LIABILITIES, NET		(17,692,864)	(9.60)

		NET ASSETS		$184,339,114	100.00%

*	Non-income producing.
**	Percentage is less than 0.01%.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $1,461,896
e	All or a portion of these securities are out on loan.
m	Indicates a security has been deemed illiquid.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

72	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS

SOCIAL CHOICE EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
AGRICULTURAL PRODUCTION-CROPS			$4,708	0.01%

AMUSEMENT AND RECREATION SERVICES
9,827		Walt Disney Co	317,215	0.84
	*	Other	36,858	0.09

			354,073	0.93

APPAREL AND ACCESSORY STORES *			218,776	0.58

APPAREL AND OTHER TEXTILE PRODUCTS			40,254	0.11

AUTO REPAIR, SERVICES AND PARKING *			17,590	0.05

AUTOMOTIVE DEALERS AND SERVICE STATIONS *			32,988	0.09

BUILDING MATERIALS AND GARDEN SUPPLIES
8,128		Home Depot, Inc	218,968	0.58
		Other	117,398	0.31

			336,366	0.89

BUSINESS SERVICES
566	*	Google, Inc (Class A)	391,378	1.04
24,074		Microsoft Corp	857,034	2.26
	*	Other	1,409,531	3.72

			2,657,943	7.02

CHEMICALS AND ALLIED PRODUCTS
1,900		Air Products & Chemicals, Inc	187,397	0.49
4,111	*	Amgen, Inc	190,915	0.50
7,609		Bristol-Myers Squibb Co	201,791	0.53
3,987		Eli Lilly & Co	212,866	0.56
8,194		Merck & Co, Inc	476,153	1.26
2,250		Praxair, Inc	199,598	0.53
9,756		Procter & Gamble Co	716,286	1.89
	*	Other	1,601,746	4.23

			3,786,752	9.99

COMMUNICATIONS
18,958		AT&T, Inc	787,894	2.08
10,476		Verizon Communications, Inc	457,696	1.20
	*	Other	635,633	1.68

			1,881,223	4.96

DEPOSITORY INSTITUTIONS
13,750		Bank of America Corp	567,325	1.50
4,100		Bank of New York Mellon Corp	199,916	0.53
9,200		US Bancorp	292,008	0.77
8,056		Wachovia Corp	306,370	0.81
13,300		Wells Fargo & Co	401,527	1.06
		Other	1,232,507	3.25

			2,999,653	7.92

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	73

SUMMARY PORTFOLIO OF INVESTMENTS	continued

SOCIAL CHOICE EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

EATING AND DRINKING PLACES
6,466		McDonald’s Corp	$380,912	1.01%
	*	Other	10,336	0.36

			517,677	1.37

ELECTRIC, GAS, AND SANITARY SERVICES *			2,087,100	5.51

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
2,542	*	Apple Computer, Inc	503,519	1.33
18,500	*	Cisco Systems, Inc	500,795	1.32
19,609		Intel Corp	522,776	1.38
6,100		Qualcomm, Inc	240,035	0.63
5,674		Texas Instruments, Inc	189,512	0.50
	m,v*	Other	576,574	1.53

			2,533,211	6.69

ENGINEERING AND MANAGEMENT SERVICES *			243,426	0.64

FABRICATED METAL PRODUCTS
4,002		Illinois Tool Works, Inc	214,267	0.01
	*	Other	29,088	0.87

			331,938	0.88

FOOD AND KINDRED PRODUCTS
6,253		Kraft Foods, Inc (Class A)	204,035	0.54
6,121		PepsiCo, Inc	464,584	1.23
	*	Other	631,520	1.66

			1,300,139	3.43

FOOD STORES			96,720	0.25

FORESTRY			70,274	0.18

FURNITURE AND FIXTURES			234,571	0.62

FURNITURE AND HOME FURNISHINGS STORES			37,552	0.10

GENERAL BUILDING CONTRACTORS			67,030	0.18

GENERAL MERCHANDISE STORES
3,860		Target Corp	193,000	0.51
		Other	272,720	0.72

			465,720	1.23

HEALTH SERVICES
3,112	*	WellPoint, Inc	273,016	0.72
	*	Other	275,137	0.73

			548,153	1.45

HEAVY CONSTRUCTION, EXCEPT BUILDING *			3,469	0.01

HOLDING AND OTHER INVESTMENT OFFICES v *			718,554	1.90

HOTELS AND OTHER LODGING PLACES *			112,691	0.30

INDUSTRIAL MACHINERY AND EQUIPMENT
3,000		Deere & Co	279,360	0.74
7,480	*	Dell, Inc	183,335	0.48
9,219		Hewlett-Packard Co	465,375	1.23

74	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

SOCIAL CHOICE EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

INDUSTRIAL MACHINERY AND EQUIPMENT — continued
5,200		International Business Machines Corp	$562,120	1.48%
		Other	730,644	1.93

			2,220,834	5.86

INSTRUMENTS AND RELATED PRODUCTS
3,100		Baxter International, Inc	179,955	0.48
5,656		Emerson Electric Co	320,469	0.85
9,436		Johnson & Johnson	629,381	1.66
4,866		Medtronic, Inc	244,614	0.65
	*	Other	820,218	2.15

			2,194,637	5.79

INSURANCE AGENTS, BROKERS AND SERVICE			188,223	0.50

INSURANCE CARRIERS
3,800		Aflac, Inc	237,994	0.63
3,300		Chubb Corp	180,114	0.48
4,016		Travelers Cos, Inc	216,061	0.57
	*	Other	992,124	2.61

			1,626,293	4.29

LEATHER AND LEATHER PRODUCTS *			36,207	0.09

LUMBER AND WOOD PRODUCTS *			3,768	0.01

METAL MINING *			39,147	0.10

MISCELLANEOUS MANUFACTURING INDUSTRIES			110,182	0.29

MISCELLANEOUS RETAIL *			390,977	1.03

MOTION PICTURES
18,164		Time Warner, Inc	299,888	0.79
	*	Other	145,243	0.48

			479,626	1.27

NONDEPOSITORY INSTITUTIONS
5,653		American Express Co	294,069	0.78
	*	Other	310,263	0.82

			604,332	1.60

NONMETALLIC MINERALS, EXCEPT FUELS			89,609	0.24

OIL AND GAS EXTRACTION
1,706		Transocean, Inc	244,214	0.64
	*	Other	1,555,721	3.11

			1,799,935	4.75

PAPER AND ALLIED PRODUCTS *			331,955	0.88

PETROLEUM AND COAL PRODUCTS
2,702		Apache Corp	290,573	0.77
2,934		Devon Energy Corp	260,862	0.69
2,800		Valero Energy Corp	196,084	0.52
	*	Other	809,867	2.13

			1,557,386	4.11

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	75

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

SOCIAL CHOICE EQUITY FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

PIPELINES, EXCEPT NATURAL GAS				$120,605	0.32%

PRIMARY METAL INDUSTRIES *				621,616	1.64

PRINTING AND PUBLISHING				278,669	0.74

RAILROAD TRANSPORTATION				277,414	0.73

REAL ESTATE				15,150	0.04

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				162,044	0.43

SECURITY AND COMMODITY BROKERS
1,610		Goldman Sachs Group, Inc		346,231	0.91
4,036		Merrill Lynch & Co, Inc		216,652	0.57
	*	Other		686,290	1.82

				1,249,173	3.30

SOCIAL SERVICES *				6,832	0.02

SPECIAL TRADE CONTRACTORS *				17,783	0.05

STONE, CLAY, AND GLASS PRODUCTS
3,766		3M Co		317,549	0.84
	*	Other		27,474	0.07

				345,023	0.91

TEXTILE MILL PRODUCTS				5,154	0.01

TRANSPORTATION BY AIR *				228,918	0.60

TRANSPORTATION EQUIPMENT *				473,465	1.25

TRANSPORTATION SERVICES				8,916	0.02

TRUCKING AND WAREHOUSING
3,644		United Parcel Service, Inc (Class B)		257,704	0.68

				257,704	0.68

WATER TRANSPORTATION *				32,201	0.08

WHOLESALE TRADE-DURABLE GOODS *				190,600	0.50

WHOLESALE TRADE-NONDURABLE GOODS *				170,721	0.45

		TOTAL COMMON STOCKS	(Cost $33,877,907)	37,833,650	99.87

		TOTAL PORTFOLIO	(Cost $33,877,907)	37,833,650	99.87
		OTHER ASSETS & LIABILITIES, NET		48,972	0.13

		NET ASSETS		$37,882,622	100.00%

*	Non-income producing.
m	Indicates a security has been deemed illiquid.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

76	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS

REAL ESTATE SECURITIES FUND  ■  DECEMBER 31, 2007

Shares		Company	Value	% of net assets

COMMON STOCKS
HOLDING AND OTHER INVESTMENT OFFICES
28,500	e	Acadia Realty Trust	$729,885	0.98%
5,600		Alexandria Real Estate Equities, Inc	569,352	0.76
30,200		AMB Property Corp	1,738,312	2.32
13,900		American Campus Communities, Inc	373,215	0.50
36,200		AvalonBay Communities, Inc	3,407,868	4.56
6,600		Boardwalk Real Estate Investment Trust	297,918	0.40
49,000		Boston Properties, Inc	4,498,690	6.02
16,400		Camden Property Trust	789,660	1.06
29,100		Corporate Office Properties Trust	916,650	1.23
8,400		Digital Realty Trust, Inc	322,308	0.43
20,000		Douglas Emmett, Inc	452,200	0.60
26,346		EastGroup Properties, Inc	1,102,580	1.47
9,000		Entertainment Properties Trust	423,000	0.57
58,100		Equity Residential	2,118,907	2.83
18,100	e	Essex Property Trust, Inc	1,764,569	2.36
39,100		Federal Realty Investment Trust	3,212,065	4.30
25,300		General Growth Properties, Inc	1,041,854	1.39
12,100		Gramercy Capital Corp	294,151	0.39
73,600		HCP, Inc	2,559,808	3.42
117,723		Host Marriott Corp	2,006,000	2.68
22,600		iShares Dow Jones US Real Estate Index Fund	1,484,820	1.99
6,400	e	Kilroy Realty Corp	351,744	0.47
23,900		Kimco Realty Corp	869,960	1.16
34,900	e	Macerich Co	2,479,994	3.32
99,169	e	Mission West Properties, Inc	943,097	1.26
24,100		Nationwide Health Properties, Inc	756,017	1.01
35,800		Post Properties, Inc	1,257,296	1.68
71,100		Prologis	4,506,318	6.03
35,600		Public Storage, Inc	2,613,396	3.50
44,000		Regency Centers Corp	2,837,560	3.80
13,800		RioCan Real Estate Investment Trust	305,098	0.41
75,800		Simon Property Group, Inc	6,583,988	8.81
26,600		SL Green Realty Corp	2,486,036	3.33
39,900	e	Strategic Hotels & Resorts, Inc	667,527	0.89
19,200		Sun Communities, Inc	404,544	0.54
50,700		Taubman Centers, Inc	2,493,933	3.34
21,500		UDR, Inc	426,775	0.57
56,500		Ventas, Inc	2,556,625	3.42
42,100		Vornado Realty Trust	3,702,695	4.95
	g,m,v*	Other	1,171,523	1.57

			67,517,938	90.32

HOTELS AND OTHER LODGING PLACES
7,900		Accor S.A.	631,797	0.85
10,800		Marriott International, Inc (Class A)	369,144	0.49
26,600		Starwood Hotels & Resorts Worldwide, Inc	1,171,198	1.57

			2,172,139	2.91

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	77

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

REAL ESTATE SECURITIES FUND  ■  DECEMBER 31, 2007

Shares		Company		Value	% of net assets

JUSTICE, PUBLIC ORDER AND SAFETY
37,100	*	Corrections Corp of America		$1,094,821	1.47%

				1,094,821	1.47

REAL ESTATE
285,000		Allgreen Properties Ltd		295,009	0.39
50,000		City Developments Ltd		493,244	0.66
295,000		Greentown China Holdings Ltd		460,807	0.62
14,300		Hammerson plc		291,773	0.39
4,495,000		Lai Fung Holdings Lts.		227,707	0.30
1,270,000		Shanghai Real Estate Ltd		322,492	0.43
48,700	e	Thomas Properties Group, Inc		524,986	0.70
	g,m,v*	Other		703,748	0.95

				3,319,766	4.44

		TOTAL COMMON STOCKS	(Cost $81,000,811)	74,104,664	99.14

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES +				200,000	0.27

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
751,731		State Street Navigator Securities Lending Prime Portfolio		751,731	1.00

		TOTAL SHORT-TERM INVESTMENTS	(Cost $951,713)	951,731	1.27

		TOTAL PORTFOLIO	(Cost $81,952,524)	75,056,395	100.41
		OTHER ASSETS & LIABILITIES, NET		(305,122)	(0.41)

		NET ASSETS		$74,751,273	100.00%

*	Non-income producing.
+	Notes mature 01/02/08.
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers.
At December 31, 2007, the value of these securities amounted to $243,200 or 0.32% of net assets.
m	Indicates a security has been deemed illiquid.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

78	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS

BOND FUND  ■  DECEMBER 31, 2007

Principal		Issuer		Rating†	Value	% of net assets

BONDS
CORPORATE BONDS
AMUSEMENT AND RECREATION SERVICES					$104,237	0.12%

APPAREL AND ACCESSORY STORES					100,474	0.12

BUILDING MATERIALS AND GARDEN SUPPLIES					47,372	0.05

BUSINESS SERVICES g					61,268	0.07

CHEMICALS AND ALLIED PRODUCTS g					338,581	0.39

COMMUNICATIONS e					2,100,945	2.42

DEPOSITORY INSTITUTIONS
$1,000,000	g	Banco Bilbao Vizcaya Argentaria S.A.	5.750%, 07/20/17	Aaa	1,067,771	1.23
500,000		Banco Nacional de Comercio Exterior SNC	3.875%, 01/21/09	A1	486,250	0.56
900,000	g	Depfa ACS Bank	5.125%, 03/16/37	Aaa	889,581	1.03
	g,i	Other			3,491,207	4.03

					5,934,809	6.85

EATING AND DRINKING PLACES					103,704	0.12

ELECTRIC, GAS, AND SANITARY SERVICES e,g					1,282,152	1.48

FOOD AND KINDRED PRODUCTS					422,392	0.49

FOOD STORES					104,591	0.12

GENERAL MERCHANDISE STORES					318,791	0.37

HEALTH SERVICES					103,374	0.12

HOLDING AND OTHER INVESTMENT OFFICES					223,845	0.26

INDUSTRIAL MACHINERY AND EQUIPMENT					306,552	0.35

INSTRUMENTS AND RELATED PRODUCTS e					200,851	0.23

INSURANCE CARRIERS e,g,i					741,076	0.86

METAL MINING g					143,997	0.17

MISCELLANEOUS MANUFACTURING INDUSTRIES g					98,875	0.11

MISCELLANEOUS RETAIL					100,644	0.12

MOTION PICTURES					197,937	0.23

NONDEPOSITORY INSTITUTIONS
500,000		General Electric Capital Corp	5.500%, 06/04/14	Aaa	515,904	0.59
	e,g	Other			1,590,480	1.84

					2,106,384	2.43

OIL AND GAS EXTRACTION g					669,903	0.77

PAPER AND ALLIED PRODUCTS e					292,130	0.34

PETROLEUM AND COAL PRODUCTS g					144,079	0.17

PIPELINES, EXCEPT NATURAL GAS					97,565	0.11

PRIMARY METAL INDUSTRIES g					201,196	0.23

PRINTING AND PUBLISHING					431,382	0.50

RAILROAD TRANSPORTATION					192,278	0.22

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	79

SUMMARY PORTFOLIO OF INVESTMENTS	continued

BOND FUND  ■  DECEMBER 31, 2007

Principal		Issuer		Rating†	Value	% of net assets

SECURITY AND COMMODITY BROKERS g,i					$1,620,714	1.87%

TRANSPORTATION BY AIR					98,384	0.11

TRANSPORTATION EQUIPMENT g					558,941	0.65

WHOLESALE TRADE-NONDURABLE GOODS					201,904	0.23

		TOTAL CORPORATE BONDS ($19,765,894)			19,651,327	22.68

GOVERNMENT BONDS
AGENCY SECURITIES
$ 550,000		Federal Farm Credit Bank (FFCB)	3.375%, 07/15/08	Aaa	547,062	0.63
1,000,000		Federal Home Loan Bank (FHLB)	5.000%, 10/16/09	Aaa	1,006,085	1.16
500,000		Federal National Mortgage Association (FNMA)	5.375%, 06/12/17	Aaa	531,137	0.61
550,000		FFCB	4.125%, 04/15/09	Aaa	552,248	0.64
500,000		FHLB	5.000%, 11/17/17	Aaa	518,419	0.60
500,000		Private Export Funding Corp	5.450%, 09/15/17	Aaa	531,821	0.61
		Other			776,880	0.90

					4,463,652	5.15

FOREIGN GOVERNMENT BONDS
1,000,000	e	Province of Manitoba Canada	4.450%, 04/12/10	Aa1	1,011,384	1.17
500,000		Province of Saskatchewan Canada	8.000%, 02/01/13	Aa1	576,287	0.67
	g	Other			1,789,596	2.06

					3,377,267	3.90

MORTGAGE BACKED SECURITIES
1,500,000		Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/18/16		1,570,934	1.81
563,129		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000%, 11/01/33		572,724	0.66
677,041		FGLMC	5.500%, 04/01/37		675,644	0.78
772,571		FGLMC	5.500%, 05/01/37		770,977	0.89
1,706,191		Federal National Mortgage Association (FNMA)	4.557%, 01/01/15		1,693,556	1.95
1,221,384		FNMA	5.000%, 03/01/34		1,193,542	1.38
24,609		FNMA	8.250%, 12/30/49		633,682	0.73
1,000,000		FNMA	5.100%, 09/10/09		1,006,183	1.16
571,187		FNMA	5.500%, 07/01/24		574,324	0.66
554,635		FNMA	5.500%, 07/01/33		555,047	0.64
680,518		FNMA	5.000%, 03/01/34		665,005	0.77
890,479		FNMA	5.500%, 07/01/33		891,140	1.03
1,505,512		FNMA	5.500%, 11/01/33		1,506,629	1.74
723,507		FNMA	6.000%, 10/01/33		736,162	0.85
1,294,533		FNMA	5.000%, 02/25/35		1,300,932	1.5
	i	Other			12,259,748	14.15

					26,606,229	30.70

U.S. TREASURY SECURITIES
1,000,000		United States Treasury Bond	3.375%, 11/30/12		996,641	1.15
2,055,000		United States Treasury Bond	3.875%, 10/31/12		2,095,297	2.42
500,000		United States Treasury Bond	4.000%, 08/31/09		507,344	0.58
558,000		United States Treasury Bond	4.750%, 08/15/17		589,344	0.68

80	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS	continued

BOND FUND  ■  DECEMBER 31, 2007

Principal		Issuer		Rating†	Value	% of net assets

U.S. TREASURY SECURITIES – continued
$600,000		United States Treasury Bond	3.625%, 05/15/13		$604,125	0.70%
1,219,000		United States Treasury Bond	4.750%, 02/15/37		1,275,759	1.47
3,308,430		United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10		3,297,317	3.80
	j	Other			1,122,822	1.30

					10,488,649	12.10

		TOTAL GOVERNMENT BONDS ($44,378,869)			44,935,797	51.85

		TOTAL BONDS ($64,144,763)			64,587,124	74.53

STRUCTURED ASSETS
ASSET BACKED
500,000		AmeriCredit Automobile Receivables Trust Series 2007-BF (Class A3A)	5.160%, 04/06/12	Aaa	503,768	0.58
702,773		Centex Home Equity Series 2002-A (Class AF6)	5.540%, 01/25/32	Aaa	700,646	0.81
500,000	i	Citicorp Mortgage Securities, Inc Series 2006-1 (Class A3)	5.706%, 07/25/36	Aaa	491,193	0.57
1,000,000	i	Flagstar Home Equity Loan Trust Series 2007-1A (Class AF3)	5.781%, 01/25/35	Aaa	927,017	1.07
1,000,000		Hertz Vehicle Financing LLC Series 2005-1A (Class A3)	5.010%, 02/25/11	Aaa	1,007,686	1.16
711,761	i	HFC Home Equity Loan Asset Backed Certificates Series 2007-1 (Class A1F)	5.910%, 03/20/36	Aaa	708,843	0.82
500,000		Honda Auto Receivables Owner Trust Series 2007-1 (Class A4)	5.090%, 07/18/13	NR	505,307	0.58
1,000,000		Household Automotive Trust Series 2006-3 (Class A4)	5.340%, 09/17/13	Aaa	1,015,297	1.17
586,913		Marriott Vacation Club Owner Trust Series 2006-2A (Class A)	5.362%, 10/20/28	Aaa	597,897	0.69
1,000,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3)	5.550%, 03/25/36	Aaa	868,274	1.00
983,333	m	Sonic Capital LLC Series 2006-1A (Class A2)	5.096%, 12/20/31	Aaa	944,576	1.09
500,000		Wachovia Auto Loan Owner Trust Series 2006-2A (Class A3)	5.230%, 08/22/11	Aaa	500,833	0.58
	i,m	Other			4,936,613	5.70

					13,707,950	15.82

OTHER MORTGAGE BACKED SECURITIES
750,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376%, 07/12/37	Aaa	765,028	0.88
670,310		Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)	5.000%, 01/25/20	Aaa	664,609	0.77
	i	Other			5,250,352	6.06

					6,679,989	7.71

		TOTAL STRUCTURED ASSETS ($21,010,283)			20,387,939	23.53

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	81

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

BOND FUND  ■  DECEMBER 31, 2007

Shares	Company		Value	% of net assets

PREFERRED STOCKS
DEPOSITORY INSTITUTIONS			$86,800	0.10%

	TOTAL PREFERRED STOCKS	(Cost $100,000)	86,800	0.10

Principal	Issuer
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
$ 880,000	Federal Home Loan Bank (FHLB)	0.000%, 01/02/08	880,000	1.01

Shares	Company
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
959,861	State Street Navigator Securities Lending Prime Portfolio		959,861	1.11

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,839,781)	1,839,861	2.12

	TOTAL PORTFOLIO	(Cost $87,094,827)	86,901,724	100.28
	OTHER ASSETS & LIABILITIES, NET		(240,316)	(0.28)

	NET ASSETS		$86,661,408	100.00%

ABBREVIATION:

NR    Not Rated

†	As provided by Moody’s Investors Service (unaudited).
e	All or a portion of these securities are out on loan.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2007, the value of these securities amounted to $4,733,966 or 5.46 % of net assets.
i	Floating rate or variable rate securities reflects the rate at December 31, 2007.
j	Zero coupon.
m	Indicates a security has been deemed illiquid.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

82	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

SUMMARY PORTFOLIO OF INVESTMENTS

MONEY MARKET FUND  ■  DECEMBER 31, 2007

Principal	Issuer		Value	% of net assets

SHORT TERM INVESTMENTS
BANK NOTES
$1,000,000	Wells Fargo Bank NA	4.600%, 01/07/08	$1,000,000	0.99%
1,000,000	Wells Fargo Bank NA	4.600%, 01/08/08	1,000,000	0.99

			2,000,000	1.98

BANKERS ACCEPTANCE
1,477,000	JPMorgan Chase Bank NA	0.000%, 01/22/08	1,472,993	1.47
1,800,000	Wachovia Bank NA	0.000%, 03/11/08–05/23/08	1,776,455	1.77

			3,249,448	3.24

CERTIFICATES OF DEPOSIT
1,000,000	American Express Bank FSB	5.160%, 01/10/08	1,000,003	1.00
1,000,000	Bank of Montreal	4.810%, 02/06/08	1,000,015	1.00
1,000,000	Bank of Nova Scotia	4.680%, 02/11/08	1,000,000	1.00
1,000,000	Barclays Bank plc	5.190%, 02/12/08	1,000,000	1.00
	Other		1,950,009	1.92

			5,950,027	5.92

COMMERCIAL PAPER
1,000,000	Abbey National North America LLC	02/05/08	995,460	0.99
1,240,000	Abbey National North America LLC	01/08/08–03/06/08	1,233,694	1.23
1,390,000	Air Products & Chemicals	01/11/08	1,388,270	1.38
1,000,000	American Honda Finance Corp	01/25/08	997,067	0.99
1,450,000	American Honda Finance Corp	01/29/08	1,444,914	1.44
1,000,000	Bank of Scotland	01/18/08	997,639	0.99
1,710,000	Bank of Scotland	03/11/08	1,693,242	1.69
1,500,000	Bank of America Corp	02/13/08–02/21/08	1,490,286	1.48
1,500,000	Corporate Asset Funding Corp	01/15/08	1,497,147	1.49
1,000,000	Corporate Asset Funding Corp	01/29/08	996,197	0.99
1,000,000	Canadian Imperial Holding, Inc	01/30/08	996,211	0.99
1,000,000	Ciesco LLC	01/17/08	997,831	1.00
1,000,000	Ciesco LLC	01/22/08	997,101	0.99
1,000,000	Citigroup Funding, Inc	01/24/08	996,582	0.99
1,800,000	Citigroup Funding, Inc	01/29/08–03/20/08	1,786,426	1.78
1,500,000	Coca-Cola Co	01/24/08–02/19/08	1,493,749	1.49
1,420,000	General Electric Capital Corp	02/19/08	1,410,665	1.41
1,120,000	General Electric Capital Corp	03/04/08	1,110,886	1.11
2,000,000	Govco LLC	03/13/08	1,981,200	1.97
1,000,000	IBM International Group	01/14/08	998,294	1.00
1,000,000	IBM International Group	01/17/08	997,911	1.00
1,000,000	ING US Funding LLC	02/07/08	995,257	0.99
1,000,000	ING US Funding LLC	02/20/08	993,306	0.99
1,145,000	JPMorgan Chase & Co	02/13/08–04/17/08	1,135,679	1.13
2,500,000	Nestle Capital Corp	02/06/08–03/13/08	2,480,842	2.48
2,163,000	Paccar Financial Corp	02/15/08	2,150,862	2.14
2,500,000	Private Export Funding Corp	01/14/08–03/26/08	2,485,185	2.47
1,000,000	Procter & Gamble International	01/31/08	996,500	0.99
1,900,000	Procter & Gamble International	02/01/08–03/12/08	1,887,856	1.88
1,000,000	Societe Generale North America, Inc	02/01/08	995,884	0.99
1,200,000	Svensk Exportkredit AB	01/15/08	1,197,732	1.19

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	83

SUMMARY PORTFOLIO OF INVESTMENTS	concluded

MONEY MARKET FUND  ■  DECEMBER 31, 2007

Principal		Issuer		Value	% of net assets

COMMERCIAL PAPER — continued
$1,690,000		Svensk Exportkredit AB	03/14/08	$1,674,579	1.67%
1,500,000		Toronto-Dominion Holdings	01/31/08	1,493,675	1.49
1,370,000		Toyota Motor Credit Corp	01/16/08	1,367,289	1.36
1,000,000		Toyota Motor Credit Corp	02/14/08	994,036	0.99
1,325,000		UBS Finance (Delaware) LLC	03/19/08–05/14/08	1,305,181	1.30
1,070,000		Unilever Capital Corp	01/11/08	1,068,749	1.06
1,000,000		Unilever Capital Corp	01/25/08	997,193	0.99
1,500,000		United Parcel Service, Inc	03/18/08	1,486,204	1.48
1,524,000		Yorktown Capital LLC	04/11/08	1,502,622	1.50
8,338,000		Other	01/07/08–05/15/08	8,291,281	8.25

				62,000,684	61.73

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
		Federal Home Loan Bank (FHLB)
1,210,000		FHLB	01/04/08	1,209,560	1.20
1,100,000		FHLB	01/09/08	1,098,929	1.09
2,170,000		FHLB	01/15/08	2,166,371	2.16
1,135,000		FHLB	03/17/08	1,124,769	1.12
1,770,000		FHLB	04/16/08	1,748,007	1.74
2,982,000		FHLB	01/16/08–03/19/08	2,962,072	2.95
		Federal Home Loan Mortgage Corp (FHLMC)
1,000,000		FHLMC	01/28/08	996,737	0.99
1,000,000		FHLMC	02/19/08	994,270	0.99
4,738,000		FHLMC	02/14/08–04/18/08	4,697,565	4.68
		Federal National Mortgage Association (FNMA)
1,230,000		FNMA	01/23/08	1,226,828	1.22
2,000,000		FNMA	02/08/08	1,991,112	1.98
4,028,000		FNMA	02/13/08–05/21/08	3,986,954	3.98

				24,203,174	24.10

VARIABLE NOTES
1,200,000	i	PNC Bank NA	5.170%, 01/02/08	1,199,999	1.19
1,000,000	i	Suntrust Bank	4.845%, 01/28/08	1,000,021	1.00
1,000,000	i	Wachovia Bank NA	4.981%, 11/25/08	1,000,000	1.00

				3,200,020	3.19

		TOTAL SHORT-TERM INVESTMENTS	(Cost $100,603,353)	100,603,353	100.16

		TOTAL PORTFOLIO	(Cost $100,603,353)	100,603,353	100.16
		OTHER ASSETS & LIABILITIES, NET		(159,065)	(0.16)

		NET ASSETS		$100,444,288	100.00%

i	Floating rate or variable rate securities reflects the rate in effect as of December 31, 2007.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

84	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ■ 2007 Annual Report	85

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE FUNDS  ■  DECEMBER 31, 2007

Growth Equity Fund

ASSETS
Portfolio investments, at cost	$36,975,196
Net unrealized appreciation (depreciation) of portfolio investments	5,055,180
Portfolio investments, at value*	42,030,376
Cash	2,602
Cash – foreign**	—
Receivable from securities transactions	791,100
Receivable from Fund shares sold	33,587
Dividends and interest receivable	24,966
Reclaims receivable	1,647
Total assets	42,884,278

LIABILITIES
Management fees payable	8,789
Due to custodian	—
Payable for collateral for securities on loan	309,830
Payable for securities transactions	179,509
Payable for Fund shares redeemed	10,511
Total liabilities	508,639
NET ASSETS	$42,375,639

NET ASSETS CONSIST OF:
Paid-in-capital	$72,351,929
Undistributed (accumulated) net investment income (loss)	(17,777)
Undistributed (accumulated) net realized gain (loss) on total investments	(35,013,755)
Net unrealized appreciation (depreciation) on total investments	5,055,242
NET ASSETS	$42,375,639

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	2,351,772
Net asset value per share	$18.02

* Includes securities loaned of:	$297,124
** Cost:	$—

86	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Small-Cap Equity Fund

$76,756,360	$155,685,832	$77,071,877	$63,596,487
16,049,979	5,523,558	1,903,999	(1,294,345)
92,806,339	161,209,390	78,975,876	62,302,142
58,939	829	—	—
—	43,208	—	—
1,192,165	80,679	380,732	573,977
35,905	47,109	—	257,422
123,447	9,164	112,833	53,569
1,994	24,704	1,535	—
94,218,789	161,415,083	79,470,976	63,187,110

16,161	38,103	14,509	4,367
—	—	215,448	39,545
9,071,751	1,257,088	7,701,089	10,862,516
1,277,053	6,897	161,892	412,404
19,497	68,328	27,572	31
10,384,462	1,370,416	8,120,510	11,318,863
$83,834,327	$160,044,667	$71,350,466	$51,868,247

$78,129,101	$151,454,214	$69,583,815	$54,681,829
19,601	33,853	(89,540)	(59,220)
(10,364,570)	3,030,996	(47,877)	(1,460,017)
16,050,195	5,525,604	1,904,068	(1,294,345)
$83,834,327	$160,044,667	$71,350,466	$51,868,247

2,884,439	6,663,208	2,279,364	1,909,111
$29.06	$24.02	$31.30	$27.17

$8,810,062	$1,180,575	$7,475,420	$10,441,231
$—	$43,018	$—	$—

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	87

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE FUNDS  ■  DECEMBER 31, 2007

Stock Index Fund

ASSETS
Portfolio investments, at cost	$171,563,700
Net unrealized appreciation (depreciation) of portfolio investments	30,468,278
Portfolio investments, at value*	202,031,978
Cash	3,406
Receivable from securities transactions	86,355
Receivable from Fund shares sold	47,944
Dividends and interest receivable	544,129
Total assets	202,713,812

LIABILITIES
Management fees payable	9,422
Payable for collateral for securities on loan	18,193,453
Payable for securities transactions	29,802
Payable for Fund shares redeemed	135,749
Payable for variation margin on open futures contracts	6,272
Income Distribution payable	—
Total liabilities	18,374,698
NET ASSETS	$184,339,114

NET ASSETS CONSIST OF:
Paid-in-capital	$156,459,979
Undistributed (accumulated) net investment income (loss)	(45,725)
Undistributed (accumulated) net realized gain (loss) on total investments	(2,542,173)
Net unrealized appreciation (depreciation) on total investments	30,467,033
NET ASSETS	$184,339,114

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	5,814,633
Net asset value per share	$31.70

* Includes securities loaned of:	$17,639,594

88	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

concluded

Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Money Market Fund

$33,877,907	$81,952,524	$87,094,827	$100,603,353
3,955,743	(6,896,129)	(193,103)	—
37,833,650	75,056,395	86,901,724	100,603,353
4,125	322,679	2,571	8,953
—	899,172	20,206	—
127	229	3,286	8,323
52,426	724,409	700,815	67,401
37,890,328	77,002,884	87,628,602	100,688,030

2,265	16,113	7,267	5,068
—	751,731	959,861	—
—	1,308,839	—	—
5,441	174,928	66	238,605
—	—	—	—
—	—	—	69
7,706	2,251,611	967,194	243,742
$37,882,622	$74,751,273	$86,661,408	$100,444,288

$33,989,904	$83,970,218	$88,026,075	$100,444,703
(6,894)	(1,655,324)	2,668	71
(56,131)	(667,482)	(1,174,232)	(486)
3,955,743	(6,896,139)	(193,103)	—
$37,882,622	$74,751,273	$86,661,408	$100,444,288

1,396,635	2,821,270	3,529,610	100,444,703
$27.12	$26.50	$24.55	$1.00

$—	$739,333	$940,765	$—

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	89

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE FUNDS  ■  FOR THE YEAR ENDED DECEMBER 31, 2007

Growth Equity Fund

INVESTMENT INCOME
Dividends	$343,947
Foreign taxes withheld	(6,266)
Interest	8,087
Income from securities lending	5,634
Total income	351,402

EXPENSES
Investment management fees	82,507
Interest expense	3,448
Net expenses	85,955

Net investment income	265,447

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	3,694,987
Futures transactions	—
Foreign currency transactions	(5,249)
Net realized gain on total investments	3,689,738

Change in unrealized appreciation (depreciation) on:
Portfolio investments	2,427,016
Futures transactions	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	102
Net change in unrealized appreciation (depreciation) on total investments	2,427,118
Net realized and unrealized gain (loss) on total investments	6,116,856
Net increase (decrease) in net assets resulting from operations	$6,382,303

90	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund	International Equity Fund	Large-Cap Value Fund	Small-Cap Equity Fund

$1,233,722	$2,743,089	$1,533,188	$639,779
(12,845)	(339,759)	(19,722)	(598)
12,678	31,059	40,509	11,407
35,640	108,020	37,445	63,580
1,269,195	2,542,409	1,591,420	714,168

162,126	409,917	178,237	57,800
6,429	45,292	20,158	5,265
168,555	455,209	198,395	63,065

1,100,640	2,087,200	1,393,025	651,103

4,029,677	29,672,490	6,886,660	2,281,651
—	—	—	7,284
8,023	349,020	14,854	—
4,037,700	30,021,510	6,901,514	2,288,935

6,598,340	(9,388,887)	(8,027,843)	(6,037,446)
—	—	—	1,018
99	(3,508)	623	—
6,598,439	(9,392,395)	(8,027,220)	(6,036,428)
10,636,139	20,629,115	(1,125,706)	(3,747,493)
$11,736,779	$22,716,315	$267,319	$(3,096,390)

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	91

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE FUNDS  ■  FOR THE YEAR ENDED DECEMBER 31, 2007

Stock Index Fund

INVESTMENT INCOME
Dividends	$3,279,509
Foreign taxes withheld	(54)
Interest	80,776
Income from securities lending	89,616
Total income	3,449,847

EXPENSES
Investment management fees	110,220
Interest expense	3,123
Net expenses	113,343

Net investment income	3,336,504

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	1,501,387
Futures transactions	(114,620)
Foreign currency transactions	—
Net realized gain on total investments	1,386,767

Change in unrealized appreciation (depreciation) on:
Portfolio investments	4,315,298
Futures transactions	(964)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—
Net change in unrealized appreciation (depreciation) on total investments	4,314,334
Net realized and unrealized gain (loss) on total investments	5,701,101
Net increase (decrease) in net assets resulting from operations	$9,037,605

92	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

concluded

Social Choice Equity Fund	Real Estate Securities Fund	Bond Fund	Money Market Fund

$690,610	$1,819,805	$6,204	$—
(33)	(7,065)	—	—
25,608	28,749	4,138,429	4,031,666
21	9,120	4,691	—
716,206	1,850,609	4,149,324	4,031,666

26,688	244,321	78,511	46,091
32	20,318	—	—
26,720	264,639	78,511	46,091

689,486	1,585,970	4,070,813	3,985,575

1,049,227	8,253,247	(334,769)	29
48,499	—	—	—
—	(7,405)	—	—
1,097,726	8,245,842	(334,769)	29

(240,933)	(25,455,980)	645,424	—
—	—	—	—
—	(10)	—	—
(240,933)	(25,455,990)	645,424	—
856,793	(17,210,148)	310,655	29
$1,546,279	$(15,624,178)	$4,381,468	$3,985,604

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	93

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE FUNDS

	Growth Equity Fund
	For the Year Ended December 31,
	2007	2006

CHANGE IN NET ASSETS
Net investment income	$265,447	$225,805
Net realized gain on total investments	3,689,738	679,126
Net change in unrealized appreciation (depreciation) on total investments	2,427,118	616,831
Net increase from operations	6,382,303	1,521,762

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(284,965)	(223,438)
From net realized gain on total investments	—	—
Total distributions	(284,965)	(223,438)

SHAREHOLDER TRANSACTIONS:
Subscriptions	13,688,417	3,207,188
Reinvestment of distributions	284,965	223,438
Redemptions	(5,874,596)	(6,066,409)
Net increase (decrease) from shareholder transactions	8,098,786	(2,635,783)

Net increase (decrease) in net assets	14,196,124	(1,337,459)

NET ASSETS
Beginning of year	28,179,515	29,516,974
End of year	$42,375,639	$28,179,515

Undistributed net investment income included in net assets	$(17,777)	$5,633

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	1,889,545	2,074,716
Shares sold	809,746	224,967
Shares issued in reinvestment of distributions	15,796	15,046
Shares redeemed	(363,315)	(425,184)
Total net increase (decrease) in shares outstanding	462,227	(185,171)
Shares outstanding, end of year	2,351,772	1,889,545

94	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

Growth & Income Fund		International Equity Fund
For the Year Ended December 31,		For the Year Ended December 31,
2007	2006	2007	2006

$1,100,640	$891,132	$2,087,200	$1,455,045
4,037,700	2,009,776	30,021,510	15,436,266
6,598,439	5,717,440	(9,392,395)	6,625,077
11,736,779	8,618,348	22,716,315	23,516,388

(1,130,983)	(884,077)	(2,853,454)	(1,638,883)
—	—	(27,442,566)	—
(1,130,983)	(884,077)	(30,296,020)	(1,638,883)

18,372,776	5,408,723	41,552,125	26,885,170
1,130,983	884,077	30,296,020	1,638,883
(6,072,812)	(5,856,260)	(15,365,649)	(11,856,511)
13,430,947	436,540	56,482,496	16,667,542

24,036,743	8,170,811	48,902,791	38,545,047

59,797,584	51,626,773	111,141,876	72,596,829
$83,834,327	$59,797,584	$160,044,667	$111,141,876

$19,601	$10,529	$33,853	$(206,620)

2,408,900	2,394,121	4,443,877	3,716,157
661,329	235,343	1,486,707	1,206,983
38,705	35,865	1,296,364	66,459
(224,495)	(256,429)	(563,740)	(545,722)
475,539	14,779	2,219,331	727,720
2,884,439	2,408,900	6,663,208	4,443,877

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	95

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE FUNDS

	Large-Cap Value Fund
	For the Year Ended December 31,
	2007	2006

CHANGE IN NET ASSETS
Net investment income	$1,393,025	$1,019,904
Net realized gain on total investments	6,901,514	5,132,965
Net change in unrealized appreciation (depreciation) on total investments	(8,027,220)	5,016,410
Net increase (decrease) from operations	267,319	11,169,279

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,495,301)	(1,043,167)
From net realized gain on total investments	(8,487,242)	(3,948,741)
From tax return of capital	—	—
Total distributions	(9,982,543)	(4,991,908)

SHAREHOLDER TRANSACTIONS:
Subscriptions	18,187,744	17,832,473
Reinvestment of distributions	9,982,543	4,991,908
Redemptions	(14,021,344)	(11,112,731)
Net increase (decrease) from shareholder transactions	14,148,943	11,711,650

Net increase (decrease) in net assets	4,433,719	17,889,021

NET ASSETS
Beginning of year	66,916,747	49,027,726
End of year	$71,350,466	$66,916,747

Undistributed net investment income included in net assets	$(89,540)	$(11,029)

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	1,857,587	1,530,189
Shares sold	479,784	505,797
Shares issued in reinvestment of distributions	316,504	139,361
Shares redeemed	(374,511)	(317,760)
Total net increase (decrease) in shares outstanding	421,777	327,398
Shares outstanding, end of year	2,279,364	1,857,587

96	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

continued

Small-Cap Equity Fund		Stock Index Fund
For the Year Ended December 31,		For the Year Ended December 31,
2007	2006	2007	2006

$651,103	$589,430	$3,336,504	$2,779,126
2,288,935	5,556,775	1,386,767	1,734,610

(6,036,428)	2,181,316	4,314,334	18,722,252
(3,096,390)	8,327,521	9,037,605	23,235,988

(747,834)	(622,582)	(3,398,505)	(2,787,474)
(4,565,281)	(4,589,193)	(1,389,670)	(1,485,780)
(152,007)	—	—	—
(5,465,122)	(5,211,775)	(4,788,175)	(4,273,254)

8,716,338	15,270,680	28,104,158	18,645,906
5,465,122	5,211,775	4,788,175	4,273,254
(10,941,923)	(11,740,344)	(23,817,958)	(23,802,361)
3,239,537	8,742,111	9,074,375	(883,201)

(5,321,975)	11,857,857	13,323,805	18,079,533

57,190,222	45,332,365	171,015,309	152,935,776
$51,868,247	$57,190,222	$184,339,114	$171,015,309

$(59,220)	$(27,126)	$(45,725)	$2,582

1,780,575	1,510,143	5,527,062	5,571,382
268,473	461,331	866,447	640,679
196,799	163,892	149,304	138,967
(336,736)	(354,791)	(728,180)	(823,966)
128,536	270,432	287,571	(44,320)
1,909,111	1,780,575	5,814,633	5,527,062

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	97

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE FUNDS

	Social Choice Equity Fund
	For the Year Ended December 31,
	2007	2006

CHANGE IN NET ASSETS
Net investment income	$689,486	$568,991
Net realized gain (loss) on total investments	1,097,726	134,304
Net change in unrealized appreciation (depreciation) on total investments	(240,933)	3,954,011
Net increase (decrease) from operations	1,546,279	4,657,306

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(696,022)	(572,655)
From net realized gain on total investments	(628,557)	(209,262)
Total distributions	(1,324,579)	(781,917)

SHAREHOLDER TRANSACTIONS:
Subscriptions	3,927,667	3,214,491
Reinvestment of distributions	1,324,579	781,917
Redemptions	(3,522,345)	(4,498,072)
Net increase (decrease) from shareholder transactions	1,729,901	(501,664)

Net increase (decrease) in net assets	1,951,601	3,373,725

NET ASSETS
Beginning of year	35,931,021	32,557,296
End of year	$37,882,622	$35,931,021

Undistributed net investment income included in net assets	$(6,894)	$(11,176)

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	1,333,916	1,355,681
Shares sold	139,844	127,354
Shares issued in reinvestment of distributions	48,272	29,165
Shares redeemed	(125,397)	(178,284)
Total net increase (decrease) in shares outstanding	62,719	(21,765)
Shares outstanding, end of year	1,396,635	1,333,916

98	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

continued

Real Estate Securities Fund		Bond Fund
For the Year Ended December 31,		For the Year Ended December 31,
2007	2006	2007	2006

$1,585,970	$1,955,398	$4,070,813	$3,342,563
8,245,842	6,395,774	(334,769)	(349,576)
(25,455,990)	16,835,996	645,424	196,049
(15,624,178)	25,187,168	4,381,468	3,189,036

(3,084,353)	(2,744,180)	(4,093,995)	(3,316,713)
(9,760,527)	(5,795,419)	—	—
(12,844,880)	(8,539,599)	(4,093,995)	(3,316,713)

15,641,922	22,483,173	14,341,160	6,519,790
12,844,881	8,539,599	4,093,995	3,316,713
(29,971,649)	(13,624,438)	(3,822,073)	(4,382,023)
(1,484,846)	17,398,334	14,613,082	5,454,480

(29,953,904)	34,045,903	14,900,555	5,326,803

104,705,177	70,659,274	71,760,853	66,434,050
$74,751,273	$104,705,177	$86,661,408	$71,760,853

$(1,655,324)	$(681,080)	$2,668	$25,850

2,752,773	2,280,802	2,939,711	2,717,951
401,665	623,922	574,943	263,841
480,183	231,175	168,062	135,542
(813,351)	(383,126)	(153,106)	(177,623)
68,497	471,971	589,899	221,760
2,821,270	2,752,773	3,529,610	2,939,711

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	99

STATEMENTS OF CHANGES IN NET ASSETS	concluded

TIAA-CREF LIFE FUNDS

	Money Market Fund
	For the Year Ended December 31,
	2007	2006

CHANGE IN NET ASSETS
Net investment income	$3,985,575	$2,135,839
Net realized gain (loss) on total investments	29	(515)
Net increase from operations	3,985,604	2,135,324

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,985,575)	(2,135,839)
Total distributions	(3,985,575)	(2,135,839)

SHAREHOLDER TRANSACTIONS:
Seed Money redemptions	—	(20,000,000)
Subscriptions	73,781,955	62,394,641
Reinvestment of distributions	3,994,462	1,590,518
Redemptions	(31,225,919)	(27,276,256)
Net increase from shareholder transactions	46,550,498	16,708,903

Net increase in net assets	46,550,527	16,708,388

NET ASSETS
Beginning of year	53,893,761	37,185,373
End of year	$100,444,288	$53,893,761

Undistributed net investment income included in net assets	$71	$71

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	53,894,205	37,185,302
Seed Money shares redeemed	—	(20,000,000)
Shares sold	73,781,955	62,394,641
Shares issued in reinvestment of distributions	3,994,462	1,590,518
Shares redeemed	(31,225,919)	(27,276,256)
Total net increase in shares outstanding	46,550,498	16,708,903
Shares outstanding, end of year	100,444,703	53,894,205

100	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Life Funds ■ 2007 Annual Report	101

FINANCIAL HIGHLIGHTS

TIAA-CREF LIFE FUNDS

	Growth Equity Fund
	For the Year Ended December 31,
	2007		2006	2005		2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$14.91		$14.23	$13.58		$12.88	$10.15
Gain from investment operations:
Net investment income (a)	0.13		0.11	0.09		0.12	0.09
Net realized and unrealized gain on total investments	3.10		0.69	0.65		0.70	2.78
Total gain from investment operations	3.23		0.80	0.74		0.82	2.87
Less distributions from:
Net investment income	(0.12)		(0.12)	(0.09)		(0.12)	(0.14)
Net realized gains	—		—	—		—	—
Total distributions	(0.12)		(0.12)	(0.09)		(0.12)	(0.14)
Net asset value, end of year	$18.02		$14.91	$14.23		$13.58	$12.88

TOTAL RETURN	21.68%		5.62%	5.43%		6.39%	28.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$42,376		$28,180	$29,517		$28,282	$28,319
Ratio of expenses to average net assets	0.26	%(b)	0.25%	0.26	%(b)	0.25%	0.25%
Ratio of net investment income to average net assets	0.81%		0.79%	0.66%		0.95%	0.82%
Portfolio turnover rate	154%		98%	106%		79%	78%

(a)	Based on average shares outstanding.

(b)	Includes 0.01% of overdraft charges included in interest expense.

102	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

	Growth & Income Fund
	For the Year Ended December 31,
	2007		2006	2005	2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$24.82		$21.56	$20.49	$18.93	$15.22
Gain from investment operations:
Net investment income (a)	0.43		0.37	0.29	0.32	0.23
Net realized and unrealized gain on total investments	4.21		3.26	1.06	1.56	3.79
Total gain from investment operations	4.64		3.63	1.35	1.88	4.02
Less distributions from:
Net investment income	(0.40)		(0.37)	(0.28)	(0.32)	(0.31)
Net realized gains	—		—	—	—	—
Total distributions	(0.40)		(0.37)	(0.28)	(0.32)	(0.31)
Net asset value, end of year	$29.06		$24.82	$21.56	$20.49	$18.93

TOTAL RETURN	18.68%		16.85%	6.57%	9.94%	26.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$83,834		$59,798	$51,627	$47,748	$44,403
Ratio of expenses to average net assets	0.24	%(b)	0.23%	0.23%	0.23%	0.23%
Ratio of net investment income to average net assets	1.56%		1.63%	1.41%	1.66%	1.41%
Portfolio turnover rate	88%		119%	205%	85%	137%

(a)	Based on average shares outstanding.

(b)	Includes 0.01% of overdraft charges included in interest expense.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	103

FINANCIAL HIGHLIGHTS

TIAA-CREF LIFE FUNDS

	International Equity Fund
	For the Year Ended December 31,
	2007		2006	2005		2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$25.01		$19.54	$17.25		$14.93	$10.76
Gain from investment operations:
Net investment income (a)	0.42		0.35	0.31		0.29	0.26
Net realized and unrealized gain on total investments	4.26		5.50	2.28		2.35	4.15
Total gain from investment operations	4.68		5.85	2.59		2.64	4.41
Less distributions from:
Net investment income	(0.53)		(0.38)	(0.30)		(0.32)	(0.24)
Net realized gains	(5.14)		—	—		—	—
Total distributions	(5.67)		(0.38)	(0.30)		(0.32)	(0.24)
Net asset value, end of year	$24.02		$25.01	$19.54		$17.25	$14.93

TOTAL RETURN	19.34%		29.95%	15.01%		17.72%	41.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$160,045		$111,142	$72,597		$52,151	$47,879
Ratio of expenses to average net assets	0.33	%(b)	0.29%	0.31	%(c)	0.29%	0.29%
Ratio of net investment income to average net assets	1.51%		1.59%	1.75%		1.87%	2.15%
Portfolio turnover rate	190%		146%	153%		158%	139%

(a)	Based on average shares outstanding.

(b)	Includes 0.04% of overdraft charges included in interest expense.

(c)	Includes 0.02% of overdraft charges included in interest expense.

104	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

continued

	Large-Cap Value Fund
	For the Year Ended December 31,
	2007		2006	2005		2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$36.02		$32.04	$33.07		$31.62	$24.84
Gain (loss) from investment operations:
Net investment income (a)	0.71		0.64	0.72		0.74	0.60
Net realized and unrealized gain (loss) on total investments	(0.34)		6.26	0.95		5.82	7.65
Total gain from investment operations	0.37		6.90	1.67		6.56	8.25
Less distributions from:
Net investment income	(0.76)		(0.61)	(0.70)		(0.67)	(0.57)
Net realized gains	(4.33)		(2.31)	(2.00)		(4.44)	(0.90)
Total distributions	(5.09)		(2.92)	(2.70)		(5.11)	(1.47)
Net asset value, end of year	$31.30		$36.02	$32.04		$33.07	$31.62

TOTAL RETURN	0.91%		21.58%	4.94%		20.76%	33.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$71,350		$66,917	$49,028		$42,428	$29,760
Ratio of expenses to average net assets	0.27	%(b)	0.24%	0.25	%(c)	0.24%	0.24%
Ratio of net investment income to average net assets	1.88%		1.83%	2.17%		2.23%	2.19%
Portfolio turnover rate	133%		102%	112%		149%	159%

(a)	Based on average shares outstanding.

(b)	Includes 0.03% of overdraft charges included in interest expense.

(c)	Includes 0.01% of overdraft charges included in interest expense.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	105

FINANCIAL HIGHLIGHTS

TIAA-CREF LIFE FUNDS

	Small-Cap Equity Fund
	For the Year Ended December 31,
	2007		2006	2005		2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$32.12		$30.02	$33.43		$32.98	$24.63
Gain (loss) from investment operations:
Net investment income (a)	0.37		0.37	0.33		0.39	0.39
Net realized and unrealized gain (loss) on total investments	(2.10)		4.95	1.30		6.17	11.71
Total gain (loss) from investment operations	(1.73)		5.32	1.63		6.56	12.10
Less distributions from:
Net investment income	(0.44)		(0.38)	(0.37)		(0.39)	(0.36)
Net realized gains	(2.69)		(2.84)	(4.67)		(5.72)	(3.39)
Tax return of capital	(0.09)		—	—		—	—
Total distributions	(3.22)		(3.22)	(5.04)		(6.11)	(3.75)
Net asset value, end of year	$27.17		$32.12	$30.02		$33.43	$32.98

TOTAL RETURN	(5.62)%		17.84%	4.58%		19.83%	48.95%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$51,868		$57,190	$45,332		$42,194	$34,459
Ratio of expenses to average net assets	0.11	%(b)	0.10%	0.12	%(c)	0.10%	0.10%
Ratio of net investment income to average net assets	1.13%		1.12%	1.01%		1.13%	1.32%
Portfolio turnover rate	135%		246%	400%		221%	237%

(a)	Based on average shares outstanding.

(b)	Includes 0.01% of overdraft charges included in interest expense.

(c)	Includes 0.02% of overdraft charges included in interest expense.

106	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

continued

	Stock Index Fund
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$30.94	$27.45	$26.31	$23.93	$18.86
Gain from investment operations:
Net investment income (a)	0.59	0.51	0.46	0.46	0.35
Net realized and unrealized gain on total investments	1.02	3.77	1.14	2.38	5.47
Total gain from investment operations	1.61	4.28	1.60	2.84	5.82
Less distributions from:
Net investment income	(0.60)	(0.52)	(0.46)	(0.45)	(0.36)
Net realized gains	(0.25)	(0.27)	—	(0.01)	(0.39)
Total distributions	(0.85)	(0.79)	(0.46)	(0.46)	(0.75)
Net asset value, end of year	$31.70	$30.94	$27.45	$26.31	$23.93

TOTAL RETURN	5.16%	15.62%	6.04%	11.89%	30.85%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$184,339	$171,015	$152,936	$143,222	$118,320
Ratio of expenses to average net assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of net investment income to average net assets	1.82%	1.75%	1.73%	1.88%	1.68%
Portfolio turnover rate	13%	14%	8%	12%	26%

(a)	Based on average shares outstanding.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	107

FINANCIAL HIGHLIGHTS

TIAA-CREF LIFE FUNDS

	Social Choice Equity Fund
	For the Year Ended December 31,
	2007	2006	2005	2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$26.94	$24.02	$22.75	$20.60	$16.09
Gain from investment operations:
Net investment income (a)	0.51	0.43	0.38	0.39	0.29
Net realized and unrealized gain on total investments	0.64	3.08	1.24	2.16	4.54
Total gain from investment operations	1.15	3.51	1.62	2.55	4.83
Less distributions from:
Net investment income	(0.51)	(0.43)	(0.35)	(0.40)	(0.32)
Net realized gains	(0.46)	(0.16)	—	—	—
Total distributions	(0.97)	(0.59)	(0.35)	(0.40)	(0.32)
Net asset value, end of year	$27.12	$26.94	$24.02	$22.75	$20.60

TOTAL RETURN	4.25%	14.64%	7.11%	12.39%	30.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$37,883	$35,931	$32,557	$27,605	$26,510
Ratio of expenses to average net assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of net investment income to average net assets	1.81%	1.69%	1.63%	1.82%	1.64%
Portfolio turnover rate	12%	19%	8%	5%	15%

(a)	Based on average shares outstanding.

108	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

continued

	Real Estate Securities Fund
	For the Year Ended December 31,
	2007		2006	2005		2004	2003
SELECTED PER SHARE DATA
Net asset value, beginning of year	$38.04		$30.98	$33.89		$30.00	$24.48
Gain (loss) from investment operations:
Net investment income (a)	0.60		0.82	0.96		1.45	1.54
Net realized and unrealized gain (loss) on total investments	(6.68)		9.63	1.51		8.40	8.24
Total gain (loss) from investment operations	(6.08)		10.45	2.47		9.85	9.78
Less distributions from:
Net investment income	(1.31)		(1.09)	(1.38)		(1.26)	(1.39)
Net realized gains	(4.15)		(2.30)	(4.00)		(4.70)	(2.87)
Total distributions	(5.46)		(3.39)	(5.38)		(5.96)	(4.26)
Net asset value, end of year	$26.50		$38.04	$30.98		$33.89	$30.00

TOTAL RETURN	(16.12)%		34.05%	7.19%		32.98%	39.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$74,751		$104,705	$70,659		$63,899	$35,311
Ratio of expenses to average net assets	0.27	%(b)	0.25%	0.29	%(c)	0.25%	0.25%
Ratio of net investment income to average net assets	1.62%		2.30%	2.80%		4.41%	5.32%
Portfolio turnover rate	111%		117%	239%		315%	189%

(a)	Based on average shares outstanding.

(b)	Includes 0.02% of overdraft charges included in interest expense.

(c)	Includes 0.04% of overdraft charges included in interest expense.

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	109

FINANCIAL HIGHLIGHTS

TIAA-CREF LIFE FUNDS

	Bond Fund
	For the Year Ended December 31,				For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (b)
	2007	2006	2005	2004
SELECTED PER SHARE DATA
Net asset value, beginning of period	$24.41	$24.44	$24.88	$24.74	$25.00
Gain (loss) from investment operations:
Net investment income (a)	1.29	1.21	1.10	0.95	0.40
Net realized and unrealized gain (loss) on total investments	0.07	(0.06)	(0.48)	0.09	(0.24)
Total gain from investment operations	1.36	1.15	0.62	1.04	0.16
Less distributions from:
Net investment income	(1.22)	(1.18)	(1.06)	(0.90)	(0.40)
Net realized gains	—	—	—	—	(0.02)
Total distributions	(1.22)	(1.18)	(1.06)	(0.90)	(0.42)
Net asset value, end of period	$24.55	$24.41	$24.44	$24.88	$24.74

TOTAL RETURN	5.60%	4.70%	2.51%	4.21%	0.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,661	$71,761	$66,434	$58,375	$50,018
Ratio of expenses to average net assets	0.10%	0.10%	0.10%	0.10%	0.05%
Ratio of net investment income to average net assets	5.18%	4.88%	4.35%	3.78%	1.63%
Portfolio turnover rate	97%	76%	78%	103%	272%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

110	2007 Annual Report ■ TIAA-CREF Life Funds	See notes to financial statements

concluded

	Money Market Fund
	For the Year Ended December 31,				For the Period July 8, 2003 (commencement of operations/ effective date of SEC registration) to December 31, 2003 (b)
	2007	2006	2005	2004
SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Gain from investment operations:
Net investment income (a)	0.05	0.05	0.03	0.01	0.00	(c)
Total gain from investment operations	0.05	0.05	0.03	0.01	0.00	(c)
Less distributions from:
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	0.00	(c)
Total distributions	(0.05)	(0.05)	(0.03)	(0.01)	0.00	(c)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	5.34%	5.10%	3.25%	1.34%	0.49%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$100,444	$53,894	$37,185	$26,371	$20,824
Ratio of expenses to average net assets	0.06%	0.06%	0.06%	0.06%	0.03%
Ratio of net investment income to average net assets	5.19%	4.99%	3.24%	1.35%	0.46%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

N/A- Not Applicable

See notes to financial statements	TIAA-CREF Life Funds ■ 2007 Annual Report	111

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE FUNDS

Note 1—organization and significant accounting policies

TIAA-CREF Life Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on August 13, 1998, and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of ten series (each referred to as a “Fund”). Certain registered separate accounts (the “Account”) of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), which is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), have various sub-accounts which correspond to and invest in the Funds.

This report should be read in conjunction with the current prospectus, which contains more complete information about the Funds.

At the commencement of operations of each of these Funds, TIAA, an affiliate, invested in each Fund. As of December 31, 2007, TIAA had investments in the Funds as follow:

Fund	Investments in Funds Held By TIAA	Percentage of Net Assets
Growth Equity	$—	—%
Growth & Income	13,662,142	16.30
International Equity	33,770,439	21.10
Large-Cap Value	26,422,459	37.02
Small-Cap Equity	22,670,907	43.71
Stock Index	—	—
Social Choice Equity	12,429,581	32.81
Real Estate Securities	32,913,516	44.03
Bond	58,441,775	67.44
Money Market	—	—

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money

112	2007 Annual Report ■ TIAA-CREF Life Funds

market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using amortized cost. Investments in other registered investment companies are valued at their net asset value on the valuation date. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method.

Distributions received from Real Estate Investment Trusts (“REITs”) are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, realized gains and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by each REIT, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported.

Mortgage dollar roll transactions: The Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery and contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced” mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a

TIAA-CREF Life Funds ■ 2007 Annual Report	113

NOTES TO FINANCIAL STATEMENTS

contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields.

Cash: The Funds may hold cash in its account with the custodian. The Funds, throughout the year, may have a cash overdraft balance. A fee is incurred on this overdraft, and is included in interest expense on the financial statements.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with the counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty non-performance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended December 31, 2007.

Securities lending: The Funds may lend portfolio securities to qualified borrowers, consisting of financial institutions and brokers. By lending such securities, the Funds attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). Such income is reflected separately on the Statement of operations. The value of loaned securities and the liability related to the cash collateral received are reflected on the Statements of assets and

114	2007 Annual Report ■ TIAA-CREF Life Funds

continued

liabilities. These loans are secured by collateral equal to at least 102% of the market value of the securities loaned for U.S. securities and 105% of the market value of securities loaned for foreign securities. All cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. The market value of the loaned securities is determined at the close of each business day, and any additional required collateral is delivered to the Funds before the end of the following business day. The value of loaned securities and the liability related to the cash collateral received are reflected on the Statements of assets and liabilities.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities (“TIPS”): The Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as

TIAA-CREF Life Funds ■ 2007 Annual Report	115

NOTES TO FINANCIAL STATEMENTS

measured by the U.S. Consumer Price Index. The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations.

Targeted Return Index Securities (“TRAINs”): The Funds may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high-yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. The Funds carry on their books the current face value of the TRAIN which represents the current face value of the underlying securities. If a security is removed from the TRAIN, the current face value will be reduced equal to the face value of the security. The holder will have the option of receiving their portion of the bond or cash. Accrual payments are based upon the underlying securities so the payment dates coincide with the individual securities in the TRAIN.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Money Market Fund, in which case distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds to the extent they exceed capital loss carryovers.

Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REITs adjustments, foreign currency transactions, distribution reclassification, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax

116	2007 Annual Report ■ TIAA-CREF Life Funds

continued

differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses) as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

TIAA-CREF Life Funds ■ 2007 Annual Report	117

NOTES TO FINANCIAL STATEMENTS

Note 2—investment adviser and affiliates management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for the Funds pursuant to an Investment Management Agreement between Advisors and the Funds. Under the terms of the Investment Management Agreement, each Fund pays a fee for investment management services, based on the average daily net assets of each Fund. During year ended December 31, 2007, Advisors received the following annualized percentage of each Fund’s average daily net assets:

Fund	Investment Management Fee
Growth Equity	0.25%
Growth & Income	0.23%
International Equity	0.29%
Large-Cap Value	0.24%
Small-Cap Equity	0.10%
Stock Index	0.06%
Social Choice Equity	0.07%
Real Estate Securities	0.25%
Bond	0.10%
Money Market	0.06%

Total investment management fees incurred for each Fund for the year ended December 31, 2007, are reflected in the Statements of operations.

The Trustees of the Funds, all of whom are independent, receive remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. TIAA oversees the administration and recordkeeping of these deferred compensation plans on behalf of the Funds.

Note 3—investments

At December 31, 2007, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth Equity	$37,077,789	$5,809,504	$(856,917)	$4,952,587
Growth & Income	77,158,712	17,354,036	(1,706,409)	15,647,627
International Equity	155,840,295	12,122,256	(6,753,161)	5,369,095
Large-Cap Value	77,728,864	7,083,002	(5,835,990)	1,247,012
Small-Cap Equity	63,756,842	4,574,134	(6,028,834)	(1,454,700)
Stock Index	174,410,584	47,654,712	(20,033,318)	27,621,394
Social Choice Equity	34,070,247	9,352,797	(5,589,394)	3,763,403
Real Estate Securities	83,158,625	1,450,479	(9,552,709)	(8,102,230)
Bond	87,109,526	1,148,762	(1,356,564)	(207,802)

118	2007 Annual Report ■ TIAA-CREF Life Funds

continued

At December 31, 2007, the following Fund held open futures contracts:

Fund	Futures Contracts	Number of Contracts	Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Stock Index	E-mini S&P 500 Index	13	$960,180	March 2008	$431
	E-mini S&P 400 Index	2	172,960	March 2008	146
	Russell mini	2	154,440	March 2008	(1,822)
			$1,287,580		$(1,245)

For the year ended December 31, 2007, purchases and sales proceeds of investments, other than short-term investments, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales
Growth Equity	$57,966,705	$—	$50,597,508	$—
Growth & Income	74,867,068	—	61,913,921	—
International Equity	289,501,204	—	259,690,454	—
Large-Cap Value	103,270,217	—	97,679,573	—
Small-Cap Equity	77,018,832	—	78,299,173	—
Stock Index	32,229,915	—	24,002,155	—
Social Choice Equity	5,542,877	—	4,419,048	—
Real Estate Securities	107,257,524	—	117,814,543	—
Bond	19,512,165	62,392,719	14,255,101	52,913,361

Note 4—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and 2006 were as follows:

	2007				2006
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Total
Growth Equity	$284,965	$—	$—	$284,965	$223,438	$—	$223,438
Growth & Income	1,130,983	—	—	1,130,983	884,077	—	884,077
International Equity	16,489,097	13,806,923	—	30,296,020	1,638,883	—	1,638,883
Large-Cap Value	2,836,644	7,145,899	—	9,982,543	2,218,638	2,773,270	4,991,908
Small-Cap Equity	2,898,540	2,414,575	152,007	5,465,122	3,103,838	2,107,937	5,211,775
Stock Index	3,536,312	1,251,863	—	4,788,175	2,787,474	1,485,780	4,273,254
Social Choice Equity	855,836	468,743	—	1,324,579	617,646	164,271	781,917
Real Estate Securities	4,272,693	8,572,187	—	12,844,880	4,354,380	4,185,219	8,539,599
Bond	4,093,995	—	—	4,093,995	3,316,713	—	3,316,713
Money Market	3,985,575	—	—	3,985,575	2,135,839	—	2,135,839

TIAA-CREF Life Funds ■ 2007 Annual Report	119

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed (Over- distribution) Ordinary Income	Undistributed/ Accumulated Long-Term Capital Gain (Loss)	Unrealized Appreciation (Depreci- ation)	Capital Loss Carryover	Post- October Losses	Total
Growth Equity	$—	$—	$4,952,650	$(34,911,696)	$(17,244)	$(29,976,290)
Growth & Income	—	—	15,647,843	(9,938,969)	(3,648)	5,705,226
International Equity	1,033,881	2,185,436	5,371,136	—	—	8,590,453
Large-Cap Value	—	519,572	1,247,079	—	—	1,766,651
Small-Cap Equity	—	—	(1,454,703)	—	(1,358,879)	(2,813,582)
Stock Index	7,931	249,810	27,621,394	—	—	27,879,135
Social Choice Equity	17,508	111,808	3,763,402	—	—	3,892,718
Real Estate Securities	—	—	(8,102,240)	—	(1,116,705)	(9,218,945)
Bond	2,668	—	(207,802)	(1,159,533)	—	(1,364,667)
Money Market	71	—	—	(486)	—	(415)

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and futures contracts, adjustments for REIT distributions, and the use of capital loss carryovers.

As of December 31, 2007, the following Funds had capital loss carryovers, which will expire as follows:

	Growth Equity	Growth & Income	Bond	Money Market
Date of Expiration:
12/31/2009	$8,688,599	$—	$—	$—
12/31/2010	12,297,132	4,837,390	—	—
12/31/2011	10,153,999	5,101,579	—	—
12/31/2012	3,010,278	—	115,865	—
12/31/2013	761,688	—	272,542	—
12/31/2014	—	—	395,981	486
12/31/2015	—	—	375,145	—
Total	$34,911,696	$9,938,969	$1,159,533	$486

For the year ended December 31, 2007, the Growth Equity Fund, Growth & Income Fund, and Money Market Fund utilized $3,786,557, $3,970,549, and $21 respectively, of their capital loss carryover available from prior years.

120	2007 Annual Report ■ TIAA-CREF Life Funds

concluded

Note 5—line of credit

Each of the Funds, except the Bond and Money Market Funds, participate in a $1.5 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors. Interest associated with any borrowing under the facility will be charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2007, there were no borrowings under this credit facility by the Funds.

Note 6—recently adopted accounting standards

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the date of effectiveness. Management has determined that the adoption of FIN 48 did not have a material impact and therefore no adjustments are reflected to the Funds’ financial statements.

Note 7—new accounting pronouncements

In September 2006, FASB issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value under U.S. GAAP and expands disclosure about fair value measurements. SFAS 157 does not require a new fair value measurement but the application could change current practice in determining fair value and may require modifications to financial statements and disclosures. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements.

TIAA-CREF Life Funds ■ 2007 Annual Report	121

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

TIAA-CREF Life Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Stock Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund (constituting TIAA-CREF Life Funds, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the two year period ended December 31, 2004 were audited by other auditors whose report dated February 25, 2005 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2008

122	2007 Annual Report ■ TIAA-CREF Life Funds

2007 SPECIAL MEETING (UNAUDITED)

TIAA-CREF LIFE FUNDS

Trustees

The results below were certified by Broadridge Financial Solutions, Inc., independent tabulator for the TIAA-CREF Life Funds.

On September 17, 2007, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Dollars for	Percent	Dollars against	Percent	Dollars abstain	Percent
Forrest Berkley	$817,108,586.50	97.434%	$2,348,091.84	0.280%	$19,170,492.64	2.286%
Nancy A. Eckl	819,456,678.34	97.714	0.00	0.000	19,170,492.64	2.286
Eugene Flood, Jr.	819,456,678.34	97.714	0.00	0.000	19,170,492.64	2.286
Howell E. Jackson	819,456,678.34	97.714	0.00	0.000	19,170,492.64	2.286
Nancy L. Jacob	817,108,586.50	97.434	2,348,091.84	0.280	19,170,492.64	2.286
Bridget A. Macaskill	817,108,586.50	97.434	2,348,091.84	0.280	19,170,492.64	2.286
James M. Poterba	817,108,586.50	97.434	2,348,091.84	0.280	19,170,492.64	2.286
Maceo K. Sloan	485,356,754.04	57.875	334,099,924.30	39.839	19,170,492.64	2.286
Laura T. Starks	499,428,532.98	59.553	336,448,016.13	40.119	2,750,621.87	0.328

Nancy A. Eckl was elected to office. Forrest Berkley, Eugene Flood, Jr., Howell E. Jackson, Nancy L. Jacob, Bridget A. Macaskill, James M. Poterba, Maceo K. Sloan and Laura T. Starks continued in office.

TIAA-CREF Life Funds ■ 2007 Annual Report	123

MANAGEMENT (UNAUDITED)

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

Disinterested trustees

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	61	Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athaneum, and Director, Appalachian Mountain Club.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/1962	Trustee	Indefinite term. Trustee since September 2007.	Former Vice President (1990-2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61	Independent Director, the Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend and Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/1955	Trustee	Indefinite term. Trustee since 2005.	President, and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	61	None

124	2007 Annual Report ■ TIAA-CREF Life Funds

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/1967	Trustee	Indefinite term. Trustee since 2007	Chief Operating Officer, Copper Rock Capital Partners (since September 2007). Formerly Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002), Senior Vice President (1995-2000) and Vice President (1992-1995), Fidelity Investments.	61	None
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	61	None
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/1943	Chairman of the Board, Trustee	Indefinite term. Trustee since 2001.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997-June 2006), Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997) and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/1948	Trustee	Indefinite term. Trustee since 2003.	Principal, BAM Consulting LLC (since 2003), Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001). Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	61	Director, Prudential plc, Scottish & Newcastle plc (brewer), Federal National Mortgage Association (Fannie Mae), International Advisory Board, and British-American Business Council.

TIAA-CREF Life Funds ■ 2007 Annual Report	125

MANAGEMENT (UNAUDITED)	continued

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

Disinterested trustees—concluded

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/1958	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994-2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT), Mitsui Professor of Economics, MIT (1996-present). Program Director, National Bureau of Economic Research (since 1990).	61	The Jeffrey Company and Jeflion Company (unregistered investment companies)
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/1949	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	61	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

126	2007 Annual Report ■ TIAA-CREF Life Funds

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/1950	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002-present), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (2000-present); Professor, University of Texas at Austin (1987-present); Fellow, Financial Management Association (2002-present). Associate Dean for Research (2001-2002), Associate Director of Research, the Center for International Business Education and Research, University of Texas at Austin (2002-2003) and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).	61	None

TIAA-CREF Life Funds ■ 2007 Annual Report	127

MANAGEMENT (UNAUDITED)	continued

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

Officers

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/1956	Executive Vice President	One year term. Executive Vice President since July 2007.	Executive Vice President of TIAA (since July 2007) and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since September 2007). Manager, President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (since July 2007); Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2002).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/1962	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since February 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex, Vice President and Advisor Chief Compliance Officer of TIAA, and Chief Compliance Officer of Advisors and Investment Management. Formerly, Managing Director/Director of Global Compliance, AIG Global Investment Group (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, the Prudential Insurance Company of America (1994-1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988-1994).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/1959	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since February 2007.	Principal Executive Officer and President of TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors, and Manager of Investment Management (since 2004). Executive Vice President and Head of Asset Management of the TIAA-CREF Mutual Funds (2006-2007). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Funds Complex (2003-2005).

128	2007 Annual Report ■ TIAA-CREF Life Funds

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since February 2007.	Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Institutional Mutual Funds and TIAA Life Funds (since 2007). Formerly Funds Treasurer (2006-2/2007) of TIAA-CREF Funds Complex; Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/1952	Executive Vice President	One-year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice and Chief Communications Officer for Insurance Information Institute (1993-2001).
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/1953	Executive Vice President and General Counsel	One year term. Executive Vice President and General Counsel since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997-2003).
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/18/1956	Executive Vice President	One year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Funds Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999-2003); and Head and Deputy Head of Global Market Risk Management, Lehman Brothers (1997-1999).
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/1966	Executive Vice President	One year term. Executive Vice President since 2003.	Executive Vice President of TIAA and the TIAA-CREF Funds Complex (since 2003), and head of Corporate Services (since 2006). Formerly Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

TIAA-CREF Life Funds ■ 2007 Annual Report	129

MANAGEMENT (UNAUDITED)	concluded

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

Officers—concluded

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Marjorie Pierre-Merritt TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/28/1966	Vice President and Acting Corporate Secretary	One year term. Vice President and Acting Corporate Secretary since September 2007	Vice President and Acting Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since September 2007); Assistant Corporate Secretary of TIAA (2006-2007); Assistant Corporate Secretary of The Dun & Bradstreet Corporation (2003-2006); and Counsel, The New York Times Company (2001-2003).
Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/25/1956	N/A	N/A	Executive Vice President and Chief Financial Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2006). Manager and Executive Vice President of Investment Management, Director and Vice President of TPIS and Advisors (since 2006). Formerly Executive Vice President and Chief Financial Officer of Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds (2006–2/2007); Executive Vice President, Finance, Golden West Financial Corporation (2002-2006) and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999-2002).
Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-Year Term. Executive Vice President since February 2008.	Executive Vice President, Technology and Operations of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006–February 2008); and Head, Middle Office, Investment Banking (2000–2002), Head, Technology and Operations, Equities (1999–2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997–1999), JP Morgan Chase & Co.
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/1951	Executive Vice President	One year term. Executive Vice President since 2001.	Executive Vice President of TIAA and the TIAA-CREF Funds Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Funds Complex (2000-2005); President and Chief Executive Officer, Horizon Mercy (1996-2000).

130	2007 Annual Report ■ TIAA-CREF Life Funds

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/1958	Executive Vice President	One year term. Executive Vice President since 2006.

Executive Vice President (since 2006). Director of Tuition Financing and Manager of Services. President and CEO, TIAA-CREF Redwood, LLC. Formerly Senior Vice President, Pension Products (2003-2006), Vice President, Support Services (1998-2003), of TIAA and the TIAA-CREF Funds Complex.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, through our website www.tiaa-cref.org or by telephone at 800 223-1200.

TIAA-CREF Life Funds ■ 2007 Annual Report	131

IMPORTANT TAX INFORMATION (UNAUDITED)

TIAA-CREF LIFE FUNDS

For the fiscal year ended December 31, 2007, the TIAA-CREF Life Funds designated the following amounts (or the maximum allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 Gains	Long-Term Capital Gains	Total
International Equity	$0	$13,806,923	$13,806,923
Large-Cap Value	0	7,145,899	7,145,899
Small-Cap Equity	9,430	2,405,145	2,414,575
Stock Index	0	1,251,863	1,251,863
Social Choice Equity	518	468,225	468,743
Real Estate Securities	0	8,572,187	8,572,187

For the fiscal year ended December 31, 2007, the TIAA-CREF Life Funds designate the following percentages (or maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Growth Equity	69.32%
Growth & Income	78.99%
Large-Cap Value	45.63%
Small-Cap Equity	16.20%
Stock Index	75.45%
Social Choice Equity	73.12%
Real Estate Securities	0.29%

The TIAA-CREF Life International Equity Fund received income from foreign sources during the year ended December 31, 2007 of $2,743,585 ($0.411751 per share), and paid taxes to foreign countries during the year ended December 31, 2007 of $337,941 ($0.050717 per share).

132	2007 Annual Report ■ TIAA-CREF Life Funds

HOW TO REACH US

TIAA-CREF WEBSITE

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252

24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER

Retirement saving and planning, income options and payments, and tax reporting

800 842-2776

8 a.m. to 10 p.m. ET, Monday–Friday

9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER

TIAA-CREF mutual funds

800 223-1200

8 a.m. to 10 p.m. ET, Monday-Friday

INSURANCE PLANNING CENTER

After-tax annuities and life insurance

877 825-0411

8 a.m. to 8 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755

8 a.m. to 10 p.m. ET, Monday–Friday

9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF BROKERAGE SERVICES

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800 927-3059

8 a.m. to 7 p.m. ET, Monday–Friday

TIAA-CREF TRUST COMPANY, FSB

Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001

9 a.m. to 6 p.m. ET, Monday–Friday

ADVISOR SERVICES

888 842-0318

8 a.m. to 7:30 p.m. ET, Monday–Friday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit www.tiaa-cref.org, or call 800 223-1200. Please read the prospectus carefully before investing. Investment products are not FDIC insured, may lose value and are not bank guaranteed. TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA/SIPC, distribute securities products. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Brokerage Services is a division of TIAA-CREF Individual & Institutional Services, LLC. TIAA-CREF Trust Company, FSB, provides trust services.

©2008 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017-3206

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2/08

Item 2.	Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Life Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

3(a)(2) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $279,155 and $295,000, respectively.

4(b) Audit Related Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended December 31, 2007 and December 31, 2006, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $697,000 and $835,700, respectively.

4(c) Tax Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, PwC’s aggregate fees for tax services billed to the Registrant were $43,500 and $30,400, respectively.

For the fiscal years ended December 31, 2007 and December 31, 2006, PwC’s aggregate fees for tax services billed to the Fund Service Providers were $10,000 and $10,000, respectively.

4(d) All Other Fees.

For the fiscal years ended December 31, 2007 and December 31, 2006, PwC’s aggregate fees for all other services to the Registrant were $0 and $0, respectively.

For the fiscal years ended December 31, 2007 and December 31, 2006, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2007 and December 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended December 31, 2007 and December 31, 2006, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $1,119,000 and $823,200, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5.	Audited Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments.

TIAA-CREF LIFE FUNDS - Growth Equity Fund

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.10%
AMUSEMENT AND RECREATION SERVICES - 2.64%
8,586	*	Melco PBL Entertainment Macau Ltd (ADR)	$99,254
1,700		Nintendo Co Ltd	1,018,037

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,117,291

APPAREL AND ACCESSORY STORES - 1.34%
2,836		Abercrombie & Fitch Co (Class A)	226,795
9,285		Nordstrom, Inc	341,038

		TOTAL APPAREL AND ACCESSORY STORES	567,833

BUSINESS SERVICES - 16.78%
11,215	*	Adobe Systems, Inc	479,217
6,118	*	DST Systems, Inc	505,041
21,993	*	eBay, Inc	729,948
6,841	*	Electronic Arts, Inc	399,583
7,405	*	Fiserv, Inc	410,903
1,941	*	Google, Inc (Class A)	1,342,163
23,392	*	Intuit, Inc	739,421
1,896		Mastercard, Inc (Class A)	408,019
20,203	e	Omnicom Group, Inc	960,249
30,410	*	Oracle Corp	686,658
19,306	*	Yahoo!, Inc	449,058

		TOTAL BUSINESS SERVICES	7,110,260

CHEMICALS AND ALLIED PRODUCTS - 18.05%
4,825		Air Products & Chemicals, Inc	475,890
1,730	*	Biogen Idec, Inc	98,472
10,622		Colgate-Palmolive Co	828,091
9,126	*	Genentech, Inc	612,081
16,826	*	Gilead Sciences, Inc	774,164
10,576		Merck & Co, Inc	614,571
13,699		Monsanto Co	1,530,041
2,940	*	Mosaic Co	277,360
16,608	*	Mylan Laboratories, Inc	233,508
5,924		Novartis AG. (ADR)	321,732
4,804		Praxair, Inc	426,163
24,660		Schering-Plough Corp	656,942
17,205		Teva Pharmaceutical Industries Ltd (ADR)	799,688

		TOTAL CHEMICALS AND ALLIED PRODUCTS	7,648,703

COAL MINING - 0.57%
4,855		Sasol Ltd (ADR)	240,177

		TOTAL COAL MINING	240,177

COMMUNICATIONS - 0.74%
7,591		AT&T, Inc	315,482

		TOTAL COMMUNICATIONS	315,482

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

DEPOSITORY INSTITUTIONS - 2.14%
4,156		State Street Corp	$337,467
23,508		Western Union Co	570,774

		TOTAL DEPOSITORY INSTITUTIONS	908,241

EATING AND DRINKING PLACES - 0.94%
6,759		McDonald’s Corp	398,173

		TOTAL EATING AND DRINKING PLACES	398,173

ELECTRIC, GAS, AND SANITARY SERVICES - 1.08%
6,762		FPL Group, Inc	458,328

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	458,328

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 10.80%
4,415	*	Apple Computer, Inc	874,523
35,707	*	Cisco Systems, Inc	966,589
34,576		Intel Corp	921,796
5,545		Maxim Integrated Products, Inc	146,832
12,310		Qualcomm, Inc	484,399
14,440	*	Renewable Energy Corp A.S.	733,987
3,917	*	Research In Motion Ltd	444,188

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,572,314

ENGINEERING AND MANAGEMENT SERVICES - 0.95%
8,768	*	Celgene Corp	405,169

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	405,169

FABRICATED METAL PRODUCTS - 0.91%
7,220		Illinois Tool Works, Inc	386,559

		TOTAL FABRICATED METAL PRODUCTS	386,559

FOOD AND KINDRED PRODUCTS - 0.89%
822		Nestle S.A.	377,547

		TOTAL FOOD AND KINDRED PRODUCTS	377,547

GENERAL BUILDING CONTRACTORS - 0.34%
5,310		Ryland Group, Inc	146,291

		TOTAL GENERAL BUILDING CONTRACTORS	146,291

GENERAL MERCHANDISE STORES - 2.45%
22,313		TJX Cos, Inc	641,053
8,378		Wal-Mart Stores, Inc	398,206

		TOTAL GENERAL MERCHANDISE STORES	1,039,259

HOTELS AND OTHER LODGING PLACES - 1.30%
6,550	*	MGM Mirage	550,331

		TOTAL HOTELS AND OTHER LODGING PLACES	550,331

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.72%
3,183		Deere & Co	296,401
12,168		Hewlett-Packard Co	614,241
15,167		International Game Technology	666,286

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

352	m,v*	Seagate Technology, Inc	$(0)

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,576,928

INSTRUMENTS AND RELATED PRODUCTS - 6.98%
5,553	*	Agilent Technologies, Inc	204,017
2,777		Alcon, Inc	397,222
19,470		Emerson Electric Co	1,103,170
7,788	e*	Flir Systems, Inc	243,764
2,612	*	Hologic, Inc	179,288
5,951		Johnson & Johnson	396,932
5,476	*	Waters Corp	432,987

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,957,380

INSURANCE CARRIERS - 2.44%
3,935		Aetna, Inc	227,168
12,906		Aflac, Inc	808,303

		TOTAL INSURANCE CARRIERS	1,035,471

MISCELLANEOUS RETAIL - 4.78%
3,039	*	Amazon.com, Inc	281,533
34,992		CVS Corp	1,390,932
7,643		Tiffany & Co	351,807

		TOTAL MISCELLANEOUS RETAIL	2,024,272

MOTION PICTURES - 0.81%
16,689		News Corp (Class A)	341,958

		TOTAL MOTION PICTURES	341,958

NONDEPOSITORY INSTITUTIONS - 0.90%
5,340		Textron, Inc	380,742

		TOTAL NONDEPOSITORY INSTITUTIONS	380,742

OIL AND GAS EXTRACTION - 4.73%
11,839	*	Denbury Resources, Inc	352,210
4,014	*	National Oilwell Varco, Inc	294,868
8,942		Saipem S.p.A.	358,611
6,512		Schlumberger Ltd	640,585
6,948		XTO Energy, Inc	356,849

		TOTAL OIL AND GAS EXTRACTION	2,003,123

PAPER AND ALLIED PRODUCTS - 0.85%
5,866		Anglo American plc	359,648

		TOTAL PAPER AND ALLIED PRODUCTS	359,648

PETROLEUM AND COAL PRODUCTS - 2.03%
4,338		Devon Energy Corp	385,692
4,378	*	Suncor Energy, Inc	476,020

		TOTAL PETROLEUM AND COAL PRODUCTS	861,712

SECURITY AND COMMODITY BROKERS - 6.38%
32,763		Charles Schwab Corp	837,095
1,571		CME Group, Inc	1,077,706
2,771		Deutsche Boerse AG.	549,970
1,247	*	IntercontinentalExchange, Inc	240,048

TIAA-CREF LIFE FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

		TOTAL SECURITY AND COMMODITY BROKERS	$2,704,819

TRANSPORTATION EQUIPMENT - 1.35%
3,033	*	BE Aerospace, Inc	160,446
4,703		Boeing Co	411,324

		TOTAL TRANSPORTATION EQUIPMENT	571,770

WATER TRANSPORTATION - 1.21%
12,035		Royal Caribbean Cruises Ltd	510,765

		TOTAL WATER TRANSPORTATION	510,765

		TOTAL COMMON STOCKS (Cost $36,515,380)	41,570,546

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 1.08%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.35%
$150,000		Federal Home Loan Bank (FHLB), 01/02/08	150,000

			150,000

SHARES		COMPANY
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.73%
309,830		State Street Navigator Securities Lending Prime Portfolio	309,830

			309,830

		TOTAL SHORT-TERM INVESTMENTS (Cost $459,816)	459,830

		TOTAL PORTFOLIO - 99.18% (Cost $36,975,196)	42,030,376
		OTHER ASSETS & LIABILITIES, NET - 0.82%	345,263

		NET ASSETS - 100.00%	$42,375,639

*	Non-income producing

e	All or a portion of these securities are out on loan.

m	Indicates a security that has been deemed illiquid.

v	Security valued at fair value.

ABBREVIATION:

ADR - American Depositary Receipt

TIAA-CREF LIFE FUNDS - Growth & Income Fund

TIAA-CREF LIFE FUNDS

GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.39%
AMUSEMENT AND RECREATION SERVICES - 2.84%
20,665	*	Activision, Inc	$613,750
14,478	e*	Melco PBL Entertainment Macau Ltd (ADR)	167,366
1,123		Nintendo Co Ltd	672,503
14,419		Walt Disney Co	465,445
12,525	e*	WMS Industries, Inc	458,916

		TOTAL AMUSEMENT AND RECREATION SERVICES	2,377,980

APPAREL AND ACCESSORY STORES - 0.92%
16,045	e	Gap, Inc	341,438
8,911	e*	J Crew Group, Inc	429,599

		TOTAL APPAREL AND ACCESSORY STORES	771,037

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.32%
10,062		Home Depot, Inc	271,070

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	271,070

BUSINESS SERVICES - 6.93%
11,363	*	Adobe Systems, Inc	485,541
18,527	*	BEA Systems, Inc	292,356
4,444	e	Ctrip.com International Ltd (ADR)	255,397
12,665	*	eBay, Inc	420,351
1,673	*	Google, Inc (Class A)	1,156,846
1,200	e	Mastercard, Inc (Class A)	258,240
60,314		Microsoft Corp	2,147,178
4,796	*	NetSuite, Inc	187,907
15,008	*	Oracle Corp	338,881
1,021	e*	VMware, Inc (Class A)	86,775
7,678	*	Yahoo!, Inc	178,590

		TOTAL BUSINESS SERVICES	5,808,062

CHEMICALS AND ALLIED PRODUCTS - 12.90%
11,230		Abbott Laboratories	630,564
5,088		Air Products & Chemicals, Inc	501,829
6,064	e*	Celgene Corp	280,217
6,947	e*	Chattem, Inc	524,776
8,474		Colgate-Palmolive Co	660,633
5,662		Du Pont (E.I.) de Nemours & Co	249,638
12,522	*	Elan Corp plc (ADR)	275,234
6,423	*	Genentech, Inc	430,791
6,119	*	Genzyme Corp	455,498
17,580	*	Gilead Sciences, Inc	808,856
28,482		Merck & Co, Inc	1,655,089
8,202		Monsanto Co	916,081
6,270	e*	Mosaic Co	591,512
22,791	e*	Mylan Laboratories, Inc	320,441
4,672		Praxair, Inc	414,453
14,948		Procter & Gamble Co	1,097,482
27,405		Schering-Plough Corp	730,069
7,301	*	Uralkali (GDR)	271,962

		TOTAL CHEMICALS AND ALLIED PRODUCTS	10,815,125

COMMUNICATIONS - 2.92%
3,926		America Movil S.A. de C.V. (ADR) (Series L)	241,017

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

39,815		AT&T, Inc	$1,654,711
12,737		Verizon Communications, Inc	556,479

		TOTAL COMMUNICATIONS	2,452,207

DEPOSITORY INSTITUTIONS - 6.57%
17,950		Bank of America Corp	740,617
24,445		Citigroup, Inc	719,661
27,573		JPMorgan Chase & Co	1,203,561
11,927		Northern Trust Corp	913,370
7,610		SunTrust Banks, Inc	475,549
20,921	e	US Bancorp	664,032
26,178	e	Wells Fargo & Co	790,314

		TOTAL DEPOSITORY INSTITUTIONS	5,507,104

EATING AND DRINKING PLACES - 1.47%
1,997	e*	Chipotle Mexican Grill, Inc (Class A)	293,699
7,380		Darden Restaurants, Inc	204,500
12,524		McDonald’s Corp	737,789

		TOTAL EATING AND DRINKING PLACES	1,235,988

ELECTRIC, GAS, AND SANITARY SERVICES - 3.41%
12,479	*	AES Corp	266,926
7,563		Constellation Energy Group, Inc	775,434
11,534	e	DPL, Inc	341,983
9,954		FPL Group, Inc	674,682
6,061	e*	NRG Energy, Inc	262,684
4,354		PG&E Corp	187,614
6,537		Questar Corp	353,652

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	2,862,975

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 10.38%
6,897	*	Apple Computer, Inc	1,366,158
61,378	*	Cisco Systems, Inc	1,661,502
10,107	*	DynCorp International, Inc (Class A)	271,676
1,961	e*	First Solar, Inc	523,862
8,254		Gamesa Corp Tecnologica S.A.	385,928
13,227		Honeywell International, Inc	814,386
53,426		Intel Corp	1,424,337
4,723	e	L-3 Communications Holdings, Inc	500,355
21,372	*	Marvell Technology Group Ltd	298,781
16,745	e*	Nvidia Corp	569,665
14,977		Qualcomm, Inc	589,345
2,583	*	Research In Motion Ltd	292,912

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	8,698,907

FOOD AND KINDRED PRODUCTS - 4.14%
15,441		Coca-Cola Co	947,614
9,232		General Mills, Inc	526,224
9,795		Kraft Foods, Inc (Class A)	319,611
16,953		PepsiCo, Inc	1,286,733
10,399		Unilever plc	391,236

		TOTAL FOOD AND KINDRED PRODUCTS	3,471,418

FOOD STORES - 0.19%
4,013		Whole Foods Market, Inc	163,730

		TOTAL FOOD STORES	163,730

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

GENERAL BUILDING CONTRACTORS - 0.29%
14,740		Amec plc	$246,029

		TOTAL GENERAL BUILDING CONTRACTORS	246,029

GENERAL MERCHANDISE STORES - 1.66%
6,564		Target Corp	328,200
17,462		TJX Cos, Inc	501,683
11,749		Wal-Mart Stores, Inc	558,430

		TOTAL GENERAL MERCHANDISE STORES	1,388,313

HEALTH SERVICES - 0.90%
7,474	*	Medco Health Solutions, Inc	757,864

		TOTAL HEALTH SERVICES	757,864

HOLDING AND OTHER INVESTMENT OFFICES - 1.17%
1,363		AvalonBay Communities, Inc	128,313
5,820		SPDR Trust Series 1	850,942

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	979,255

HOTELS AND OTHER LODGING PLACES - 0.30%
3,150		Accor S.A.	251,919

		TOTAL HOTELS AND OTHER LODGING PLACES	251,919

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.89%
2,530		Alstom	543,752
10,004	e	Deere & Co	931,572
57,303		General Electric Co	2,124,222
29,474		Hewlett-Packard Co	1,487,847
6,339		International Business Machines Corp	685,246
582	m,v*	Seagate Technology, Inc	(0)

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	5,772,639

INSTRUMENTS AND RELATED PRODUCTS - 5.15%
5,620	*	Agilent Technologies, Inc	206,479
6,361		Covidien Ltd	281,729
18,411		Emerson Electric Co	1,043,167
8,659	e*	Hologic, Inc	594,354
23,911		Johnson & Johnson	1,594,864
6,925		Medtronic, Inc	348,120
5,772	e	Mindray Medical International Ltd (ADR)	248,023

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,316,736

INSURANCE AGENTS, BROKERS AND SERVICE - 0.38%
3,682		Hartford Financial Services Group, Inc	321,034

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	321,034

INSURANCE CARRIERS - 4.29%
13,696		ACE Ltd	846,139
10,664		Aetna, Inc	615,633
12,784		Aflac, Inc	800,662
17,910		American International Group, Inc	1,044,153
4,374	e	Assurant, Inc	292,621

		TOTAL INSURANCE CARRIERS	3,599,208

MISCELLANEOUS RETAIL - 0.60%
4,925	e	Best Buy Co, Inc	259,301

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

5,374		Tiffany & Co	$247,365

		TOTAL MISCELLANEOUS RETAIL	506,666

MOTION PICTURES - 1.63%
15,991	e*	Discovery Holding Co (Class A)	402,014
11,518	e*	DreamWorks Animation SKG, Inc (Class A)	294,170
15,270	e*	Viacom, Inc (Class B)	670,658

		TOTAL MOTION PICTURES	1,366,842

NONDEPOSITORY INSTITUTIONS - 1.48%
8,840		American Express Co	459,857
19,562		Fannie Mae	782,089

		TOTAL NONDEPOSITORY INSTITUTIONS	1,241,946

OIL AND GAS EXTRACTION - 3.52%
3,777	e	Baker Hughes, Inc	306,315
12,238	*	Cameron International Corp	589,015
12,828		Schlumberger Ltd	1,261,890
7,191		Smith International, Inc	531,055
3,803	*	Weatherford International Ltd	260,886

		TOTAL OIL AND GAS EXTRACTION	2,949,161

PAPER AND ALLIED PRODUCTS - 0.64%
8,710		Anglo American plc	534,015

		TOTAL PAPER AND ALLIED PRODUCTS	534,015

PETROLEUM AND COAL PRODUCTS - 6.67%
9,536	e	Cabot Oil & Gas Corp	384,968
11,248	e	Devon Energy Corp	1,000,060
34,981		Exxon Mobil Corp	3,277,370
10,326	e	Marathon Oil Corp	628,440
2,579		Petroleo Brasileiro S.A. (ADR)	297,204

		TOTAL PETROLEUM AND COAL PRODUCTS	5,588,042

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.77%
7,017		Bayer AG.	641,509

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	641,509

SECURITY AND COMMODITY BROKERS - 2.97%
3,163	e	AllianceBernstein Holding LP	238,016
3,613		Bear Stearns Cos, Inc	318,847
880		Deutsche Boerse AG.	174,657
12,345	e	Lazard Ltd (Class A)	502,195
7,193		Lehman Brothers Holdings, Inc	470,710
14,751		Morgan Stanley	783,426

		TOTAL SECURITY AND COMMODITY BROKERS	2,487,851

STONE, CLAY, AND GLASS PRODUCTS - 0.34%
3,409		3M Co	287,447

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	287,447

TOBACCO PRODUCTS - 2.62%
29,046		Altria Group, Inc	2,195,297

		TOTAL TOBACCO PRODUCTS	2,195,297

TIAA-CREF LIFE FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

TRANSPORTATION EQUIPMENT - 3.66%
12,406		Boeing Co	$1,085,029
6,418		Harsco Corp	411,201
8,763	e	ITT Industries, Inc	578,708
9,704		Raytheon Co	589,033
5,240		United Technologies Corp	401,070

		TOTAL TRANSPORTATION EQUIPMENT	3,065,041

WATER TRANSPORTATION - 0.14%
3,238	e	K-Sea Transportation Partners LP	116,212

		TOTAL WATER TRANSPORTATION	116,212

WHOLESALE TRADE-NONDURABLE GOODS - 0.33%
4,867		Gazprom (ADR)	275,959

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	275,959

		TOTAL COMMON STOCKS (Cost $67,274,646)	83,324,588

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 11.31%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.49%
410,000		Federal Home Loan Bank (FHLB), 01/02/08	410,000

			410,000

SHARES		COMPANY
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 10.82%
9,071,751		State Street Navigator Securities Lending Prime Portfolio	9,071,751

			9,071,751

		TOTAL SHORT-TERM INVESTMENTS (Cost $9,481,714)	9,481,751

		TOTAL PORTFOLIO - 110.70% (Cost $76,756,360)	92,806,339
		OTHER ASSETS & LIABILITIES, NET - (10.70)%	(8,972,012)

		NET ASSETS - 100.00%	$83,834,327

*	Non-income producing

e	All or a portion of these securities are out on loan.

m	Indicates a security that has been deemed illiquid.

v	Security valued at fair value.

ABBREVIATION:

ADR - American Depositary Receipt

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.11%
AMUSEMENT AND RECREATION SERVICES - 0.60%
1,600		Nintendo Co Ltd	$958,153

		TOTAL AMUSEMENT AND RECREATION SERVICES	958,153

AUTO REPAIR, SERVICES AND PARKING - 0.39%
29,100		NOK Corp	618,650

		TOTAL AUTO REPAIR, SERVICES AND PARKING	618,650

BUSINESS SERVICES - 1.45%
19,914		Adecco S.A.	1,077,360
10		NTT Data Corp	44,488
92,818		WPP Group plc	1,195,423

		TOTAL BUSINESS SERVICES	2,317,271

CHEMICALS AND ALLIED PRODUCTS - 9.22%
287,744	*	Dabur India Ltd	833,702
3,000		Mitsui & Co Ltd	63,510
58,511		Reckitt Benckiser Group plc	3,394,001
56,695		SSL International plc	603,787
1,450		Shin-Etsu Chemical Co Ltd	91,116
5,006,000	e	Sinochem Hong Kong Holding Ltd	4,673,825
6,417		Syngenta AG.	1,635,211
24,800	g,v*	Uralkali (GDR)	923,800
67,957	*	Uralkali (GDR)	2,531,398

		TOTAL CHEMICALS AND ALLIED PRODUCTS	14,750,350

COMMUNICATIONS - 0.33%
7,850		Royal KPN NV	142,775
29		NTT DoCoMo, Inc	48,284
11		Nippon Telegraph & Telephone Corp	55,042
8,000		Singapore Telecommunications Ltd	22,231
69,643		Vodafone Group plc	260,350

		TOTAL COMMUNICATIONS	528,682

DEPOSITORY INSTITUTIONS - 6.88%
2,064		Australia & New Zealand Banking Group Ltd	49,766
1,419		Commonwealth Bank of Australia	73,636
3,017		DBS Group Holdings Ltd	43,386
10,104	m*	Fortis	148
18,671		Julius Baer Holding AG.	1,543,617
19,218		Kookmin Bank	1,416,636
84		Mizuho Financial Group. Inc	401,522
1,792		National Australia Bank Ltd	59,461
3,000		Oversea-Chinese Banking Corp	17,277
1,675		Societe Generale	242,273
17	e	Sumitomo Mitsui Financial Group, Inc	127,369
150,046		UBS A.G.	6,944,672
3,000		United Overseas Bank Ltd	41,474
2,037		Westpac Banking Corp	49,937

		TOTAL DEPOSITORY INSTITUTIONS	11,011,174

ELECTRIC, GAS, AND SANITARY SERVICES - 7.32%
1,000		Chubu Electric Power Co, Inc	26,093
108,957		Fortum Oyj	4,908,059
1,000		Kansai Electric Power Co, Inc	23,318
39,225		RWE AG.	5,505,505

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

16,347		Reliance Energy Ltd	$885,658
14,200		Tokyo Electric Power Co, Inc	367,346

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	11,715,979

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.26%
15,500		Hoya Corp	493,935
690		Kyocera Corp	61,208
3,000		Matsushita Electric Industrial Co Ltd	62,167
100		Murata Manufacturing Co Ltd	5,800
18,800		TDK Corp	1,400,134

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,023,244

ENGINEERING AND MANAGEMENT SERVICES - 0.54%
14,434		Tecan Group AG.	866,945

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	866,945

FOOD AND KINDRED PRODUCTS - 2.69%
48,013		Groupe Danone	4,310,128

		TOTAL FOOD AND KINDRED PRODUCTS	4,310,128

FOOD STORES - 3.96%
80,414		Carrefour S.A.	6,265,278
2,237		Woolworths Ltd	66,763

		TOTAL FOOD STORES	6,332,041

HEAVY CONSTRUCTION, EXCEPT BUILDING - 2.90%
62,727		Vinci S.A.	4,645,120

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	4,645,120

HOLDING AND OTHER INVESTMENT OFFICES - 4.40%
38,006		Ashmore Group plc	203,512
246,000		China Merchants Holdings International Co Ltd	1,530,125
32		GPT Group	114
800		JFE Holdings, Inc	40,532
210,000		Japan Asia Investment Co Ltd	1,223,739
357,696		Man Group plc	4,051,458

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	7,049,480

HOTELS AND OTHER LODGING PLACES - 4.07%
81,536		Accor S.A.	6,520,782

		TOTAL HOTELS AND OTHER LODGING PLACES	6,520,782

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.35%
3,270		Canon, Inc	152,209
1,640		FUJIFILM Holdings Corp	69,437
34,004	*	GEA Group AG.	1,183,232
3,630		Komatsu Ltd	98,780
40,120		Krones AG.	3,225,578
3,400	e	Modec, Inc	90,543
6,533		Rheinmetall AG.	519,415
3,100		Sumitomo Heavy Industries Ltd	28,582

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	5,367,776

INSTRUMENTS AND RELATED PRODUCTS - 3.92%
55,498		Phonak Holding AG.	6,269,659

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	$6,269,659

INSURANCE CARRIERS - 0.02%
3,000		Mitsui Sumitomo Insurance Co Ltd	29,217

		TOTAL INSURANCE CARRIERS	29,217

METAL MINING - 2.39%
3,894		BHP Billiton Ltd	137,243
13,392		MMC Norilsk Nickel (ADR)	3,625,884
487	e	Rio Tinto Ltd	57,278

		TOTAL METAL MINING	3,820,405

MISCELLANEOUS RETAIL - 3.02%
424,000		Hutchison Whampoa Ltd	4,809,655
3,198		Origin Energy Ltd	24,851

		TOTAL MISCELLANEOUS RETAIL	4,834,506

NONDEPOSITORY INSTITUTIONS - 0.37%
63,017		Tullett Prebon plc	588,636

		TOTAL NONDEPOSITORY INSTITUTIONS	588,636

OIL AND GAS EXTRACTION - 1.13%
44,114		Saipem S.p.A.	1,769,152
1,028		Woodside Petroleum Ltd	45,484

		TOTAL OIL AND GAS EXTRACTION	1,814,636

PETROLEUM AND COAL PRODUCTS - 0.93%
63,568		BP plc	778,213
4,188		ENI S.p.A.	153,383
12,061		Royal Dutch Shell plc (A Shares)	506,823
570		Total S.A.	47,360

		TOTAL PETROLEUM AND COAL PRODUCTS	1,485,779

PRIMARY METAL INDUSTRIES - 0.79%
15,100		Nippon Steel Corp	93,534
7,000		Sumitomo Metal Industries Ltd	32,520
3,700		Sumitomo Metal Mining Co Ltd	63,259
93,385		Welspun-Gujarat Stahl Ltd	1,082,048

		TOTAL PRIMARY METAL INDUSTRIES	1,271,361

RAILROAD TRANSPORTATION - 1.18%
10		East Japan Railway Co	82,531
110,862		Firstgroup plc	1,798,561

		TOTAL RAILROAD TRANSPORTATION	1,881,092

REAL ESTATE - 2.54%
2,031		ORIX Corp	347,060
375		Risa Partners, Inc	825,762
214,600		Urban Corp	2,871,835
1,491		Westfield Group	27,493

		TOTAL REAL ESTATE	4,072,150

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 9.69%
169,544		Bayer AG.	15,500,075

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	15,500,075

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

SECURITY AND COMMODITY BROKERS - 0.03%
2,600		Nomura Holdings, Inc	$44,103

		TOTAL SECURITY AND COMMODITY BROKERS	44,103

STONE, CLAY, AND GLASS PRODUCTS - 4.00%
4,373		Holcim Ltd	468,529
1,160,000		Nippon Sheet Glass Co Ltd	5,929,016

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	6,397,545

TOBACCO PRODUCTS - 2.92%
5,074		British American Tobacco plc	198,471
4,301,631		Huabao International Holdings Ltd	4,303,065
28		Japan Tobacco, Inc	167,426

		TOTAL TOBACCO PRODUCTS	4,668,962

TRANSPORTATION BY AIR - 0.05%
2,997		SABMiller plc	84,476

		TOTAL TRANSPORTATION BY AIR	84,476

TRANSPORTATION EQUIPMENT - 8.79%
920		Denso Corp	37,717
208,803		Fiat S.p.A.	5,403,473
52,283		Siemens AG.	8,321,311
5,620		Toyota Motor Corp	303,852

		TOTAL TRANSPORTATION EQUIPMENT	14,066,353

TRUCKING AND WAREHOUSING - 7.16%
333,419		Deutsche Post AG.	11,460,562

		TOTAL TRUCKING AND WAREHOUSING	11,460,562

WATER TRANSPORTATION - 0.28%
151,000	*	DP World Ltd	184,220
53	*	Euro-Kai KGaA	7,478
2,860	*	Hamburger Hafen und Logistik AG.	255,070

		TOTAL WATER TRANSPORTATION	446,768

WHOLESALE TRADE-DURABLE GOODS - 0.54%
19,385		Kloeckner & Co AG.	779,402
1,940		Mitsubishi Corp	53,139
1,950		Sumitomo Corp	27,701

		TOTAL WHOLESALE TRADE-DURABLE GOODS	860,242

		TOTAL COMMON STOCKS (Cost $153,088,865)	158,612,302

PRINCIPAL	ISSUER
SHORT-TERM INVESTMENTS - 1.62%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.84%
1,340,000		Federal Home Loan Bank (FHLB)	1,340,000

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,340,000

TIAA-CREF LIFE FUNDS - International Equity Fund

SHARES	COMPANY

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.78%
1,257,088	State Street Navigator Securities Lending Prime Portfolio	$1,257,088

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED	1,257,088

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,596,967)	2,597,088

	TOTAL PORTFOLIO - 100.73% (Cost $155,685,832)	161,209,390
	OTHER ASSETS & LIABILITIES, NET - (0.73)%	(1,164,723)

	NET ASSETS - 100.00%	$160,044,667

*	Non-income producing

e	All or a portion of these securities are out on loan.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $923,800 or 0.58% of net assets.

m	Indicates a security has been deemed illiquid.

v	Security valued at fair value.

ABBREVIATION:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

TIAA-CREF LIFE FUNDS - International Equity Fund

TIAA-CREF LIFE FUNDS

INTERNATIONAL EQUITY FUND

SUMMARY OF MARKET VALUES BY COUNTRY

December 31, 2007

	VALUE	% OF MARKET VALUE

DOMETIC
UNITED STATES	$2,597,088	1.61%

TOTAL DOMESTIC	2,597,088	1.61

FOREIGN
AUSTRALIA	776,245	0.48
BELGIUM	148	—
FINLAND	4,908,059	3.04
FRANCE	22,030,941	13.67
GERMANY	46,757,628	29.00
HONG KONG	15,316,670	9.50
INDIA	2,801,408	1.74
ITALY	7,326,008	4.54
JAPAN	17,460,630	10.83
NETHERLANDS	142,775	0.09
RUSSIA	7,081,082	4.39
SINGAPORE	124,368	0.08
SOUTH KOREA	1,416,636	0.88
SWITZERLAND	18,805,992	11.67
UNITED KINGDOM	13,663,712	8.48

TOTAL FOREIGN	158,612,302	98.39

TOTAL PORTFOLIO	$161,209,390	100.00%

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

TIAA-CREF LIFE FUNDS

LARGE-CAP VALUE FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.89%
AMUSEMENT AND RECREATION SERVICES - 0.32%
19,807	*	Melco PBL Entertainment Macau Ltd (ADR)	$228,969

		TOTAL AMUSEMENT AND RECREATION SERVICES	228,969

APPAREL AND ACCESSORY STORES - 2.79%
93,661	e	Gap, Inc	1,993,106

		TOTAL APPAREL AND ACCESSORY STORES	1,993,106

APPAREL AND OTHER TEXTILE PRODUCTS - 0.06%
584	e	Liz Claiborne, Inc	11,884
405		VF Corp	27,807

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	39,691

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.10%
2,747		Home Depot, Inc	74,004

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	74,004

BUSINESS SERVICES - 2.03%
9,085	*	Affiliated Computer Services, Inc (Class A)	409,733
51	*	BladeLogic, Inc	1,508
3,019	e*	Computer Sciences Corp	149,350
4,724	*	Mentor Graphics Corp	50,925
31,383	*	Oracle Corp	708,628
1,553,556		Solomon Systech International Ltd	131,499

		TOTAL BUSINESS SERVICES	1,451,643

CHEMICALS AND ALLIED PRODUCTS - 5.79%
10,425		Colgate-Palmolive Co	812,733
2,637		Dow Chemical Co	103,950
15,265		Du Pont (E.I.) de Nemours & Co	673,034
3,641		Eli Lilly & Co	194,393
14,723		Merck & Co, Inc	855,553
43,218	e*	Mylan Laboratories, Inc	607,645
3,767		Pfizer, Inc	85,624
13,290		Schering-Plough Corp	354,046
9	e	Tronox, Inc (Class B)	78
6,768	*	Vertex Pharmaceuticals, Inc	157,221
6,498		Wyeth	287,147

		TOTAL CHEMICALS AND ALLIED PRODUCTS	4,131,424

COAL MINING - 0.85%
9,807		Peabody Energy Corp	604,503

		TOTAL COAL MINING	604,503

COMMUNICATIONS - 6.13%
25,842		AT&T, Inc	1,073,993

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

15,948	*	Foundry Networks, Inc	$279,409
394	*	Liberty Media Corp - Capital (Series A)	45,897
1,970	e*	Liberty Media Holding Corp (Interactive A)	37,588
80,255		Sprint Nextel Corp	1,053,748
11	*	Time Warner Cable, Inc (Class A)	303
1,411,900	v*	True Corp PCL	243,106
37,472		Verizon Communications, Inc	1,637,152

		TOTAL COMMUNICATIONS	4,371,196

DEPOSITORY INSTITUTIONS - 12.20%
57,037		AMMB Holdings BHD	65,540
1,018		Astoria Financial Corp	23,689
18,020		Bank of America Corp	743,505
30,888		Bank of New York Mellon Corp	1,506,099
3,295	e	BB&T Corp	101,058
38,609		Citigroup, Inc	1,136,649
10,021		Comerica, Inc	436,214
9,261		First Horizon National Corp	168,087
24,259		JPMorgan Chase & Co	1,058,905
8,449		SunTrust Banks, Inc	527,978
35,299	e	TCF Financial Corp	632,911
21,743		US Bancorp	690,123
13,927	e	Valley National Bancorp	265,449
6,253		Wachovia Corp	237,802
8,687	e	Washington Mutual, Inc	118,230
32,871		Wells Fargo & Co	992,375

		TOTAL DEPOSITORY INSTITUTIONS	8,704,614

EATING AND DRINKING PLACES - 1.51%
61,533		Compass Group plc	377,875
25,271		Darden Restaurants, Inc	700,259

		TOTAL EATING AND DRINKING PLACES	1,078,134

ELECTRIC, GAS, AND SANITARY SERVICES - 5.58%
44,497	e*	Allied Waste Industries, Inc	490,357
10,962		American Electric Power Co, Inc	510,391
28,599	e	CMS Energy Corp	497,051
2,897		Constellation Energy Group, Inc	297,029
1,946		Dominion Resources, Inc	92,338
6,681	e	DPL, Inc	198,092
1,689		Exelon Corp	137,890
2,138		FirstEnergy Corp	154,663
12,014		FPL Group, Inc	814,309
774		MDU Resources Group, Inc	21,370
4,306	*	Mirant Corp	167,848
4,836		PG&E Corp	208,383
3,139		PPL Corp	163,511
2,164		Questar Corp	117,072
4,200		Westar Energy, Inc	108,948

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	3,979,252

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.45%
6,893	e*	Ciena Corp	235,120
4,000	*	Fairchild Semiconductor International, Inc	57,720

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

4,658		Honeywell International, Inc	$286,793
15,113		Intel Corp	402,913
1,159	*	JA Solar Holdings Co Ltd (ADR)	80,910
25,461	*	Marvell Technology Group Ltd	355,945
18,136	e*	Maxim Integrated Products, Inc	480,241
16,834	*	Micron Technology, Inc	122,047
15,073		Motorola, Inc	241,771
3,947	*	Renewable Energy Corp A.S.	200,627

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,464,087

ENGINEERING AND MANAGEMENT SERVICES - 0.64%
40	e*	Affymax, Inc	894
6,469	*	Amylin Pharmaceuticals, Inc	239,353
232	*	KBR, Inc	9,002
3,828	*	URS Corp	207,975

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	457,224

FABRICATED METAL PRODUCTS - 1.53%
6,997	*	Crown Holdings, Inc	179,473
16,986	e*	Illinois Tool Works, Inc	909,430

		TOTAL FABRICATED METAL PRODUCTS	1,088,903

FOOD AND KINDRED PRODUCTS - 3.55%
1,483		Coca-Cola Co	91,012
34,833		Kraft Foods, Inc (Class A)	1,136,601
4,800		McCormick & Co, Inc	181,968
13,364		Molson Coors Brewing Co (Class B)	689,850
5,686		PepsiCo, Inc	431,567

		TOTAL FOOD AND KINDRED PRODUCTS	2,530,998

FORESTRY - 0.33%
5,000	e*	Rayonier, Inc	236,200

		TOTAL FORESTRY	236,200

FURNITURE AND FIXTURES - 0.19%
6,142	e*	Masco Corp	132,729

		TOTAL FURNITURE AND FIXTURES	132,729

FURNITURE AND HOME FURNISHINGS STORES - 0.09%
14,548	e*	Circuit City Stores, Inc	61,102

		TOTAL FURNITURE AND HOME FURNISHINGS STORES	61,102

GENERAL BUILDING CONTRACTORS - 0.58%
42,000	e*	Daikyo, Inc	122,562
5,137		Ryland Group, Inc	141,524
7,608	*	Toll Brothers, Inc	152,616

		TOTAL GENERAL BUILDING CONTRACTORS	416,702

GENERAL MERCHANDISE STORES - 0.61%
13,175		Macy’s, Inc	340,837
1,983		Wal-Mart Stores, Inc	94,252

		TOTAL GENERAL MERCHANDISE STORES	435,089

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

HEALTH SERVICES - 0.74%
25,220	e*	Healthsouth Corp	$529,620

		TOTAL HEALTH SERVICES	529,620

HOLDING AND OTHER INVESTMENT OFFICES - 0.61%
2	e*	Cross Timbers Royalty Trust	83
411	e*	HFF, Inc (Class A)	3,181
1,550		iShares Russell 1000 Value Index Fund	124,388
5,947	e*	Plum Creek Timber Co, Inc	273,800
393	e*	Vornado Realty Trust	34,564

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	436,016

HOTELS AND OTHER LODGING PLACES - 1.89%
12,417		Accor S.A.	993,040
4,203	*	MGM Mirage	353,136

		TOTAL HOTELS AND OTHER LODGING PLACES	1,346,176

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.98%
44,926	e*	Brocade Communications Systems, Inc	329,757
72,084		General Electric Co	2,672,154
2,970		International Game Technology	130,472
4,570		Joy Global, Inc	300,797
2,615		Trane, Inc	122,147

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,555,327

INSTRUMENTS AND RELATED PRODUCTS - 5.57%
11,706	*	Agilent Technologies, Inc	430,078
4,335		Applera Corp (Applied Biosystems Group)	147,043
7,312	e*	Eagle Test Systems, Inc	93,447
9,175		Emerson Electric Co	519,856
30,003		Johnson & Johnson	2,001,200
9,180	*	St. Jude Medical, Inc	373,075
7,090	*	Thermo Electron Corp	408,951

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	3,973,650

INSURANCE AGENTS, BROKERS AND SERVICE - 1.27%
5,902		AON Corp	281,466
7,171		Hartford Financial Services Group, Inc	625,239

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	906,705

INSURANCE CARRIERS - 6.01%
3,826		ACE Ltd	236,370
3		Aegon NV	53
9,497		Aetna, Inc	548,262
5,735		Allstate Corp	299,539
11,098		American International Group, Inc	647,013
1,764		Aspen Insurance Holdings Ltd	50,874
5,269		Genworth Financial, Inc (Class A)	134,096
12,334		Lincoln National Corp	718,085
8,001		Max Re Capital Ltd	223,948
8,677	e*	Platinum Underwriters Holdings Ltd	308,554
5,881		Principal Financial Group	404,848
2,662		Prudential Financial, Inc	247,672
7,678		Travelers Cos, Inc	413,076
1,099	e*	XL Capital Ltd (Class A)	55,291

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

		TOTAL INSURANCE CARRIERS	$4,287,681

METAL MINING - 0.10%
1,494	*	Barrick Gold Corp	62,823
272	*	Patriot Coal Corp	11,353

		TOTAL METAL MINING	74,176

MISCELLANEOUS RETAIL - 0.40%
2,791		CVS Corp	110,942
62,033	*	Rite Aid Corp	173,072

		TOTAL MISCELLANEOUS RETAIL	284,014

MOTION PICTURES - 1.01%
20,221		News Corp (Class A)	414,328
18,661		Time Warner, Inc	308,093

		TOTAL MOTION PICTURES	722,421

NONDEPOSITORY INSTITUTIONS - 2.70%
6,088		CIT Group, Inc	146,295
27,139		Discover Financial Services	409,256
28,498		Fannie Mae	1,139,350
6,693		Freddie Mac	228,031

		TOTAL NONDEPOSITORY INSTITUTIONS	1,922,932

OIL AND GAS EXTRACTION - 2.33%
5,140		Anadarko Petroleum Corp	337,647
1,417		Baker Hughes, Inc	114,919
5,536		BJ Services Co	134,303
1,742		Equitable Resources, Inc	92,814
9,167		Halliburton Co	347,521
12,000	*	Integra Group Holdings (GDR)	203,040
7,536		KazMunaiGas Exploration Production (GDR)	233,616
496	*	Plains Exploration & Production Co	26,784
274	e*	W&T Offshore, Inc	8,209
3,125		XTO Energy, Inc	160,500

		TOTAL OIL AND GAS EXTRACTION	1,659,353

PAPER AND ALLIED PRODUCTS - 0.52%
5,741		Anglo American plc	351,984
695		Mondi Ltd	6,710
1,143	e*	Smurfit-Stone Container Corp	12,070

		TOTAL PAPER AND ALLIED PRODUCTS	370,764

PETROLEUM AND COAL PRODUCTS - 11.32%
11,817		Apache Corp	1,270,800
8,002		Cabot Oil & Gas Corp	323,041
14,497		Chevron Corp	1,353,005
9,943		ConocoPhillips	877,967
12,291		Devon Energy Corp	1,092,793
2,653		EOG Resources, Inc	236,780
6,473		Exxon Mobil Corp	606,455
5,981		Marathon Oil Corp	364,004
19,677		Occidental Petroleum Corp	1,514,932
2,986		Petroleo Brasileiro S.A. (ADR)	344,107

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

2,674	*	SandRidge Energy, Inc	$95,890

		TOTAL PETROLEUM AND COAL PRODUCTS	8,079,774

PIPELINES, EXCEPT NATURAL GAS - 0.05%
1,515	e*	Spectra Energy Corp	39,117

		TOTAL PIPELINES, EXCEPT NATURAL GAS	39,117

PRIMARY METAL INDUSTRIES - 0.10%
268		Vallourec	72,547

		TOTAL PRIMARY METAL INDUSTRIES	72,547

REAL ESTATE - 0.75%
135,467	*	Unitech Corporate Parks plc	306,065
17,000		Urban Corp	227,499

		TOTAL REAL ESTATE	533,564

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.74%
20,492		Newell Rubbermaid, Inc	530,333

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	530,333

SECURITY AND COMMODITY BROKERS - 4.70%
7,134		Bear Stearns Cos, Inc	629,576
519		Goldman Sachs Group, Inc	111,611
3,289		Lazard Ltd (Class A)	133,797
24,724		Lehman Brothers Holdings, Inc	1,617,939
11,214		Merrill Lynch & Co, Inc	601,968
1,908		Morgan Stanley	101,334
1,176	e*	Nymex Holdings, Inc	157,125

		TOTAL SECURITY AND COMMODITY BROKERS	3,353,350

TOBACCO PRODUCTS - 1.77%
16,685		Altria Group, Inc	1,261,052

		TOTAL TOBACCO PRODUCTS	1,261,052

TRANSPORTATION BY AIR - 0.57%
7,722	*	AMR Corp	108,340
18,006	e*	JetBlue Airways Corp	106,235
5,421	e*	UAL Corp	193,313

		TOTAL TRANSPORTATION BY AIR	407,888

TRANSPORTATION EQUIPMENT - 1.61%
103,227	e*	Ford Motor Co	694,718
67	e*	Genuine Parts Co	3,102
603		Lockheed Martin Corp	63,472
5,701	e*	Pactiv Corp	151,818
3,931		Raytheon Co	238,612

		TOTAL TRANSPORTATION EQUIPMENT	1,151,722

TRANSPORTATION SERVICES - 0.53%
19,170	e*	UTI Worldwide, Inc	375,732

		TOTAL TRANSPORTATION SERVICES	375,732

WATER TRANSPORTATION - 0.57%
9,651	e*	Royal Caribbean Cruises Ltd	409,588

TIAA-CREF LIFE FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

		TOTAL WATER TRANSPORTATION	$409,588

WHOLESALE TRADE-DURABLE GOODS - 0.02%
480	*	Solera Holdings, Inc	11,894

		TOTAL WHOLESALE TRADE-DURABLE GOODS	11,894

WHOLESALE TRADE-NONDURABLE GOODS - 0.70%
8,765		Gazprom (ADR)	496,976
162		Idearc, Inc	2,845

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	499,821

		TOTAL COMMON STOCKS (Cost $69,370,788)	71,274,787

SHORT-TERM INVESTMENTS - 10.80%
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 10.80%
7,701,089		State Street Navigator Securities Lending Prime Portfolio	7,701,089

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED	7,701,089

		TOTAL SHORT-TERM INVESTMENTS (Cost $7,701,089)	7,701,089

		TOTAL PORTFOLIO - 110.69% (Cost $77,071,877)	78,975,876
		OTHER ASSETS & LIABILITIES, NET - (10.69)%	(7,625,410)

		NET ASSETS - 100.00%	$71,350,466

*	Non-income producing

e	All or a portion of these securities are out on loan.

v	Security valued at fair value.

ABBREVIATION:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

TIAA-CREF LIFE FUNDS

SMALL-CAP EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.18%
AGRICULTURAL PRODUCTION-CROPS - 0.09%
2,600	*	Chiquita Brands International, Inc	$47,814

		TOTAL AGRICULTURAL PRODUCTION-CROPS	47,814

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.44%
8,623	e	Cal-Maine Foods, Inc	228,768

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	228,768

AMUSEMENT AND RECREATION SERVICES - 0.25%
1,000	*	Bally Technologies, Inc	49,720
136		Dover Downs Gaming & Entertainment, Inc	1,530
8,800	*	Magna Entertainment Corp (Class A)	8,536
1,004	*	Town Sports International Holdings, Inc	9,598
29,500	e*	Westwood One, Inc	58,705

		TOTAL AMUSEMENT AND RECREATION SERVICES	128,089

APPAREL AND ACCESSORY STORES - 1.35%
8,850	*	Aeropostale, Inc	234,525
7,100		Brown Shoe Co, Inc	107,707
226		Cato Corp (Class A)	3,539
5,800	e*	Collective Brands, Inc	100,862
8,600	e*	Dress Barn, Inc	107,586
1,000	*	J Crew Group, Inc	48,210
2,200	e*	Jo-Ann Stores, Inc	28,776
500	e*	Under Armour, Inc (Class A)	21,835
21,100	e*	Wet Seal, Inc (Class A)	49,163

		TOTAL APPAREL AND ACCESSORY STORES	702,203

APPAREL AND OTHER TEXTILE PRODUCTS - 0.64%
4,949	*	Gymboree Corp	150,746
3,400	e*	Lululemon Athletica, Inc	161,058
1,600	*	Maidenform Brands, Inc	21,648

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	333,452

AUTO REPAIR, SERVICES AND PARKING - 0.01%
100	*	Wright Express Corp	3,549

		TOTAL AUTO REPAIR, SERVICES AND PARKING	3,549

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.00% **
100	*	Central Garden & Pet Co	576

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	576

BUSINESS SERVICES - 11.79%
21,190	*	3Com Corp	95,779
6,300	e	ABM Industries, Inc	128,457
15,893	*	Actuate Corp	123,489
5,100	e	Administaff, Inc	144,228
9,200	e*	American Reprographics Co	151,616
3,892	*	Ansoft Corp	100,608

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,315	e*	Ansys, Inc	$54,520
1,200	*	Aspen Technology, Inc	19,464
6,200	e*	Avocent Corp	144,522
600		Barrett Business Services	10,806
400	*	Blue Coat Systems, Inc	13,148
1,200	e*	CACI International, Inc (Class A)	53,724
4,800	*	Chordiant Software, Inc	41,040
2,800		Compass Diversified Trust	41,720
8,763	*	COMSYS IT Partners, Inc	138,280
5,989	*	CSG Systems International, Inc	88,158
1,284	*	Cybersource Corp	22,817
200	e*	DealerTrack Holdings, Inc	6,694
3,000	e*	Digital River, Inc	99,210
23,700	*	Earthlink, Inc	167,559
900	*	Equinix, Inc	90,963
10,731	e*	eSpeed, Inc (Class A)	121,260
500	e*	Gartner, Inc	8,780
2,500	e*	Gerber Scientific, Inc	27,000
2,530	*	Global Sources Ltd	71,396
5,100	*	H&E Equipment Services, Inc	96,288
7,500		Heartland Payment Systems, Inc	201,000
2,400		Heidrick & Struggles International, Inc	89,064
6,400	*	Hudson Highland Group, Inc	53,824
300	e*	ICT Group, Inc	3,585
6,300	e*	Informatica Corp	113,526
105	e	Infospace, Inc	1,974
4,700		Jack Henry & Associates, Inc	114,398
3,865	*	Kforce, Inc	37,684
1,300	e*	Korn/Ferry International	24,466
5,800	e*	Limelight Networks, Inc	39,962
5,291	e*	LoJack Corp	88,942
7,060	*	Manhattan Associates, Inc	186,102
4,413	*	Mantech International Corp (Class A)	193,378
2,000	e*	Mentor Graphics Corp	21,560
2,499	e*	MicroStrategy, Inc (Class A)	237,655
13,300	*	MPS Group, Inc	145,502
139	*	Ness Technologies, Inc	1,283
2,500	e*	NetFlix, Inc	66,550
3,400	*	Nuance Communications, Inc	63,512
8,324	*	Parametric Technology Corp	148,583
3,100	e*	Perficient, Inc	48,794
7,500	*	Progress Software Corp	252,600
1,500	*	Quest Software, Inc	27,660
17,500	e*	Sapient Corp	154,175
800	*	Sonus Networks, Inc	4,664
3,850	e	Sotheby’s	146,685
5,700	e*	SPSS, Inc	204,687
9,500	*	Sybase, Inc	247,855
9,300	e*	SYKES Enterprises, Inc	167,400
5,200	*	Take-Two Interactive Software, Inc	95,940
9,196	*	TeleTech Holdings, Inc	195,599
3,833	*	TIBCO Software, Inc	30,932
4,100	e*	Travelzoo, Inc	56,088
7,500	*	TrueBlue, Inc	108,600
7,500	e	United Online, Inc	88,650
8,300	*	Valueclick, Inc	181,770
2,700	*	Visual Sciences, Inc	49,896

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,500	*	Vocus, Inc	$51,795
6,268	*	Websense, Inc	106,431

		TOTAL BUSINESS SERVICES	6,114,297

CHEMICALS AND ALLIED PRODUCTS - 8.69%
2,500	e*	Acorda Therapeutics, Inc	54,900
800	e*	Adams Respiratory Therapeutics, Inc	47,792
900	e*	Alexion Pharmaceuticals, Inc	67,527
12,651	e*	Alkermes, Inc	197,229
6,500	*	American Oriental Bioengineering, Inc	72,020
3,300	*	Animal Health International, Inc	40,590
5,170	e	Arch Chemicals, Inc	189,997
1,300	e*	Auxilium Pharmaceuticals, Inc	38,987
200	e*	Bentley Pharmaceuticals, Inc	3,018
2,700	e*	BioMarin Pharmaceuticals, Inc	95,580
400	*	Caraco Pharmaceutical Laboratories Ltd	6,860
200	e*	Cell Genesys, Inc	460
4,405		CF Industries Holdings, Inc	484,814
800	*	Chattem, Inc	60,432
11,000	e*	Cubist Pharmaceuticals, Inc	225,610
6,700	e*	CytRx Corp	19,028
3,500	e*	Dendreon Corp	21,770
2,000	*	Enzon Pharmaceuticals, Inc	19,060
2,500	e*	Halozyme Therapeutics, Inc	17,775
100	e	Hercules, Inc	1,935
3,744	e*	Immucor, Inc	127,259
4,490	e*	Indevus Pharmaceuticals, Inc	31,206
1,900		Innospec, Inc	32,604
1,100	*	Inverness Medical Innovations, Inc	61,798
4,700		Koppers Holdings, Inc	203,228
6,600	e*	KV Pharmaceutical Co (Class A)	188,364
262	e*	Martek Biosciences Corp	7,750
4,200	*	MGI Pharma, Inc	170,226
1,500		Minerals Technologies, Inc	100,425
12,400	e*	Nabi Biopharmaceuticals	44,764
1,200	e	NewMarket Corp	66,828
800	*	Noven Pharmaceuticals, Inc	11,104
2,100	e*	Omrix Biopharmaceuticals, Inc	72,954
1,200	e*	Onyx Pharmaceuticals, Inc	66,744
1,946	e*	OraSure Technologies, Inc	17,300
6,934	e*	OSI Pharmaceuticals, Inc	336,368
333	e*	Pain Therapeutics, Inc	3,530
1,493	e*	Par Pharmaceutical Cos, Inc	35,832
8,923	e	Perrigo Co	312,394
2,633	e*	PetMed Express, Inc	31,859
1,400	e*	Pharmion Corp	88,004
1,700	e*	Revlon, Inc (Class A)	2,006
7,303	e*	Sciele Pharma, Inc	149,346
2,000	e*	United Therapeutics Corp	195,300
1,451	e*	USANA Health Sciences, Inc	53,803
6,200	*	Valeant Pharmaceuticals International	74,214
10,800	e*	Viropharma, Inc	85,752
8,957	e*	WR Grace & Co	234,494
700	*	Xenoport, Inc	39,116

		TOTAL CHEMICALS AND ALLIED PRODUCTS	4,509,956

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

COAL MINING - 0.41%
6,500	e*	Alpha Natural Resources, Inc	$211,120

		TOTAL COAL MINING	211,120

COMMUNICATIONS - 3.54%
3,000	e*	Anixter International, Inc	186,810
5,291		Atlantic Tele-Network, Inc	178,730
500	e*	Cbeyond Communications, Inc	19,495
17,135	e	Centennial Communications Corp	159,184
47,400	e*	Cincinnati Bell, Inc	225,150
100	e	Citadel Broadcasting Corp	206
8,675	*	Foundry Networks, Inc	151,986
9,900	*	General Communication, Inc (Class A)	86,625
4,200	*	GeoEye, Inc	141,330
1,200	e	Ibasis, Inc	6,156
6,500	e*	j2 Global Communications, Inc	137,605
400	e*	Lodgenet Entertainment Corp	6,976
4,900	e*	Mediacom Communications Corp (Class A)	22,491
3,200	e*	Nexstar Broadcasting Group, Inc (Class A)	29,248
8,500	*	Novatel Wireless, Inc	137,700
6,200		NTELOS Holdings Corp	184,078
9,695	e	RCN Corp	151,145
200	*	Rural Cellular Corp (Class A)	8,818

		TOTAL COMMUNICATIONS	1,833,733

DEPOSITORY INSTITUTIONS - 5.17%
400	e	1st Source Corp	6,924
2,579	e	Ameris Bancorp	43,456
2,950	e	Anchor Bancorp Wisconsin, Inc	69,384
2,042	e	Bancfirst Corp	87,500
3,780	*	Bancorp, Inc	50,879
100	e	Bank Mutual Corp	1,057
616		Bank of the Ozarks, Inc	16,139
1,109	e	Banner Corp	31,862
700	e	Capitol Bancorp Ltd	14,084
3,698	e*	Centennial Bank Holdings, Inc	21,374
4,300	e	Center Financial Corp	52,976
1,422	e	Central Pacific Financial Corp	26,250
4,016	e	Chemical Financial Corp	95,541
1,800		Chittenden Corp	64,116
1,400	e*	Community Bancorp	24,318
3,673	e	Community Trust Bancorp, Inc	101,118
2,100	e*	Dollar Financial Corp	64,449
4,700	e	First Financial Bancorp	53,580
4,200		First Merchants Corp	91,728
15,774	e	First Niagara Financial Group, Inc	189,919
1,300	e	First Place Financial Corp	18,187
1,061	*	First Regional Bancorp	20,042
1,200		First State Bancorporation	16,680
5,300	e	FirstMerit Corp	106,053
8,400	e*	Franklin Bank Corp	36,204
5,785	e	Hanmi Financial Corp	49,867
500		Horizon Financial Corp	8,720
2,783	e	Independent Bank Corp	26,439
4,000	e	Integra Bank Corp	56,440
2,960	e	Macatawa Bank Corp	25,426
2,000	e	Nara Bancorp, Inc	23,340
3,200	e	Northwest Bancorp, Inc	85,024

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,200	e	Renasant Corp	$25,884
1,100	e	Sierra Bancorp	27,379
1,030		Simmons First National Corp (Class A)	27,295
6,885	e	Southwest Bancorp, Inc	126,202
8,168	e	Sterling Bancshares, Inc	91,155
2,134	e*	Sterling Financial Corp	35,040
1,100	e	Sterling Financial Corp	18,469
100		Suffolk Bancorp	3,071
4,201	*	Sun Bancorp, Inc	66,292
2,700	e*	SVB Financial Group	136,080
900	e	Taylor Capital Group, Inc	18,360
4,300	e*	Texas Capital Bancshares, Inc	78,475
761		TierOne Corp	16,856
4,850	e	Trustmark Corp	122,996
8,600	e	Umpqua Holdings Corp	131,924
5,600	e	United Community Banks, Inc	88,480
9,252	e	Wilshire Bancorp, Inc	72,628
500		Wintrust Financial Corp	16,565

		TOTAL DEPOSITORY INSTITUTIONS	2,682,227

EATING AND DRINKING PLACES - 1.86%
1,000	e*	AFC Enterprises	11,320
3,600	e	Bob Evans Farms, Inc	96,948
4,600	e	CBRL Group, Inc	148,994
1,150	*	CEC Entertainment, Inc	29,854
300	e*	Chipotle Mexican Grill, Inc (Class B)	36,915
3,500	e	CKE Restaurants, Inc	46,200
27,897	e*	Denny’s Corp	104,614
8,400	*	Jack in the Box, Inc	216,468
1,600	e*	McCormick & Schmick’s Seafood Restaurants, Inc	19,088
5,700		O’Charleys, Inc	85,386
7,142	e*	Papa John’s International, Inc	162,123
880		Ruby Tuesday, Inc	8,580

		TOTAL EATING AND DRINKING PLACES	966,490

EDUCATIONAL SERVICES - 0.77%
3,400		DeVry, Inc	176,664
1,313		Strayer Education, Inc	223,972

		TOTAL EDUCATIONAL SERVICES	400,636

ELECTRIC, GAS, AND SANITARY SERVICES - 3.17%
3,876		Allete, Inc	153,412
2,000	e	American States Water Co	75,360
2,800	e	Avista Corp	60,312
2,100		California Water Service Group	77,742
4,150	*	Clean Harbors, Inc	214,555
500		Metal Management, Inc	22,765
2,400		Northwest Natural Gas Co	116,784
1,455		NorthWestern Corp	42,923
800	e	Otter Tail Corp	27,680
8,943	e	Portland General Electric Co	248,437
8,100		Southwest Gas Corp	241,137
5,800	e	UIL Holdings Corp	214,310
4,600	e	WGL Holdings, Inc	150,696

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,646,113

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.21%
4,300	e	Acuity Brands, Inc	$193,500
10,980	e*	Advanced Energy Industries, Inc	143,618
13,000	e*	Amkor Technology, Inc	110,890
15,334	*	Arris Group, Inc	153,033
7,800	e*	Atheros Communications, Inc	238,212
1,475	*	Benchmark Electronics, Inc	26,152
2,600	*	Ceradyne, Inc	122,018
1,541	e*	Comtech Telecommunications Corp	83,229
8,400	e*	FuelCell Energy, Inc	83,328
4,200	e*	Gemstar-TV Guide International, Inc	19,992
700	*	Genlyte Group, Inc	66,640
9,800	e*	GrafTech International Ltd	173,950
4,531	e*	Greatbatch, Inc	90,575
13,000	e*	Kemet Corp	86,190
5,000	e*	Littelfuse, Inc	164,800
5,500	*	Mattson Technology, Inc	47,080
10,013		Methode Electronics, Inc	164,614
4,700	e*	Microsemi Corp	104,058
1,200	e*	MIPS Technologies, Inc	5,952
2,697	*	Moog, Inc (Class A)	123,550
500	e*	MRV Communications, Inc	1,160
108	e*	Multi-Fineline Electronix, Inc	1,873
23,554	e*	ON Semiconductor Corp	209,160
7,725	*	Oplink Communications, Inc	118,579
3,300	*	Pericom Semiconductor Corp	61,710
2,000	*	Plexus Corp	52,520
9,000	*	Polycom, Inc	250,020
6,300	e*	Polypore International, Inc	110,250
2,413	*	RF Micro Devices, Inc	13,778
7,194	e*	Silicon Image, Inc	32,517
4,700	*	Smart Modular Technologies WWH, Inc	47,846
12,800	e*	Spansion, Inc (Class A)	50,304
3,833	e*	Stoneridge, Inc	30,817
7,800		Technitrol, Inc	222,924
2,100	e*	Techwell, Inc	23,121
700	*	Tessera Technologies, Inc	29,120
17,500	e*	Trident Microsystems, Inc	114,800
527	e*	Triquint Semiconductor, Inc	3,494
1,300	e*	Varian Semiconductor Equipment Associates, Inc	48,100
1,100	*	Viasat, Inc	37,873
1,800	e*	Zoltek Cos, Inc	77,166

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	3,738,513

ENGINEERING AND MANAGEMENT SERVICES - 2.54%
800	*	Advisory Board Co	51,352
1,200	e	CDI Corp	29,112
500	e*	comScore, Inc	16,315
4,826		Diamond Management & Technology Consultants, Inc	35,085
8,410	e*	Exelixis, Inc	72,578
4,299	*	Greenfield Online, Inc	62,808
871	e*	Harris Interactive, Inc	3,710
5,200	e*	Incyte Corp	52,260
200	*	LECG Corp	3,012
2,871	*	Lifecell Corp	123,769
2,142	e*	Luminex Corp	34,786
1,101	*	Michael Baker Corp	45,251
1,200	e*	Myriad Genetics, Inc	55,704

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,333	*	PharmaNet Development Group, Inc	$130,687
2,700	*	Regeneron Pharmaceuticals, Inc	65,205
1,300		Resources Connection, Inc	23,608
500	e*	Rigel Pharmaceuticals, Inc	12,695
9,400	*	SAIC, Inc	189,128
8,359	e*	Seattle Genetics, Inc	95,293
4,669		Watson Wyatt & Co Holdings (Class A)	216,688

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,319,046

FABRICATED METAL PRODUCTS - 0.89%
800		Aptargroup, Inc	32,728
4,248	*	Chart Industries, Inc	131,263
1,681		Compx International, Inc	24,576
5,994	e	Gulf Island Fabrication, Inc	190,070
3,900	e*	Sturm Ruger & Co, Inc	32,292
600	e*	Taser International, Inc	8,634
3,800	*	Trimas Corp	40,242

		TOTAL FABRICATED METAL PRODUCTS	459,805

FOOD AND KINDRED PRODUCTS - 1.00%
1,900	*	Boston Beer Co, Inc (Class A)	71,535
7,800	*	Darling International, Inc	90,168
10,050	e	Flowers Foods, Inc	235,271
1,500		National Beverage Corp	12,060
1,800	*	Ralcorp Holdings, Inc	109,422

		TOTAL FOOD AND KINDRED PRODUCTS	518,456

FOOD STORES - 0.21%
700		Ingles Markets, Inc (Class A)	17,773
2,582		Ruddick Corp	89,518

		TOTAL FOOD STORES	107,291

FURNITURE AND FIXTURES - 0.91%
9,330		Herman Miller, Inc	302,199
4,500	e	Kimball International, Inc (Class B)	61,650
4,100	e	Tempur-Pedic International, Inc	106,477

		TOTAL FURNITURE AND FIXTURES	470,326

FURNITURE AND HOMEFURNISHINGS STORES - 0.37%
11,600		Knoll, Inc	190,588

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	190,588

GENERAL BUILDING CONTRACTORS - 0.39%
4,900	e*	Perini Corp	202,958

		TOTAL GENERAL BUILDING CONTRACTORS	202,958

GENERAL MERCHANDISE STORES - 0.47%
5,700		Casey’s General Stores, Inc	168,777
1,758	e*	Conn’s, Inc	30,079
8,800	e*	Retail Ventures, Inc	44,792

		TOTAL GENERAL MERCHANDISE STORES	243,648

HEALTH SERVICES - 0.59%
1,800	e*	Amsurg Corp	48,708
400	*	Corvel Corp	9,208
1,600	*	Genoptix Inc	49,120
1,700	e*	Healthsouth Corp	35,700

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,716		LCA-Vision, Inc	$74,209
2,915	*	Medcath Corp	71,592
1,500	*	Nektar Therapeutics	10,065
417	e*	Odyssey HealthCare, Inc	4,612
100	e*	RehabCare Group, Inc	2,256

		TOTAL HEALTH SERVICES	305,470

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.58%
4,600	e	Granite Construction, Inc	166,428
6,201	*	Matrix Service Co	135,306

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	301,734

HOLDING AND OTHER INVESTMENT OFFICES - 5.19%
1,000	e	Agree Realty Corp	30,100
4,500	e	Anthracite Capital, Inc	32,580
14,600	e	DiamondRock Hospitality Co	218,708
4,900		Equity Lifestyle Properties, Inc	223,783
5,400	e	Extra Space Storage, Inc	77,166
12,300		FelCor Lodging Trust, Inc	191,757
5,100	e	Gramercy Capital Corp	123,981
6,145	e*	Hilltop Holdings, Inc	67,103
5,386		Home Properties, Inc	241,562
800		iShares Russell 2000 Index Fund	60,736
3,400	e	LaSalle Hotel Properties	108,460
2,200	e	LTC Properties, Inc	55,110
4,652		Mid-America Apartment Communities, Inc	198,873
4,200		Nationwide Health Properties, Inc	131,754
6,161	e	Potlatch Corp	273,795
2,100		PS Business Parks, Inc	110,355
900	e	Resource Capital Corp	8,379
3,700		Saul Centers, Inc	197,691
6,300		Sunstone Hotel Investors, Inc	115,227
4,600	e	Tanger Factory Outlet Centers, Inc	173,466
3,300	e	Urstadt Biddle Properties, Inc (Class A)	51,150

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,691,736

HOTELS AND OTHER LODGING PLACES - 0.10%
2,100	*	Monarch Casino & Resort, Inc	50,568

		TOTAL HOTELS AND OTHER LODGING PLACES	50,568

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.87%
4,800	e	Ampco-Pittsburgh Corp	183,024
2,800	*	Astec Industries, Inc	104,132
100	e	Black Box Corp	3,617
4,202	e*	Brooks Automation, Inc	55,508
400		Curtiss-Wright Corp	20,080
1,300	e*	Dril-Quip, Inc	72,358
12,600	*	Emulex Corp	205,632
5,850	*	EnPro Industries, Inc	179,303
29,456	e*	Extreme Networks, Inc	104,274
3,531	*	Hurco Cos, Inc	154,128
4,300	*	Intevac, Inc	62,522
1,300		Lindsay Manufacturing Co	91,897
2,621		Lufkin Industries, Inc	150,157
2,800	*	Micros Systems, Inc	196,448
900		Nacco Industries, Inc (Class A)	89,721
1,300	*	NATCO Group, Inc (Class A)	70,395

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

3,400	e*	Netgear, Inc	$121,278
34,739	e*	Quantum Corp	93,448
1,900	*	Rimage Corp	49,305
2,600	e	Robbins & Myers, Inc	196,638
1,700	e*	Safeguard Scientifics, Inc	3,060
3,200	*	Scansource, Inc	103,520
2,700	e*	Sigma Designs, Inc	149,040
2,270	e*	Super Micro Computer, Inc	17,411
800	*	T-3 Energy Services, Inc	37,608
600	e*	Tecumseh Products Co (Class A)	14,046

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,528,550

INSTRUMENTS AND RELATED PRODUCTS - 8.13%
2,000	*	Affymetrix, Inc	46,280
2,600	*	Anaren, Inc	42,874
1,850	*	Bio-Rad Laboratories, Inc (Class A)	191,697
18,507	*	Bruker BioSciences Corp	246,143
630	*	Conmed Corp	14,559
2,300	e*	Credence Systems Corp	5,566
3,600	e*	Cutera, Inc	56,520
6,200	e*	Cynosure, Inc (Class A)	164,052
700	*	Excel Technology, Inc	18,970
6,600	*	FARO Technologies, Inc	179,388
3,000	e*	Flir Systems, Inc	93,900
1,000	*	Formfactor, Inc	33,100
5,400	*	Fossil, Inc	226,692
3,000	e*	Haemonetics Corp	189,060
5,800	*	Hologic, Inc	398,112
3,670	e*	II-VI, Inc	112,119
5,100	e*	Illumina, Inc	302,226
6,400	e*	ION Geophysical Corp	100,992
6,200	*	Merit Medical Systems, Inc	86,180
2,400	e*	MKS Instruments, Inc	45,936
5,400	e	Movado Group, Inc	136,566
3,217	e	MTS Systems Corp	137,269
1,597	*	Palomar Medical Technologies, Inc	24,466
800	*	Rofin-Sinar Technologies, Inc	38,488
6,700	e*	Sirf Technology Holdings, Inc	168,371
1,600	e	Sirona Dental Systems, Inc	53,568
2,100	*	Spectranetics Corp	32,193
8,400	e	STERIS Corp	242,256
4,400	*	Teledyne Technologies, Inc	234,652
4,228	e*	Varian, Inc	276,088
1,700	*	Ventana Medical Systems, Inc	148,291
4,000	*	Vivus, Inc	20,720
5,357	e*	Zoll Medical Corp	143,139
400	e*	Zygo Corp	4,984

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,215,417

INSURANCE AGENTS, BROKERS AND SERVICE - 0.28%
100		Hilb Rogal & Hobbs Co	4,057
7,155	*	United America Indemnity Ltd (Class A)	142,528

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	146,585

INSURANCE CARRIERS - 4.19%
6,700	*	AMERIGROUP Corp	244,215
7,300	*	Amerisafe, Inc	113,223

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

441	*	Argo Group International Holdings Ltd	$18,579
9,400		Aspen Insurance Holdings Ltd	271,096
9,900	e*	Centene Corp	271,656
5,100	*	CNA Surety Corp	100,929
200	e	EMC Insurance Group, Inc	4,734
2,700	e*	Hallmark Financial Services	42,822
3,100	*	HealthExtras, Inc	80,848
100	*	Healthspring, Inc	1,905
1,800		Max Re Capital Ltd	50,382
5,300	e*	Molina Healthcare, Inc	205,110
100		National Interstate Corp	3,310
700	*	Navigators Group, Inc	45,500
5,500		Odyssey Re Holdings Corp	201,905
3,800		Platinum Underwriters Holdings Ltd	135,128
200	e	Presidential Life Corp	3,502
4,500		Safety Insurance Group, Inc	164,790
400	e	Selective Insurance Group, Inc	9,196
2,306	e*	Universal American Financial Corp	59,011
5,600	*	Validus Holdings Ltd	145,488

		TOTAL INSURANCE CARRIERS	2,173,329

LEATHER AND LEATHER PRODUCTS - 0.22%
5,600		Steven Madden Ltd	112,000

		TOTAL LEATHER AND LEATHER PRODUCTS	112,000

LEGAL SERVICES - 0.33%
3,094	*	Pre-Paid Legal Services, Inc	171,253

		TOTAL LEGAL SERVICES	171,253

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.13%
2,300	e*	Emergency Medical Services Corp (Class A)	67,344

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	67,344

METAL MINING - 0.05%
200	*	Apex Silver Mines Ltd	3,048
1,300	*	Rosetta Resources, Inc	25,779

		TOTAL METAL MINING	28,827

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.90%
6,300	e	Blyth, Inc	138,222
10,600	e	Callaway Golf Co	184,758
5,004	*	Jakks Pacific, Inc	118,144
900	*	RC2 Corp	25,263

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	466,387

MISCELLANEOUS RETAIL - 1.37%
100	e*	1-800-FLOWERS.COM, Inc (Class A)	873
1,800	e	Big 5 Sporting Goods Corp	25,956
16,237	*	Ezcorp, Inc (Class A)	183,316
800		Longs Drug Stores Corp	37,600
2,392	e*	Priceline.com, Inc	274,745
4,985	e	Systemax, Inc	101,295
3,000	e	World Fuel Services Corp	87,090

		TOTAL MISCELLANEOUS RETAIL	710,875

MOTION PICTURES - 0.05%
400	e*	Avid Technology, Inc	11,336

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

2,171	e*	Blockbuster, Inc (Class A)	$8,467
221	e*	Macrovision Corp	4,051

		TOTAL MOTION PICTURES	23,854

MUSEUMS, BOTANICAL, ZOOLOGICAL GARDENS - 0.12%
5,500	e*	Premier Exhibitions, Inc	60,170

		TOTAL MUSEUMS, BOTANICAL, ZOOLOGICAL GARDENS	60,170

NONDEPOSITORY INSTITUTIONS - 0.57%
16,574	e	Advance America Cash Advance Centers, Inc	168,392
9,401	e	Advanta Corp (Class B)	75,866
200		DVI, Inc	—
1,500	e	MCG Capital Corp	17,385
1,800	*	PHH Corp	31,752

		TOTAL NONDEPOSITORY INSTITUTIONS	293,395

OIL AND GAS EXTRACTION - 4.29%
800	e	APCO Argentina, Inc	22,016
2,716		Atlas America, Inc	160,733
2,000	*	ATP Oil & Gas Corp	101,080
3,100	e*	Atwood Oceanics, Inc	310,744
4,800	e*	Basic Energy Services, Inc	105,360
9,000	*	Bois d’Arc Energy, Inc	178,650
3,413	*	Cal Dive International, Inc	45,188
2,000	e*	Dawson Geophysical Co	142,920
12,400	*	Energy Partners Ltd	146,444
1,636	e*	Exterran Holdings, Inc	133,825
1,100	*	Hercules Offshore, Inc	26,158
4,900	e*	Mariner Energy, Inc	112,112
200	m,v*	PetroCorp	(0)
1,309	e*	PetroHawk Energy Corp	22,659
17,600	e*	Petroquest Energy, Inc	251,680
4,000	e*	Stone Energy Corp	187,640
6,370	e*	Trico Marine Services, Inc	235,817
2,000	*	Union Drilling, Inc	31,540
2,400	e*	Vaalco Energy, Inc	11,160

		TOTAL OIL AND GAS EXTRACTION	2,225,726

PAPER AND ALLIED PRODUCTS - 0.74%
11,100	*	Buckeye Technologies, Inc	138,750
600		Greif, Inc (Class A)	39,222
8,127		Rock-Tenn Co (Class A)	206,507

		TOTAL PAPER AND ALLIED PRODUCTS	384,479

PERSONAL SERVICES - 0.05%
1,100	e	CPI Corp	25,905

		TOTAL PERSONAL SERVICES	25,905

PETROLEUM AND COAL PRODUCTS - 0.31%
5,900	e	Alon USA Energy, Inc	160,362

		TOTAL PETROLEUM AND COAL PRODUCTS	160,362

PRIMARY METAL INDUSTRIES - 2.20%
1,600	*	AK Steel Holding Corp	73,984
5,000	e	Belden CDT, Inc	222,500
900	*	Brush Engineered Materials, Inc	33,318
4,100	e*	Century Aluminum Co	221,154

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,985	e*	CommScope, Inc	$97,682
1,100	*	Haynes International, Inc	76,450
4,100	e*	Horsehead Holding Corp	69,577
664		Matthews International Corp (Class A)	31,122
1,700		Mueller Industries, Inc	49,283
2,250	*	RTI International Metals, Inc	155,093
580	e*	Superior Essex, Inc	13,920
2,800	e*	Universal Stainless & Alloy	99,596

		TOTAL PRIMARY METAL INDUSTRIES	1,143,679

PRINTING AND PUBLISHING - 0.50%
800	*	ACCO Brands Corp	12,832
3,250	*	Consolidated Graphics, Inc	155,415
5,000	e	Ennis, Inc	90,000
332	e	Primedia, Inc	2,822

		TOTAL PRINTING AND PUBLISHING	261,069

REAL ESTATE - 0.20%
1,837	e	Grubb & Ellis Co	11,775
6,600	e*	LoopNet, Inc	92,730

		TOTAL REAL ESTATE	104,505

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 1.52%
2,938	e*	AEP Industries, Inc	94,045
10,246		Cooper Tire & Rubber Co	169,879
300	*	Deckers Outdoor Corp	46,518
1,500	e	Schulman (A.), Inc	32,325
3,300	*	Skechers U.S.A., Inc (Class A)	64,383
7,600		Tupperware Corp	251,028
3,258	e	West Pharmaceutical Services, Inc	132,242

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	790,420

SECURITY AND COMMODITY BROKERS - 1.37%
900	e*	Penson Worldwide, Inc	12,915
2,400	e*	Cowen Group, Inc	22,824
4,400		Evercore Partners, Inc (Class A)	94,820
2,400	e*	GFI Group, Inc	229,728
8,200		Waddell & Reed Financial, Inc (Class A)	295,938
1,600	e	optionsXpress Holdings, Inc	54,112

		TOTAL SECURITY AND COMMODITY BROKERS	710,337

SOCIAL SERVICES - 0.01%
189	*	Res-Care, Inc	4,755

		TOTAL SOCIAL SERVICES	4,755

SPECIAL TRADE CONTRACTORS - 1.07%
6,346	*	AsiaInfo Holdings, Inc	69,806
3,600	e	Chemed Corp	201,168
5,400	e	Comfort Systems USA, Inc	69,012
8,600	*	EMCOR Group, Inc	203,218
600	e*	Integrated Electrical Services, Inc	11,274

		TOTAL SPECIAL TRADE CONTRACTORS	554,478

TEXTILE MILL PRODUCTS - 0.05%
3,500	e*	Heelys, Inc	24,360

		TOTAL TEXTILE MILL PRODUCTS	24,360

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

TRANSPORTATION BY AIR - 0.23%
1,100	e*	Alaska Air Group, Inc	$27,511
100	*	PHI, Inc	3,102
2,500	*	Republic Airways Holdings, Inc	48,975
1,400		Skywest, Inc	37,590

		TOTAL TRANSPORTATION BY AIR	117,178

TRANSPORTATION EQUIPMENT - 1.80%
4,400	e	American Axle & Manufacturing Holdings, Inc	81,928
2,900	e	American Railcar Industries, Inc	55,825
2,508	e*	Amerigon, Inc	53,019
6,919	e	ArvinMeritor, Inc	81,160
8,300	*	Comtech Group, Inc	133,713
1,600	e*	Force Protection, Inc	7,488
600	*	Miller Industries, Inc	8,214
4,600	e*	Orbital Sciences Corp	112,792
2,600	e	Polaris Industries, Inc	124,202
2,000	e	Triumph Group, Inc	164,700
3,200		Westinghouse Air Brake Technologies Corp	110,208

		TOTAL TRANSPORTATION EQUIPMENT	933,249

TRANSPORTATION SERVICES - 1.24%
200	e*	Dynamex, Inc	5,412
7,158	*	HUB Group, Inc (Class A)	190,260
9,700	*	Lear Corp	268,302
6,500	e*	Orbitz Worldwide, Inc	55,250
8,390		Pacer International, Inc	122,494

		TOTAL TRANSPORTATION SERVICES	641,718

TRUCKING AND WAREHOUSING - 0.01%
316	*	Saia, Inc	4,203

		TOTAL TRUCKING AND WAREHOUSING	4,203

WATER TRANSPORTATION - 0.16%
1,100	e*	American Commercial Lines, Inc	17,864
3,500	e	Horizon Lines, Inc (Class A)	65,240

		TOTAL WATER TRANSPORTATION	83,104

WHOLESALE TRADE-DURABLE GOODS - 1.36%
8,700	e	Applied Industrial Technologies, Inc	252,474
300	e*	BlueLinx Holdings, Inc	1,179
185	*	Digi International, Inc	2,625
2,200	*	LKQ Corp	46,244
1,736	e*	MWI Veterinary Supply, Inc	69,440
9,498	e*	PSS World Medical, Inc	185,876
6,000	*	Solera Holdings, Inc	148,680

		TOTAL WHOLESALE TRADE-DURABLE GOODS	706,518

WHOLESALE TRADE-NONDURABLE GOODS - 2.23%
1,800		Andersons, Inc	80,640
2,700	e*	Central European Distribution Corp	156,816
400	e*	Core-Mark Holding Co, Inc	11,488
3,200	*	LSB Industries, Inc	90,304
1,211		Myers Industries, Inc	17,523
6,713	e	Spartan Stores, Inc	153,392
9,100	e*	Terra Industries, Inc	434,616
4,070	*	United Stationers, Inc	188,075

TIAA-CREF LIFE FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

1,700	*	Zep Inc	$23,579

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,156,433

		TOTAL COMMON STOCKS (Cost $52,733,971)	51,439,626

SHORT-TERM INVESTMENTS - 20.94%
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 20.94%
10,862,516		State Street Navigator Securities Lending Prime Portfolio	10,862,516

		TOTAL SHORT-TERM INVESTMENTS (Cost $10,862,516)	10,862,516

		TOTAL PORTFOLIO - 120.12% (Cost $63,596,487)	62,302,142
		OTHER ASSETS & LIABILITIES, NET - (20.12)%	(10,433,895)

		NET ASSETS - 100.00%	$51,868,247

*	Non-income producing.

**	Percentage is less than 0.01%.

e	All or a portion of these securities are out on loan.

m	Indicates a security has been deemed illiquid.

v	Security valued at fair value.

TIAA-CREF LIFE FUNDS - Stock Index Fund

TIAA-CREF LIFE FUNDS

STOCK INDEX FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.98%
AGRICULTURAL PRODUCTION-CROPS - 0.00%**
439	e*	Chiquita Brands International, Inc	$8,073

		TOTAL AGRICULTURAL PRODUCTION-CROPS	8,073

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
439	e	Pilgrim’s Pride Corp	12,709
4		Seaboard Corp	5,880

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	18,589

AGRICULTURAL SERVICES - 0.00%**
130	e*	Cadiz, Inc	2,730

		TOTAL AGRICULTURAL SERVICES	2,730

AMUSEMENT AND RECREATION SERVICES - 0.66%
3,318	*	Activision, Inc	98,545
604	*	Bally Technologies, Inc	30,031
134	e	Churchill Downs, Inc	7,232
267	e	Dover Downs Gaming & Entertainment, Inc	3,004
2,120		Harrah’s Entertainment, Inc	188,150
309		International Speedway Corp (Class A)	12,725
250	*	Lakes Entertainment, Inc	1,733
256	e*	Leapfrog Enterprises, Inc	1,723
387	e*	Life Time Fitness, Inc	19,226
749	e*	Live Nation, Inc	10,875
500	*	Magna Entertainment Corp	485
593	e*	Marvel Entertainment, Inc	15,839
194	e*	MTR Gaming Group, Inc	1,317
488	*	Multimedia Games, Inc	4,070
786	*	Penn National Gaming, Inc	46,806
793	e*	Pinnacle Entertainment, Inc	18,683
1,200	e*	Six Flags, Inc	2,436
164		Speedway Motorsports, Inc	5,097
178	*	Town Sports International Holdings, Inc	1,702
22,523		Walt Disney Co	727,042
675	e	Warner Music Group Corp	4,091
859	*	Westwood One, Inc	1,709
442	e*	WMS Industries, Inc	16,195
251		World Wrestling Entertainment, Inc	3,705

		TOTAL AMUSEMENT AND RECREATION SERVICES	1,222,421

APPAREL AND ACCESSORY STORES - 0.52%
944		Abercrombie & Fitch Co (Class A)	75,492
883	*	Aeropostale, Inc	23,400
2,136		American Eagle Outfitters, Inc	44,365
772	e*	AnnTaylor Stores Corp	19,732
380	e	Bebe Stores, Inc	4,887
482		Brown Shoe Co, Inc	7,320
97		Buckle, Inc	3,201
300	*	Cache, Inc	2,802
638	*	Carter’s, Inc	12,345
318	e*	Casual Male Retail Group, Inc	1,647
325	e	Cato Corp (Class A)	5,090
270	*	Charlotte Russe Holding, Inc	4,361
1,400	*	Charming Shoppes, Inc	7,574
1,896	e*	Chico’s FAS, Inc	17,121
222	e*	Children’s Place Retail Stores, Inc	5,756

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

390	e	Christopher & Banks Corp	$4,466
380	e*	Citi Trends, Inc	5,867
733	e*	Collective Brands, Inc	12,747
600	e*	Dress Barn, Inc	7,506
200	e*	DSW, Inc (Class A)	3,752
337	e*	Eddie Bauer Holdings, Inc	2,140
565	*	Finish Line, Inc (Class A)	1,367
1,692		Foot Locker, Inc	23,113
6,266		Gap, Inc	133,340
1,034	e*	Hanesbrands, Inc	28,094
450	*	HOT Topic, Inc	2,619
510	e*	J Crew Group, Inc	24,587
242	e*	Jo-Ann Stores, Inc	3,165
180	e*	JOS A Bank Clothiers, Inc	5,121
3,643	*	Kohl’s Corp	166,849
3,349		Limited Brands, Inc	63,397
1,060	*	New York & Co, Inc	6,763
2,801	e	Nordstrom, Inc	102,881
675	e*	Pacific Sunwear Of California, Inc	9,524
1,561		Ross Stores, Inc	39,915
66	e*	Shoe Carnival, Inc	931
411		Stage Stores, Inc	6,083
500	e	Syms Corp	7,550
232	e	Talbots, Inc	2,742
359	*	Tween Brands, Inc	9,506
311	e*	Under Armour, Inc (Class A)	13,581
1,238	*	Urban Outfitters, Inc	33,748
1,045	e*	Wet Seal, Inc (Class A)	2,435

		TOTAL APPAREL AND ACCESSORY STORES	958,882

APPAREL AND OTHER TEXTILE PRODUCTS - 0.15%
165	e	Columbia Sportswear Co	7,275
340	e*	G-III Apparel Group Ltd	5,022
541		Guess ?, Inc	20,498
377	*	Gymboree Corp	11,483
1,198		Jones Apparel Group, Inc	19,156
300		Kellwood Co	4,992
1,260	e	Liz Claiborne, Inc	25,641
150	e*	Lululemon Athletica, Inc	7,106
300	e*	Maidenform Brands, Inc	4,059
672		Phillips-Van Heusen Corp	24,770
663	e	Polo Ralph Lauren Corp	40,967
1,365	e*	Quiksilver, Inc	11,712
141	e*	True Religion Apparel, Inc	3,010
995		VF Corp	68,317
488	*	Warnaco Group, Inc	16,982

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	270,990

AUTO REPAIR, SERVICES AND PARKING - 0.08%
100	e*	Amerco, Inc	6,568
268	*	Dollar Thrifty Automotive Group, Inc	6,346
816	e*	Exide Technologies	6,528
3,615	*	Hertz Global Holdings, Inc	57,442
251	*	Midas, Inc	3,680
349	e	Monro Muffler, Inc	6,802
772	e	Ryder System, Inc	36,292
400	*	Wright Express Corp	14,196

		TOTAL AUTO REPAIR, SERVICES AND PARKING	137,854

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.16%
1,182		Advance Auto Parts	$44,904
200		Asbury Automotive Group, Inc	3,010
1,724	e*	Autonation, Inc	26,998
467	*	Autozone, Inc	55,998
2,342	e*	Carmax, Inc	46,255
817	*	Copart, Inc	34,763
495	e*	CSK Auto Corp	2,480
220	e	Lithia Motors, Inc (Class A)	3,021
200	e*	MarineMax, Inc	3,100
1,400	*	O’Reilly Automotive, Inc	45,402
570		Penske Auto Group, Inc	9,952
333	e*	Rush Enterprises, Inc (Class A)	6,054
287	e	Sonic Automotive, Inc (Class A)	5,556

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	287,493

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.52%
200	e*	Builders FirstSource, Inc	1,444
798	*	Central Garden and Pet Co (Class A)	4,277
1,396	e	Fastenal Co	56,426
19,168		Home Depot, Inc	516,386
17,104		Lowe’s Cos, Inc	386,892

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	965,425

BUSINESS SERVICES - 7.25%
4,200	*	3Com Corp	18,984
128	e*	3D Systems Corp	1,976
556		Aaron Rents, Inc	10,697
474		ABM Industries, Inc	9,665
305	e*	Acacia Research (Acacia Technologies)	2,739
6,743		Accenture Ltd (Class A)	242,950
400	e*	ACI Worldwide, Inc	7,616
620	*	Actuate Corp	4,817
741		Acxiom Corp	8,692
200	e	Administaff, Inc	5,656
6,677	*	Adobe Systems, Inc	285,308
300	e*	Advent Software, Inc	16,230
1,024	*	Affiliated Computer Services, Inc (Class A)	46,182
269		Aircastle Ltd	7,083
1,807	*	Akamai Technologies, Inc	62,522
883	e*	Alliance Data Systems Corp	66,216
2,332	*	Amdocs Ltd	80,384
283	e*	American Reprographics Co	4,664
357	*	AMN Healthcare Services, Inc	6,130
136	*	Ansoft Corp	3,516
845	*	Ansys, Inc	35,034
410	e	Arbitron, Inc	17,044
706	e*	Ariba, Inc	7,872
1,213	*	Art Technology Group, Inc	5,240
1,118	*	Aspen Technology, Inc	18,134
96		Asset Acceptance Capital Corp	999
2,655	*	Autodesk, Inc	132,113
6,302		Automatic Data Processing, Inc	280,628
1,088	*	Avis Budget Group, Inc	14,144
484	e*	Avocent Corp	11,282
140	e*	Bankrate, Inc	6,733
4,595	*	BEA Systems, Inc	72,509
2,100	*	BearingPoint, Inc	5,943
479		Blackbaud, Inc	13,431
304	*	Blackboard, Inc	12,236

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

390	*	Blue Coat Systems, Inc	$12,819
2,197	*	BMC Software, Inc	78,301
600	e*	Borland Software Corp	1,806
300	*	Bottomline Technologies, Inc	4,200
487	e*	BPZ Energy, Inc	5,445
549	e	Brady Corp (Class A)	19,264
477		Brink’s Co	28,496
4,746		CA, Inc	118,413
357	e*	CACI International, Inc (Class A)	15,983
3,072	*	Cadence Design Systems, Inc	52,255
120	*	Capella Education Co	7,855
220	e*	Cavium Networks, Inc	5,064
854	e*	CBIZ, Inc	8,378
707	e*	Cerner Corp	39,875
852	*	ChoicePoint, Inc	31,030
338	*	Chordiant Software, Inc	2,890
532	*	Ciber, Inc	3,251
1,981	*	Citrix Systems, Inc	75,298
400	*	Clear Channel Outdoor Holdings, Inc (Class A)	11,064
529	e*	CMGI, Inc	6,925
1,627	*	CNET Networks, Inc	14,871
396	*	Cogent Communications Group, Inc	9,389
473	e*	Cogent, Inc	5,274
459		Cognex Corp	9,249
3,324	*	Cognizant Technology Solutions Corp (Class A)	112,817
386	*	Commvault Systems, Inc	8,175
227		Compass Diversified Trust	3,382
65	e	Computer Programs & Systems, Inc	1,478
2,004	e*	Computer Sciences Corp	99,138
3,298	*	Compuware Corp	29,286
100	*	COMSYS IT Partners, Inc	1,578
410	*	Concur Technologies, Inc	14,846
1,524	*	Convergys Corp	25,085
183	*	CoStar Group, Inc	8,647
485	*	CSG Systems International, Inc	7,139
843	*	Cybersource Corp	14,980
60	*	Data Domain, Inc	1,580
367	e*	DealerTrack Holdings, Inc	12,283
567		Deluxe Corp	18,649
453	e*	Digital River, Inc	14,981
259	*	DivX, Inc	3,626
590	e*	DST Systems, Inc	48,705
510	*	DynCorp International, Inc (Class A)	13,709
1,405	*	Earthlink, Inc	9,933
12,986	*	eBay, Inc	431,005
330	*	Echelon Corp	6,811
518	e*	Eclipsys Corp	13,111
100		Electro Rent Corp	1,485
3,539	*	Electronic Arts, Inc	206,713
5,835		Electronic Data Systems Corp	120,960
698	*	Epicor Software Corp	8,222
134	*	EPIQ Systems, Inc	2,333
1,750	e	Equifax, Inc	63,630
345	e*	Equinix, Inc	34,869
248	e*	eSpeed, Inc (Class A)	2,802
1,464	e*	Evergreen Energy, Inc	3,265
250	*	ExlService Holdings, Inc	5,770
2,215	*	Expedia, Inc	70,038
920	*	F5 Networks, Inc	26,238

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

455	e	Factset Research Systems, Inc	$25,344
659	e	Fair Isaac Corp	21,187
313	e*	FalconStor Software, Inc	3,524
2,182		Fidelity National Information Services, Inc	90,749
113	*	First Advantage Corp (Class A)	1,861
1,971	*	Fiserv, Inc	109,371
100	*	Forrester Research, Inc	2,802
300		FTD Group, Inc	3,864
739	e*	Gartner, Inc	12,977
244	e*	Gerber Scientific, Inc	2,635
565	*	Getty Images, Inc	16,385
252	e	Gevity HR, Inc	1,938
362	e*	Global Cash Access, Inc	2,194
190	e*	Global Sources Ltd	5,362
2,603	*	Google, Inc (Class A)	1,799,922
180	e*	H&E Equipment Services, Inc	3,398
739	e	Healthcare Services Group	15,652
310		Heartland Payment Systems, Inc	8,308
200	e	Heidrick & Struggles International, Inc	7,422
1,889	e*	HLTH Corp	25,313
227	e*	HMS Holdings Corp	7,539
326	*	Hudson Highland Group, Inc	2,742
570	e*	Hypercom Corp	2,839
400	e*	i2 Technologies, Inc	5,040
213	e*	iGate Corp	1,804
346	*	IHS, Inc (Class A)	20,954
138	e	Imergent, Inc	1,461
2,143		IMS Health, Inc	49,375
974	*	Informatica Corp	17,551
367	e	Infospace, Inc	6,900
311		infoUSA, Inc	2,777
259	e*	Innerworkings, Inc	4,470
300	e*	Innovative Solutions & Support, Inc	2,907
87	*	Integral Systems, Inc	2,024
387		Interactive Data Corp	12,775
144	*	Interactive Intelligence, Inc	3,794
538	e*	Internap Network Services Corp	4,482
405	*	Internet Capital Group, Inc	4,755
5,198	e*	Interpublic Group of Cos, Inc	42,156
401	*	Interwoven, Inc	5,702
3,905	*	Intuit, Inc	123,437
306	*	inVentiv Health, Inc	9,474
470	e*	Ipass, Inc	1,908
2,090	e*	Iron Mountain, Inc	77,372
800		Jack Henry & Associates, Inc	19,472
245	*	JDA Software Group, Inc	5,013
5,853	*	Juniper Networks, Inc	194,320
300	e	Kelly Services, Inc (Class A)	5,598
276	e*	Kenexa Corp	5,360
168	e*	Keynote Systems, Inc	2,360
271	*	Kforce, Inc	2,642
582	*	Kinetic Concepts, Inc	31,172
298	e*	Knot, Inc	4,750
500	e*	Korn/Ferry International	9,410
905	e	Lamar Advertising Co (Class A)	43,503
1,343	*	Lawson Software, Inc	13,752
638	e*	Lionbridge Technologies	2,265
402	*	LivePerson, Inc	2,147
176	*	LoJack Corp	2,959
570	e*	Magma Design Automation, Inc	6,960

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

311	*	Manhattan Associates, Inc	$8,198
925		Manpower, Inc	52,633
309	*	Mantech International Corp (Class A)	13,540
206	e	Marchex, Inc (Class B)	2,237
915		Mastercard, Inc (Class A)	196,908
1,730	*	McAfee, Inc	64,875
824	e*	Mentor Graphics Corp	8,883
92,819		Microsoft Corp	3,304,356
100	*	MicroStrategy, Inc (Class A)	9,510
300	e*	Midway Games, Inc	828
837	e	MoneyGram International, Inc	12,865
1,346	*	Monster Worldwide, Inc	43,610
3,079	e*	Move, Inc	7,544
1,117	*	MPS Group, Inc	12,220
477	*	MSC.Software Corp	6,196
1,071	*	NAVTEQ Corp	80,968
2,098	*	NCR Corp	52,660
400	*	Ness Technologies, Inc	3,692
510	e*	NetFlix, Inc	13,576
288	*	Network Equipment Technologies, Inc	2,425
310	e	NIC, Inc	2,616
4,067	*	Novell, Inc	27,940
1,532	e*	Nuance Communications, Inc	28,618
3,758		Omnicom Group, Inc	178,618
433	*	Omniture, Inc	14,415
282	*	On Assignment, Inc	1,977
222	e*	Online Resources Corp	2,646
43,820	*	Oracle Corp	989,456
500	e*	Packeteer, Inc	3,080
1,480	*	Parametric Technology Corp	26,418
300	e*	PDF Solutions, Inc	2,703
202	*	PeopleSupport, Inc	2,763
320	*	Perficient, Inc	5,037
953	*	Perot Systems Corp (Class A)	12,866
640	*	Phase Forward, Inc	13,920
176	e	Portfolio Recovery Associates, Inc	6,982
762	*	Premiere Global Services, Inc	11,316
395	*	Progress Software Corp	13,304
108	e	QAD, Inc	1,009
140	e	Quality Systems, Inc	4,269
829	*	Quest Software, Inc	15,287
237	e*	Radiant Systems, Inc	4,084
187	e*	Radisys Corp	2,506
754	*	Raser Technologies, Inc	11,197
1,196	e*	RealNetworks, Inc	7,284
2,113	*	Red Hat, Inc	44,035
100	e	Renaissance Learning, Inc	1,400
770	*	Rent-A-Center, Inc	11,180
200	e*	RightNow Technologies, Inc	3,170
1,761		Robert Half International, Inc	47,617
466		Rollins, Inc	8,947
230	e*	RSC Holdings, Inc	2,887
792	*	S1 Corp	5,782
1,037	e*	Salesforce.com, Inc	65,010
700	e*	Sapient Corp	6,167
618	*	Secure Computing Corp	5,933
101	*	SI International, Inc	2,774

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

620	e*	Smith Micro Software, Inc	$5,251
378	*	Sohu.com, Inc	20,609
542	*	SonicWALL, Inc	5,810
3,028	e*	Sonus Networks, Inc	17,653
720	e	Sotheby’s	27,432
624	*	Spherion Corp	4,543
200	*	SPSS, Inc	7,182
419	*	SRA International, Inc (Class A)	12,340
146	e*	Stratasys, Inc	3,773
10,135	*	Sun Microsystems Inc	183,748
1,054	*	Sybase, Inc	27,499
356	*	SYKES Enterprises, Inc	6,408
10,237	*	Symantec Corp	165,225
203	e*	Synchronoss Technologies, Inc	7,194
134	e*	SYNNEX Corp	2,626
1,602	e*	Synopsys, Inc	41,540
140	e	Syntel, Inc	5,393
685	e*	Take-Two Interactive Software, Inc	12,638
200	e	TAL International Group, Inc	4,554
177	*	Taleo Corp (Class A)	5,271
455	e*	TeleTech Holdings, Inc	9,678
196	e	TheStreet.com, Inc	3,120
787	e*	THQ, Inc	22,186
2,110	*	TIBCO Software, Inc	17,028
259		TNS, Inc	4,597
470	e	Total System Services, Inc	13,160
183	e*	TradeStation Group, Inc	2,600
100	e*	Travelzoo, Inc	1,368
444	e*	Trizetto Group, Inc	7,712
550	e*	TrueBlue, Inc	7,964
242	e*	Ultimate Software Group, Inc	7,616
3,813	e*	Unisys Corp	18,035
750	e	United Online, Inc	8,865
1,054	*	United Rentals, Inc	19,351
1,094	e*	Valueclick, Inc	23,959
248	e*	Vasco Data Security International	6,924
2,508	*	VeriSign, Inc	94,326
263		Viad Corp	8,306
306	e*	Vignette Corp	4,471
200	e*	Visual Sciences, Inc	3,696
380	e*	VMware, Inc (Class A)	32,296
142	*	Vocus, Inc	4,903
150	*	Volt Information Sciences, Inc	2,739
5,589		Waste Management, Inc	182,593
51	e*	WebMD Health Corp (Class A)	2,095
564	e*	Websense, Inc	9,577
752	*	Wind River Systems, Inc	6,715
13,740	*	Yahoo!, Inc	319,592

		TOTAL BUSINESS SERVICES	13,371,260

CHEMICALS AND ALLIED PRODUCTS - 9.33%
17,403		Abbott Laboratories	977,178
75	*	Abraxis Bioscience, Inc	5,158
300	e*	Acadia Pharmaceuticals, Inc	3,321
232	e*	Acorda Therapeutics, Inc	5,095
410	e*	Adams Respiratory Therapeutics, Inc	24,493
2,459		Air Products & Chemicals, Inc	242,531
276	e*	Albany Molecular Research, Inc	3,969
852		Albemarle Corp	35,145
887		Alberto-Culver Co	21,767
400	e*	Alexion Pharmaceuticals, Inc	30,012
1,288	e*	Alkermes, Inc	20,080
468	e*	Allos Therapeutics, Inc	2,944

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

344	e*	Alnylam Pharmaceuticals, Inc	$10,004
534	e*	Alpharma, Inc (Class A)	10,760
157	e*	AMAG Pharmaceuticals, Inc	9,440
479	*	American Oriental Bioengineering, Inc	5,307
146		American Vanguard Corp	2,533
12,348	*	Amgen, Inc	573,441
303	*	APP Pharmaceuticals, Inc	3,112
340		Arch Chemicals, Inc	12,495
492	e*	Arena Pharmaceuticals, Inc	3,852
364	e*	Arqule, Inc	2,111
600	e*	Array Biopharma, Inc	5,052
1,200	e*	Arrowhead Research Corp	4,536
600	*	Auxilium Pharmaceuticals, Inc	17,994
550	e*	Aventine Renewable Energy Holdings, Inc	7,018
1,286		Avery Dennison Corp	68,338
4,980		Avon Products, Inc	196,859
184		Balchem Corp	4,118
1,274	*	Barr Pharmaceuticals, Inc	67,649
111	e*	Bentley Pharmaceuticals, Inc	1,675
3,245	*	Biogen Idec, Inc	184,705
967	*	BioMarin Pharmaceuticals, Inc	34,232
400	e*	Bradley Pharmaceuticals, Inc	7,880
22,341		Bristol-Myers Squibb Co	592,483
696	e	Cabot Corp	23,205
730	e*	Calgon Carbon Corp	11,600
206		Cambrex Corp	1,726
1,384		Celanese Corp (Series A)	58,571
300	*	Cell Genesys, Inc	690
724	e*	Cephalon, Inc	51,954
607		CF Industries Holdings, Inc	66,806
749	*	Charles River Laboratories International, Inc	49,284
249	*	Chattem, Inc	18,809
2,512		Chemtura Corp	19,594
852	e	Church & Dwight Co, Inc	46,068
1,659		Clorox Co	108,117
5,717		Colgate-Palmolive Co	445,697
711	*	Cubist Pharmaceuticals, Inc	14,583
565	e*	Cypress Bioscience, Inc	6,232
525		Cytec Industries, Inc	32,330
2,686	e*	CytRx Corp	7,628
1,113	e*	Dendreon Corp	6,923
911	e*	Discovery Laboratories, Inc	1,959
10,840		Dow Chemical Co	427,313
10,304		Du Pont (E.I.) de Nemours & Co	454,303
698	e*	Durect Corp	4,488
979		Eastman Chemical Co	59,807
2,062		Ecolab, Inc	105,595
11,292		Eli Lilly & Co	602,880
350	e*	Elizabeth Arden, Inc	7,123
2,400	e*	Encysive Pharmaceuticals, Inc	2,040
400	e*	Enzon Pharmaceuticals, Inc	3,812
1,252	e	Estee Lauder Cos (Class A)	54,600
396		Ferro Corp	8,209
854		FMC Corp	46,586
3,663	*	Forest Laboratories, Inc	133,516
5,297	*	Genentech, Inc	355,270
2,640	*	GenVec, Inc	3,881
3,004	*	Genzyme Corp	223,618
400	e	Georgia Gulf Corp	2,648
1,012	e*	Geron Corp	5,748
10,604	*	Gilead Sciences, Inc	487,890
400	*	GTx, Inc	5,740
600		H.B. Fuller Co	13,470
705	e*	Halozyme Therapeutics, Inc	5,013
1,449		Hercules, Inc	28,038

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,885	*	Hospira, Inc	$80,376
1,379	e*	Human Genome Sciences, Inc	14,397
982		Huntsman Corp	25,237
135	*	Idenix Pharmaceuticals, Inc	365
720	*	Idexx Laboratories, Inc	42,214
675	e*	ImClone Systems, Inc	29,025
866	*	Immucor, Inc	29,435
507	e*	Indevus Pharmaceuticals, Inc	3,524
229	e	Innophos Holdings, Inc	3,408
262		Innospec, Inc	4,496
94	e	Inter Parfums, Inc	1,689
314	e*	InterMune, Inc	4,186
1,110		International Flavors & Fragrances, Inc	53,424
757	e*	Inverness Medical Innovations, Inc	42,528
524	*	Invitrogen Corp	48,947
453	e*	Javelin Pharmaceuticals, Inc	1,694
162	e	Kaiser Aluminum Corp	12,876
230	*	Keryx Biopharmaceuticals, Inc	1,932
2,581	*	King Pharmaceuticals, Inc	26,429
193		Koppers Holdings, Inc	8,345
56	e	Kronos Worldwide, Inc	990
360	e*	KV Pharmaceutical Co (Class A)	10,274
230	e*	Landec Corp	3,082
993	e	Ligand Pharmaceuticals, Inc (Class B)	4,796
822		Lubrizol Corp	44,520
342	e	Mannatech, Inc	2,161
300	e*	MannKind Corp	2,388
338	e*	Martek Biosciences Corp	9,998
1,476	e*	Medarex, Inc	15,380
547	*	Medicines Co	10,481
596	e	Medicis Pharmaceutical Corp (Class A)	15,478
232	e*	Medivation, Inc	3,341
24,422		Merck & Co, Inc	1,419,162
433		Meridian Bioscience, Inc	13,025
792	*	MGI Pharma, Inc	32,100
3,429	*	Millennium Pharmaceuticals, Inc	51,366
246	e	Minerals Technologies, Inc	16,470
528	e*	Minrad International, Inc	1,716
571	e*	Momenta Pharmaceuticals, Inc	4,077
6,170		Monsanto Co	689,127
1,731	*	Mosaic Co	163,303
3,428	e*	Mylan Laboratories, Inc	48,198
612	e*	Nabi Biopharmaceuticals	2,209
1,497		Nalco Holding Co	36,197
187	e*	Nastech Pharmaceutical Co, Inc	711
580	*	NBTY, Inc	15,892
559	e*	Neurocrine Biosciences, Inc	2,538
154		NewMarket Corp	8,576
113	e	NL Industries, Inc	1,292
200	e*	Noven Pharmaceuticals, Inc	2,776
739		Olin Corp	14,285
298	*	OM Group, Inc	17,147
151	e*	Omrix Biopharmaceuticals, Inc	5,246
600	e*	Onyx Pharmaceuticals, Inc	33,372
360	*	OraSure Technologies, Inc	3,200
596	e*	OSI Pharmaceuticals, Inc	28,912
235	e*	Pacific Ethanol, Inc	1,929
300	*	Pain Therapeutics, Inc	3,180
364	e*	Par Pharmaceutical Cos, Inc	8,736
270	*	Parexel International Corp	13,041
1,273	*	PDL BioPharma, Inc	22,303
252	*	Penwest Pharmaceuticals Co	1,474
889	e	Perrigo Co	31,124
199	e*	PetMed Express, Inc	2,408

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

79,246		Pfizer, Inc	$1,801,262
321	e*	PharMerica Corp	4,455
258	*	Pharmion Corp	16,218
965	*	PolyOne Corp	6,350
200	e*	Pozen, Inc	2,400
1,886		PPG Industries, Inc	132,454
3,626		Praxair, Inc	321,662
400	e*	Prestige Brands Holdings, Inc	2,992
35,581		Procter & Gamble Co	2,612,357
300	e*	Progenics Pharmaceuticals, Inc	5,421
26	*	Protalix BioTherapeutics, Inc	88
333	e*	Quidel Corp	6,484
1,643	e*	Revlon, Inc (Class A)	1,939
300	*	Rockwood Holdings, Inc	9,966
1,578	e	Rohm & Haas Co	83,744
1,300		RPM International, Inc	26,390
382	e*	Salix Pharmaceuticals Ltd	3,010
2,942	e*	Santarus, Inc	8,091
18,353		Schering-Plough Corp	488,924
375	*	Sciele Pharma, Inc	7,669
464	e	Scotts Miracle-Gro Co (Class A)	17,363
600		Sensient Technologies Corp	16,968
1,184	*	Sepracor, Inc	31,080
1,306	e	Sherwin-Williams Co	75,800
1,508		Sigma-Aldrich Corp	82,337
470	*	Somaxon Pharmaceuticals, Inc	2,449
100		Stepan Co	3,253
900	e*	SuperGen, Inc	3,285
147	e*	SurModics, Inc	7,978
445		Tronox, Inc (Class B)	3,849
500	e	UAP Holding Corp	19,300
240	e*	United Therapeutics Corp	23,436
92	e*	USANA Health Sciences, Inc	3,411
1,324	e*	USEC, Inc	11,916
1,091	e*	Valeant Pharmaceuticals International	13,059
1,308	e	Valspar Corp	29,482
1,018	*	VCA Antech, Inc	45,026
400	e*	Verasun Energy Corp	6,112
1,500	*	Vertex Pharmaceuticals, Inc	34,845
739	e*	Viropharma, Inc	5,868
994	e*	Warner Chilcott Ltd (Class A)	17,624
1,123	*	Watson Pharmaceuticals, Inc	30,478
220	e	Westlake Chemical Corp	4,178
802	e*	WR Grace & Co	20,996
15,076		Wyeth	666,208
200	*	Xenoport, Inc	11,176
1,452	e*	XOMA Ltd	4,922
405	e*	Zymogenetics, Inc	4,726

		TOTAL CHEMICALS AND ALLIED PRODUCTS	17,202,160

COAL MINING - 0.25%
721	e*	Alpha Natural Resources, Inc	23,418
1,502		Arch Coal, Inc	67,485
1,992		Consol Energy, Inc	142,468
2,724	e*	International Coal Group, Inc	14,601
848		Massey Energy Co	30,316
3,039		Peabody Energy Corp	187,324

		TOTAL COAL MINING	465,612

COMMUNICATIONS - 4.34%
463		Alaska Communications Systems Group, Inc	6,945
4,750	*	American Tower Corp (Class A)	202,350
356	e*	Anixter International, Inc	22,168
69,758		AT&T, Inc	2,899,142
105	e	Atlantic Tele-Network, Inc	3,547

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

200	e*	Audiovox Corp (Class A)	$2,480
552	*	Brightpoint, Inc	8,479
2,359		Cablevision Systems Corp (Class A)	57,796
178	*	Cbeyond Communications, Inc	6,940
100	e	Centennial Communications Corp	929
374	e*	Central European Media Enterprises Ltd (Class A)	43,377
1,329		CenturyTel, Inc	55,100
4,638	e*	Charter Communications, Inc (Class A)	5,426
3,005	*	Cincinnati Bell, Inc	14,274
2,372	e	Citadel Broadcasting Corp	4,886
4,179	e	Citizens Communications Co	53,199
5,632		Clear Channel Communications, Inc	194,417
252	e*	Clearwire Corp (Class A)	3,455
33,552	*	Comcast Corp (Class A)	612,660
300		Consolidated Communications Holdings, Inc	5,970
496	*	Cox Radio, Inc (Class A)	6,026
2,708	*	Crown Castle International Corp	112,653
200	e*	Crown Media Holdings, Inc (Class A)	1,300
567	e*	CTC Media, Inc	17,123
671	e*	Cumulus Media, Inc (Class A)	5,395
145	*	DG FastChannel,Inc	3,718
8,119	*	DIRECTV Group, Inc	187,711
2,426	*	EchoStar Communications Corp (Class A)	91,509
1,752		Embarq Corp	86,777
521	e	Emmis Communications Corp (Class A)	2,006
421	e	Entercom Communications Corp (Class A)	5,763
810	*	Entravision Communications Corp (Class A)	6,342
300		Fairpoint Communications, Inc	3,906
1,894	*	FiberTower Corp	4,318
52	e*	Fisher Communications, Inc	1,974
1,594	*	Foundry Networks, Inc	27,927
464	*	General Communication, Inc (Class A)	4,060
193	*	GeoEye, Inc	6,494
267	e*	Global Crossing Ltd	5,887
882		Global Payments, Inc	41,031
177	*	Golden Telecom, Inc	17,868
420	e	Gray Television, Inc	3,368
260	*	Harris Stratex Networks, Inc (Class A)	4,342
327	e	Hearst-Argyle Television, Inc	7,230
71	e*	Hughes Communications, Inc	3,877
1,912	*	IAC/InterActiveCorp	51,471
361	e	Ibasis, Inc	1,852
1,142	*	ICO Global Communications Holdings Ltd	3,632
614	e	IDT Corp (Class B)	5,188
400	e	Iowa Telecommunications Services, Inc	6,504
180		iPCS, Inc	6,478
680	e*	j2 Global Communications, Inc	14,396
284	e*	Knology, Inc	3,630
558	e*	Leap Wireless International, Inc	26,025
16,553	e*	Level 3 Communications, Inc	50,321
4,353	*	Liberty Global, Inc (Class A)	170,594
1,471	*	Liberty Media Corp - Capital (Series A)	171,357
6,947	*	Liberty Media Holding Corp (Interactive A)	132,549
281	e*	Lin TV Corp (Class A)	3,420
250	e*	Lodgenet Entertainment Corp	4,360
573	*	Mastec, Inc	5,827
493	e*	Mediacom Communications Corp (Class A)	2,263
612	*	MetroPCS Communications, Inc	11,903
832	e*	NeuStar, Inc (Class A)	23,862
301	*	Nextwave Wireless, Inc	1,619
1,953	*	NII Holdings, Inc	94,369
158	*	North Pittsburgh Systems, Inc	3,585
435	e*	Novatel Wireless, Inc	7,047
307		NTELOS Holdings Corp	9,115
1,022	e*	Orbcomm, Inc	6,428

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

994	e*	PAETEC Holding Corp	$9,692
18,248		Qwest Communications International, Inc	127,918
888	*	Radio One, Inc (Class D)	2,105
242		RCN Corp	3,773
132	*	Rural Cellular Corp (Class A)	5,820
87	e	Salem Communications Corp (Class A)	573
300	e*	SAVVIS, Inc	8,373
1,078	e*	SBA Communications Corp (Class A)	36,480
174	e	Shenandoah Telecom Co	4,173
383	e	Sinclair Broadcast Group, Inc (Class A)	3,144
300	e*	Spanish Broadcasting System, Inc (Class A)	555
31,933		Sprint Nextel Corp	419,280
122		SureWest Communications	2,086
137	e*	Switch & Data Facilities Co, Inc	2,195
182	*	Syniverse Holdings, Inc	2,836
1,124		Telephone & Data Systems, Inc	70,362
500	e*	Terremark Worldwide, Inc	3,250
1,742	*	Time Warner Cable, Inc (Class A)	48,079
932	e*	TiVo, Inc	7,773
200	*	US Cellular Corp	16,820
250		USA Mobility, Inc	3,575
32,802		Verizon Communications, Inc	1,433,119
336	e*	Vonage Holdings Corp	773
5,641		Windstream Corp	73,446
3,259	*	XM Satellite Radio Holdings, Inc (Class A)	39,890

		TOTAL COMMUNICATIONS	8,006,030

DEPOSITORY INSTITUTIONS - 7.15%
121		1st Source Corp	2,095
164	e	Alabama National Bancorp	12,761
200	e	Amcore Financial, Inc	4,540
107	e	AmericanWest Bancorp	1,886
108	e	Ameris Bancorp	1,820
300	e	Anchor Bancorp Wisconsin, Inc	7,056
1,394	e	Associated Banc-Corp	37,763
951		Astoria Financial Corp	22,130
130		Bancfirst Corp	5,571
298		Banco Latinoamericano de Exportaciones S.A.	4,860
117	*	Bancorp, Inc	1,575
823		Bancorpsouth, Inc	19,431
838		Bank Mutual Corp	8,858
50,142		Bank of America Corp	2,068,859
664		Bank of Hawaii Corp	33,957
12,863		Bank of New York Mellon Corp	627,200
102	e	Bank of the Ozarks, Inc	2,672
452	e	BankAtlantic Bancorp, Inc (Class A)	1,853
300	e	BankFinancial Corp	4,746
400	e	BankUnited Financial Corp (Class A)	2,760
79		Banner Corp	2,270
6,277		BB&T Corp	192,516
300	*	Beneficial Mutual Bancorp, Inc	2,916
57		Berkshire Hills Bancorp, Inc	1,482
357	e	BOK Financial Corp	18,457
381	e	Boston Private Financial Holdings, Inc	10,317
668	e	Brookline Bancorp, Inc	6,787
101	e	Capital City Bank Group, Inc	2,850
93		Capital Corp of the West	1,807
140	e	Capitol Bancorp Ltd	2,817
332	e	Capitol Federal Financial	10,292
303	e	Cascade Bancorp	4,218
75	e	Cass Information Systems, Inc	2,506
518	e	Cathay General Bancorp	13,722
600	e*	Centennial Bank Holdings, Inc	3,468
121	e	Center Financial Corp	1,491
311	e	Central Pacific Financial Corp	5,741
234	e	Chemical Financial Corp	5,567

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

453		Chittenden Corp	$16,136
55,909		Citigroup, Inc	1,645,961
955		Citizens Banking Corp	13,857
121	e	City Bank	2,713
155	e	City Holding Co	5,245
477	e	City National Corp	28,405
150	e	CoBiz, Inc	2,231
1,743	e	Colonial Bancgroup, Inc	23,600
170	e	Columbia Banking System, Inc	5,054
1,818		Comerica, Inc	79,138
2,074		Commerce Bancorp, Inc	79,102
935	e	Commerce Bancshares, Inc	41,944
113	e*	Community Bancorp	1,963
400	e	Community Bank System, Inc	7,948
139		Community Trust Bancorp, Inc	3,827
400	e	Corus Bankshares, Inc	4,268
776		Cullen/Frost Bankers, Inc	39,312
616	e	CVB Financial Corp	6,369
309	e	Dime Community Bancshares	3,946
300	e*	Dollar Financial Corp	9,207
257	e	Downey Financial Corp	7,995
833	e	East West Bancorp, Inc	20,184
90	e	Enterprise Financial Services Corp	2,143
589	e*	Euronet Worldwide, Inc	17,670
6,268		Fifth Third Bancorp	157,515
100	e	First Bancorp	1,889
732		First Bancorp	5,336
150	e	First Busey Corp	2,979
700	e	First Charter Corp	20,902
70		First Citizens Bancshares, Inc (Class A)	10,210
739	e	First Commonwealth Financial Corp	7,870
270	e	First Community Bancorp, Inc	11,135
72		First Community Bancshares, Inc	2,296
315	e	First Financial Bancorp	3,591
189	e	First Financial Bankshares, Inc	7,116
188	e	First Financial Corp	5,328
133	e	First Financial Holdings, Inc	3,647
1,297	e	First Horizon National Corp	23,541
146		First Indiana Corp	4,672
315	e	First Merchants Corp	6,880
545	e	First Midwest Bancorp, Inc	16,677
1,301	e	First Niagara Financial Group, Inc	15,664
100		First Place Financial Corp	1,399
300	e*	First Regional Bancorp	5,667
88	e	First South Bancorp, Inc	1,953
156		First State Bancorporation	2,168
208	e*	FirstFed Financial Corp	7,451
953	e	FirstMerit Corp	19,070
485	e	Flagstar Bancorp, Inc	3,380
150	e	Flushing Financial Corp	2,408
594		FNB Corp	8,732
215	e*	Franklin Bank Corp	927
700	e*	Fremont General Corp	2,450
537	e	Frontier Financial Corp	9,972
1,944		Fulton Financial Corp	21,812
580	e	Glacier Bancorp, Inc	10,869
104	e	Great Southern Bancorp, Inc	2,284
95	e	Greene County Bancshares, Inc	1,824
294	e	Hancock Holding Co	11,231
384	e	Hanmi Financial Corp	3,310
302	e	Harleysville National Corp	4,400
158	e	Heartland Financial USA, Inc	2,934
126		Heritage Commerce Corp	2,317
127	e	Home Bancshares, Inc	2,663

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

140	e	Horizon Financial Corp	$2,442
5,959		Hudson City Bancorp, Inc	89,504
4,292		Huntington Bancshares, Inc	63,350
125		IBERIABANK Corp	5,844
242		Imperial Capital Bancorp, Inc	4,429
100		Independent Bank Corp	2,722
250	e	Independent Bank Corp	2,375
752	e	IndyMac Bancorp, Inc	4,474
161		Integra Bank Corp	2,272
674		International Bancshares Corp	14,114
579	*	Investors Bancorp, Inc	8,187
300	e	Irwin Financial Corp	2,205
38,627		JPMorgan Chase & Co	1,686,069
227	e	Kearny Financial Corp	2,704
4,472		Keycorp	104,868
247		KNBT Bancorp, Inc	3,809
132	e	Lakeland Bancorp, Inc	1,530
92		Lakeland Financial Corp	1,923
884	e	M&T Bank Corp	72,108
125	e	Macatawa Bank Corp	1,074
90		MainSource Financial Group, Inc	1,400
2,974		Marshall & Ilsley Corp	78,752
400	e	MB Financial, Inc	12,332
991	*	Metavante Technologies, Inc	23,110
85		Midwest Banc Holdings, Inc	1,056
186		Nara Bancorp, Inc	2,171
100	e	NASB Financial, Inc	2,638
6,567	e	National City Corp	108,093
588	e	National Penn Bancshares, Inc	8,902
374	e	NBT Bancorp, Inc	8,535
523	e*	Net 1 UEPS Technologies, Inc	15,355
3,411	e	New York Community Bancorp, Inc	59,965
1,211	e	NewAlliance Bancshares, Inc	13,951
2,500		Northern Trust Corp	191,450
200	e	Northwest Bancorp, Inc	5,314
869		Old National Bancorp	13,000
350	e	Old Second Bancorp, Inc	9,377
100		Omega Financial Corp	2,926
165		Oriental Financial Group, Inc	2,213
528	e	Pacific Capital Bancorp	10,629
165	e	Park National Corp	10,643
75		Peoples Bancorp, Inc	1,867
2,454		People’s United Financial, Inc	43,681
210	e	PFF Bancorp, Inc	2,528
200	*	Pinnacle Financial Partners, Inc	5,084
4,050		PNC Financial Services Group, Inc	265,883
2,984		Popular, Inc	31,630
150		Preferred Bank	3,903
228	e	PrivateBancorp, Inc	7,444
328	e	Prosperity Bancshares, Inc	9,640
357	e	Provident Bankshares Corp	7,636
854		Provident Financial Services, Inc	12,315
421	e	Provident New York Bancorp	5,439
8,011		Regions Financial Corp	189,460
195	e	Renasant Corp	4,206
120	e	Republic Bancorp, Inc (Class A)	1,984
47	e	Royal Bancshares of Pennsylvania (Class A)	517
300	e	S&T Bancorp, Inc	8,292
210	e	S.Y. Bancorp, Inc	5,027
250	e	Sandy Spring Bancorp, Inc	6,955
121		Santander BanCorp	1,048
75	e	SCBT Financial Corp	2,375
102	e	Seacoast Banking Corp of Florida	1,049
200	e	Security Bank Corp	1,828
319	*	Signature Bank	10,766

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

108	e	Simmons First National Corp (Class A)	$2,862
800	e	South Financial Group, Inc	12,504
116	e	Southside Bancshares, Inc	2,373
94		Southwest Bancorp, Inc	1,723
4,852		Sovereign Bancorp, Inc	55,313
4,518		State Street Corp	366,862
119	e	Sterling Bancorp	1,623
808		Sterling Bancshares, Inc	9,017
320	*	Sterling Financial Corp	5,254
561		Sterling Financial Corp	9,419
88	e	Suffolk Bancorp	2,702
134	e*	Sun Bancorp, Inc	2,115
4,062		SunTrust Banks, Inc	253,834
700	e*	Superior Bancorp	3,759
785	e	Susquehanna Bancshares, Inc	14,475
400	e*	SVB Financial Group	20,160
3,166		Synovus Financial Corp	76,237
66		Taylor Capital Group, Inc	1,346
1,433	e	TCF Financial Corp	25,694
300	*	Texas Capital Bancshares, Inc	5,475
991	e*	TFS Financial Corp	11,833
238		TierOne Corp	5,272
119	e	Tompkins Trustco, Inc	4,617
92	e	Trico Bancshares	1,776
626	e	Trustco Bank Corp NY	6,210
491	e	Trustmark Corp	12,452
1,089		UCBH Holdings, Inc	15,420
372		UMB Financial Corp	14,270
581	e	Umpqua Holdings Corp	8,913
103	e	Union Bankshares Corp	2,177
433		UnionBanCal Corp	21,178
437		United Bankshares, Inc	12,245
335	e	United Community Banks, Inc	5,293
400	e	United Community Financial Corp	2,208
121	e	Univest Corp of Pennsylvania	2,554
19,772		US Bancorp	627,563
126		USB Holding Co, Inc	2,495
1,507	e	Valley National Bancorp	28,723
126	e*	Virginia Commerce Bancorp	1,478
1,166	e	W Holding Co, Inc	1,411
22,489		Wachovia Corp	855,257
958		Washington Federal, Inc	20,223
10,014		Washington Mutual, Inc	136,291
138	e	Washington Trust Bancorp, Inc	3,482
770	e	Webster Financial Corp	24,617
38,363		Wells Fargo & Co	1,158,179
200		WesBanco, Inc	4,120
200	e	West Coast Bancorp	3,700
390	e	Westamerica Bancorporation	17,375
143	e*	Western Alliance Bancorp	2,684
8,829		Western Union Co	214,368
167	e	Westfield Financial, Inc	1,620
750	e	Whitney Holding Corp	19,613
772	e	Wilmington Trust Corp	27,174
167	e	Wilshire Bancorp, Inc	1,311
248		Wintrust Financial Corp	8,216
100		WSFS Financial Corp	5,020
1,272		Zions Bancorporation	59,390

		TOTAL DEPOSITORY INSTITUTIONS	13,178,151

EATING AND DRINKING PLACES - 0.88%
208	*	AFC Enterprises	2,355
133	e*	Benihana, Inc (Class A)	1,696
113	e*	BJ’s Restaurants, Inc	1,837
460	e	Bob Evans Farms, Inc	12,388
1,243		Brinker International, Inc	24,313
144	e*	Buffalo Wild Wings, Inc	3,344

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

751	e	Burger King Holdings, Inc	$21,411
262	e*	California Pizza Kitchen, Inc	4,079
365	e	CBRL Group, Inc	11,822
343	e*	CEC Entertainment, Inc	8,904
844	e*	Cheesecake Factory	20,011
378	e*	Chipotle Mexican Grill, Inc (Class B)	46,513
622	e	CKE Restaurants, Inc	8,210
1,556		Darden Restaurants, Inc	43,117
949	*	Denny’s Corp	3,559
400	e	Domino’s Pizza, Inc	5,292
182	e	IHOP Corp	6,658
678	*	Jack in the Box, Inc	17,472
587	e*	Krispy Kreme Doughnuts, Inc	1,855
273	e	Landry’s Restaurants, Inc	5,378
127	e*	McCormick & Schmick’s Seafood Restaurants, Inc	1,515
13,554		McDonald’s Corp	798,466
300	e	O’Charleys, Inc	4,494
200	e*	Papa John’s International, Inc	4,540
277	e*	PF Chang’s China Bistro, Inc	6,327
150	e*	Red Robin Gourmet Burgers, Inc	4,799
661	e	Ruby Tuesday, Inc	6,445
200	e*	Ruth’s Chris Steak House, Inc	1,788
810	e*	Sonic Corp	17,739
8,397	*	Starbucks Corp	171,887
400	e*	Steak N Shake Co	4,360
442	e*	Texas Roadhouse, Inc (Class A)	4,889
2,255		Tim Hortons, Inc	83,277
672		Triarc Cos (Class B)	5,887
955		Wendy’s International, Inc	24,677
5,932		Yum! Brands, Inc	227,018

		TOTAL EATING AND DRINKING PLACES	1,618,322

EDUCATIONAL SERVICES - 0.14%
1,637	*	Apollo Group, Inc (Class A)	114,836
1,003	*	Career Education Corp	25,215
942	*	Corinthian Colleges, Inc	14,507
767	e	DeVry, Inc	39,853
445	*	ITT Educational Services, Inc	37,945
168	e	Strayer Education, Inc	28,657
228	e*	Universal Technical Institute, Inc	3,876

		TOTAL EDUCATIONAL SERVICES	264,889

ELECTRIC, GAS, AND SANITARY SERVICES - 4.13%
7,565	*	AES Corp	161,815
1,001		AGL Resources, Inc	37,678
1,871		Allegheny Energy, Inc	119,014
338		Allete, Inc	13,378
1,255		Alliant Energy Corp	51,066
3,271	e*	Allied Waste Industries, Inc	36,046
2,387		Ameren Corp	129,399
200		American Ecology Corp	4,696
4,510		American Electric Power Co, Inc	209,986
150		American States Water Co	5,652
1,501		Aqua America, Inc	31,821
3,770	*	Aquila, Inc	14,062
1,066		Atmos Energy Corp	29,891
600	e	Avista Corp	12,924
446	e	Black Hills Corp	19,669
148		California Water Service Group	5,479
100	*	Casella Waste Systems, Inc (Class A)	1,304
3,472		Centerpoint Energy, Inc	59,475
110		Central Vermont Public Service Corp	3,392
250	e	CH Energy Group, Inc	11,135
162	*	Clean Harbors, Inc	8,375
655	e	Cleco Corp	18,209
2,460	e	CMS Energy Corp	42,755

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

2,920		Consolidated Edison, Inc	$142,642
160		Consolidated Water Co, Inc	4,030
2,058		Constellation Energy Group, Inc	211,007
1,225	e*	Covanta Holding Corp	33,884
401	e	Crosstex Energy, Inc	14,933
6,604		Dominion Resources, Inc	313,360
1,497	e	DPL, Inc	44,386
2,056		DTE Energy Co	90,382
14,280		Duke Energy Corp	288,028
3,687	*	Dynegy, Inc (Class A)	26,325
3,684		Edison International	196,615
7,776		El Paso Corp	134,058
600	*	El Paso Electric Co	15,342
239		Empire District Electric Co	5,444
818		Energen Corp	52,540
1,733	e	Energy East Corp	47,155
340	*	EnergySolutions Inc	9,177
57	e	EnergySouth, Inc	3,306
2,228		Entergy Corp	266,291
7,638		Exelon Corp	623,566
3,454		FirstEnergy Corp	249,862
4,606		FPL Group, Inc	312,195
1,141	e	Great Plains Energy, Inc	33,454
966	e	Hawaiian Electric Industries, Inc	21,996
447	e	Idacorp, Inc	15,743
851	e	Integrys Energy Group, Inc	43,988
435	e	ITC Holdings Corp	24,543
200	e	Laclede Group, Inc	6,848
110		Markwest Hydrocarbon, Inc	6,892
1,959		MDU Resources Group, Inc	54,088
282		Metal Management, Inc	12,839
287	e	MGE Energy, Inc	10,180
2,799	*	Mirant Corp	109,105
962	e	National Fuel Gas Co	44,906
442	e	New Jersey Resources Corp	22,109
493	e	Nicor, Inc	20,879
3,108		NiSource, Inc	58,710
1,671		Northeast Utilities	52,319
333		Northwest Natural Gas Co	16,204
379		NorthWestern Corp	11,181
2,651	e*	NRG Energy, Inc	114,894
1,294		NSTAR	46,869
983		OGE Energy Corp	35,673
1,227		Oneok, Inc	54,933
240		Ormat Technologies, Inc	13,202
300	e	Otter Tail Corp	10,380
2,217		Pepco Holdings, Inc	65,025
3,984		PG&E Corp	171,671
167	e*	Pico Holdings, Inc	5,615
998		Piedmont Natural Gas Co, Inc	26,108
200	*	Pike Electric Corp	3,352
1,096	e	Pinnacle West Capital Corp	46,481
681		PNM Resources, Inc	14,607
521		Portland General Electric Co	14,473
4,362		PPL Corp	227,217
2,961		Progress Energy, Inc	143,401
600	m,v*	Progress Energy, Inc	6
2,875		Public Service Enterprise Group, Inc	282,440
1,370		Puget Energy, Inc	37,579
2,010		Questar Corp	108,741
3,766	*	Reliant Energy, Inc	98,820
1,739		Republic Services, Inc	54,518
115	e	Resource America, Inc (Class A)	1,687
1,436	e	SCANA Corp	60,527
2,997		Sempra Energy	185,454
2,425		Sierra Pacific Resources	41,177

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

138	e	SJW Corp	$4,784
260		South Jersey Industries, Inc	9,383
8,518		Southern Co	330,073
1,218		Southern Union Co	35,760
398		Southwest Gas Corp	11,848
129	e	Southwest Water Co	1,615
1,017	*	Stericycle, Inc	60,410
2,190	e	TECO Energy, Inc	37,690
1,162		UGI Corp	31,665
256	e	UIL Holdings Corp	9,459
365	e	Unisource Energy Corp	11,516
1,078	e	Vectren Corp	31,273
871	*	Waste Connections, Inc	26,914
229	e*	Waste Services, Inc	1,963
1,015	e	Westar Energy, Inc	26,329
514		WGL Holdings, Inc	16,839
6,775		Williams Cos, Inc	242,410
1,446		Wisconsin Energy Corp	70,435
4,703		Xcel Energy, Inc	106,147

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	7,609,096

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.68%
244	e*	Acme Packet, Inc	3,072
200	e*	Actel Corp	2,732
520	e	Acuity Brands, Inc	23,400
900	*	Adaptec, Inc	3,042
1,296	e*	ADC Telecommunications, Inc	20,153
743		Adtran, Inc	15,885
395	*	Advanced Analogic Technologies, Inc	4,456
504	*	Advanced Energy Industries, Inc	6,592
6,565	e*	Advanced Micro Devices, Inc	49,238
3,835	e	Altera Corp	74,092
569	e*	American Superconductor Corp	15,556
1,200		Ametek, Inc	56,208
632	*	AMIS Holdings, Inc	6,333
1,615	e*	Amkor Technology, Inc	13,776
1,948		Amphenol Corp (Class A)	90,329
891	e*	Anadigics, Inc	10,309
3,739		Analog Devices, Inc	118,526
9,823	*	Apple Computer, Inc	1,945,740
891	*	Applied Micro Circuits Corp	7,787
1,549	*	Arris Group, Inc	15,459
567	e*	Atheros Communications, Inc	17,316
5,300	*	Atmel Corp	22,896
395	*	ATMI, Inc	12,739
1,823	e*	Avanex Corp	1,823
1,731	*	Avnet, Inc	60,533
484	e	AVX Corp	6,495
129	e*	AZZ, Inc	3,657
500	e	Baldor Electric Co	16,830
100		Bel Fuse, Inc (Class B)	2,927
750	*	Benchmark Electronics, Inc	13,298
5,310	*	Broadcom Corp (Class A)	138,803
356	e*	Ceradyne, Inc	16,707
500	*	Checkpoint Systems, Inc	12,990
932	e*	Ciena Corp	31,791
68,686	*	Cisco Systems, Inc	1,859,330
330	*	Comtech Telecommunications Corp	17,823
5,030	e*	Conexant Systems, Inc	4,175
2,072		Cooper Industries Ltd (Class A)	109,567
884	e*	Cree, Inc	24,283
300		CTS Corp	2,979
170		Cubic Corp	6,664
1,608	*	Cypress Semiconductor Corp	57,936
268	e*	Diodes, Inc	8,059
273	e*	Ditech Networks, Inc	947
432	*	Dolby Laboratories, Inc (Class A)	21,479

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

289	*	DSP Group, Inc	$3,526
179	e*	DTS, Inc	4,577
1,673		Eaton Corp	162,197
300	e*	Electro Scientific Industries, Inc	5,955
161	e*	EMS Technologies, Inc	4,869
617	e*	Energizer Holdings, Inc	69,184
426	e*	Energy Conversion Devices, Inc	14,335
481	*	EnerSys	12,006
1,523	e*	Evergreen Solar, Inc	26,302
520	e*	Exar Corp	4,144
1,414	*	Fairchild Semiconductor International, Inc	20,404
2,640	e*	Finisar Corp	3,828
404	*	First Solar, Inc	107,925
234	e	Franklin Electric Co, Inc	8,955
1,210	e*	FuelCell Energy, Inc	12,003
3,003	*	Gemstar-TV Guide International, Inc	14,294
312	*	Genlyte Group, Inc	29,702
1,200	*	GrafTech International Ltd	21,300
269	e*	Greatbatch, Inc	5,377
773		Harman International Industries, Inc	56,978
1,008	e*	Harmonic, Inc	10,564
1,569		Harris Corp	98,345
334	e*	Helen of Troy Ltd	5,725
1,016	e*	Hexcel Corp	24,668
290	*	Hittite Microwave Corp	13,850
8,851		Honeywell International, Inc	544,956
378	e*	Hutchinson Technology, Inc	9,949
400	e	Imation Corp	8,400
100	*	Infinera Corp	1,484
2,142	*	Integrated Device Technology, Inc	24,226
65,580		Intel Corp	1,748,363
564	e*	InterDigital, Inc	13,158
915	e*	International Rectifier Corp	31,083
1,608		Intersil Corp (Class A)	39,364
359	*	InterVoice, Inc	2,868
122	e*	iRobot Corp	2,206
257	*	IXYS Corp	2,061
681	e*	Jarden Corp	16,078
2,222	e*	JDS Uniphase Corp	29,553
789	*	Kemet Corp	5,231
1,416		L-3 Communications Holdings, Inc	150,011
1,300	*	Lattice Semiconductor Corp	4,225
462		Lincoln Electric Holdings, Inc	32,885
2,445	e	Linear Technology Corp	77,824
200	*	Littelfuse, Inc	6,592
124	*	Loral Space & Communications, Inc	4,247
131	e	LSI Industries, Inc	2,384
8,237	e*	LSI Logic Corp	43,738
5,162	*	Marvell Technology Group Ltd	72,165
593	*	Mattson Technology, Inc	5,076
51	e,m,v*	Medis Technologies Ltd	(0)
518	e*	Medis Technologies Ltd	7,993
2,536	*	MEMC Electronic Materials, Inc	224,411
223	*	Mercury Computer Systems, Inc	3,593
300		Methode Electronics, Inc	4,932
797	e	Micrel, Inc	6,735
2,547	e	Microchip Technology, Inc	80,027
8,393	*	Micron Technology, Inc	60,849
771	*	Microsemi Corp	17,070
1,000	e*	Microtune, Inc	6,530
436	e*	MIPS Technologies, Inc	2,163
1,511		Molex, Inc	41,250
300	*	Monolithic Power Systems, Inc	6,441
510	*	Moog, Inc (Class A)	23,363
26,320		Motorola, Inc	422,173
1,945	e*	MRV Communications, Inc	4,512

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

160	e*	Multi-Fineline Electronix, Inc	$2,774
43	e	National Presto Industries, Inc	2,264
2,972		National Semiconductor Corp	67,286
200	e*	Netlogic Microsystems, Inc	6,440
4,089	*	Network Appliance, Inc	102,061
1,397	*	Novellus Systems, Inc	38,515
6,163	*	Nvidia Corp	209,665
634	e*	Omnivision Technologies, Inc	9,922
2,983	e*	ON Semiconductor Corp	26,489
1,242	e*	On2 Technologies, Inc	1,267
1,027	e	Openwave Systems, Inc	2,670
123	e*	Oplink Communications, Inc	1,888
205	*	OpNext, Inc	1,814
136	e*	OSI Systems, Inc	3,600
157	e	Park Electrochemical Corp	4,434
200	*	Pericom Semiconductor Corp	3,740
500	*	Photronics, Inc	6,235
472	e	Plantronics, Inc	12,272
600	*	Plexus Corp	15,756
410	*	PLX Technology, Inc	3,813
2,300	*	PMC - Sierra, Inc	15,042
1,022	*	Polycom, Inc	28,391
61	e*	Powell Industries, Inc	2,688
1,100	*	Power-One, Inc	4,389
1,294	e*	Powerwave Technologies, Inc	5,215
1,796	*	QLogic Corp	25,503
18,927		Qualcomm, Inc	744,777
1,485	e	RadioShack Corp	25,037
1,152	*	Rambus, Inc	24,123
138	e	Raven Industries, Inc	5,298
420	e	Regal-Beloit Corp	18,879
3,137	e*	RF Micro Devices, Inc	17,912
200	e*	Rogers Corp	8,674
7,966	*	Sanmina-SCI Corp	14,498
334	*	Seachange International, Inc	2,415
733	e*	Semtech Corp	11,376
1,131	e*	Silicon Image, Inc	5,112
601	e*	Silicon Laboratories, Inc	22,495
1,350	*	Silicon Storage Technology, Inc	4,037
17,195	e*	Sirius Satellite Radio, Inc	52,101
1,872	*	Skyworks Solutions, Inc	15,912
549	*	Smart Modular Technologies WWH, Inc	5,589
1,064	e*	Spansion, Inc (Class A)	4,182
456	e*	Spectrum Brands, Inc	2,430
300	*	Standard Microsystems Corp	11,721
90	e*	Starent Networks Corp	1,643
245	e*	Sunpower Corp (Class A)	31,946
100	*	Supertex, Inc	3,129
1,936	*	Sycamore Networks, Inc	7,434
396	e*	Symmetricom, Inc	1,865
283	e*	Synaptics, Inc	11,648
643	e*	Syntax-Brillian Corp	1,980
500		Technitrol, Inc	14,290
163	e*	Techwell, Inc	1,795
595	e*	Tekelec	7,438
437		Teleflex, Inc	27,535
4,811	*	Tellabs, Inc	31,464
520	*	Tessera Technologies, Inc	21,632
16,274		Texas Instruments, Inc	543,552
645	*	Thomas & Betts Corp	31,631
598	e*	Trident Microsystems, Inc	3,923
1,402	*	Triquint Semiconductor, Inc	9,295
433	*	TTM Technologies, Inc	5,049
5,626		Tyco Electronics Ltd	208,893
209	e*	Ultra Clean Holdings	2,550
269	e*	Universal Display Corp	5,560

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

100	e*	Universal Electronics, Inc	$3,344
1,960	e*	Utstarcom, Inc	5,390
940	e*	Varian Semiconductor Equipment Associates, Inc	34,780
219	*	Viasat, Inc	7,540
200		Vicor Corp	3,118
1,891	*	Vishay Intertechnology, Inc	21,576
159	e*	Volterra Semiconductor Corp	1,754
925	e	Whirlpool Corp	75,508
3,261		Xilinx, Inc	71,318
350	e*	Zoltek Cos, Inc	15,005
532	*	Zoran Corp	11,975

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	12,312,175

ENGINEERING AND MANAGEMENT SERVICES - 0.90%
188	*	Advisory Board Co	12,068
443	*	Aecom Technology Corp	12,657
1,568	e*	Amylin Pharmaceuticals, Inc	58,016
758	*	Applera Corp (Celera Genomics Group)	12,029
556	e*	Ariad Pharmaceuticals, Inc	2,363
100	e	CDI Corp	2,426
4,303	*	Celgene Corp	198,842
117	e*	Cornell Cos, Inc	2,728
436		Corporate Executive Board Co	26,204
167	e*	CRA International, Inc	7,951
865	e*	CV Therapeutics, Inc	7,828
300		Diamond Management & Technology Consultants, Inc	2,181
723	e*	eResearch Technology, Inc	8,546
1,064	e*	Exelixis, Inc	9,182
172	*	Exponent, Inc	4,651
1,003		Fluor Corp	146,157
300	e*	Genpact Ltd	4,569
594	*	Gen-Probe, Inc	37,380
237	*	Greenfield Online, Inc	3,463
340	*	Harris Interactive, Inc	1,448
1,037	*	Hewitt Associates, Inc (Class A)	39,707
188	*	Huron Consulting Group, Inc	15,158
755	e*	Incyte Corp	7,588
780	e*	Isis Pharmaceuticals, Inc	12,285
1,364	*	Jacobs Engineering Group, Inc	130,412
1,971	*	KBR, Inc	76,475
135	*	Kendle International, Inc	6,604
454	e*	Kosan Biosciences, Inc	1,634
84	e	Landauer, Inc	4,355
139	*	LECG Corp	2,093
302	e*	Lifecell Corp	13,019
348	e*	Luminex Corp	5,652
241		MAXIMUS, Inc	9,305
317	*	Maxygen, Inc	2,546
2,576	*	McDermott International, Inc	152,061
80	*	Michael Baker Corp	3,288
2,610	e	Moody’s Corp	93,177
60	*	MTC Technologies, Inc	1,410
471	e*	Myriad Genetics, Inc	21,864
631	e*	Navigant Consulting, Inc	8,626
354	e*	Neurogen Corp	1,221
292	e*	Omnicell, Inc	7,864
3,850		Paychex, Inc	139,447
282	*	PharmaNet Development Group, Inc	11,057
1,632		Quest Diagnostics, Inc	86,333
324	*	Regeneration Technologies, Inc	2,812
693	e*	Regeneron Pharmaceuticals, Inc	16,736
1,490	e*	Rentech, Inc	2,697
514		Resources Connection, Inc	9,334
207	e*	Rigel Pharmaceuticals, Inc	5,256
1,921	*	SAIC, Inc	38,651
560	*	Savient Pharmaceuticals, Inc	12,863
458	e*	Seattle Genetics, Inc	5,221

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

219	e*	Senomyx, Inc	$1,640
882	*	Shaw Group, Inc	53,308
299	e*	Symyx Technologies, Inc	2,296
100	e*	Tejon Ranch Co	4,085
510	e*	Telik, Inc	1,770
677	*	Tetra Tech, Inc	14,556
840	*	URS Corp	45,637
188	e*	Verenium Corp	938
512		Watson Wyatt & Co Holdings (Class A)	23,762

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,655,432

ENVIRONMENTAL QUALITY AND HOUSING - 0.00%**
986	e*	Home Solutions of America, Inc	986

		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	986

FABRICATED METAL PRODUCTS - 0.52%
383	*	Alliant Techsystems, Inc	43,570
84	e	Ameron International Corp	7,741
778		Aptargroup, Inc	31,828
1,163		Ball Corp	52,335
137	*	Chart Industries, Inc	4,233
170		CIRCOR International, Inc	7,881
1,236		Commercial Metals Co	36,400
132	e*	Commercial Vehicle Group, Inc	1,914
593		Crane Co	25,440
1,813	*	Crown Holdings, Inc	46,503
130		Dynamic Materials Corp	7,657
420	e*	Griffon Corp	5,229
190		Gulf Island Fabrication, Inc	6,025
5,640	e	Illinois Tool Works, Inc	301,966
155	e	Insteel Industries, Inc	1,818
153	e*	Ladish Co, Inc	6,608
100	e	Lifetime Brands, Inc	1,298
400	e*	Mobile Mini, Inc	7,416
1,254	e	Mueller Water Products, Inc (Class A)	11,938
260	*	NCI Building Systems, Inc	7,485
1,992		Parker Hannifin Corp	150,018
220	e*	Park-Ohio Holdings Corp	5,522
1,126		Pentair, Inc	39,196
262		Silgan Holdings, Inc	13,608
400	e	Simpson Manufacturing Co, Inc	10,636
314	e*	Smith & Wesson Holding Corp	1,915
657		Snap-On, Inc	31,694
994	e	Stanley Works	48,189
248	e*	Sturm Ruger & Co, Inc	2,053
122	e	Sun Hydraulics Corp	3,078
812	e*	Taser International, Inc	11,685
203	e	Valmont Industries, Inc	18,091
341	e	Watts Water Technologies, Inc (Class A)	10,162

		TOTAL FABRICATED METAL PRODUCTS	961,132

FOOD AND KINDRED PRODUCTS - 3.47%
227	e*	Altus Pharmaceuticals, Inc	1,176
8,453		Anheuser-Busch Cos, Inc	442,430
7,399	e*	Archer Daniels Midland Co	343,536
100	e*	Boston Beer Co, Inc (Class A)	3,765
1,392		Bunge Ltd	162,043
2,699		Campbell Soup Co	96,435
77		Coca-Cola Bottling Co Consolidated	4,534
26,040		Coca-Cola Co	1,598,075
3,504		Coca-Cola Enterprises, Inc	91,209
5,690		ConAgra Foods, Inc	135,365
2,101	e*	Constellation Brands, Inc (Class A)	49,668
828		Corn Products International, Inc	30,429
878	*	Darling International, Inc	10,150
2,062		Del Monte Foods Co	19,507
200	e	Farmer Bros Co	4,598

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

952		Flowers Foods, Inc	$22,286
3,668		General Mills, Inc	209,076
3,694		H.J. Heinz Co	172,436
720	e*	Hansen Natural Corp	31,889
1,972	e	Hershey Co	77,697
700		Hormel Foods Corp	28,336
125		Imperial Sugar Co	2,346
192	e	J&J Snack Foods Corp	6,006
633		J.M. Smucker Co	32,562
236	e*	Jones Soda Co	1,756
2,694		Kellogg Co	141,246
18,109		Kraft Foods, Inc (Class A)	590,897
317		Lancaster Colony Corp	12,585
400	e	Lance, Inc	8,168
107	e*	M&F Worldwide Corp	5,762
1,505	e	McCormick & Co, Inc	57,055
101	e	MGP Ingredients, Inc	951
1,224		Molson Coors Brewing Co (Class B)	63,183
149	e*	Peet’s Coffee & Tea, Inc	4,331
1,656		Pepsi Bottling Group, Inc	65,346
737		PepsiAmericas, Inc	24,557
18,402		PepsiCo, Inc	1,396,712
493	*	Performance Food Group Co	13,247
343	*	Ralcorp Holdings, Inc	20,851
236	e	Reddy Ice Holdings, Inc	5,973
189		Sanderson Farms, Inc	6,384
8,411		Sara Lee Corp	135,081
1,266	*	Smithfield Foods, Inc	36,613
348	e	Tootsie Roll Industries, Inc	9,542
323	e*	TreeHouse Foods, Inc	7,426
2,963		Tyson Foods, Inc (Class A)	45,423
2,762		Wrigley (Wm.) Jr Co	161,715

		TOTAL FOOD AND KINDRED PRODUCTS	6,390,358

FOOD STORES - 0.32%
15		Arden Group, Inc (Class A)	2,320
244		Great Atlantic & Pacific Tea Co, Inc	7,645
100		Ingles Markets, Inc (Class A)	2,539
7,647		Kroger Co	204,251
327	e*	Panera Bread Co (Class A)	11,713
248	e*	Pantry, Inc	6,480
431		Ruddick Corp	14,943
5,033		Safeway, Inc	172,179
2,450		Supervalu, Inc	91,924
188		Weis Markets, Inc	7,509
1,546	e	Whole Foods Market, Inc	63,077
358	*	Winn-Dixie Stores, Inc	6,039

		TOTAL FOOD STORES	590,619

FORESTRY - 0.12%
988	e	Rayonier, Inc	46,673
2,453		Weyerhaeuser Co	180,884

		TOTAL FORESTRY	227,557

FURNITURE AND FIXTURES - 0.28%
369	e	Ethan Allen Interiors, Inc	10,517
642	e	Furniture Brands International, Inc	6,459
700		Herman Miller, Inc	22,673
578	e	Hillenbrand Industries, Inc	32,212
567	e	HNI Corp	19,879
64	e	Hooker Furniture Corp	1,286
597	e	Interface, Inc (Class A)	9,743
6,717		Johnson Controls, Inc	242,081
300	e	Kimball International, Inc (Class B)	4,110
500	e	La-Z-Boy, Inc	3,965
1,986	e	Leggett & Platt, Inc	34,636

4,134	e	Masco Corp	89,336

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE
889	e	Sealy Corp	$9,948
580	e*	Select Comfort Corp	4,066
1,019	e	Tempur-Pedic International, Inc	26,463

		TOTAL FURNITURE AND FIXTURES	517,374

FURNITURE AND HOMEFURNISHINGS STORES - 0.17%
3,211	*	Bed Bath & Beyond, Inc	94,371
1,868	e	Circuit City Stores, Inc	7,846
1,778	*	GameStop Corp (Class A)	110,432
166	e	Haverty Furniture Cos, Inc	1,492
546		Knoll, Inc	8,971
643	e*	Mohawk Industries, Inc	47,839
1,075	e*	Pier 1 Imports, Inc	5,622
838	e	Steelcase, Inc (Class A)	13,299
228	e	Tuesday Morning Corp	1,156
1,054	e	Williams-Sonoma, Inc	27,299

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	318,327

GENERAL BUILDING CONTRACTORS - 0.17%
100	e	Amrep Corp	3,055
39	e*	Avatar Holdings, Inc	1,631
917	e*	Beazer Homes USA, Inc	6,813
139	e	Brookfield Homes Corp	2,196
1,320	e	Centex Corp	33,343
3,307	e	DR Horton, Inc	43,553
439	e*	Hovnanian Enterprises, Inc (Class A)	3,148
857		KB Home	18,511
1,382	e	Lennar Corp (Class A)	24,724
451	e	M/I Homes, Inc	4,736
274	e	McGrath RentCorp	7,056
338		MDC Holdings, Inc	12,550
594	e*	Meritage Homes Corp	8,655
50	e*	NVR, Inc	26,200
100	e*	Palm Harbor Homes, Inc	1,055
316	e*	Perini Corp	13,089
2,600	e	Pulte Homes, Inc	27,404
506		Ryland Group, Inc	13,940
1,250	*	Standard-Pacific Corp	4,188
160	*	Team, Inc	5,853
1,348	e*	Toll Brothers, Inc	27,041
568		Walter Industries, Inc	20,408
518	e*	WCI Communities, Inc	1,958

		TOTAL GENERAL BUILDING CONTRACTORS	311,107

GENERAL MERCHANDISE STORES - 1.46%
521	*	99 Cents Only Stores	4,147
1,248	e*	Big Lots, Inc	19,956
713	*	BJ’s Wholesale Club, Inc	24,121
139	e	Bon-Ton Stores, Inc	1,319
585	e*	Cabela’s, Inc	8,816
547		Casey’s General Stores, Inc	16,197
100	e*	Conn’s, Inc	1,711
5,066		Costco Wholesale Corp	353,404
670	e	Dillard’s, Inc (Class A)	12,583
1,650		Family Dollar Stores, Inc	31,730
480	e	Fred’s, Inc	4,622
2,561		JC Penney Co, Inc	112,658
4,765		Macy’s, Inc	123,271
298	e*	Retail Ventures, Inc	1,517
1,813	e	Saks, Inc	37,638
200	e	Stein Mart, Inc	948
9,708		Target Corp	485,400
5,174		TJX Cos, Inc	148,649
27,211		Wal-Mart Stores, Inc	1,293,339

		TOTAL GENERAL MERCHANDISE STORES	2,682,026

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

HEALTH SERVICES - 1.37%
107	*	Alliance Imaging, Inc	$1,029
288	e*	Amedisys, Inc	13,974
134	e*	American Dental Partners, Inc	1,344
2,092		AmerisourceBergen Corp	93,868
542	*	Amsurg Corp	14,667
569	*	Apria Healthcare Group, Inc	12,273
664	*	Assisted Living Concepts, Inc (A Shares)	4,980
300	e*	Bio-Reference Labs, Inc	9,804
384	e	Brookdale Senior Living, Inc	10,909
3,270		Cigna Corp	175,697
1,047	e*	Community Health Systems, Inc	38,592
90	*	Corvel Corp	2,072
773	*	Covance, Inc	66,957
1,712	*	Coventry Health Care, Inc	101,436
296	e*	Cross Country Healthcare, Inc	4,215
253	e*	CryoLife, Inc	2,011
1,203	*	DaVita, Inc	67,789
660	e*	Edwards Lifesciences Corp	30,353
133	*	eHealth, Inc	4,271
280	e*	Emeritus Corp	7,042
242	*	Enzo Biochem, Inc	3,083
2,544	*	Express Scripts, Inc	185,712
300	e*	Genomic Health, Inc	6,792
285	*	Gentiva Health Services, Inc	5,426
2,818	e	Health Management Associates, Inc (Class A)	16,852
790	e*	Healthsouth Corp	16,590
472	e*	Healthways, Inc	27,584
900	e*	Hythiam, Inc	2,637
3,404	*	Immunomedics, Inc	7,897
402	*	Kindred Healthcare, Inc	10,042
1,277	*	Laboratory Corp of America Holdings	96,452
216	e	LCA-Vision, Inc	4,314
124	e*	LHC Group, Inc	3,098
634	*	LifePoint Hospitals, Inc	18,855
939	*	Lincare Holdings, Inc	33,015
488	*	Magellan Health Services, Inc	22,755
300	e*	Matria Healthcare, Inc	7,131
3,370		McKesson Corp	220,769
164	*	Medcath Corp	4,028
3,167	*	Medco Health Solutions, Inc	321,134
100	e	National Healthcare Corp	5,170
981	e*	Nektar Therapeutics	6,583
235	*	Nighthawk Radiology Holdings, Inc	4,947
336	*	Odyssey HealthCare, Inc	3,716
1,319		Omnicare, Inc	30,086
614	*	Pediatrix Medical Group, Inc	41,844
1,098		Pharmaceutical Product Development, Inc	44,326
610	e*	Psychiatric Solutions, Inc	19,825
117	*	Radiation Therapy Services, Inc	3,616
300	*	RehabCare Group, Inc	6,768
611	*	Sierra Health Services, Inc	25,638
246	e*	Skilled Healthcare Group, Inc (Class A)	3,599
300	e*	Stereotaxis, Inc	3,666
722	*	Sun Healthcare Group, Inc	12,397
483	e*	Sunrise Senior Living, Inc	14,818
5,068	e*	Tenet Healthcare Corp	25,745
417		Universal Health Services, Inc (Class B)	21,350
6,494	*	WellPoint, Inc	569,719

		TOTAL HEALTH SERVICES	2,521,262

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.08%
771	*	Foster Wheeler Ltd	119,520
396		Granite Construction, Inc	14,327
670		Great Lakes Dredge & Dock Corp	5,842
440	*	Matrix Service Co	9,601

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	149,290

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

HOLDING AND OTHER INVESTMENT OFFICES - 2.46%
400		Acadia Realty Trust	$10,244
353	e*	Affiliated Managers Group, Inc	41,463
79	e	Agree Realty Corp	2,378
1,694	e	Alesco Financial, Inc	5,556
24	*	Alexander’s, Inc	8,478
392	e	Alexandria Real Estate Equities, Inc	39,855
1,704	e	Allied Capital Corp	36,636
1,200		AMB Property Corp	69,072
481	e	American Campus Communities, Inc	12,915
1,336		American Financial Realty Trust	10,715
4,532		Annaly Mortgage Management, Inc	82,392
503	e	Anthracite Capital, Inc	3,642
734		Anworth Mortgage Asset Corp	6,063
1,059	e	Apartment Investment & Management Co (Class A)	36,779
1,280		Apollo Investment Corp	21,824
134	e	Arbor Realty Trust, Inc	2,159
1,067		Ashford Hospitality Trust, Inc	7,672
167		Associated Estates Realty Corp	1,576
872		AvalonBay Communities, Inc	82,090
630		BioMed Realty Trust, Inc	14,597
1,181		Boston Properties, Inc	108,428
918		Brandywine Realty Trust	16,460
557	e	BRE Properties, Inc (Class A)	22,575
612	e	Camden Property Trust	29,468
472	e	Capital Lease Funding, Inc	3,974
47		Capital Southwest Corp	5,565
200	e	Capital Trust, Inc (Class A)	6,130
698		CBL & Associates Properties, Inc	16,689
324	e	CBRE Realty Finance, Inc	1,730
400	e	Cedar Shopping Centers, Inc	4,092
65	e	Cherokee, Inc	2,098
507		Colonial Properties Trust	11,473
429	e	Corporate Office Properties Trust	13,514
426		Cousins Properties, Inc	9,415
300	e	Crystal River Capital, Inc	4,332
1,850	e	DCT Industrial Trust, Inc	17,224
1,270	e	Deerfield Capital Corp	10,160
1,405		Developers Diversified Realty Corp	53,797
1,064		DiamondRock Hospitality Co	15,939
578	e	Digital Realty Trust, Inc	22,178
1,038		Douglas Emmett, Inc	23,469
1,448		Duke Realty Corp	37,764
451	e	EastGroup Properties, Inc	18,874
231	e	Education Realty Trust, Inc	2,596
300	e	Entertainment Properties Trust	14,100
238		Equity Lifestyle Properties, Inc	10,869
415		Equity One, Inc	9,557
3,300		Equity Residential	120,351
267	e	Essex Property Trust, Inc	26,030
630	e	Extra Space Storage, Inc	9,003
697		Federal Realty Investment Trust	57,259
628		FelCor Lodging Trust, Inc	9,791
500	e	First Industrial Realty Trust, Inc	17,300
172		First Potomac Realty Trust	2,974
538	e	Franklin Street Properties Corp	7,962
2,050	e*	Friedman Billings Ramsey Group, Inc (Class A)	6,437
2,436	e	General Growth Properties, Inc	100,314
164		Getty Realty Corp	4,376
81	e	Gladstone Capital Corp	1,377
511	e	Glimcher Realty Trust	7,302
300	e	GMH Communities Trust	1,656
143	e	Gramercy Capital Corp	3,476
2,324	e	HCP, Inc	80,829
843		Health Care REIT, Inc	37,674
605		Healthcare Realty Trust, Inc	15,361
298		Hersha Hospitality Trust	2,831
179	e*	HFF, Inc (Class A)	1,385
629	e	Highwoods Properties, Inc	18,480
1,026	e*	Hilltop Holdings, Inc	11,204
414		Home Properties, Inc	18,568
1,144		Hospitality Properties Trust	36,860

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

5,912		Host Marriott Corp	$100,740
2,100		HRPT Properties Trust	16,233
862	e,v	IMPAC Mortgage Holdings, Inc	474
710	e	Inland Real Estate Corp	10,054
678		Investors Real Estate Trust	6,082
12,330		iShares Russell 3000 Index Fund	1,040,652
1,431	e	iStar Financial, Inc	37,278
567	e*	Jamba, Inc	2,098
284	e	JER Investors Trust, Inc	3,059
348	e	Kilroy Realty Corp	19,126
2,348	e	Kimco Realty Corp	85,467
715	e	Kite Realty Group Trust	10,918
442	e	LaSalle Hotel Properties	14,100
736		Lexington Corporate Properties Trust	10,701
1,005		Liberty Property Trust	28,954
249		LTC Properties, Inc	6,237
1,468	e,v	Luminent Mortgage Capital, Inc	1,145
781		Macerich Co	55,498
688	e	Mack-Cali Realty Corp	23,392
527	e	Maguire Properties, Inc	15,531
430		Medical Properties Trust, Inc	4,382
1,250	*	Meruelo Maddux Properties, Inc	5,000
808		MFA Mortgage Investments, Inc	7,474
261		Mid-America Apartment Communities, Inc	11,158
220	e	Mission West Properties, Inc	2,092
520		MVC Capital, Inc	8,393
200	e	National Health Investors, Inc	5,580
678		National Retail Properties, Inc	15,852
925		Nationwide Health Properties, Inc	29,017
463	e	Newcastle Investment Corp	6,000
454	e*	NexCen Brands, Inc	2,197
800	e	NorthStar Realty Finance Corp	7,136
178	e*	Novastar Financial, Inc	514
735		Omega Healthcare Investors, Inc	11,797
149		Parkway Properties, Inc	5,510
216	e	PennantPark Investment Corp	2,164
385		Pennsylvania Real Estate Investment Trust	11,427
1,970	e	Plum Creek Timber Co, Inc	90,699
500	e	Post Properties, Inc	17,560
449		Potlatch Corp	19,954
2,913		Prologis	184,626
218	e	Prospect Capital Corp	2,845
235		PS Business Parks, Inc	12,349
1,415		Public Storage, Inc	103,875
1,238	e	RAIT Investment Trust	10,672
201		Ramco-Gershenson Properties	4,295
998	e	Realty Income Corp	26,966
379	e	Redwood Trust, Inc	12,977
757		Regency Centers Corp	48,819
500	e	Resource Capital Corp	4,655
200		Saul Centers, Inc	10,686
893	e	Senior Housing Properties Trust	20,253
2,494		Simon Property Group, Inc	216,629
649		SL Green Realty Corp	60,656
187		Sovran Self Storage, Inc	7,499
798		Strategic Hotels & Resorts, Inc	13,351
236		Sun Communities, Inc	4,973
631		Sunstone Hotel Investors, Inc	11,541
290	e	Tanger Factory Outlet Centers, Inc	10,936
106	e	Tarragon Corp	159
694		Taubman Centers, Inc	34,138
1,430	e	Thornburg Mortgage, Inc	13,213
1,487	e	UDR, Inc	29,517
200	e	Universal Health Realty Income Trust	7,088
213		Urstadt Biddle Properties, Inc (Class A)	3,302
499		U-Store-It Trust	4,571
1,470		Ventas, Inc	66,518
3,182		Virgin Media, Inc	54,539
1,509		Vornado Realty Trust	132,717
645		WABCO Holdings, Inc	32,308
444	e	Washington Real Estate Investment Trust	13,946
842	e	Weingarten Realty Investors	26,472

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,100		Winthrop Realty Trust	$5,819

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,531,931

HOTELS AND OTHER LODGING PLACES - 0.39%
436		Ameristar Casinos, Inc	12,007
459	e*	Bluegreen Corp	3,300
584	e	Boyd Gaming Corp	19,897
370		Choice Hotels International, Inc	12,284
424	*	Gaylord Entertainment Co	17,159
300	*	Great Wolf Resorts, Inc	2,943
162	e*	Isle of Capri Casinos, Inc	2,231
1,150	*	Las Vegas Sands Corp	118,508
300	e*	Lodgian, Inc	3,378
200	e	Marcus Corp	3,090
3,640		Marriott International, Inc (Class A)	124,415
1,294	*	MGM Mirage	108,722
200	*	Monarch Casino & Resort, Inc	4,816
510	*	Morgans Hotel Group Co	9,833
465	e	Orient-Express Hotels Ltd (Class A)	26,747
200	e*	Riviera Holdings Corp	6,160
2,443		Starwood Hotels & Resorts Worldwide, Inc	107,565
704	e*	Trump Entertainment Resorts, Inc	3,027
378	e*	Vail Resorts, Inc	20,340
1,996	e	Wyndham Worldwide Corp	47,026
620		Wynn Resorts Ltd	69,521

		TOTAL HOTELS AND OTHER LODGING PLACES	722,969

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.06%
129	e	Aaon, Inc	2,557
564	e	Actuant Corp (Class A)	19,182
1,101	*	AGCO Corp	74,846
301		Albany International Corp (Class A)	11,167
400	e*	Allis-Chalmers Energy, Inc	5,900
79		Ampco-Pittsburgh Corp	3,012
15,664		Applied Materials, Inc	278,193
200	*	Astec Industries, Inc	7,438
140	e*	ASV, Inc	1,939
800	e*	Asyst Technologies, Inc	2,608
900	*	Axcelis Technologies, Inc	4,140
722		Black & Decker Corp	50,287
243	e	Black Box Corp	8,789
315	e*	Blount International, Inc	3,878
547		Briggs & Stratton Corp	12,395
4,603	*	Brocade Communications Systems, Inc	33,786
831	*	Brooks Automation, Inc	10,978
410		Bucyrus International, Inc (Class A)	40,750
678	e	Carlisle Cos, Inc	25,106
126	e	Cascade Corp	5,854
7,277		Caterpillar, Inc	528,019
1,000	*	Cirrus Logic, Inc	5,280
196	*	Columbus McKinnon Corp	6,394
347	*	Cray, Inc	2,079
1,190		Cummins, Inc	151,570
500		Curtiss-Wright Corp	25,100
400	*	Cymer, Inc	15,572
5,146		Deere & Co	479,196
25,820	*	Dell, Inc	632,848
772		Diebold, Inc	22,373
978		Donaldson Co, Inc	45,360
2,366		Dover Corp	109,049
938	*	Dresser-Rand Group, Inc	36,629
318	*	Dril-Quip, Inc	17,700
630	e*	Electronics for Imaging, Inc	14,162
23,816	*	EMC Corp	441,310
1,000	*	Emulex Corp	16,320
507	*	ENGlobal Corp	5,760
215	e*	EnPro Industries, Inc	6,590
1,363	*	Entegris, Inc	11,763
1,016	*	Extreme Networks, Inc	3,597

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

162	e*	Flotek Industries, Inc	$5,838
413	*	Flow International Corp	3,849
623		Flowserve Corp	59,933
1,430	*	FMC Technologies, Inc	81,081
190	e*	Fuel Tech, Inc	4,304
680	*	Gardner Denver, Inc	22,440
106	*	Gehl Co	1,700
116,499	d	General Electric Co	4,318,618
409	e*	Goodman Global, Inc	10,037
195	e	Gorman-Rupp Co	6,084
771	e	Graco, Inc	28,727
1,415	*	Grant Prideco, Inc	78,547
120	e	Hardinge, Inc	2,014
30,313		Hewlett-Packard Co	1,530,200
60	*	Hurco Cos, Inc	2,619
889		IDEX Corp	32,120
289	*	Immersion Corp	3,743
3,092		Ingersoll-Rand Co Ltd (Class A)	143,685
664	e*	Intermec, Inc	13,486
15,526		International Business Machines Corp	1,678,361
3,589		International Game Technology	157,665
278	e*	Intevac, Inc	4,042
1,988		Jabil Circuit, Inc	30,357
1,220		Joy Global, Inc	80,300
85	*	Kadant, Inc	2,522
300	e	Kaydon Corp	16,362
852		Kennametal, Inc	32,257
631	*	Kulicke & Soffa Industries, Inc	4,329
1,500	*	Lam Research Corp	64,845
657		Lennox International, Inc	27,213
1,076	*	Lexmark International, Inc (Class A)	37,509
100	e	Lindsay Manufacturing Co	7,069
200		Lufkin Industries, Inc	11,458
1,392	e	Manitowoc Co, Inc	67,971
500	*	Micros Systems, Inc	35,080
150	*	Middleby Corp	11,493
500	e	Modine Manufacturing Co	8,255
66		Nacco Industries, Inc (Class A)	6,580
158	*	NATCO Group, Inc (Class A)	8,556
400	*	Netgear, Inc	14,268
369		Nordson Corp	21,387
540	e*	Oil States International, Inc	18,425
1,385		Pall Corp	55,843
1,132		Palm, Inc	7,177
1,916	e*	Quantum Corp	5,154
301	e*	Rackable Systems, Inc	3,010
200	*	RBC Bearings, Inc	8,692
113	e*	Rimage Corp	2,932
244	e*	Riverbed Technology, Inc	6,525
155		Robbins & Myers, Inc	11,723
1,816		Rockwell Automation, Inc	125,231
1,316	*	Safeguard Scientifics, Inc	2,369
2,641	*	SanDisk Corp	87,602
200	e	Sauer-Danfoss, Inc	5,010
266	e*	Scansource, Inc	8,605
702	*	Scientific Games Corp (Class A)	23,342
6,187		Seagate Technology, Inc	157,769
1,500	m,v*	Seagate Technology, Inc	(0)
100	e*	Semitool, Inc	868
157	e*	Sigma Designs, Inc	8,666
678	e*	SourceForge, Inc	1,661
623		SPX Corp	64,076
100		Standex International Corp	1,745
790	e*	STEC, Inc	6,905
208	*	Tecumseh Products Co (Class A)	4,869
200		Tennant Co	8,858
2,098	*	Teradata Corp	57,506
1,127	*	Terex Corp	73,897
1,037		Timken Co	34,065
550	e	Toro Co	29,942
1,937		Trane, Inc	90,477
555	e*	TurboChef Technologies, Inc	9,158

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

50		Twin Disc, Inc	$3,539
200	e*	Ultratech, Inc	2,268
1,552	*	Varian Medical Systems, Inc	80,952
678	e*	VeriFone Holdings, Inc	15,764
280	e	Watsco, Inc	10,293
2,428	*	Western Digital Corp	73,350
340		Woodward Governor Co	23,103
762	e*	Zebra Technologies Corp (Class A)	26,441

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	13,014,192

INSTRUMENTS AND RELATED PRODUCTS - 4.64%
186	*	Abaxis, Inc	6,670
400	e*	Abiomed, Inc	6,216
182	e*	Accuray, Inc	2,770
708	*	Advanced Medical Optics, Inc	17,367
766	*	Affymetrix, Inc	17,725
4,237	*	Agilent Technologies, Inc	155,667
700	e*	Align Technology, Inc	11,676
3,464		Allergan, Inc	222,527
728	e*	American Medical Systems Holdings, Inc	10,527
87		American Science & Engineering, Inc	4,937
150		Analogic Corp	10,158
200	e*	Anaren, Inc	3,298
131	*	Angiodynamics, Inc	2,494
2,057		Applera Corp (Applied Biosystems Group)	69,773
94	e*	Argon ST, Inc	1,745
300	e*	Arthrocare Corp	14,415
200	e*	Aspect Medical Systems, Inc	2,800
116	e*	Badger Meter, Inc	5,214
1,213		Bard (C.R.), Inc	114,992
7,401		Baxter International, Inc	429,628
745		Beckman Coulter, Inc	54,236
2,792		Becton Dickinson & Co	233,355
208	*	Bio-Rad Laboratories, Inc (Class A)	21,553
15,122	*	Boston Scientific Corp	175,869
873	*	Bruker BioSciences Corp	11,611
609	e*	Cepheid, Inc	16,047
200	e	Cohu, Inc	3,060
450	*	Conmed Corp	10,400
464		Cooper Cos, Inc	17,632
5,626		Covidien Ltd	249,176
2,018	e*	Credence Systems Corp	4,884
148	*	Cutera, Inc	2,324
200	*	Cyberonics, Inc	2,632
85	e*	Cynosure, Inc (Class A)	2,249
2,809		Danaher Corp	246,462
100	e	Datascope Corp	3,640
1,822		Dentsply International, Inc	82,026
284	e*	Dionex Corp	23,532
446		DRS Technologies, Inc	24,204
3,150	e	Eastman Kodak Co	68,891
9,046		Emerson Electric Co	512,546
270	e*	ESCO Technologies, Inc	10,784
266	*	Esterline Technologies Corp	13,766
394	*	ev3, Inc	5,008
81	*	Excel Technology, Inc	2,195
163	e*	FARO Technologies, Inc	4,430
386	e*	FEI Co	9,584
1,536	e*	Flir Systems, Inc	48,077
497	*	Formfactor, Inc	16,451
469	*	Fossil, Inc	19,689
1,325	e	Garmin Ltd	128,525
392	*	Haemonetics Corp	24,704
1,282	*	Hologic, Inc	87,996
111	e*	ICU Medical, Inc	3,997
193	e*	I-Flow Corp	3,046
200	e*	II-VI, Inc	6,110

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

632	e*	Illumina, Inc	$37,452
289	e*	Integra LifeSciences Holdings Corp	12,118
414	*	Intuitive Surgical, Inc	134,343
316	e	Invacare Corp	7,963
900	*	ION Geophysical Corp	14,202
400	e*	Ionatron, Inc	1,144
304	e*	Itron, Inc	29,175
345	*	Ixia	3,271
32,728		Johnson & Johnson	2,182,958
66	*	Kensey Nash Corp	1,975
2,097		Kla-Tencor Corp	100,992
699	e*	L-1 Identity Solutions, Inc	12,547
522	*	LTX Corp	1,660
150	*	Masimo Corp	5,918
114	*	Measurement Specialties, Inc	2,519
147	*	Medical Action Industries, Inc	3,065
13,073		Medtronic, Inc	657,180
409	e	Mentor Corp	15,992
187	*	Merit Medical Systems, Inc	2,599
414	*	Mettler-Toledo International, Inc	47,113
167	e*	Micrus Endovascular Corp	3,287
681	e*	Millipore Corp	49,836
300	e	Mine Safety Appliances Co	15,561
550	*	MKS Instruments, Inc	10,527
200		Movado Group, Inc	5,058
221	e	MTS Systems Corp	9,430
650		National Instruments Corp	21,665
200	e*	Natus Medical, Inc	3,870
407	*	Newport Corp	5,206
212	e*	Northstar Neuroscience, Inc	1,972
360	*	NuVasive, Inc	14,227
222	e*	NxStage Medical, Inc	3,368
181	*	Orthofix International NV	10,493
42	e*	OYO Geospace Corp	3,165
200	e*	Palomar Medical Technologies, Inc	3,064
1,291		PerkinElmer, Inc	33,592
2,601		Pitney Bowes, Inc	98,942
978	e*	Resmed, Inc	51,374
826	*	Respironics, Inc	54,086
1,922		Rockwell Collins, Inc	138,326
324	*	Rofin-Sinar Technologies, Inc	15,588
988		Roper Industries, Inc	61,790
351	e*	Rudolph Technologies, Inc	3,973
561	e*	Sirf Technology Holdings, Inc	14,098
182	e	Sirona Dental Systems, Inc	6,093
293	*	Sonic Innovations, Inc	2,262
326	e*	Sonic Solutions, Inc	3,387
150	e*	SonoSite, Inc	5,051
330	e*	Spectranetics Corp	5,059
3,854	*	St. Jude Medical, Inc	156,627
800		STERIS Corp	23,072
3,448		Stryker Corp	257,635
376	*	Symmetry Medical, Inc	6,554
450	*	Techne Corp	29,723
385	*	Teledyne Technologies, Inc	20,532
2,014	*	Teradyne, Inc	20,825
4,780	*	Thermo Electron Corp	275,710
483	e*	Thoratec Corp	8,786
1,248	e*	Trimble Navigation Ltd	37,740
379	*	Varian, Inc	24,749
262	e*	Veeco Instruments, Inc	4,375
328	*	Ventana Medical Systems, Inc	28,611
200	e*	Vital Images, Inc	3,614
119		Vital Signs, Inc	6,083
623	*	Vivus, Inc	3,227
263	*	Volcano Corp	3,290
1,105	*	Waters Corp	87,372
391	e*	Wright Medical Group, Inc	11,405
10,656		Xerox Corp	172,521
300	*	X-Rite, Inc	3,486
2,685	*	Zimmer Holdings, Inc	177,613
200	e*	Zoll Medical Corp	5,344

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

198	e*	Zygo Corp	$2,467

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	8,561,187

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
3,388		AON Corp	161,574
1,418	e	Brown & Brown, Inc	33,323
245	e	Crawford & Co (Class B)	1,017
1,275	e	Gallagher (Arthur J.) & Co	30,842
3,595		Hartford Financial Services Group, Inc	313,448
394		Hilb Rogal & Hobbs Co	15,985
5,926		Marsh & McLennan Cos, Inc	156,861
378	e	National Financial Partners Corp	17,241
271	*	United America Indemnity Ltd (Class A)	5,398
100		White Mountains Insurance Group Ltd	51,405

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	787,094

INSURANCE CARRIERS - 4.57%
3,726		ACE Ltd	230,192
5,807		Aetna, Inc	335,238
5,584		Aflac, Inc	349,726
321		Alfa Corp	6,956
60	e*	Alleghany Corp	24,120
661		Allied World Assurance Holdings Ltd	33,162
6,476		Allstate Corp	338,241
1,116	e	Ambac Financial Group, Inc	28,759
629	e	American Equity Investment Life Holding Co	5,214
928		American Financial Group, Inc	26,801
25,272		American International Group, Inc	1,473,358
167		American National Insurance Co	20,247
130		American Physicians Capital, Inc	5,390
429	*	AMERIGROUP Corp	15,637
202	*	Amerisafe, Inc	3,133
600	e	Amtrust Financial Services, Inc	8,262
646	*	Arch Capital Group Ltd	45,446
322	*	Argo Group International Holdings Ltd	13,566
961		Aspen Insurance Holdings Ltd	27,715
1,325		Assurant, Inc	88,643
742	e	Assured Guaranty Ltd	19,693
1,852		Axis Capital Holdings Ltd	72,172
125		Baldwin & Lyons, Inc (Class B)	3,433
444	*	Centene Corp	12,183
4,563		Chubb Corp	249,049
2,010	e	Cincinnati Financial Corp	79,475
387	*	Citizens, Inc	2,140
303	e	CNA Financial Corp	10,217
100	*	CNA Surety Corp	1,979
556		Commerce Group, Inc	20,005
2,054	*	Conseco, Inc	25,798
476	e	Delphi Financial Group, Inc (Class A)	16,793
143	e	Donegal Group, Inc (Class A)	2,455
620		Employers Holdings, Inc	10,360
641	e	Endurance Specialty Holdings Ltd	26,749
76	*	Enstar Group Ltd	9,304
583	e	Erie Indemnity Co (Class A)	30,252
750		Everest Re Group Ltd	75,300
155		FBL Financial Group, Inc (Class A)	5,352
2,428	e	Fidelity National Title Group, Inc (Class A)	35,473
180	*	First Acceptance Corp	760
1,057		First American Corp	36,065
136	*	First Mercury Financial Corp	3,318
210	e*	Fpic Insurance Group, Inc	9,026
4,970		Genworth Financial, Inc (Class A)	126,487
600		Hanover Insurance Group, Inc	27,480
206		Harleysville Group, Inc	7,288
1,378		HCC Insurance Holdings, Inc	39,521
1,227	*	Health Net, Inc	59,264
496	e*	HealthExtras, Inc	12,936
521	*	Healthspring, Inc	9,925
467		Horace Mann Educators Corp	8,845

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,894	*	Humana, Inc	$142,637
205		Infinity Property & Casualty Corp	7,407
699		IPC Holdings Ltd	20,180
77		Kansas City Life Insurance Co	3,356
200	e	LandAmerica Financial Group, Inc	6,690
1,882		Leucadia National Corp	88,642
3,083		Lincoln National Corp	179,492
4,927		Loews Corp	248,025
116	*	Markel Corp	56,968
662		Max Re Capital Ltd	18,529
1,432	e	MBIA, Inc	26,678
288	*	Meadowbrook Insurance Group, Inc	2,710
408	e	Mercury General Corp	20,322
5,359		Metlife, Inc	330,222
923	e	MGIC Investment Corp	20,703
70	e	Midland Co	4,528
110	e*	Molina Healthcare, Inc	4,257
1,226		Montpelier Re Holdings Ltd	20,854
173	e	National Interstate Corp	5,726
19	e	National Western Life Insurance Co (Class A)	3,940
590		Nationwide Financial Services, Inc (Class A)	26,556
117	*	Navigators Group, Inc	7,605
65	e	NYMAGIC, Inc	1,503
311	e	Odyssey Re Holdings Corp	11,417
2,437	e	Old Republic International Corp	37,554
313	e	OneBeacon Insurance Group Ltd	6,730
712	e	PartnerRe Ltd	58,761
609	*	Philadelphia Consolidated Holding Co	23,964
1,122		Phoenix Cos, Inc	13,318
654		Platinum Underwriters Holdings Ltd	23,256
400	e*	PMA Capital Corp (Class A)	3,288
973	e	PMI Group, Inc	12,921
200	e	Presidential Life Corp	3,502
499	e*	Primus Guaranty Ltd	3,498
3,065		Principal Financial Group	210,995
338	*	ProAssurance Corp	18,563
8,256	*	Progressive Corp	158,185
887		Protective Life Corp	36,385
5,267		Prudential Financial, Inc	490,042
910	e	Radian Group, Inc	10,629
198	e*	RAM Holdings Ltd	978
310	e	Reinsurance Group Of America, Inc	16,269
900		RenaissanceRe Holdings Ltd	54,216
200	e	RLI Corp	11,358
1,081		Safeco Corp	60,190
200		Safety Insurance Group, Inc	7,324
731	v*	Scottish Re Group Ltd	526
169	*	SeaBright Insurance Holdings, Inc	2,549
263		Security Capital Assurance Ltd	1,023
656	e	Selective Insurance Group, Inc	15,081
628		Stancorp Financial Group, Inc	31,639
200	e	State Auto Financial Corp	5,260
200	e	Stewart Information Services Corp	5,218
1,044		Torchmark Corp	63,193
176	e	Tower Group, Inc	5,878
334		Transatlantic Holdings, Inc	24,272
7,434		Travelers Cos, Inc	399,949
173	e*	Triad Guaranty, Inc	1,695
234		United Fire & Casualty Co	6,807
15,022		UnitedHealth Group, Inc	874,280
500		Unitrin, Inc	23,995
417	e*	Universal American Financial Corp	10,671
4,076		UnumProvident Corp	96,968
100	e*	Validus Holdings Ltd	2,598
1,930		W.R. Berkley Corp	57,533
481	*	WellCare Health Plans, Inc	20,399
20		Wesco Financial Corp	8,140
2,111		XL Capital Ltd (Class A)	106,204
401		Zenith National Insurance Corp	17,937

		TOTAL INSURANCE CARRIERS	8,431,591

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

JUSTICE, PUBLIC ORDER AND SAFETY - 0.03%
1,460	*	Corrections Corp of America	$43,085
560	e*	Geo Group, Inc	15,680

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	58,765

LEATHER AND LEATHER PRODUCTS - 0.12%
4,221	*	Coach, Inc	129,078
958	e*	CROCS, Inc	35,264
344	e*	Genesco, Inc	13,003
643	*	Iconix Brand Group, Inc	12,641
150		Steven Madden Ltd	3,000
558	e*	Timberland Co (Class A)	10,089
60	e	Weyco Group, Inc	1,650
600		Wolverine World Wide, Inc	14,712

		TOTAL LEATHER AND LEATHER PRODUCTS	219,437

LEGAL SERVICES - 0.02%
452	e*	FTI Consulting, Inc	27,861
154	e*	Pre-Paid Legal Services, Inc	8,524

		TOTAL LEGAL SERVICES	36,385

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.00%**
101	e*	Emergency Medical Services Corp (Class A)	2,957

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	2,957

LUMBER AND WOOD PRODUCTS - 0.02%
80	e	American Woodmark Corp	1,454
1,056	e*	Champion Enterprises, Inc	9,948
100		Deltic Timber Corp	5,149
1,157	e	Louisiana-Pacific Corp	15,828
100	e	Skyline Corp	2,935
200	e	Universal Forest Products, Inc	5,892

		TOTAL LUMBER AND WOOD PRODUCTS	41,206

METAL MINING - 0.50%
627	e*	Apex Silver Mines Ltd	9,555
450	e	Cleveland-Cliffs, Inc	45,360
5,230	e*	Coeur d’Alene Mines Corp	25,836
496		Foundation Coal Holdings, Inc	26,040
4,321		Freeport-McMoRan Copper & Gold, Inc (Class B)	442,643
1,552	*	Hecla Mining Co	14,511
4,835		Newmont Mining Corp	236,093
303	e*	Patriot Coal Corp	12,647
607	e*	Rosetta Resources, Inc	12,037
174	e	Royal Gold, Inc	5,310
839	e	Southern Copper Corp	88,204
656	e*	Stillwater Mining Co	6,337
250	e*	Uranium Resources, Inc	3,120
516	*	US Gold Corp	1,527

		TOTAL METAL MINING	929,220

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.29%
213	*	Armstrong World Industries, Inc	8,543
300	e	Blyth, Inc	6,582
806	e	Callaway Golf Co	14,049
423	e	Daktronics, Inc	9,547
1,752		Fortune Brands, Inc	126,775
1,744		Hasbro, Inc	44,612
311	e*	Jakks Pacific, Inc	7,343
4,539		Mattel, Inc	86,423
275		Nautilus, Inc	1,334
191	*	RC2 Corp	5,361
100	*	Russ Berrie & Co, Inc	1,636

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

393	e*	Shuffle Master, Inc	$4,712
100	e	Steinway Musical Instruments, Inc	2,757
5,616		Tyco International Ltd	222,674

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	542,348

MISCELLANEOUS RETAIL - 1.29%
198	e*	1-800-FLOWERS.COM, Inc (Class A)	1,729
110	e*	AC Moore Arts & Crafts, Inc	1,513
3,451	*	Amazon.com, Inc	319,701
565		Barnes & Noble, Inc	19,464
3,931	e	Best Buy Co, Inc	206,967
334	e	Big 5 Sporting Goods Corp	4,816
158	e*	Blue Nile, Inc	10,753
155	e	Books-A-Million, Inc	1,848
792	e	Borders Group, Inc	8,435
200	*	Build-A-Bear Workshop, Inc	2,790
400		Cash America International, Inc	12,920
558	e*	CKX, Inc	6,696
1,159	e*	Coldwater Creek, Inc	7,754
16,769		CVS Corp	666,568
886	e*	Dick’s Sporting Goods, Inc	24,595
1,067	*	Dollar Tree Stores, Inc	27,657
393	e*	Ezcorp, Inc (Class A)	4,437
324	e*	GSI Commerce, Inc	6,318
373	e*	Hibbett Sports, Inc	7,453
359		Longs Drug Stores Corp	16,873
497		MSC Industrial Direct Co (Class A)	20,114
473	e*	Nutri/System, Inc	12,762
3,008	*	Office Depot, Inc	41,841
769	e	OfficeMax, Inc	15,888
93	e*	Overstock.com, Inc	1,444
1,486	e	Petsmart, Inc	34,966
414	e*	Priceline.com, Inc	47,552
145	e	Pricesmart, Inc	4,359
7,097	e*	Rite Aid Corp	19,801
933	e*	Sears Holdings Corp	95,213
160	*	Shutterfly, Inc	4,099
192	e*	Stamps.com, Inc	2,339
8,124		Staples, Inc	187,421
220		Systemax, Inc	4,470
1,527		Tiffany & Co	70,288
180	e*	Valuevision International, Inc (Class A)	1,132
11,353		Walgreen Co	432,322
362		World Fuel Services Corp	10,509
490	e*	Zale Corp	7,869

		TOTAL MISCELLANEOUS RETAIL	2,373,676

MOTION PICTURES - 1.04%
466	e*	Avid Technology, Inc	13,206
1,979	e*	Blockbuster, Inc (Class A)	7,718
100		Carmike Cinemas, Inc	726
6,817		CBS Corp (Class B)	185,763
306	e	Cinemark Holdings, Inc	5,202
3,011	*	Discovery Holding Co (Class A)	75,697
723	*	DreamWorks Animation SKG, Inc (Class A)	18,465
171	e*	Gaiam, Inc (Class A)	5,075
524	e*	Macrovision Corp	9,605
460	e	National CineMedia, Inc	11,597
25,892		News Corp (Class A)	530,527
750	e	Regal Entertainment Group (Class A)	13,553
1,640	e*	Time Warner Telecom, Inc (Class A)	33,276
42,790		Time Warner, Inc	706,463
6,926	*	Viacom, Inc (Class B)	304,190

		TOTAL MOTION PICTURES	1,921,063

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

MUSEUMS, BOTANICAL, ZOOLOGICAL GARDENS - 0.00%**
711	e*	Premier Exhibitions, Inc	$7,778

		TOTAL MUSEUMS, BOTANICAL, ZOOLOGICAL GARDENS	7,778

NONCLASSIFIABLE ESTABLISHMENTS - 0.01%
620	*	Hicks Acquisition Co I, Inc	5,698
400	*	NRDC Acquisition Corp	3,668
500	*	Triplecrown Acquisition Corp	4,570

		TOTAL NONCLASSIFIABLE ESTABLISHMENTS	13,936

NONDEPOSITORY INSTITUTIONS - 1.24%
700		Advance America Cash Advance Centers, Inc	7,112
403	e	Advanta Corp (Class B)	3,252
400	*	Aldabra 2 Acquisition Corp	3,896
400	e*	Alternative Asset Management Acquisition Corp	3,660
2,056	e	American Capital Strategies Ltd	67,766
11,770		American Express Co	612,275
1,288	e*	AmeriCredit Corp	16,474
973		Ares Capital Corp	14,235
111	e	Asta Funding, Inc	2,935
4,447		Capital One Financial Corp	210,165
1,394		CapitalSource, Inc	24,520
555	e	Centerline Holding Co	4,229
370		Chimera Investment Corp	6,616
2,098		CIT Group, Inc	50,415
218	e*	CompuCredit Corp	2,176
6,954		Countrywide Financial Corp	62,169
103	e*	Credit Acceptance Corp	2,129
5,495		Discover Financial Services	82,865
10,845		Fannie Mae	433,583
160	e	Federal Agricultural Mortgage Corp (Class C)	4,211
274		Financial Federal Corp	6,107
250	e*	First Cash Financial Services, Inc	3,670
641	e	First Marblehead Corp	9,807
7,508		Freddie Mac	255,798
1,040	*	GLG Partners Inc	14,144
386	*	Guaranty Financial Group, Inc	6,176
255	e	Hercules Technology Growth Capital, Inc	3,167
347	e*	Information Services Group, Inc	2,377
838	e*	INVESTools, Inc	14,866
160	e	Kohlberg Capital Corp	1,920
412	e*	Marathon Acquisition Corp	3,205
681		MCG Capital Corp	7,893
150	*	Mercadolibre, Inc	11,082
200	e	Nelnet, Inc (Class A)	2,542
300	e	NGP Capital Resources Co	4,689
278	e*	NTR Acquisition Co	2,641
300	e*	Ocwen Financial Corp	1,662
199	e	Patriot Capital Funding, Inc	2,008
544	*	PHH Corp	9,596
4,661	*	SLM Corp	93,873
42	e	Student Loan Corp	4,620
2,838		Textron, Inc	202,349
200	e	TICC Capital Corp	1,846
199	e*	World Acceptance Corp	5,369

		TOTAL NONDEPOSITORY INSTITUTIONS	2,286,090

NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
200	e	AMCOL International Corp	7,206
350	e	Compass Minerals International, Inc	14,350
520	e*	General Moly Inc	6,068
1,107		Vulcan Materials Co	87,553

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	115,177

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

OIL AND GAS EXTRACTION - 3.51%
5,267		Anadarko Petroleum Corp	$345,989
280	e	APCO Argentina, Inc	7,706
434	e*	Arena Resources, Inc	18,102
339		Atlas America, Inc	20,062
191	*	ATP Oil & Gas Corp	9,653
282	e*	Atwood Oceanics, Inc	28,268
3,631		Baker Hughes, Inc	294,474
448	e*	Basic Energy Services, Inc	9,834
400	e	Berry Petroleum Co (Class A)	17,780
310	e*	Bill Barrett Corp	12,980
3,462		BJ Services Co	83,988
184	e*	Bois d’Arc Energy, Inc	3,652
400	*	Brigham Exploration Co	3,008
610	e*	Bronco Drilling Co, Inc	9,059
630	e*	Cal Dive International, Inc	8,341
230	e*	Callon Petroleum Co	3,784
2,408	*	Cameron International Corp	115,897
202	e*	Carrizo Oil & Gas, Inc	11,060
599	*	Cheniere Energy, Inc	19,551
5,231		Chesapeake Energy Corp	205,055
900	e	Cimarex Energy Co	38,277
100	*	Clayton Williams Energy, Inc	3,116
303	e*	CNX Gas Corp	9,681
471	e*	Complete Production Services, Inc	8,464
432	*	Comstock Resources, Inc	14,688
200	e*	Concho Resources, Inc	4,122
145	e*	Contango Oil & Gas Co	7,379
184	*	Continental Resources, Inc	4,808
80	*	Dawson Geophysical Co	5,717
892	e*	Delta Petroleum Corp	16,814
2,592	*	Denbury Resources, Inc	77,112
800	e	Diamond Offshore Drilling, Inc	113,600
300	*	Edge Petroleum Corp	1,779
520	*	Encore Acquisition Co	17,352
453	*	Energy Partners Ltd	5,350
1,653		ENSCO International, Inc	98,552
1,410		Equitable Resources, Inc	75,125
676	e*	EXCO Resources, Inc	10,464
661	e*	Exterran Holdings, Inc	54,070
879	*	Forest Oil Corp	44,688
386	e*	FX Energy, Inc	2,192
1,000	e*	GeoGlobal Resources, Inc	4,950
1,009	*	Global Industries Ltd	21,613
87	e*	GMX Resources, Inc	2,808
111	e*	Goodrich Petroleum Corp	2,511
2,200	*	Grey Wolf, Inc	11,726
520	e*	Gulfport Energy Corp	9,495
10,370		Halliburton Co	393,127
318	e*	Harvest Natural Resources, Inc	3,975
992	e*	Helix Energy Solutions Group, Inc	41,168
1,262		Helmerich & Payne, Inc	50,568
1,073	*	Hercules Offshore, Inc	25,516
917	e*	Mariner Energy, Inc	20,981
254	e*	McMoRan Exploration Co	3,325
910	*	Meridian Resource Corp	1,647
3,234	e*	Nabors Industries Ltd	88,579
4,008	*	National Oilwell Varco, Inc	294,428
1,000	e*	Newpark Resources, Inc	5,450
3,030		Noble Corp	171,225
597	*	Oceaneering International, Inc	40,208
1,155	e*	Oilsands Quest, Inc	4,712
522	e*	Parallel Petroleum Corp	9,203
1,200	e*	Parker Drilling Co	9,060
1,800		Patterson-UTI Energy, Inc	35,136
440		Penn Virginia Corp	19,197
1,798	e*	PetroHawk Energy Corp	31,123
165	e*	Petroleum Development Corp	9,756
435	e*	Petroquest Energy, Inc	6,221
452	e*	Pioneer Drilling Co	5,370
1,352	e	Pioneer Natural Resources Co	66,032
1,330	*	Plains Exploration & Production Co	71,820

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,930	*	Pride International, Inc	$65,427
549	*	Quicksilver Resources, Inc	32,715
1,620		Range Resources Corp	83,203
1,339		Rowan Cos, Inc	52,837
337	e	RPC, Inc	3,946
13,384		Schlumberger Ltd	1,316,584
234	e*	SEACOR Holdings, Inc	21,701
2,282		Smith International, Inc	168,526
1,884	*	Southwestern Energy Co	104,976
870		St. Mary Land & Exploration Co	33,591
296	*	Stone Energy Corp	13,885
1,233	e*	Sulphco, Inc	6,436
868	*	Superior Energy Services	29,877
174	e*	Superior Well Services, Inc	3,692
327	*	Swift Energy Co	14,398
810	e*	Tetra Technologies, Inc	12,612
617	e	Tidewater, Inc	33,849
248	e*	Toreador Resources Corp	1,734
3,513		Transocean, Inc	502,886
127	e*	Trico Marine Services, Inc	4,702
311	e*	TXCO Resources, Inc	3,751
300	*	Union Drilling, Inc	4,731
520	*	Unit Corp	24,050
621	e*	Vaalco Energy, Inc	2,888
137	e*	Venoco, Inc	2,730
289	e	W&T Offshore, Inc	8,658
580	*	Warren Resources, Inc	8,195
3,822	*	Weatherford International Ltd	262,189
347	*	W-H Energy Services, Inc	19,505
413	*	Whiting Petroleum Corp	23,814
285	*	Willbros Group, Inc	10,913
5,476		XTO Energy, Inc	281,247

		TOTAL OIL AND GAS EXTRACTION	6,462,771

PAPER AND ALLIED PRODUCTS - 0.46%
607	e*	AbitibiBowater, Inc	12,510
1,362		Bemis Co	37,292
600	*	Buckeye Technologies, Inc	7,500
676	e*	Cenveo, Inc	11,810
151	e*	Chesapeake Corp	784
5,529	e*	Domtar Corporation	42,518
397		Glatfelter	6,078
556	e*	Graphic Packaging Corp	2,052
332	e	Greif, Inc (Class A)	21,703
4,965		International Paper Co	160,767
4,741		Kimberly-Clark Corp	328,741
2,152		MeadWestvaco Corp	67,358
500	e*	Mercer International, Inc	3,915
162	e	Neenah Paper, Inc	4,722
1,010		Packaging Corp of America	28,482
390		Rock-Tenn Co (Class A)	9,910
136	e	Schweitzer-Mauduit International, Inc	3,524
2,686	*	Smurfit-Stone Container Corp	28,364
1,093		Sonoco Products Co	35,719
1,158		Temple-Inland, Inc	24,144
334		Wausau Paper Corp	3,003

		TOTAL PAPER AND ALLIED PRODUCTS	840,896

PERSONAL SERVICES - 0.14%
1,626		Cintas Corp	54,666
300	e*	Coinstar, Inc	8,445
57	e	CPI Corp	1,342
387		G & K Services, Inc (Class A)	14,520
3,605		H&R Block, Inc	66,945
300	e	Jackson Hewitt Tax Service, Inc	9,525
542		Regis Corp	15,154

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

887	e*	Sally Beauty Holdings, Inc	$8,027
3,226	e	Service Corp International	45,325
185	*	Steiner Leisure Ltd	8,170
155	e	Unifirst Corp	5,890
389	e	Weight Watchers International, Inc	17,575

		TOTAL PERSONAL SERVICES	255,584

PETROLEUM AND COAL PRODUCTS - 7.46%
142	e	Alon USA Energy, Inc	3,860
3,762		Apache Corp	404,565
615		Ashland, Inc	29,169
1,050		Cabot Oil & Gas Corp	42,389
24,325		Chevron Corp	2,270,252
18,471		ConocoPhillips	1,630,989
220	*	CVR Energy Inc	5,487
69		Delek US Holdings, Inc	1,396
5,049		Devon Energy Corp	448,907
2,776		EOG Resources, Inc	247,758
63,857		Exxon Mobil Corp	5,982,762
1,200		Frontier Oil Corp	48,696
474	e*	Headwaters, Inc	5,565
3,143		Hess Corp	317,003
524	e	Holly Corp	26,666
8,074		Marathon Oil Corp	491,384
2,129	e	Murphy Oil Corp	180,624
1,511	*	Newfield Exploration Co	79,630
1,970		Noble Energy, Inc	156,654
2,250	e*	Nova Biosource Fuels, Inc	6,525
9,474		Occidental Petroleum Corp	729,403
320	*	SandRidge Energy, Inc	11,475
1,419		Sunoco, Inc	102,792
1,494		Tesoro Corp	71,264
6,237		Valero Energy Corp	436,777
174	e	WD-40 Co	6,607
283	e	Western Refining, Inc	6,851

		TOTAL PETROLEUM AND COAL PRODUCTS	13,745,450

PIPELINES, EXCEPT NATURAL GAS - 0.10%
7,170		Spectra Energy Corp	185,129

		TOTAL PIPELINES, EXCEPT NATURAL GAS	185,129

PRIMARY METAL INDUSTRIES - 1.07%
1,366	*	AK Steel Holding Corp	63,164
9,871		Alcoa, Inc	360,785
1,122		Allegheny Technologies, Inc	96,941
500	e	Belden CDT, Inc	22,250
300	*	Brush Engineered Materials, Inc	11,106
574	e	Carpenter Technology Corp	43,148
376	*	Century Aluminum Co	20,281
514	e*	Coleman Cable, Inc	4,857
724	e*	CommScope, Inc	35,628
17,851		Corning, Inc	428,245
255	e	Encore Wire Corp	4,060
3	e*	Esmark, Inc	42
571	e*	General Cable Corp	41,843
250	e	Gibraltar Industries, Inc	3,855
128	*	Haynes International, Inc	8,896
649		Hubbell, Inc (Class B)	33,488
111	*	LB Foster Co (Class A)	5,742
337	e	Matthews International Corp (Class A)	15,795
372		Mueller Industries, Inc	10,784
96	e*	Northwest Pipe Co	3,757
3,421	e	Nucor Corp	202,592
89		Olympic Steel, Inc	2,822
1,555		Precision Castparts Corp	215,679

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

450		Quanex Corp	$23,355
240	e*	RTI International Metals, Inc	16,543
281		Schnitzer Steel Industries, Inc (Class A)	19,426
1,060		Steel Dynamics, Inc	63,144
179	e*	Superior Essex, Inc	4,296
298	e	Texas Industries, Inc	20,890
748	e	Titanium Metals Corp	19,785
314	e	Tredegar Corp	5,049
1,294		United States Steel Corp	156,458
72	e*	Universal Stainless & Alloy	2,561
735		Worthington Industries, Inc	13,142

		TOTAL PRIMARY METAL INDUSTRIES	1,980,409

PRINTING AND PUBLISHING - 0.44%
594	e*	ACCO Brands Corp	9,528
600		American Greetings Corp (Class A)	12,180
946		Belo (A.H.) Corp (Class A)	16,498
300		Bowne & Co, Inc	5,280
100	*	Consolidated Graphics, Inc	4,782
73	e	Courier Corp	2,410
46	e	CSS Industries, Inc	1,688
721	e	Dun & Bradstreet Corp	63,902
269		Ennis, Inc	4,842
1,065	e	EW Scripps Co (Class A)	47,936
2,697	e	Gannett Co, Inc	105,183
165	e	GateHouse Media, Inc	1,449
700	e	Harte-Hanks, Inc	12,110
600		John Wiley & Sons, Inc (Class A)	25,704
474		Journal Communications, Inc (Class A)	4,238
478	e	Lee Enterprises, Inc	7,003
239	e	Martha Stewart Living Omnimedia, Inc (Class A)	2,216
571	e	McClatchy Co (Class A)	7,149
3,861		McGraw-Hill Cos, Inc	169,150
232		Media General, Inc (Class A)	4,930
638		Meredith Corp	35,077
90	*	MSCI, Inc	3,456
1,565	e	New York Times Co (Class A)	27,434
100	*	Playboy Enterprises, Inc (Class B)	912
485	e	Primedia, Inc	4,123
816	e	R.H. Donnelley Corp	29,768
2,578		R.R. Donnelley & Sons Co	97,294
100		Schawk, Inc	1,552
376	*	Scholastic Corp	13,119
235	e	Standard Register Co	2,740
621	e*	Sun-Times Media Group, Inc (Class A)	1,366
554	e*	Valassis Communications, Inc	6,476
470	*	VistaPrint Ltd	20,140
68		Washington Post Co (Class B)	53,817

		TOTAL PRINTING AND PUBLISHING	805,452

RAILROAD TRANSPORTATION - 0.65%
4,047		Burlington Northern Santa Fe Corp	336,832
4,954		CSX Corp	217,877
369	e*	Genesee & Wyoming, Inc (Class A)	8,919
850	e*	Kansas City Southern Industries, Inc	29,181
4,462		Norfolk Southern Corp	225,063
3,058		Union Pacific Corp	384,146

		TOTAL RAILROAD TRANSPORTATION	1,202,018

REAL ESTATE - 0.10%
2,075	e*	CB Richard Ellis Group, Inc (Class A)	44,716
59	e	Consolidated-Tomoka Land Co	3,698
390		DuPont Fabros Technology Inc	7,644
760	e	Forest City Enterprises, Inc (Class A)	33,774
386	*	Forestar Real Estate Group, Inc	9,106
680		Grubb & Ellis Co	4,359

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

389	e	Jones Lang LaSalle, Inc	$27,681
297	e*	LoopNet, Inc	4,173
803	e*	St. Joe Co	28,515
1,142	e	Stewart Enterprises, Inc (Class A)	10,164
263	e	Thomas Properties Group, Inc	2,835

		TOTAL REAL ESTATE	176,665

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.30%
78	*	AEP Industries, Inc	2,497
700		Cooper Tire & Rubber Co	11,606
140	*	Deckers Outdoor Corp	21,708
2,351	*	Goodyear Tire & Rubber Co	66,345
158	e*	Metabolix, Inc	3,760
3,056	e	Newell Rubbermaid, Inc	79,089
4,043		Nike, Inc (Class B)	259,722
353		Schulman (A.), Inc	7,607
1,782		Sealed Air Corp	41,235
226	*	Skechers U.S.A., Inc (Class A)	4,409
267		Spartech Corp	3,765
410	e	Titan International, Inc	12,817
122	e*	Trex Co, Inc	1,038
661		Tupperware Corp	21,833
331	e	West Pharmaceutical Services, Inc	13,435

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	550,866

SECURITY AND COMMODITY BROKERS - 3.05%
2,667		Ameriprise Financial, Inc	146,978
1,362		Bear Stearns Cos, Inc	120,197
716	e	BlackRock, Inc	155,229
1,592		Broadridge Financial Solutions, Inc	35,709
200	e	Calamos Asset Management, Inc (Class A)	5,956
10,634		Charles Schwab Corp	271,699
621		CME Group, Inc	426,006
144	e	Cohen & Steers, Inc	4,316
178	e*	Cowen Group, Inc	1,693
4,641	e*	E*Trade Financial Corp	16,476
1,207	e	Eaton Vance Corp	54,810
95	e	Evercore Partners, Inc (Class A)	2,047
300	e*	FBR Capital Markets Corp	2,874
94	*	FCStone Group, Inc	4,327
943		Federated Investors, Inc (Class B)	38,814
1,898		Franklin Resources, Inc	217,188
69	e	GAMCO Investors, Inc (Class A)	4,775
176	e*	GFI Group, Inc	16,847
4,642		Goldman Sachs Group, Inc	998,262
191	e	Greenhill & Co, Inc	12,698
441	e*	Interactive Brokers Group, Inc (Class A)	14,253
821	*	IntercontinentalExchange, Inc	158,043
4,500		Invesco Ltd	141,210
452	*	Investment Technology Group, Inc	21,511
2,042		Janus Capital Group, Inc	67,080
1,289	e	Jefferies Group, Inc	29,711
300	e*	KBW, Inc	7,677
1,234	*	Knight Capital Group, Inc (Class A)	17,770
600	e*	LaBranche & Co, Inc	3,024
1,077	e*	Ladenburg Thalmann Financial Services, Inc	2,283
565	e	Lazard Ltd (Class A)	22,984
1,526		Legg Mason, Inc	111,627
6,047		Lehman Brothers Holdings, Inc	395,716
239	e*	MarketAxess Holdings, Inc	3,066
10,009		Merrill Lynch & Co, Inc	537,283
900	*	MF Global Ltd	28,323
11,971		Morgan Stanley	635,780
154	e*	Morningstar, Inc	11,974
1,231	e*	Nasdaq Stock Market, Inc	60,922

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,040	e	Nymex Holdings, Inc	$138,954
3,001		NYSE Euronext	263,398
480	e	optionsXpress Holdings, Inc	16,234
300	e*	Penson Worldwide, Inc	4,305
190	*	Piper Jaffray Cos	8,801
1,150		Raymond James Financial, Inc	37,559
209	e	Sanders Morris Harris Group, Inc	2,142
1,360		SEI Investments Co	43,751
163	e*	Stifel Financial Corp	8,569
181	e	SWS Group, Inc	2,293
3,082		T Rowe Price Group, Inc	187,632
2,718		TD Ameritrade Holding Corp	54,523
200	e*	Thomas Weisel Partners Group, Inc	2,746
126	e	US Global Investors, Inc (Class A)	2,099
877		Waddell & Reed Financial, Inc (Class A)	31,651
235	*	WP Stewart & Co Ltd	1,201

		TOTAL SECURITY AND COMMODITY BROKERS	5,612,996

SOCIAL SERVICES - 0.02%
400	*	Bright Horizons Family Solutions, Inc	13,816
236	*	Capital Senior Living Corp	2,343
97	*	Providence Service Corp	2,730
319	*	Res-Care, Inc	8,026

		TOTAL SOCIAL SERVICES	26,915

SPECIAL TRADE CONTRACTORS - 0.07%
100		Alico, Inc	3,650
337	*	AsiaInfo Holdings, Inc	3,707
266		Chemed Corp	14,864
409	e	Comfort Systems USA, Inc	5,227
596	*	Dycom Industries, Inc	15,883
744	*	EMCOR Group, Inc	17,581
400	e*	Insituform Technologies, Inc (Class A)	5,920
167	e*	Integrated Electrical Services, Inc	3,138
120	e*	Layne Christensen Co	5,905
1,882	e*	Quanta Services, Inc	49,384

		TOTAL SPECIAL TRADE CONTRACTORS	125,259

STONE, CLAY, AND GLASS PRODUCTS - 0.49%
8,189		3M Co	690,496
311	e	Apogee Enterprises, Inc	5,321
280	e*	Cabot Microelectronics Corp	10,055
202	e	CARBO Ceramics, Inc	7,514
582	e	Eagle Materials, Inc	20,649
1,606		Gentex Corp	28,539
154		Libbey, Inc	2,439
834	e*	Owens Corning, Inc	16,863
1,691	*	Owens-Illinois, Inc	83,705
363	e*	US Concrete, Inc	1,209
920	e*	USG Corp	32,927

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	899,717

TEXTILE MILL PRODUCTS - 0.01%
660	e*	Heelys, Inc	4,594
200	e	Oxford Industries, Inc	5,154
300		Xerium Technologies, Inc	1,560

		TOTAL TEXTILE MILL PRODUCTS	11,308

TOBACCO PRODUCTS - 1.17%
23,762		Altria Group, Inc	1,795,932

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

1,281		Loews Corp (Carolina Group)	$109,269
1,964	e	Reynolds American, Inc	129,545
341	e	Universal Corp	17,466
1,882	e	UST, Inc	103,134
303	e	Vector Group Ltd	6,078

		TOTAL TOBACCO PRODUCTS	2,161,424

TRANSPORTATION BY AIR - 0.40%
608	e*	ABX Air, Inc	2,541
114	e*	Air Methods Corp	5,662
995	e*	Airtran Holdings, Inc	7,124
458	e*	Alaska Air Group, Inc	11,455
2,844	*	AMR Corp	39,901
211	e*	Atlas Air Worldwide Holdings, Inc	11,440
281	*	Bristow Group, Inc	15,919
1,243	*	Continental Airlines, Inc (Class B)	27,657
189	e	Copa Holdings S.A. (Class A)	7,101
2,610	e*	Delta Air Lines, Inc	38,863
622	e*	ExpressJet Holdings, Inc	1,543
3,504		FedEx Corp	312,452
1,884	e*	JetBlue Airways Corp	11,116
265	e*	Midwest Air Group, Inc	3,922
2,882	*	Northwest Airlines Corp	41,818
149	e*	PHI, Inc	4,622
220	e*	Pinnacle Airlines Corp	3,355
620	*	Republic Airways Holdings, Inc	12,146
692		Skywest, Inc	18,580
8,635		Southwest Airlines Co	105,347
1,265		UAL Corp	45,110
644	e*	US Airways Group, Inc	9,473

		TOTAL TRANSPORTATION BY AIR	737,147

TRANSPORTATION EQUIPMENT - 2.54%
223		A.O. Smith Corp	7,816
408	e*	AAR Corp	15,516
300	e*	Accuride Corp	2,358
237	*	Aftermarket Technology Corp	6,461
449		American Axle & Manufacturing Holdings, Inc	8,360
90	e	American Railcar Industries, Inc	1,733
234	*	Amerigon, Inc	4,947
200	e	Arctic Cat, Inc	2,388
738	e	ArvinMeritor, Inc	8,657
871		Autoliv, Inc	45,910
1,031	*	BE Aerospace, Inc	54,540
8,935		Boeing Co	781,455
975	e	Brunswick Corp	16,624
540	e	Clarcor, Inc	20,504
211	*	Comtech Group, Inc	3,399
520		Federal Signal Corp	5,834
570	*	Fleetwood Enterprises, Inc	3,409
744	*	Force Protection, Inc	3,482
22,918	*	Ford Motor Co	154,238
227		Freightcar America, Inc	7,945
575	e*	GenCorp, Inc	6,705
4,600		General Dynamics Corp	409,354
5,466	e	General Motors Corp	136,049
111	e*	GenTek, Inc	3,249
1,992		Genuine Parts Co	92,230
1,402		Goodrich Corp	98,995
110	e	Greenbrier Cos, Inc	2,449
300	e	Group 1 Automotive, Inc	7,125
2,927		Harley-Davidson, Inc	136,720
936		Harsco Corp	59,970
2,375	*	Hayes Lemmerz International, Inc	10,854
225	e	Heico Corp	12,258
2,078		ITT Industries, Inc	137,231
380		Kaman Corp	13,988
3,902		Lockheed Martin Corp	410,725

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

110	*	Miller Industries, Inc	$1,506
220	e	Monaco Coach Corp	1,954
130	e	Noble International Ltd	2,120
3,926		Northrop Grumman Corp	308,741
706	*	Orbital Sciences Corp	17,311
791		Oshkosh Truck Corp	37,383
4,227		Paccar, Inc	230,287
1,493	*	Pactiv Corp	39,759
433	e	Polaris Industries, Inc	20,684
5,026		Raytheon Co	305,078
355	e	Spartan Motors, Inc	2,712
800	*	Spirit Aerosystems Holdings, Inc (Class A)	27,600
177		Standard Motor Products, Inc	1,444
200	e	Superior Industries International, Inc	3,634
547	*	Tenneco, Inc	14,260
400		Thor Industries, Inc	15,204
108	*	TransDigm Group, Inc	4,878
964	e	Trinity Industries, Inc	26,761
229		Triumph Group, Inc	18,858
456	e*	TRW Automotive Holdings Corp	9,530
11,199		United Technologies Corp	857,171
1,603	e*	Visteon Corp	7,037
270	e	Wabash National Corp	2,076
492		Westinghouse Air Brake Technologies Corp	16,944
353	e	Winnebago Industries, Inc	7,420

		TOTAL TRANSPORTATION EQUIPMENT	4,673,830

TRANSPORTATION SERVICES - 0.17%
184		Ambassadors Group, Inc	3,369
100	e*	Ambassadors International, Inc	1,458
1,891		CH Robinson Worldwide, Inc	102,341
121	e*	Dynamex, Inc	3,274
2,422	e	Expeditors International Washington, Inc	108,215
538	e	GATX Corp	19,734
500	*	HUB Group, Inc (Class A)	13,290
875	*	Lear Corp	24,203
400	e	Pacer International, Inc	5,840
344	e	Ship Finance International Ltd	9,532
1,085		UTI Worldwide, Inc	21,266

		TOTAL TRANSPORTATION SERVICES	312,522

TRUCKING AND WAREHOUSING - 0.36%
300	e	Arkansas Best Corp	6,582
250	e*	Celadon Group, Inc	2,290
512	e	Con-way, Inc	21,268
289	e	Forward Air Corp	9,008
770		Heartland Express, Inc	10,919
1,085	e	J.B. Hunt Transport Services, Inc	29,892
662		Landstar System, Inc	27,903
160	*	Marten Transport Ltd	2,232
472	e*	Old Dominion Freight Line	10,908
133	e*	Saia, Inc	1,769
7,545		United Parcel Service, Inc (Class B)	533,582
457	e	Werner Enterprises, Inc	7,783
431	e*	YRC Worldwide, Inc	7,366

		TOTAL TRUCKING AND WAREHOUSING	671,502

WATER TRANSPORTATION - 0.28%
464	e	Alexander & Baldwin, Inc	23,970
672	e*	American Commercial Lines, Inc	10,913
148	e	Arlington Tankers Ltd	3,275
4,954		Carnival Corp	220,403
238	e	Double Hull Tankers, Inc	2,913
459	e	Eagle Bulk Shipping, Inc	12,186

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

523		Frontline Ltd	$25,104
194	e	Genco Shipping & Trading Ltd	10,623
315	e	General Maritime Corp	7,702
383		Golar LNG Ltd	8,472
249	e*	Gulfmark Offshore, Inc	11,651
369	e	Horizon Lines, Inc (Class A)	6,878
253	e*	Hornbeck Offshore Services, Inc	11,372
584	*	Kirby Corp	27,144
185	e	Knightsbridge Tankers Ltd	4,468
295	e	Nordic American Tanker Shipping	9,682
438	e*	Odyssey Marine Exploration, Inc	2,711
390	e	Overseas Shipholding Group, Inc	29,028
1,457	e	Royal Caribbean Cruises Ltd	61,835
160	e*	TBS International Ltd (Class A)	5,290
424	e	Teekay Corp	22,561
166	e*	Ultrapetrol Bahamas Ltd	2,824

		TOTAL WATER TRANSPORTATION	521,005

WHOLESALE TRADE-DURABLE GOODS - 0.34%
400	e	Agilysys, Inc	6,048
450		Applied Industrial Technologies, Inc	13,059
1,424	*	Arrow Electronics, Inc	55,935
480	e	Barnes Group, Inc	16,027
474	e*	Beacon Roofing Supply, Inc	3,991
300	e*	BlueLinx Holdings, Inc	1,179
1,214	e	BorgWarner, Inc	58,770
296	e	Building Material Holding Corp	1,637
200	e	Castle (A.M.) & Co	5,438
244	e*	Conceptus, Inc	4,695
400	e*	Digi International, Inc	5,676
290	e*	Drew Industries, Inc	7,946
480	*	Genesis Microchip, Inc	4,114
186	e	Houston Wire & Cable Co	2,630
1,300		IKON Office Solutions, Inc	16,926
1,526	*	Ingram Micro, Inc (Class A)	27,529
718	*	Insight Enterprises, Inc	13,096
297	*	Interline Brands, Inc	6,507
600	e	Knight Transportation, Inc	8,886
45		Lawson Products, Inc	1,706
978	*	LKQ Corp	20,558
467	e	Martin Marietta Materials, Inc	61,924
100	e*	MWI Veterinary Supply, Inc	4,000
419		Owens & Minor, Inc	17,778
1,696	e*	Patterson Cos, Inc	57,579
614	e	PEP Boys-Manny Moe & Jack	7,049
567	e	Pool Corp	11,244
731	e*	PSS World Medical, Inc	14,306
689		Reliance Steel & Aluminum Co	37,344
292	*	Solera Holdings, Inc	7,236
616	*	Tech Data Corp	23,236
125	e*	TomoTherapy, Inc	2,445
296	*	Tyler Technologies, Inc	3,815
846		W.W. Grainger, Inc	74,042
525	e*	WESCO International, Inc	20,811
95	e*	West Marine, Inc	853

		TOTAL WHOLESALE TRADE-DURABLE GOODS	626,015

WHOLESALE TRADE-NONDURABLE GOODS - 0.57%
860		Airgas, Inc	44,815
1,200	e*	Akorn, Inc	8,808
850	e*	Alliance One International, Inc	3,460
605	e*	Allscripts Healthcare Solutions, Inc	11,749
140	e	Andersons, Inc	6,272
420	e*	Bare Escentuals, Inc	10,185
299	e*	Beijing Med-Pharm Corp	3,283
897	e	Brown-Forman Corp (Class B)	66,477
4,140		Cardinal Health, Inc	$239,085

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES		COMPANY	VALUE

385	e*	Central European Distribution Corp	$22,361
108	e*	Core-Mark Holding Co, Inc	3,102
1,480	e	Dean Foods Co	38,273
1,636	*	Endo Pharmaceuticals Holdings, Inc	43,632
314	*	Fresh Del Monte Produce, Inc	10,544
300	e*	Green Mountain Coffee Roasters, Inc	12,210
435	e*	Hain Celestial Group, Inc	13,920
1,081	e*	Henry Schein, Inc	66,373
702		Herbalife Ltd	28,277
1,606	e	Idearc, Inc	28,201
100	e	Kenneth Cole Productions, Inc (Class A)	1,749
330	e	K-Swiss, Inc (Class A)	5,973
161	e*	LSB Industries, Inc	4,543
593		Men’s Wearhouse, Inc	15,999
286		Myers Industries, Inc	4,138
180	e	Nash Finch Co	6,350
559		Nu Skin Enterprises, Inc (Class A)	9,184
113	*	Nuco2, Inc	2,814
300	*	Perry Ellis International, Inc	4,614
241	e*	School Specialty, Inc	8,327
348	e*	Source Interlink Cos, Inc	1,002
217	e	Spartan Stores, Inc	4,958
7,000		Sysco Corp	218,470
1,014	*	Terra Industries, Inc	48,429
390	e*	Tractor Supply Co	14,017
433	e*	United Natural Foods, Inc	13,735
323	e*	United Stationers, Inc	14,926
100	e	Valhi, Inc	1,594
143	e*	Volcom, Inc	3,150
260	e*	Zep Inc	3,571

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,048,570

		TOTAL COMMON STOCKS (Cost $151,987,660)	182,456,074

MUTUAL FUNDS - 0.00%**
107		Kayne Anderson Energy Development Co (Cost $2,712)	2,451

			2,451

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 10.62%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.75%
1,380,000	d	Federal Home Loan Bank (FHLB) 0.000%, 01/02/08	1,380,000

SHARES	COMPANY

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 9.87%
18,193,453		State Street Navigator Securities Lending Prime Portfolio	18,193,453

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $19,573,328)	19,573,453

		TOTAL PORTFOLIO - 109.60% (Cost $171,563,700)	202,031,978

TIAA-CREF LIFE FUNDS - Stock Index Fund

SHARES	COMPANY		VALUE

		OTHER ASSETS & LIABILITIES, NET - (9.60)%	$(17,692,864)

		NET ASSETS - 100.00%	$184,339,114

*	Non-income producing

**	percentage is less than 0.01%

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $1,461,896.
e	All or a portion of these secutities are out on loan.

m	Indicates a security has been deemed illiquid

v	Security valued at fair value.

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

TIAA-CREF LIFE FUNDS

SOCIAL CHOICE EQUITY FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.87%
AGRICULTURAL PRODUCTION-CROPS - 0.01%
256	*	Chiquita Brands International, Inc	$4,708

		TOTAL AGRICULTURAL PRODUCTION-CROPS	4,708

AMUSEMENT AND RECREATION SERVICES - 0.93%
1,241	*	Activision, Inc	36,858
9,827		Walt Disney Co	317,215

		TOTAL AMUSEMENT AND RECREATION SERVICES	354,073

APPAREL AND ACCESSORY STORES - 0.58%
600		American Eagle Outfitters, Inc	12,462
89	*	AnnTaylor Stores Corp	2,275
100	*	Charming Shoppes, Inc	541
400	*	Chico’s FAS, Inc	3,612
400		Foot Locker, Inc	5,464
3,091		Gap, Inc	65,776
1,200	*	Kohl’s Corp	54,960
1,800		Limited Brands, Inc	34,074
800		Nordstrom, Inc	29,384
400		Ross Stores, Inc	10,228

		TOTAL APPAREL AND ACCESSORY STORES	218,776

APPAREL AND OTHER TEXTILE PRODUCTS - 0.11%
300		Liz Claiborne, Inc	6,105
200		Phillips-Van Heusen Corp	7,372
100		Polo Ralph Lauren Corp	6,179
300		VF Corp	20,598

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	40,254

AUTO REPAIR, SERVICES AND PARKING - 0.05%
544	*	Hertz Global Holdings, Inc	8,644
68		Ryder System, Inc	3,197
162	*	Wright Express Corp	5,749

		TOTAL AUTO REPAIR, SERVICES AND PARKING	17,590

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.09%
200	*	Autozone, Inc	23,982
456	*	Carmax, Inc	9,006

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	32,988

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.89%
8,128		Home Depot, Inc	218,968
5,190		Lowe’s Cos, Inc	117,398

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	336,366

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

BUSINESS SERVICES - 7.02%
140	*	3Com Corp	$633
1,601		Accenture Ltd (Class A)	57,684
1,494	*	Adobe Systems, Inc	63,839
249	*	Alliance Data Systems Corp	18,672
337	*	Ariba, Inc	3,758
1,116	*	Art Technology Group, Inc	4,821
600	*	Autodesk, Inc	29,856
3,583		Automatic Data Processing, Inc	159,551
733	*	BEA Systems, Inc	11,567
744	*	BearingPoint, Inc	2,105
200	*	Blue Coat Systems, Inc	6,574
370	*	Bottomline Technologies, Inc	5,180
404	*	BPZ Energy, Inc	4,517
200	*	Cerner Corp	11,280
314	*	Chordiant Software, Inc	2,685
190	*	Ciber, Inc	1,161
214	*	CMGI, Inc	2,801
274	*	CNET Networks, Inc	2,504
1,121	*	Cogent Communications Group, Inc	26,579
460	*	Cogent, Inc	5,129
593	*	Compuware Corp	5,266
700	*	Convergys Corp	11,522
100	*	CSG Systems International, Inc	1,472
157	*	Digital River, Inc	5,192
400	*	DST Systems, Inc	33,020
647	*	Earthlink, Inc	4,574
3,364	*	eBay, Inc	111,651
900	*	Electronic Arts, Inc	52,569
100	*	Equinix, Inc	10,107
868	*	Expedia, Inc	27,446
169		Fair Isaac Corp	5,433
1,000	*	Fiserv, Inc	55,490
46	*	Getty Images, Inc	1,334
566	*	Google, Inc (Class A)	391,378
850		IMS Health, Inc	19,584
336	*	Informatica Corp	6,055
2,350	*	Innovative Solutions & Support, Inc	22,772
400	*	Internap Network Services Corp	3,332
450	*	Interwoven, Inc	6,399
1,148	*	Intuit, Inc	36,288
369	*	Iron Mountain, Inc	13,660
200		Jack Henry & Associates, Inc	4,868
200	*	Kinetic Concepts, Inc	10,712
300		Lamar Advertising Co (Class A)	14,421
626	*	Lawson Software, Inc	6,410
242	*	Lionbridge Technologies	859
205	*	Liquidity Services, Inc	2,645
498	*	Magma Design Automation, Inc	6,081
170		Manpower, Inc	9,673
249		Marchex, Inc (Class B)	2,704
349		Mastercard, Inc (Class A)	75,105
271	*	Mentor Graphics Corp	2,921
24,074		Microsoft Corp	857,034
448		MoneyGram International, Inc	6,886
544	*	Monster Worldwide, Inc	17,626
1,600		NIC, Inc	13,504
900	*	Novell, Inc	6,183
1,800		Omnicom Group, Inc	85,554
290	*	Parametric Technology Corp	5,177
268	*	PDF Solutions, Inc	2,415
72		Portfolio Recovery Associates, Inc	2,856
303	*	Quest Software, Inc	5,587
819	*	RealNetworks, Inc	4,988
600		Robert Half International, Inc	16,224

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

200	*	Salesforce.com, Inc	$12,538
500	*	Sapient Corp	4,405
196	*	Smith Micro Software, Inc	1,660
231	*	Sohu.com, Inc	12,594
363	*	SonicWALL, Inc	3,891
1,340	*	Sonus Networks, Inc	7,812
520	*	Spherion Corp	3,786
2,600	*	Sun Microsystems Inc	47,138
173	*	Sybase, Inc	4,513
4,019	*	Symantec Corp	64,867
1,069	*	TIBCO Software, Inc	8,627
859	*	Tiens Biotech Group USA, Inc	2,010
700		Total System Services, Inc	19,600
165	*	Travelzoo, Inc	2,257
600	*	Unisys Corp	2,838
249		United Online, Inc	2,943
228	*	United Rentals, Inc	4,186
400	*	Valueclick, Inc	8,760
273	*	Vasco Data Security International	7,622
700	*	VeriSign, Inc	26,327
200	*	Visual Sciences, Inc	3,696

		TOTAL BUSINESS SERVICES	2,657,943

CHEMICALS AND ALLIED PRODUCTS - 9.99%
100	*	Abraxis Bioscience, Inc	6,877
1,900		Air Products & Chemicals, Inc	187,397
100	*	Alexion Pharmaceuticals, Inc	7,503
100	*	Alkermes, Inc	1,559
847	*	American Oriental Bioengineering, Inc	9,385
4,111	*	Amgen, Inc	190,915
400	*	APP Pharmaceuticals, Inc	4,108
1,000		Avery Dennison Corp	53,140
1,300		Avon Products, Inc	51,389
525	*	Barr Pharmaceuticals, Inc	27,877
600	*	Bentley Pharmaceuticals, Inc	9,054
500	*	Biogen Idec, Inc	28,460
400	*	BioMarin Pharmaceuticals, Inc	14,160
192	*	BioMimetic Therapeutics, Inc	3,335
302	*	Bradley Pharmaceuticals, Inc	5,949
7,609		Bristol-Myers Squibb Co	201,791
325		Cabot Corp	10,835
420	*	Caraco Pharmaceutical Laboratories Ltd	7,203
100	*	Cephalon, Inc	7,176
339		Clorox Co	22,093
2,103		Colgate-Palmolive Co	163,950
175	*	Cypress Bioscience, Inc	1,930
504	*	Dendreon Corp	3,135
3,076	*	Durect Corp	19,779
1,600		Ecolab, Inc	81,936
3,987		Eli Lilly & Co	212,866
300	*	Encysive Pharmaceuticals, Inc	255
1,700	*	Forest Laboratories, Inc	61,965
2,111	*	Genentech, Inc	141,585
1,008	*	Genzyme Corp	75,035
300	*	Geron Corp	1,704
3,388	*	Gilead Sciences, Inc	155,882
536		H.B. Fuller Co	12,033
500	*	Human Genome Sciences, Inc	5,220
140	*	Idexx Laboratories, Inc	8,208
261	*	Inverness Medical Innovations, Inc	14,663
100	*	Invitrogen Corp	9,341
617	*	Javelin Pharmaceuticals, Inc	2,307
1,196	*	King Pharmaceuticals, Inc	12,247
300		Lubrizol Corp	16,248
200		Mannatech, Inc	1,264
200	*	Medarex, Inc	2,084

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

600		Medicis Pharmaceutical Corp (Class A)	$15,582
8,194		Merck & Co, Inc	476,153
200	*	MGI Pharma, Inc	8,106
800	*	Millennium Pharmaceuticals, Inc	11,984
1,501	*	Mylan Laboratories, Inc	21,104
400	*	Nabi Biopharmaceuticals	1,444
118	*	Nastech Pharmaceutical Co, Inc	448
238	*	Neurocrine Biosciences, Inc	1,081
442	*	Noven Pharmaceuticals, Inc	6,135
200	*	OraSure Technologies, Inc	1,778
126	*	Pacific Ethanol, Inc	1,034
538	*	Pain Therapeutics, Inc	5,703
200	*	Par Pharmaceutical Cos, Inc	4,800
200	*	PDL BioPharma, Inc	3,504
400	*	Penwest Pharmaceuticals Co	2,340
200	*	Pharmion Corp	12,572
200	*	Pozen, Inc	2,400
875		PPG Industries, Inc	61,451
2,250		Praxair, Inc	199,598
731	*	Prestige Brands Holdings, Inc	5,468
9,756		Procter & Gamble Co	716,286
227	*	Progenics Pharmaceuticals, Inc	4,102
1,635		Rohm & Haas Co	86,769
500		RPM International, Inc	10,150
450	*	Salix Pharmaceuticals Ltd	3,546
5,380		Schering-Plough Corp	143,323
200	*	Sciele Pharma, Inc	4,090
200	*	Sepracor, Inc	5,250
1,000		Sigma-Aldrich Corp	54,600
186	*	Somaxon Pharmaceuticals, Inc	969
500	*	SuperGen, Inc	1,825
58	*	United Therapeutics Corp	5,664
300		Valspar Corp	6,762
303	*	VCA Antech, Inc	13,402
200	*	Vertex Pharmaceuticals, Inc	4,646
360	*	Warner Chilcott Ltd (Class A)	6,383
600	*	Watson Pharmaceuticals, Inc	16,284
529	*	Zymogenetics, Inc	6,173

		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,786,752

COMMUNICATIONS - 4.96%
800	*	American Tower Corp (Class A)	34,080
18,958		AT&T, Inc	787,894
1,184		Cablevision Systems Corp (Class A)	29,008
2,354		Citadel Broadcasting Corp	4,849
100		Citizens Communications Co	1,273
283	*	Crown Castle International Corp	11,773
733	*	Crown Media Holdings, Inc (Class A)	4,765
125	*	DG FastChannel,Inc	3,205
409		Embarq Corp	20,258
200		Entercom Communications Corp (Class A)	2,738
418	*	Entravision Communications Corp (Class A)	3,273
100	*	Fisher Communications, Inc	3,796
960		Gray Television, Inc	7,699
1,244	*	IAC/InterActiveCorp	33,488
1,135	*	Level 3 Communications, Inc	3,450
1,812	*	Liberty Global, Inc (Class A)	71,012
774	*	Liberty Media Corp - Capital (Series A)	90,163
3,274	*	Liberty Media Holding Corp (Interactive A)	62,468
717	*	Lin TV Corp (Class A)	8,726
487	*	Mediacom Communications Corp (Class A)	2,235
120	*	NeuStar, Inc (Class A)	3,442
239	*	Nexstar Broadcasting Group, Inc (Class A)	2,184
300	*	NII Holdings, Inc	14,496
420	*	Novatel Wireless, Inc	6,804

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

829	*	Radio One, Inc (Class D)	$1,965
113	*	SAVVIS, Inc	3,154
133	*	SBA Communications Corp (Class A)	4,501
1,152	*	Spanish Broadcasting System, Inc (Class A)	2,131
8,184		Sprint Nextel Corp	107,456
902	*	Terremark Worldwide, Inc	5,863
2,000	*	Time Warner Cable, Inc (Class A)	55,200
279	*	TiVo, Inc	2,327
10,476		Verizon Communications, Inc	457,696
1,293		Windstream Corp	16,835
900	*	XM Satellite Radio Holdings, Inc (Class A)	11,016

		TOTAL COMMUNICATIONS	1,881,223

DEPOSITORY INSTITUTIONS - 7.92%
13,750		Bank of America Corp	567,325
4,100		Bank of New York Mellon Corp	199,916
3,500		BB&T Corp	107,345
200		City National Corp	11,910
800		Comerica, Inc	34,824
500		Commerce Bancorp, Inc	19,070
4,100		Fifth Third Bancorp	103,033
200		First Horizon National Corp	3,630
755	*	Fremont General Corp	2,642
463		IndyMac Bancorp, Inc	2,755
2,600		Keycorp	60,970
640		M&T Bank Corp	52,205
1,400		Marshall & Ilsley Corp	37,072
300	*	Metavante Technologies, Inc	6,996
3,954		National City Corp	65,083
577		New York Community Bancorp, Inc	10,144
900		Northern Trust Corp	68,922
2,249		PNC Financial Services Group, Inc	147,647
520		Popular, Inc	5,512
4,160		Regions Financial Corp	98,384
1,030		Sovereign Bancorp, Inc	11,742
1,500		State Street Corp	121,800
2,300		SunTrust Banks, Inc	143,727
900		Synovus Financial Corp	21,672
300		UnionBanCal Corp	14,673
9,200		US Bancorp	292,008
8,056		Wachovia Corp	306,370
5,590		Washington Mutual, Inc	76,080
13,300		Wells Fargo & Co	401,527
100		Zions Bancorporation	4,669

		TOTAL DEPOSITORY INSTITUTIONS	2,999,653

EATING AND DRINKING PLACES - 1.37%
900	*	AFC Enterprises	10,188
793		Darden Restaurants, Inc	21,974
6,466		McDonald’s Corp	380,912
3,234	*	Starbucks Corp	66,200
760		Tim Hortons, Inc	28,067
400		Wendy’s International, Inc	10,336

		TOTAL EATING AND DRINKING PLACES	517,677

ELECTRIC, GAS, AND SANITARY SERVICES - 5.51%
3,672	*	AES Corp	78,544
1,096		AGL Resources, Inc	41,253
921		Alliant Energy Corp	37,475
800		Aqua America, Inc	16,960
1,100		Atmos Energy Corp	30,844
2,028		Avista Corp	43,683
1,760		Centerpoint Energy, Inc	30,149
364		Central Vermont Public Service Corp	11,226
2,217		Cleco Corp	61,633

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

990		CMS Energy Corp	$17,206
3,139		Consolidated Edison, Inc	153,340
600		Crosstex Energy, Inc	22,344
4,082		El Paso Corp	70,374
2,300		Empire District Electric Co	52,394
300		Energen Corp	19,269
1,736		Energy East Corp	47,237
200		EnergySouth, Inc	11,600
2,200		Hawaiian Electric Industries, Inc	50,094
2,000		Idacorp, Inc	70,440
400		Markwest Hydrocarbon, Inc	25,060
400		Metal Management, Inc	18,212
500		MGE Energy, Inc	17,735
1,500		National Fuel Gas Co	70,020
592		Nicor, Inc	25,071
4,686		NiSource, Inc	88,519
1,093		Northeast Utilities	34,222
900		NSTAR	32,598
3,000		OGE Energy Corp	108,870
800		Oneok, Inc	35,816
4,800		Pepco Holdings, Inc	140,784
1,000		Piedmont Natural Gas Co, Inc	26,160
640		Pinnacle West Capital Corp	27,142
4,159		Puget Energy, Inc	114,081
1,652		Questar Corp	89,373
200		Resource America, Inc (Class A)	2,934
914		Sempra Energy	56,558
2,900		Sierra Pacific Resources	49,242
500		South Jersey Industries, Inc	18,045
2,976		TECO Energy, Inc	51,217
400		UGI Corp	10,900
200		UIL Holdings Corp	7,390
1,155		Unisource Energy Corp	36,440
511	*	Waste Services, Inc	4,379
287		WGL Holdings, Inc	9,402
3,378		Williams Cos, Inc	120,865

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	2,087,100

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.69%
1,662	*	Advanced Micro Devices, Inc	12,465
1,368		Ametek, Inc	64,077
2,542	*	Apple Computer, Inc	503,519
648	*	Arris Group, Inc	6,467
215	*	Atheros Communications, Inc	6,566
161		Baldor Electric Co	5,419
147	*	Benchmark Electronics, Inc	2,606
18,500	*	Cisco Systems, Inc	500,795
2,976	*	Conexant Systems, Inc	2,470
308	*	Cree, Inc	8,461
100	*	Ditech Networks, Inc	347
178	*	Dolby Laboratories, Inc (Class A)	8,850
1,100	*	Finisar Corp	1,595
312	*	FuelCell Energy, Inc	3,095
184	*	GrafTech International Ltd	3,266
100		Harman International Industries, Inc	7,371
300	*	Harmonic, Inc	3,144
19,609		Intel Corp	522,776
100	*	InterDigital, Inc	2,333
600	*	InterVoice, Inc	4,794
512	*	Lattice Semiconductor Corp	1,664
77		Lincoln Electric Holdings, Inc	5,481
175	*	Loral Space & Communications, Inc	5,994
2,267	*	LSI Logic Corp	12,038
181	*	Medis Technologies Ltd	2,793

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

18	m,v*	Medis Technologies Ltd	$(0)
1,950	*	Micron Technology, Inc	14,137
800		Molex, Inc	21,840
8,640		Motorola, Inc	138,586
1,600	*	MRV Communications, Inc	3,712
236	*	Novellus Systems, Inc	6,506
951	*	ON Semiconductor Corp	8,445
293		Plantronics, Inc	7,618
149	*	Plexus Corp	3,913
357	*	Polycom, Inc	9,917
200	*	Power-One, Inc	798
621	*	Powerwave Technologies, Inc	2,503
441	*	QLogic Corp	6,262
6,100		Qualcomm, Inc	240,035
200		RadioShack Corp	3,372
706	*	RF Micro Devices, Inc	4,031
760	*	Silicon Storage Technology, Inc	2,272
7,971	*	Sirius Satellite Radio, Inc	24,152
105	*	Sunpower Corp (Class A)	13,691
400	*	Sycamore Networks, Inc	1,536
568	*	Symmetricom, Inc	2,675
312	*	Tekelec	3,900
240		Teleflex, Inc	15,122
1,300	*	Tellabs, Inc	8,502
135	*	Tessera Technologies, Inc	5,616
5,674		Texas Instruments, Inc	189,512
338	*	Thomas & Betts Corp	16,576
944	*	Triquint Semiconductor, Inc	6,259
184	*	TTM Technologies, Inc	2,145
1,159		Tyco Electronics Ltd	43,034
100		Whirlpool Corp	8,163
800		Xilinx, Inc	17,496
111	*	Zoran Corp	2,499

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,533,211

ENGINEERING AND MANAGEMENT SERVICES - 0.64%
200	*	Amylin Pharmaceuticals, Inc	7,400
200	*	Applera Corp (Celera Genomics Group)	3,174
200	*	Ariad Pharmaceuticals, Inc	850
980	*	Celgene Corp	45,286
42		Corporate Executive Board Co	2,524
100	*	CV Therapeutics, Inc	905
716	*	Harris Interactive, Inc	3,050
200	*	Hewitt Associates, Inc (Class A)	7,658
767	*	Incyte Corp	7,708
435	*	Isis Pharmaceuticals, Inc	6,851
1,234		Moody’s Corp	44,054
139	*	Navigant Consulting, Inc	1,900
1,352		Paychex, Inc	48,969
865		Quest Diagnostics, Inc	45,759
211	*	Regeneron Pharmaceuticals, Inc	5,096
2,562	*	Rentech, Inc	4,637
100	*	Symyx Technologies, Inc	768
318	*	Tetra Tech, Inc	6,837

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	243,426

FABRICATED METAL PRODUCTS - 0.88%
720		Commercial Metals Co	21,204
258		Dynamic Materials Corp	15,196
100		Gulf Island Fabrication, Inc	3,171
4,002		Illinois Tool Works, Inc	214,267
772	*	Park-Ohio Holdings Corp	19,377
200		Pentair, Inc	6,962
300		Silgan Holdings, Inc	15,582
147		Snap-On, Inc	7,091
600		Stanley Works	29,088

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

		TOTAL FABRICATED METAL PRODUCTS	$331,938

FOOD AND KINDRED PRODUCTS - 3.43%
1,603		Campbell Soup Co	57,275
2,700		General Mills, Inc	153,900
1,908		H.J. Heinz Co	89,065
124	*	Hansen Natural Corp	5,492
964		Hershey Co	37,982
2,664		Kellogg Co	139,674
6,253		Kraft Foods, Inc (Class A)	204,035
500		Pepsi Bottling Group, Inc	19,730
6,121		PepsiCo, Inc	464,584
2,399		Sara Lee Corp	38,528
1,535		Wrigley (Wm.) Jr Co	89,874

		TOTAL FOOD AND KINDRED PRODUCTS	1,300,139

FOOD STORES - 0.25%
51		Great Atlantic & Pacific Tea Co, Inc	1,598
1,808		Safeway, Inc	61,852
604		Supervalu, Inc	22,662
260		Whole Foods Market, Inc	10,608

		TOTAL FOOD STORES	96,720

FORESTRY - 0.18%
953		Weyerhaeuser Co	70,274

		TOTAL FORESTRY	70,274

FURNITURE AND FIXTURES - 0.62%
470		Hillenbrand Industries, Inc	26,193
4,100		Johnson Controls, Inc	147,764
700		Leggett & Platt, Inc	12,208
2,240		Masco Corp	48,406

		TOTAL FURNITURE AND FIXTURES	234,571

FURNITURE AND HOMEFURNISHINGS STORES - 0.10%
865	*	Bed Bath & Beyond, Inc	25,422
500		Circuit City Stores, Inc	2,100
100	*	Mohawk Industries, Inc	7,440
100		Williams-Sonoma, Inc	2,590

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	37,552

GENERAL BUILDING CONTRACTORS - 0.18%
400		Centex Corp	10,104
1,241		DR Horton, Inc	16,344
180	*	Hovnanian Enterprises, Inc (Class A)	1,291
400		Lennar Corp (Class A)	7,156
169		M/I Homes, Inc	1,775
7	*	NVR, Inc	3,668
1,100		Pulte Homes, Inc	11,594
200		Ryland Group, Inc	5,510
300	*	Standard-Pacific Corp	1,005
400	*	Toll Brothers, Inc	8,024
148	*	WCI Communities, Inc	559

		TOTAL GENERAL BUILDING CONTRACTORS	67,030

GENERAL MERCHANDISE STORES - 1.23%
2,300		Costco Wholesale Corp	160,448
700		Family Dollar Stores, Inc	13,461
940		JC Penney Co, Inc	41,351

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,860		Target Corp	$193,000
2,000		TJX Cos, Inc	57,460

		TOTAL GENERAL MERCHANDISE STORES	465,720

HEALTH SERVICES - 1.45%
1,095	*	Alliance Imaging, Inc	10,534
186	*	Amsurg Corp	5,033
190		Brookdale Senior Living, Inc	5,398
497	*	Community Health Systems, Inc	18,319
112	*	Corvel Corp	2,578
247	*	DaVita, Inc	13,918
100	*	Edwards Lifesciences Corp	4,599
1,000	*	Express Scripts, Inc	73,000
700		Health Management Associates, Inc (Class A)	4,186
161	*	Healthways, Inc	9,409
651	*	Hythiam, Inc	1,907
600	*	Laboratory Corp of America Holdings	45,318
337	*	LifePoint Hospitals, Inc	10,022
213	*	Lincare Holdings, Inc	7,489
251	*	Medcath Corp	6,165
300	*	Nektar Therapeutics	2,013
370		Omnicare, Inc	8,440
185	*	Pediatrix Medical Group, Inc	12,608
334	*	Psychiatric Solutions, Inc	10,855
475	*	RehabCare Group, Inc	10,716
301	*	Sierra Health Services, Inc	12,630
3,112	*	WellPoint, Inc	273,016

		TOTAL HEALTH SERVICES	548,153

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
159	*	Matrix Service Co	3,469

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	3,469

HOLDING AND OTHER INVESTMENT OFFICES - 1.90%
442		Alesco Financial, Inc	1,450
1,640		Allied Capital Corp	35,260
300		AMB Property Corp	17,268
800		Anworth Mortgage Asset Corp	6,608
492		Arbor Realty Trust, Inc	7,926
180		AvalonBay Communities, Inc	16,945
370		Boston Properties, Inc	33,970
27		Capital Southwest Corp	3,197
90		Colonial Properties Trust	2,037
500		Developers Diversified Realty Corp	19,145
971		Duke Realty Corp	25,324
1,918		Equity Residential	69,949
796		General Growth Properties, Inc	32,779
300		HCP, Inc	10,434
331	*	HFF, Inc (Class A)	2,562
140		Hospitality Properties Trust	4,511
1,940		Host Marriott Corp	33,058
700		HRPT Properties Trust	5,411
800		iStar Financial, Inc	20,840
260		JER Investors Trust, Inc	2,800
1,200		Kimco Realty Corp	43,680
300		Liberty Property Trust	8,643
2,000	v	Luminent Mortgage Capital, Inc	1,560
183		MVC Capital, Inc	2,954
557	*	NexCen Brands, Inc	2,696
334		NorthStar Realty Finance Corp	2,979
1,000		Prologis	63,380
266		Prospect Capital Corp	3,471
600		Public Storage, Inc	44,046
213		RAIT Investment Trust	1,836
1,050		Simon Property Group, Inc	91,203
288		Tarragon Corp	432

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

645		Virgin Media, Inc	$11,055
600		Vornado Realty Trust	52,770
300		WABCO Holdings, Inc	15,027
679		Weingarten Realty Investors	21,348

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	718,554

HOTELS AND OTHER LODGING PLACES - 0.30%
246	*	Bluegreen Corp	1,769
600		Choice Hotels International, Inc	19,920
500	*	Gaylord Entertainment Co	20,235
1,201	*	Great Wolf Resorts, Inc	11,782
1,200	*	Lodgian, Inc	13,512
200		Marcus Corp	3,090
1,240		Marriott International, Inc (Class A)	42,383

		TOTAL HOTELS AND OTHER LODGING PLACES	112,691

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.86%
400	*	AGCO Corp	27,192
88	*	Allis-Chalmers Energy, Inc	1,298
5,600		Applied Materials, Inc	99,456
699	*	Axcelis Technologies, Inc	3,215
400		Black & Decker Corp	27,860
200		Briggs & Stratton Corp	4,532
668		Cummins, Inc	85,083
3,000		Deere & Co	279,360
7,480	*	Dell, Inc	183,335
6,841	*	EMC Corp	126,764
138	*	Emulex Corp	2,252
241	*	Entegris, Inc	2,080
82	*	Flotek Industries, Inc	2,955
600	*	FMC Technologies, Inc	34,020
283		Graco, Inc	10,545
870	*	Grant Prideco, Inc	48,294
9,219		Hewlett-Packard Co	465,375
5,200		International Business Machines Corp	562,120
124	*	Intevac, Inc	1,803
364	*	Lam Research Corp	15,736
300	*	Lexmark International, Inc (Class A)	10,458
516		Manitowoc Co, Inc	25,196
292		Modine Manufacturing Co	4,821
400		Nordson Corp	23,184
300		Pall Corp	12,096
71	*	Rackable Systems, Inc	710
508	*	Semitool, Inc	4,409
210	*	Sigma Designs, Inc	11,592
200		SPX Corp	20,570
1,000		Tennant Co	44,290
214	*	Terex Corp	14,032
900		Trane, Inc	42,039
83	*	TurboChef Technologies, Inc	1,370
170	*	Ultratech, Inc	1,928
400	*	Varian Medical Systems, Inc	20,864

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	2,220,834

INSTRUMENTS AND RELATED PRODUCTS - 5.79%
177	*	Advanced Medical Optics, Inc	4,342
100	*	Affymetrix, Inc	2,314
400		Bard (C.R.), Inc	37,920
3,100		Baxter International, Inc	179,955
370		Beckman Coulter, Inc	26,936
1,400		Becton Dickinson & Co	117,012
200	*	Bruker BioSciences Corp	2,660
365	*	Cepheid, Inc	9,618
1,259		Covidien Ltd	55,761
1,075	*	Credence Systems Corp	2,602

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

600		Dentsply International, Inc	$27,012
5,656		Emerson Electric Co	320,469
104	*	Formfactor, Inc	3,442
129	*	Hologic, Inc	8,855
90	*	Intuitive Surgical, Inc	29,205
564	*	ION Geophysical Corp	8,900
361	*	Ixia	3,422
9,436		Johnson & Johnson	629,381
500		Kla-Tencor Corp	24,080
598	*	LTX Corp	1,902
4,866		Medtronic, Inc	244,614
200	*	Millipore Corp	14,636
71	*	MKS Instruments, Inc	1,359
200		Movado Group, Inc	5,058
1,200		Pitney Bowes, Inc	45,648
178		Roper Industries, Inc	11,132
1,400	*	St. Jude Medical, Inc	56,896
1,400		Stryker Corp	104,608
1,532	*	Thermo Electron Corp	88,366
300	*	Waters Corp	23,721
2,673		Xerox Corp	43,276
900	*	Zimmer Holdings, Inc	59,535

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,194,637

INSURANCE AGENTS, BROKERS AND SERVICE - 0.50%
500		Brown & Brown, Inc	11,750
1,576		Crawford & Co (Class B)	6,540
1,949		Hartford Financial Services Group, Inc	169,933

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	188,223

INSURANCE CARRIERS - 4.29%
2,494		Aetna, Inc	143,979
3,800		Aflac, Inc	237,994
700		Ambac Financial Group, Inc	18,039
600		American Financial Group, Inc	17,328
320	*	AMERIGROUP Corp	11,664
613		Assurant, Inc	41,010
285		Axis Capital Holdings Ltd	11,106
263	*	Centene Corp	7,217
3,300		Chubb Corp	180,114
2,061		Cincinnati Financial Corp	81,492
332		Endurance Specialty Holdings Ltd	13,854
100		Erie Indemnity Co (Class A)	5,189
160		Everest Re Group Ltd	16,064
1,970		Genworth Financial, Inc (Class A)	50,137
150		Hanover Insurance Group, Inc	6,870
400		HCC Insurance Holdings, Inc	11,472
183	*	HealthExtras, Inc	4,773
2,018		Lincoln National Corp	117,488
30	*	Markel Corp	14,733
700		MBIA, Inc	13,041
200		Mercury General Corp	9,962
360		MGIC Investment Corp	8,075
177	*	Molina Healthcare, Inc	6,850
300		Nationwide Financial Services, Inc (Class A)	13,503
468		Phoenix Cos, Inc	5,555
200		PMI Group, Inc	2,656
1,800		Principal Financial Group	123,912
3,600	*	Progressive Corp	68,976
300		Protective Life Corp	12,306
220		Radian Group, Inc	2,570
1,100		Safeco Corp	61,248
4,016		Travelers Cos, Inc	216,061
835		UnumProvident Corp	19,865
700		W.R. Berkley Corp	20,867
234	*	WellCare Health Plans, Inc	9,924

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

803		XL Capital Ltd (Class A)	$40,399

		TOTAL INSURANCE CARRIERS	1,626,293

LEATHER AND LEATHER PRODUCTS - 0.09%
1,184	*	Coach, Inc	36,207

		TOTAL LEATHER AND LEATHER PRODUCTS	36,207

LUMBER AND WOOD PRODUCTS - 0.01%
400	*	Champion Enterprises, Inc	3,768

		TOTAL LUMBER AND WOOD PRODUCTS	3,768

METAL MINING - 0.10%
455	*	Apex Silver Mines Ltd	6,934
1,000		Royal Gold, Inc	30,520
572	*	US Gold Corp	1,693

		TOTAL METAL MINING	39,147

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.29%
200		Callaway Golf Co	3,486
2,982		Mattel, Inc	56,777
1,259		Tyco International Ltd	49,919

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	110,182

MISCELLANEOUS RETAIL - 1.03%
986	*	Amazon.com, Inc	91,343
1,050		Best Buy Co, Inc	55,283
188	*	GSI Commerce, Inc	3,666
700	*	Office Depot, Inc	9,737
200		Petsmart, Inc	4,706
16	*	Priceline.com, Inc	1,838
2,460		Staples, Inc	56,752
300		Tiffany & Co	13,809
3,700		Walgreen Co	140,896
446		World Fuel Services Corp	12,947

		TOTAL MISCELLANEOUS RETAIL	390,977

MOTION PICTURES - 1.27%
97	*	Avid Technology, Inc	2,749
1,119	*	Discovery Holding Co (Class A)	28,132
200		Regal Entertainment Group (Class A)	3,614
18,164		Time Warner, Inc	299,888
3,307	*	Viacom, Inc (Class B)	145,243

		TOTAL MOTION PICTURES	479,626

NONDEPOSITORY INSTITUTIONS - 1.60%
1,099		American Capital Strategies Ltd	36,223
5,653		American Express Co	294,069
756	*	AmeriCredit Corp	9,669
173		Asta Funding, Inc	4,574
1,558		Capital One Financial Corp	73,631
500		CapitalSource, Inc	8,795
114	*	Credit Acceptance Corp	2,356
779		Federal Agricultural Mortgage Corp (Class C)	20,503
206		First Marblehead Corp	3,152
3,900		Freddie Mac	132,873
166	*	Guaranty Financial Group, Inc	2,656

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

900		MCG Capital Corp	$10,431
202		Nelnet, Inc (Class A)	2,567
105	*	World Acceptance Corp	2,833

		TOTAL NONDEPOSITORY INSTITUTIONS	604,332

NONMETALLIC MINERALS, EXCEPT FUELS - 0.24%
900		AMCOL International Corp	32,427
723		Vulcan Materials Co	57,182

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	89,609

OIL AND GAS EXTRACTION - 4.75%
252		Atlas America, Inc	14,913
122	*	ATP Oil & Gas Corp	6,166
400		Berry Petroleum Co (Class A)	17,780
395	*	Bronco Drilling Co, Inc	5,866
1,029	*	Callon Petroleum Co	16,927
800	*	Cameron International Corp	38,504
400	*	Cheniere Energy, Inc	13,056
2,791		Chesapeake Energy Corp	109,407
615		Cimarex Energy Co	26,156
225	*	Complete Production Services, Inc	4,043
325	*	Contango Oil & Gas Co	16,539
112	*	Dawson Geophysical Co	8,004
300	*	Delta Petroleum Corp	5,655
2,400	*	Denbury Resources, Inc	71,400
400	*	Edge Petroleum Corp	2,372
300	*	Encore Acquisition Co	10,011
980		ENSCO International, Inc	58,428
2,100		Equitable Resources, Inc	111,888
124	*	EXCO Resources, Inc	1,920
399	*	Forest Oil Corp	20,285
249	*	Geokinetics, Inc	4,843
591	*	Geomet, Inc	3,073
900	*	Global Industries Ltd	19,278
92	*	GMX Resources, Inc	2,970
369	*	Goodrich Petroleum Corp	8,347
1,800	*	Grey Wolf, Inc	9,594
530	*	Helix Energy Solutions Group, Inc	21,995
808		Helmerich & Payne, Inc	32,377
410		Kayne Anderson Energy Development Co	9,393
683	*	McMoRan Exploration Co	8,940
2,560	*	Meridian Resource Corp	4,634
880	*	Nabors Industries Ltd	24,103
1,466	*	National Oilwell Varco, Inc	107,692
964		Noble Corp	54,476
753	*	Parker Drilling Co	5,685
1,754	*	PetroHawk Energy Corp	30,362
200	*	Petroleum Development Corp	11,826
415	*	Petroquest Energy, Inc	5,935
697	*	Pioneer Drilling Co	8,280
1,009		Pioneer Natural Resources Co	49,280
1,122	*	Plains Exploration & Production Co	60,588
1,100	*	Pride International, Inc	37,290
400	*	Quicksilver Resources, Inc	23,836
600		Range Resources Corp	30,816
359		Rowan Cos, Inc	14,166
988		Smith International, Inc	72,964
389	*	Southwestern Energy Co	21,675
500		St. Mary Land & Exploration Co	19,305
100	*	Stone Energy Corp	4,691
1,062	*	Sulphco, Inc	5,544
400	*	Swift Energy Co	17,612
500		Tidewater, Inc	27,430
426	*	Toreador Resources Corp	2,978
1,706		Transocean, Inc	244,214
424	*	TXCO Resources, Inc	5,113

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

300	*	Unit Corp	$13,875
374	*	Venoco, Inc	7,454
500		W&T Offshore, Inc	14,980
300	*	Whiting Petroleum Corp	17,298
3,421		XTO Energy, Inc	175,703

		TOTAL OIL AND GAS EXTRACTION	1,799,935

PAPER AND ALLIED PRODUCTS - 0.88%
208	*	AbitibiBowater, Inc	4,287
400		Bemis Co	10,952
150	*	Buckeye Technologies, Inc	1,875
245	*	Domtar Corporation	1,884
1,496		International Paper Co	48,440
2,400		Kimberly-Clark Corp	166,416
1,800		MeadWestvaco Corp	56,340
300		Packaging Corp of America	8,460
700		Sonoco Products Co	22,876
500		Temple-Inland, Inc	10,425

		TOTAL PAPER AND ALLIED PRODUCTS	331,955

PETROLEUM AND COAL PRODUCTS - 4.11%
222		Alon USA Energy, Inc	6,034
2,702		Apache Corp	290,573
100		Ashland, Inc	4,743
1,000		Cabot Oil & Gas Corp	40,370
2,934		Devon Energy Corp	260,862
1,676		EOG Resources, Inc	149,583
1,184		Frontier Oil Corp	48,047
148	*	Headwaters, Inc	1,738
1,459		Hess Corp	147,155
453		Holly Corp	23,053
1,567		Murphy Oil Corp	132,944
600	*	Newfield Exploration Co	31,620
1,754		Noble Energy, Inc	139,478
1,000		Sunoco, Inc	72,440
2,800		Valero Energy Corp	196,084
523		Western Refining, Inc	12,662

		TOTAL PETROLEUM AND COAL PRODUCTS	1,557,386

PIPELINES, EXCEPT NATURAL GAS - 0.32%
4,671		Spectra Energy Corp	120,605

		TOTAL PIPELINES, EXCEPT NATURAL GAS	120,605

PRIMARY METAL INDUSTRIES - 1.64%
2,474		Alcoa, Inc	90,425
190		Allegheny Technologies, Inc	16,416
213	*	Brush Engineered Materials, Inc	7,885
489	*	Century Aluminum Co	26,377
177	*	CommScope, Inc	8,710
4,927		Corning, Inc	118,199
350		Gibraltar Industries, Inc	5,397
300		Hubbell, Inc (Class B)	15,480
400	*	LB Foster Co (Class A)	20,692
397		Mueller Industries, Inc	11,509
1,886		Nucor Corp	111,689
139		Olympic Steel, Inc	4,408
150		Quanex Corp	7,785
638		Steel Dynamics, Inc	38,006
500		Tredegar Corp	8,040
828		United States Steel Corp	100,113
1,705		Worthington Industries, Inc	30,485

		TOTAL PRIMARY METAL INDUSTRIES	621,616

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

PRINTING AND PUBLISHING - 0.74%
400		Dun & Bradstreet Corp	$35,452
700		EW Scripps Co (Class A)	31,507
2,186		McGraw-Hill Cos, Inc	95,769
200		Meredith Corp	10,996
1,322		New York Times Co (Class A)	23,175
72		R.H. Donnelley Corp	2,627
100		Washington Post Co (Class B)	79,143

		TOTAL PRINTING AND PUBLISHING	278,669

RAILROAD TRANSPORTATION - 0.73%
2,494		CSX Corp	109,686
500	*	Kansas City Southern Industries, Inc	17,165
2,985		Norfolk Southern Corp	150,563

		TOTAL RAILROAD TRANSPORTATION	277,414

REAL ESTATE - 0.04%
480	*	CB Richard Ellis Group, Inc (Class A)	10,344
166	*	Forestar Real Estate Group, Inc	3,916
100		Stewart Enterprises, Inc (Class A)	890

		TOTAL REAL ESTATE	15,150

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.43%
2,400		Nike, Inc (Class B)	154,176
340		Sealed Air Corp	7,868

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	162,044

SECURITY AND COMMODITY BROKERS - 3.30%
692		Ameriprise Financial, Inc	38,136
100		BlackRock, Inc	21,680
4,100		Charles Schwab Corp	104,755
137		CME Group, Inc	93,982
1,237	*	E*Trade Financial Corp	4,391
200		Eaton Vance Corp	9,082
300		Federated Investors, Inc (Class B)	12,348
1,300		Franklin Resources, Inc	148,759
1,610		Goldman Sachs Group, Inc	346,231
205	*	IntercontinentalExchange, Inc	39,463
500		Janus Capital Group, Inc	16,425
2,034	*	Ladenburg Thalmann Financial Services, Inc	4,312
300		Legg Mason, Inc	21,945
4,036		Merrill Lynch & Co, Inc	216,652
188	*	Nasdaq Stock Market, Inc	9,304
180		Nymex Holdings, Inc	24,050
496		NYSE Euronext	43,534
600		SEI Investments Co	19,302
1,200		T Rowe Price Group, Inc	73,056
106		US Global Investors, Inc (Class A)	1,766

		TOTAL SECURITY AND COMMODITY BROKERS	1,249,173

SOCIAL SERVICES - 0.02%
688	*	Capital Senior Living Corp	6,832

		TOTAL SOCIAL SERVICES	6,832

SPECIAL TRADE CONTRACTORS - 0.05%
75		Chemed Corp	4,191
518	*	Quanta Services, Inc	13,592

		TOTAL SPECIAL TRADE CONTRACTORS	17,783

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.91%
3,766		3M Co	$317,549
100		Apogee Enterprises, Inc	1,711
51	*	Cabot Microelectronics Corp	1,831
150		CARBO Ceramics, Inc	5,580
54		Eagle Materials, Inc	1,916
400		Gentex Corp	7,108
241	*	Owens Corning, Inc	4,873
90	*	Owens-Illinois, Inc	4,455

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	345,023

TEXTILE MILL PRODUCTS - 0.01%
200		Oxford Industries, Inc	5,154

		TOTAL TEXTILE MILL PRODUCTS	5,154

TRANSPORTATION BY AIR - 0.60%
101	*	Air Methods Corp	5,017
200	*	Airtran Holdings, Inc	1,432
185	*	Alaska Air Group, Inc	4,627
781	*	AMR Corp	10,957
700	*	Continental Airlines, Inc (Class B)	15,575
1,034	*	ExpressJet Holdings, Inc	2,564
1,338		FedEx Corp	119,309
225	*	JetBlue Airways Corp	1,327
267		Skywest, Inc	7,169
4,089		Southwest Airlines Co	49,886
310		UAL Corp	11,055

		TOTAL TRANSPORTATION BY AIR	228,918

TRANSPORTATION EQUIPMENT - 1.25%
200		American Axle & Manufacturing Holdings, Inc	3,724
400		ArvinMeritor, Inc	4,692
800		Autoliv, Inc	42,168
1,670	*	BE Aerospace, Inc	88,343
1,400		Genuine Parts Co	64,820
1,329		Harley-Davidson, Inc	62,078
660		Harsco Corp	42,286
791	*	Hayes Lemmerz International, Inc	3,615
1,360		Paccar, Inc	74,093
1,353	*	Spirit Aerosystems Holdings, Inc (Class A)	46,678
200		Superior Industries International, Inc	3,634
800	*	Tenneco, Inc	20,856
1,400	*	Visteon Corp	6,146
300		Westinghouse Air Brake Technologies Corp	10,332

		TOTAL TRANSPORTATION EQUIPMENT	473,465

TRANSPORTATION SERVICES - 0.02%
50		CH Robinson Worldwide, Inc	2,706
139		Expeditors International Washington, Inc	6,210

		TOTAL TRANSPORTATION SERVICES	8,916

TRUCKING AND WAREHOUSING - 0.68%
3,644		United Parcel Service, Inc (Class B)	257,704

		TOTAL TRUCKING AND WAREHOUSING	257,704

WATER TRANSPORTATION - 0.08%
400	*	Gulfmark Offshore, Inc	18,716
300	*	Hornbeck Offshore Services, Inc	13,485

		TOTAL WATER TRANSPORTATION	32,201

TIAA-CREF LIFE FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

WHOLESALE TRADE-DURABLE GOODS - 0.50%
800		Barnes Group, Inc	$26,712
400		BorgWarner, Inc	19,364
400		Castle (A.M.) & Co	10,876
200		IKON Office Solutions, Inc	2,604
58		Martin Marietta Materials, Inc	7,691
104	*	MWI Veterinary Supply, Inc	4,160
400	*	Patterson Cos, Inc	13,580
900		Reliance Steel & Aluminum Co	48,780
600		W.W. Grainger, Inc	52,512
109	*	WESCO International, Inc	4,321

		TOTAL WHOLESALE TRADE-DURABLE GOODS	190,600

WHOLESALE TRADE-NONDURABLE GOODS - 0.45%
623	*	Akorn, Inc	4,573
600	*	Allscripts Healthcare Solutions, Inc	11,652
434	*	Beijing Med-Pharm Corp	4,765
500	*	Endo Pharmaceuticals Holdings, Inc	13,335
523		Idearc, Inc	9,184
4,076		Sysco Corp	127,212

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	170,721

		TOTAL COMMON STOCKS (Cost $33,877,907)	37,833,650

		TOTAL PORTFOLIO - 99.87% (Cost $33,877,907)	37,833,650
		OTHER ASSETS & LIABILITIES, NET - 0.13%	48,972

		NET ASSETS - 100.00%	$37,882,622

*	Non-income producing

m	Indicates a security has been deemed illiquid.

v	Security valued at fair value.

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

TIAA-CREF LIFE FUNDS

REAL ESTATE SECURITIES FUND

STATEMENT OF INVESTMENTS

December 31, 2007

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.14%
HOLDING AND OTHER INVESTMENT OFFICES - 90.32%
28,500	e	Acadia Realty Trust	$729,885
5,600		Alexandria Real Estate Equities, Inc	569,352
30,200		AMB Property Corp	1,738,312
13,900		American Campus Communities, Inc	373,215
17,200	e	Associated Estates Realty Corp	162,368
36,200		AvalonBay Communities, Inc	3,407,868
6,600		Boardwalk Real Estate Investment Trust	297,918
49,000		Boston Properties, Inc	4,498,690
16,400		Camden Property Trust	789,660
29,100		Corporate Office Properties Trust	916,650
20,000		DCT Industrial Trust, Inc	186,200
9,000		DiamondRock Hospitality Co	134,820
8,400		Digital Realty Trust, Inc	322,308
20,000		Douglas Emmett, Inc	452,200
26,346		EastGroup Properties, Inc	1,102,580
9,000		Entertainment Properties Trust	423,000
4,000		Equity Lifestyle Properties, Inc	182,680
58,100		Equity Residential	2,118,907
18,100	e	Essex Property Trust, Inc	1,764,569
39,100		Federal Realty Investment Trust	3,212,065
25,300		General Growth Properties, Inc	1,041,854
12,100		Gramercy Capital Corp	294,151
20,000	g,m,v*	GSC Capital Corp	38,800
73,600		HCP, Inc	2,559,808
117,723		Host Marriott Corp	2,006,000
22,600		iShares Dow Jones US Real Estate Index Fund	1,484,820
6,400	e	Kilroy Realty Corp	351,744
23,900		Kimco Realty Corp	869,960
7,700		LaSalle Hotel Properties	245,630
34,900	e	Macerich Co	2,479,994
7,500	e	Maguire Properties, Inc	221,025
99,169	e	Mission West Properties, Inc	943,097
24,100		Nationwide Health Properties, Inc	756,017
28,800	g,m,v*	People’s Choice Financial Corp	(0)
35,800		Post Properties, Inc	1,257,296
71,100		Prologis	4,506,318
35,600		Public Storage, Inc	2,613,396
44,000		Regency Centers Corp	2,837,560
13,800		RioCan Real Estate Investment Trust	305,098
75,800		Simon Property Group, Inc	6,583,988
26,600		SL Green Realty Corp	2,486,036
39,900	e	Strategic Hotels & Resorts, Inc	667,527
19,200		Sun Communities, Inc	404,544
50,700		Taubman Centers, Inc	2,493,933
21,500		UDR, Inc	426,775
56,500		Ventas, Inc	2,556,625
42,100		Vornado Realty Trust	3,702,695

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	67,517,938

HOTELS AND OTHER LODGING PLACES - 2.91%
7,900		Accor S.A.	631,797

TIAA-CREF LIFE FUNDS - Real Estate Securities Fund

SHARES		COMPANY	VALUE

10,800		Marriott International, Inc (Class A)	$369,144
26,600		Starwood Hotels & Resorts Worldwide, Inc	1,171,198

		TOTAL HOTELS AND OTHER LODGING PLACES	2,172,139

JUSTICE, PUBLIC ORDER AND SAFETY - 1.47%
37,100	*	Corrections Corp of America	1,094,821

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	1,094,821

REAL ESTATE - 4.44%
285,000		Allgreen Properties Ltd	295,009
40,000	g,m,v	Asset Capital Corp, Inc	204,400
7,800		British Land Co plc	146,727
11,300	*	Brookfield Properties Corp	217,525
50,000		City Developments Ltd	493,244
295,000		Greentown China Holdings Ltd	460,807
14,300		Hammerson plc	291,773
4,495,000		Lai Fung Holdings Ltd	227,707
1,270,000		Shanghai Real Estate Ltd	322,492
48,700	e	Thomas Properties Group, Inc	524,986
230,000	*	Zhong An Real Estate Ltd	135,096

		TOTAL REAL ESTATE	3,319,766

		TOTAL COMMON STOCKS (Cost $81,000,811)	74,104,664

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 1.27%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.27%
200,000		Federal Home Loan Bank (FHLB) 0.000%, 01/02/08	200,000

SHARES		COMPANY

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.00%
751,731		State Street Navigator Securities Lending Prime Portfolio	751,731

		TOTAL SHORT-TERM INVESTMENTS (Cost $951,713)	951,731

		TOTAL PORTFOLIO - 100.41% (Cost $81,952,524)	75,056,395
		OTHER ASSETS & LIABILITIES, NET - (0.17)%	(305,122)

		NET ASSETS - 100.00%	$74,751,273

*	Non-income producing

e	All or a portion of these securities are out on loan.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers.

At December 31, 2007, the value of these securities amounted to $243,200 or 0.32% of net assets.

m	Indicates a security has been deemed illiquid

v	Security valued at fair value.

TIAA-CREF LIFE FUNDS - Bond Fund

TIAA-CREF LIFE FUNDS

BOND FUND

STATEMENT OF INVESTMENTS

December 31, 2007

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

BONDS - 74.53%

CORPORATE BONDS - 22.68%
AMUSEMENT AND RECREATION SERVICES - 0.12%
$ 100,000		Walt Disney Co	5.700%	07/15/11	A2	$104,237

		TOTAL AMUSEMENT AND RECREATION SERVICES				104,237

APPAREL AND ACCESSORY STORES - 0.12%
100,000		Kohl’s Corp	6.250	12/15/17	NR	100,474

		TOTAL APPAREL AND ACCESSORY STORES				100,474

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.05%
50,000		Home Depot, Inc	5.400	03/01/16	Baa1	47,372

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				47,372

BUSINESS SERVICES - 0.07%
63,000	g	Lamar Media Corp	6.625	08/15/15	Ba3	61,268

		TOTAL BUSINESS SERVICES				61,268

CHEMICALS AND ALLIED PRODUCTS - 0.39%
50,000		Abbott Laboratories	5.600	05/15/11	A1	51,782
100,000	g	Amgen, Inc	5.850	06/01/17	A2	101,511
125,000		Johnson & Johnson	5.950	08/15/37	Aaa	134,901
50,000		Praxair, Inc	5.250	11/15/14	A2	50,387

		TOTAL CHEMICALS AND ALLIED PRODUCTS				338,581

COMMUNICATIONS - 2.42%
150,000		Alamosa Delaware, Inc	8.500	01/31/12	Baa3	152,965
100,000		America Movil SAB de C.V.	6.125	11/15/37	A3	95,227
100,000		AT&T, Inc	5.100	09/15/14	A2	98,966
100,000		AT&T, Inc	6.150	09/15/34	A2	99,833
100,000		AT&T, Inc	6.300	01/15/38	A2e	101,599
50,000		AT&T, Inc	6.500	09/01/37	A2	52,284
100,000		BellSouth Corp	6.875	10/15/31	A2	106,615
100,000		Comcast Corp	5.875	02/15/18	Baa2	99,699
100,000		Comcast Corp	6.500	11/15/35	Baa2	102,044
100,000		Comcast Corp	6.950	08/15/37	Baa2	107,927
100,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	124,775
100,000		New Cingular Wireless Services, Inc	8.750	03/01/31	A3	129,598
100,000	e	Rogers Wireless, Inc	7.500	03/15/15	Baa3	109,359
100,000		Sprint Capital Corp	8.750	03/15/32	Baa3	112,720
100,000	e	Telefonica Emisiones SAU	6.221	07/03/17	Baa1	103,899
100,000		Time Warner Cable, Inc	5.400	07/02/12	Baa2	100,201
100,000		Time Warner Cable, Inc	5.850	05/01/17	Baa2e	100,247
200,000		Viacom, Inc	5.750	04/30/11	Baa3	202,516
100,000	e	Vodafone Group plc	6.250	11/30/32	Baa1	100,471

		TOTAL COMMUNICATIONS				2,100,945

DEPOSITORY INSTITUTIONS - 6.85%
210,000	g	BA Covered Bond Issuer	5.500	06/14/12	Aaa	221,481
1,000,000	g	Banco Bilbao Vizcaya Argentaria S.A.	5.750	07/20/17	Aaa	1,067,771
500,000		Banco Nacional de Comercio Exterior SNC	3.875	01/21/09	A1	486,250
200,000		Bank of America NA	5.300	03/15/17	Aa1	194,475
100,000		Bank of America NA	6.000	10/15/36	Aa1	95,643

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

100,000		Bank One Corp	5.250	01/30/13	Aa3	$99,706
50,000	i	BB&T Capital Trust IV	6.820	06/12/57	A1	47,039
100,000		Citigroup, Inc	5.100	09/29/11	Aa3	100,557
225,000		Citigroup, Inc	5.125	05/05/14	Aa3	219,552
100,000		Citigroup, Inc	5.875	05/29/37	Aa3	93,326
100,000	i,g	Credit Agricole S.A.	6.637	12/30/49	Aa3	92,775
900,000	g	Depfa ACS Bank	5.125	03/16/37	Aaa	889,581
100,000		Deutsche Bank AG.	5.375	10/12/12	Aa1	102,466
100,000		FIA Card Services NA	4.625	08/03/09	Aaa	99,970
500,000		HSBC Holdings plc	6.500	09/15/37	Aa3	484,615
100,000	i	Huntington Capital III	6.650	05/15/37	Baa1	85,415
250,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	249,012
250,000	g	Nationwide Building Society	5.500	07/18/12	Aaa	259,661
200,000	g	Royal Bank of Scotland Group plc	6.990	12/30/49	Aa3	199,398
150,000		Union Bank of California NA	5.950	05/11/16	A1	143,986
100,000		US Bank NA	5.700	12/15/08	Aa2	101,251
125,000	g	VTB Capital S.A.	6.609	10/31/12	A2	122,688
100,000		Wachovia Bank NA	4.875	02/01/15	Aa2	95,196
100,000		Wachovia Bank NA	5.850	02/01/37	Aa2	90,113
100,000		Wachovia Corp	4.875	02/15/14	A1	96,026
100,000		Wells Fargo & Co	4.875	01/12/11	Aa1	101,344
100,000		Wells Fargo Bank NA	4.750	02/09/15	Aa1	95,512

		TOTAL DEPOSITORY INSTITUTIONS				5,934,809

EATING AND DRINKING PLACES - 0.12%
100,000		McDonald’s Corp	6.300	10/15/37	A3	103,704

		TOTAL EATING AND DRINKING PLACES				103,704

ELECTRIC, GAS, AND SANITARY SERVICES - 1.48%
125,000	g	American Water Capital Corp	6.085	10/15/17	Baa2	124,579
100,000		Atmos Energy Corp	4.000	10/15/09	Baa3	98,536
100,000	e	Centerpoint Energy, Inc	5.950	02/01/17	Ba1	99,070
100,000		Commonwealth Edison Co	3.700	02/01/08	Baa2	99,873
100,000		FirstEnergy Corp	6.450	11/15/11	Baa3	103,262
100,000	e	Florida Power & Light Co	4.850	02/01/13	Aa3	100,201
50,000		Midamerican Energy Holdings Co	6.125	04/01/36	Baa1	49,881
100,000		Nevada Power Co	6.650	04/01/36	Baa3	101,240
50,000		Northern States Power Co	6.250	06/01/36	A2	51,957
103,000		Progress Energy, Inc	7.100	03/01/11	Baa2	109,612
100,000		Southern California Edison Co	5.350	07/15/35	A2	92,403
50,000		Southern California Edison Co	5.550	01/15/37	A2	47,171
100,000		Texas Eastern Transmission LP	7.300	12/01/10	A3	107,196
100,000		Virginia Electric and Power Co	4.750	03/01/13	Baa1	97,171

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				1,282,152

FOOD AND KINDRED PRODUCTS - 0.49%
94,000		Archer-Daniels-Midland Co	7.125	03/01/13	A2	104,024
60,000		Bottling Group LLC	4.625	11/15/12	Aa2	60,191
100,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	94,713
98,000		ConAgra Foods, Inc	5.819	06/15/17	Baa2	98,271
62,000		ConAgra Foods, Inc	6.750	09/15/11	Baa1	65,193

		TOTAL FOOD AND KINDRED PRODUCTS				422,392

FOOD STORES - 0.12%
100,000		Kroger Co	6.400	08/15/17	Baa2	104,591

		TOTAL FOOD STORES				104,591

GENERAL MERCHANDISE STORES - 0.37%
220,000		Sears Roebuck Acceptance	6.750	08/15/11	Ba2	219,475
100,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	99,316

		TOTAL GENERAL MERCHANDISE STORES				318,791

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

HEALTH SERVICES - 0.12%
100,000		Quest Diagnostics, Inc	6.400	07/01/17	Baa3	$103,374

		TOTAL HEALTH SERVICES				103,374

HOLDING AND OTHER INVESTMENT OFFICES - 0.26%
50,000		BHP Billiton Finance Ltd	5.400	03/29/17	A1	48,089
100,000		iStar Financial, Inc	5.700	03/01/14	Baa2	83,731
90,000		Sungard Data Systems, Inc	10.250	08/15/15	Caa1	92,025

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				223,845

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.35%
200,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	197,663
100,000		John Deere Capital Corp	7.000	03/15/12	A2	108,889

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				306,552

INSTRUMENTS AND RELATED PRODUCTS - 0.23%
100,000	e	Medtronic, Inc	4.750	09/15/15	NR	96,497
100,000		Xerox Corp	7.625	06/15/13	Baa2	104,354

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				200,851

INSURANCE CARRIERS - 0.86%
100,000		American International Group, Inc	5.050	10/01/15	Aa2	96,572
100,000	e	Chubb Corp	6.000	05/11/37	A2	94,472
100,000	i	Chubb Corp	6.375	03/29/37	A3	97,541
100,000		Metlife, Inc	5.000	06/15/15	A2	96,775
100,000	g	Principal Life Global Funding I	5.125	10/15/13	Aa2	101,279
100,000	g	Prudential Funding LLC	6.750	09/15/23	A1	105,185
100,000		Travelers Property Casualty Corp	6.375	03/15/33	A3	98,912
50,000		WellPoint, Inc	5.875	06/15/17	Baa1	50,340

		TOTAL INSURANCE CARRIERS				741,076

METAL MINING - 0.17%
50,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	47,732
100,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	96,265

		TOTAL METAL MINING				143,997

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.11%
100,000	g	Controladora Mabe S.A. C.V.	6.500	12/15/15	NR	98,875

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				98,875

MISCELLANEOUS RETAIL - 0.12%
100,000		CVS Caremark Corp	5.750	06/01/17	Baa2	100,644

		TOTAL MISCELLANEOUS RETAIL				100,644

MOTION PICTURES - 0.23%
100,000		Historic TW, Inc	6.625	05/15/29	Baa2	98,452
100,000		News America, Inc	5.300	12/15/14	Baa2	99,485

		TOTAL MOTION PICTURES				197,937

NONDEPOSITORY INSTITUTIONS - 2.43%
100,000		American Express Centurion Bank	6.000	09/13/17	NR	100,557
100,000		Countrywide Home Loans, Inc	3.250	05/21/08	Baa3	90,367
148,000		Ford Motor Credit Co	9.750	09/15/10	B1	141,222
100,000		Ford Motor Credit Co	9.875	08/10/11	B1	94,583
500,000		General Electric Capital Corp	5.500	06/04/14	Aaa	515,904
200,000		HSBC Finance Corp	4.750	07/15/13	Aa3	192,777

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

100,000		HSBC Finance Corp	5.250	01/14/11	Aa3	$99,966
250,000		HSBC Finance Corp	5.900	06/19/12	Aa3	253,962
100,000		International Lease Finance Corp	5.650	06/01/14	A1	101,620
100,000	g	Lukoil International Finance BV	6.356	06/07/17	Baa2	94,670
100,000	e	MBNA Corp	6.125	03/01/13	Aa1	104,199
100,000		Residential Capital LLC	7.625	11/21/08	Ba3	79,500
125,000		Residential Capital LLC	8.000	04/17/13	Ba3	76,875
100,000		Residential Capital LLC	8.000	06/01/12	Ba3	61,500
100,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	98,682

		TOTAL NONDEPOSITORY INSTITUTIONS				2,106,384

OIL AND GAS EXTRACTION - 0.77%
100,000		Baker Hughes, Inc	6.875	01/15/29	A2	108,364
50,000		BJ Services Co	5.750	06/01/11	Baa1	51,264
100,000		EnCana Corp	6.500	02/01/38	Baa2	103,338
100,000		Nexen, Inc	5.650	05/15/17	Baa2	98,679
100,000		Nexen, Inc	6.400	05/15/37	Baa2	99,832
100,000	g	Weatherford International, Inc	5.950	06/15/12	Baa1	103,824
100,000		XTO Energy, Inc	6.250	04/15/13	Baa2	104,602

		TOTAL OIL AND GAS EXTRACTION				669,903

PAPER AND ALLIED PRODUCTS - 0.34%
100,000	e	Bemis Co, Inc	4.875	04/01/12	Baa1	101,234
90,000		Cenveo Corp	7.875	12/01/13	B3	80,213
100,000	e	Kimberly-Clark Corp	6.625	08/01/37	A2	110,683

		TOTAL PAPER AND ALLIED PRODUCTS				292,130

PETROLEUM AND COAL PRODUCTS - 0.17%
100,000	g	GS Caltex Corp	5.500	04/24/17	Baa1	93,725
50,000		Valero Energy Corp	6.625	06/15/37	Baa3	50,354

		TOTAL PETROLEUM AND COAL PRODUCTS				144,079

PIPELINES, EXCEPT NATURAL GAS - 0.11%
50,000		TransCanada Pipelines Ltd	5.850	03/15/36	A2	47,920
50,000		TransCanada Pipelines Ltd	6.200	10/15/37	A2	49,645

		TOTAL PIPELINES, EXCEPT NATURAL GAS				97,565

PRIMARY METAL INDUSTRIES - 0.23%
100,000	g	Xstrata Finance Canada Ltd	5.500	11/16/11	Aaa	101,734
100,000	g	Xstrata Finance Canada Ltd	6.900	11/15/37	Baa2	99,462

		TOTAL PRIMARY METAL INDUSTRIES				201,196

PRINTING AND PUBLISHING - 0.50%
100,000		Idearc, Inc	8.000	11/15/16	B2	91,750
122,000		Morris Publishing Group LLC	7.000	08/01/13	B1	88,603
250,000		Thomson Corp	5.700	10/01/14	Baa1	251,029

		TOTAL PRINTING AND PUBLISHING				431,382

RAILROAD TRANSPORTATION - 0.22%
100,000		Norfolk Southern Corp	5.590	05/17/25	Baa1	92,658
100,000		Union Pacific Corp	5.750	11/15/17	Baa2	99,620

		TOTAL RAILROAD TRANSPORTATION				192,278

SECURITY AND COMMODITY BROKERS - 1.87%
100,000		Bear Stearns Cos, Inc	6.400	10/02/17	A2	96,616
100,000		Burlington Resources Finance Co	7.200	08/15/31	A2	115,878
100,000		Credit Suisse USA, Inc	5.500	08/16/11	Aa1	102,752

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

100,000		Eaton Vance Corp	6.500	10/02/17	A3	$104,913
100,000	i	Goldman Sachs Capital II	5.793	12/30/49	A2	89,033
100,000		Goldman Sachs Group, Inc	5.000	01/15/11	Aa3	100,794
100,000		Goldman Sachs Group, Inc	5.150	01/15/14	Aaa	98,986
100,000		Goldman Sachs Group, Inc	5.625	01/15/17	A1	97,658
100,000	i	Lehman Brothers Holdings Capital Trust V	5.857	12/30/49	A3	89,125
100,000		Lehman Brothers Holdings, Inc	5.250	02/06/12	A1	98,949
50,000	i	Lehman Brothers Holdings, Inc	6.000	05/03/32	Aaa	44,441
250,000		Morgan Stanley	5.550	04/27/17	Aa3	243,792
100,000		Morgan Stanley	5.750	10/18/16	Aa3	98,677
240,000	g	Nuveen Investments, Inc	10.500	11/15/15	B3	239,100

		TOTAL SECURITY AND COMMODITY BROKERS				1,620,714

TRANSPORTATION BY AIR - 0.11%
100,000		FedEx Corp	3.500	04/01/09	Aaa	98,384

		TOTAL TRANSPORTATION BY AIR				98,384

TRANSPORTATION EQUIPMENT - 0.65%
100,000	g	BAE Systems Holdings, Inc	6.400	12/15/11	Baa2	105,404
100,000		Boeing Co	6.125	02/15/33	A2	104,944
100,000		General Dynamics Corp	3.000	05/15/08	A2	99,420
200,000		Honeywell International, Inc	5.700	03/15/37	A2	197,459
50,000		Lockheed Martin Corp	6.150	09/01/36	Baa1	51,714

		TOTAL TRANSPORTATION EQUIPMENT				558,941

WHOLESALE TRADE-NONDURABLE GOODS - 0.23%
100,000		Procter & Gamble Co	4.950	08/15/14	Aa3	101,335
100,000		Procter & Gamble Co	5.550	03/05/37	Aa3	100,569

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				201,904

		TOTAL CORPORATE BONDS (Cost $19,765,894)				19,651,327

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

GOVERNMENT BONDS - 51.85%
AGENCY SECURITIES - 5.15%
550,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	$547,062
1,000,000		Federal Home Loan Bank (FHLB)	5.000	10/16/09	Aaa	1,006,085
200,000		Federal Home Loan Mortgage Corp (FHLMC)	5.750	06/27/16	Aaa	215,965
500,000		Federal National Mortgage Association (FNMA)	5.375	06/12/17	Aaa	531,137
550,000		FFCB	4.125	04/15/09	Aaa	552,248
500,000		FHLB	5.000	11/17/17	Aaa	518,419
500,000		Private Export Funding Corp	5.450	09/15/17	Aaa	531,821
175,000		Private Export Funding Corp	5.000	12/15/16	Aaa	181,745
375,000		Totem Ocean Trailer Express, Inc	4.514	12/18/19	NR	379,170

		TOTAL AGENCY SECURITIES				4,463,652

FOREIGN GOVERNMENT BONDS - 3.90%
250,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	256,123
100,000		China Development Bank	5.000	10/15/15	A1	98,638
100,000		Development Bank of Japan	4.250	06/09/15	Aaa	97,606
100,000		Eksportfinans A/S	5.000	02/14/12	Aaa	103,220
100,000	g	Emirate of Abu Dhabi	5.500	08/02/12	Aa2	102,846
100,000		European Investment Bank	4.875	02/15/36	Aaa	98,385
250,000	g	Federal Republic of Germany	3.875	06/01/10	Aaa	250,884
100,000		Israel Government International Bond	5.500	11/09/16	A2	101,857
100,000		Landwirtschaftliche Rentenbank	5.125	02/01/17	Aaa	104,733
100,000		Landwirtschaftliche Rentenbank	5.250	07/02/12	Aaa	105,520
100,000		Mexico Government International Bond	6.750	09/27/34	Baa1	110,450
1,000,000	e	Province of Manitoba Canada	4.450	04/12/10	Aa1	1,011,384
100,000		Province of Ontario	4.750	01/19/16	Aa1	101,306
100,000		Province of Quebec Canada	5.125	11/14/16	Aa2	103,382
500,000		Province of Saskatchewan Canada	8.000	02/01/13	Aa1	576,287
150,000		Svensk Exportkredit AB	5.125	03/01/17	Aa1	154,646

		TOTAL FOREIGN GOVERNMENT BONDS				3,377,267

MORTGAGE BACKED SECURITIES - 30.70%
297,690	i	Federal Home Loan Mortgage Corp (FHLMC)	5.672	03/01/37		303,912
474,649	i	FHLMC	5.880	04/01/37		480,589
371,758	i	FHLMC	6.125	09/01/36		377,088
86,272	i	FHLMC	5.895	09/01/36		87,578
120,058	i	FHLMC	5.020	09/01/36		120,584
6,520		FHLMC	8.375	12/30/49		170,498
1,500,000		FHLMC	5.125	10/18/16		1,570,934
129,478	i	FHLMC	5.089	02/01/36		129,753
370,584	i	FHLMC	5.792	03/01/37		377,010
364,351		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	07/01/33		356,041
311,366		FGLMC	5.000	11/01/33		304,265
392,997		FGLMC	6.000	08/01/37		398,867
563,129		FGLMC	6.000	11/01/33		572,724
304,140		FGLMC	4.500	07/01/20		298,878
390,291		FGLMC	5.000	02/01/19		391,002
677,041		FGLMC	5.500	04/01/37		675,644
772,571		FGLMC	5.500	05/01/37		770,977
82,239		FGLMC	6.500	05/01/36		84,552
163,400		FGLMC	6.500	12/01/36		166,691
349,448		Federal National Mortgage Association (FNMA)	4.500	08/01/33		331,108
259,790		FNMA	4.500	12/01/20		255,442
1,706,191		FNMA	4.557	01/01/15		1,693,556
158,971		FNMA	4.500	03/01/19		156,354
452,710		FNMA	4.500	09/01/33		429,449
1,221,384		FNMA	5.000	03/01/34		1,193,542

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

31,275		FNMA	5.000	06/01/13		$31,697
101,231		FNMA	5.000	08/01/34		98,915
308,403		FNMA	5.000	11/01/33		301,373
245,827		FNMA	5.500	02/01/24		247,371
139,403		FNMA	5.500	04/01/18		141,507
309,142		FNMA	5.500	04/01/35		309,159
100,582		FNMA	5.500	05/01/18		102,077
355,857		FNMA	5.500	07/01/20		360,839
24,609		FNMA	8.250	12/30/49		633,682
1,000,000		FNMA	5.100	09/10/09		1,006,183
100,000		FNMA	5.625	07/15/37		110,827
571,187		FNMA	5.500	07/01/24		574,324
239,465		FNMA	5.500	07/01/33		239,643
554,635		FNMA	5.500	07/01/33		555,047
133,521		FNMA	5.500	07/01/35		133,440
20,982		FNMA	5.500	09/01/24		21,097
458,461		FNMA	5.500	09/01/35		458,802
430,591	i	FNMA	5.961	07/01/36		441,196
262,811		FNMA	6.000	10/01/36		266,936
317,026		FNMA	6.283	12/01/08		319,333
65,118		FNMA	6.500	02/01/35		67,117
144,602		FNMA	6.500	12/01/36		147,515
147,973		FNMA	7.000	02/01/37		153,929
236,923		FNMA	7.000	04/01/37		246,458
102,565		FNMA	7.500	06/01/35		108,426
680,518		FNMA	5.000	03/01/34		665,005
179,217		FNMA	5.500	04/01/34		179,227
890,479		FNMA	5.500	07/01/33		891,140
1,505,512		FNMA	5.500	11/01/33		1,506,629
314,564	i	FNMA	5.993	07/01/36		323,199
348,187		FNMA	6.000	06/01/36		353,829
723,507		FNMA	6.000	10/01/33		736,162
447,561		FNMA	6.500	03/01/37		460,064
297,615		FNMA	6.500	10/01/37		305,929
149,475		FNMA	7.000	11/01/37		155,492
50,771		FNMA	7.500	07/01/35		53,673
150,000		FNMA	4.000	02/25/19		140,764
1,294,533		FNMA	5.000	02/25/35		1,300,932
59,265		Government National Mortgage Association (GNMA)	5.000	03/15/34		58,419
307,561		GNMA	5.000	06/15/34		303,166
397,672		GNMA	5.500	07/20/33		398,668

		TOTAL MORTGAGE BACKED SECURITIES				26,606,229

U.S. TREASURY SECURITIES - 12.10%
1,000,000		United States Treasury Bond	3.375	11/30/12		996,641
2,055,000		United States Treasury Bond	3.875	10/31/12		2,095,297
500,000		United States Treasury Bond	4.000	08/31/09		507,344
85,000		United States Treasury Bond	4.250	11/15/17		86,481
558,000		United States Treasury Bond	4.750	08/15/17		589,344
600,000		United States Treasury Bond	3.625	05/15/13		604,125
1,219,000		United States Treasury Bond	4.750	02/15/37		1,275,759
302,000		United States Treasury Bond	3.625	12/31/12		304,265
3,308,430		United States Treasury Inflation Indexed Bonds	0.875	04/15/10		3,297,317
318,478		United States Treasury Inflation Indexed Bonds	3.875	01/15/09		327,867
1,000,000	j	United States Treasury Strip Principal	0.000	08/15/27		404,209

		TOTAL U.S. TREASURY SECURITIES				10,488,649

		TOTAL GOVERNMENT BONDS (Cost $44,378,869)				44,935,797

		TOTAL BONDS (Cost $64,144,763)				64,587,124

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

STRUCTURED ASSETS - 23.53%

ASSET BACKED - 15.82%
250,000		AmeriCredit Automobile Receivables Trust Series 2006-AF (Class A4)	5.640	09/06/13	Aaa	$254,959
500,000		AmeriCredit Automobile Receivables Trust Series 2007-BF (Class A3A)	5.160	04/06/12	Aaa	503,768
444,474		Bank of America Alternative Loan Trust Series 2004-7 (Class 2A1)	6.000	08/25/34	Aaa	448,364
200,000		Capital One Auto Finance Trust Series 2007-B (Class A3A)	5.030	04/15/12	Aaa	201,230
702,773		Centex Home Equity Series 2002-A (Class AF6)	5.540	01/25/32	Aaa	700,646
400,000	i	Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	399,410
460,864	i	Chase Funding Loan Acquisition Trust Series 2001-C2 (Class IA5)	6.468	02/25/13	Aaa	460,053
425,564	i	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/35	Baa2	248,441
235,064		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	234,397
357,859	i	CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A3	284,850
500,000	i	Citicorp Mortgage Securities, Inc Series 2006-1 (Class A3)	5.706	07/25/36	Aaa	491,193
100,000	i	Credit-Based Asset Servicing and Securitization LLC Series 2007-MX1 (Class A2)	5.825	12/25/36	Aaa	90,912
1,000,000	i	Flagstar Home Equity Loan Trust Series 2007-1A (Class AF3)	5.781	01/25/35	Aaa	927,017
250,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	10/25/29	Aaa	233,194
250,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	10/25/29	Aaa	213,074
184,561	i	GSAA Trust Series 2004-3 (Class AF3)	5.691	04/25/34	Aaa	185,010
1,000,000		Hertz Vehicle Financing LLC Series 2005-1A (Class A3)	5.010	02/25/11	Aaa	1,007,686
100,000		Hertz Vehicle Financing LLC Series 2005-1A (Class A5)	5.080	11/25/11	Aaa	100,697
711,761	i	HFC Home Equity Loan Asset Backed Certificates Series 2007-1 (Class A1F)	5.910	03/20/36	Aaa	708,843
500,000		Honda Auto Receivables Owner Trust Series 2007-1 (Class A4)	5.090	07/18/13	NR	505,307
1,000,000		Household Automotive Trust Series 2006-3 (Class A4)	5.340	09/17/13	Aaa	1,015,297
250,000		JPMorgan Auto Receivables Trust Series 2007-A (Class A3)	5.190	02/15/11	Aaa	251,832
198,306		Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	200,943
586,913		Marriott Vacation Club Owner Trust Series 2006-2A (Class A)	5.362	10/20/28	Aaa	597,897
54,808	m	New York City Tax Lien Series 2006-AA (Class A)	5.930	11/10/19	Aaa	54,740
250,000	i	Renaissance Home Equity Loan Trust Series 2006-3 (Class AF3)	5.586	11/25/36	Aaa	244,550
100,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	43,330
250,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI5 (Class A2)	5.520	04/25/21	Aaa	236,974
1,000,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3)	5.550	03/25/36	Aaa	868,274
211,096	m	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	217,174
983,333	m	Sonic Capital LLC Series 2006-1A (Class A2)	5.096	12/20/31	Aaa	944,576
337,803	m	Wachovia Amortization Controlled Heloc NIM Series 2006-N1 (Class N1)	5.683	08/12/47	A3	332,479
500,000		Wachovia Auto Loan Owner Trust Series 2006-2A (Class A3)	5.230	08/22/11	Aaa	500,833

		TOTAL ASSET BACKED				13,707,950

OTHER MORTGAGE BACKED SECURITIES - 7.71%
25,000	i	Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.181	09/10/47	Aaa	23,494
200,000		Banc of America Commercial Mortgage, Inc Series 2007-2 (Class A2)	5.634	04/10/49	NR	202,835
135,218		Banc of America Mortgage Securities, Inc Series 2006-1 (Class A8)	6.000	05/25/36	Aaa	135,974
90,000	i	Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.459	12/11/40	Aaa	86,066
100,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-PW11 (Class A4)	5.457	03/11/39	NR	101,491
175,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW13 (Class A4)	5.540	09/11/41	NR	177,671
150,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-T22 (Class A4)	5.465	04/12/38	Aaa	153,102
75,000		Bear Stearns Commercial Mortgage Securities Series 2006-T24 (Class A4)	5.537	10/12/41	Aaa	76,163
100,000		Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3 (Class A5)	5.617	10/15/48	Aaa	101,946
75,000		Countrywide Alternative Loan Trust Series 2004-29CB (Class A7)	5.375	01/25/35	NR	72,010
108,035		Countrywide Alternative Loan Trust Series 2004-30CB (Class 1A15)	5.500	08/25/16	Aaa	106,035
221,782		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	Aaa	222,085
210,789		Countrywide Home Loan Mortgage Pass Through Trust Series 2007-3 (Class A10)	6.000	04/25/37	NR	212,556
100,000	i	Credit Suisse Mortgage Capital Certificates Series 2006-C1 (Class A4)	5.555	02/15/39	Aaa	101,516

TIAA-CREF LIFE FUNDS - Bond Fund

PRINCIPAL			RATE	MATURITY DATE	RATING+	VALUE

100,000		Credit Suisse Mortgage Capital Certificates Series 2006-C4 (Class A3)	5.467	09/15/39	Aaa	$100,781
250,000		Credit Suisse Mortgage Capital Certificates Series 2006-C5 (Class A3)	5.311	12/15/39	Aaa	249,131
119,572		First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	Aaa	120,447
100,000	i	GE Capital Commercial Mortgage Corp Series 2005-C3 (Class A5)	4.979	07/10/45	NR	98,793
200,000	i	Greenwich Capital Commercial Funding Corp Series 2007-GG11 (Class A2)	5.597	12/10/49	NR	202,031
50,000		GS Mortgage Securities Corp II Series 2006-GG8 (Class A4)	5.560	11/10/39	Aaa	50,780
250,000	i	GS Mortgage Securities Corp II Series 2007-GG10 (Class A2)	5.778	08/10/45	Aaa	254,804
750,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2002-C1 (Class A3)	5.376	07/12/37	Aaa	765,028
150,000	i	JP Morgan Chase Commercial Mortgage Securities Corp Series 2006-LDP7 (Class A2)	5.861	04/15/45	Aaa	153,560
100,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2007-CB18 (Class A4)	5.440	06/12/47	Aaa	100,396
250,000	i	JP Morgan Chase Commercial Mortgage Securities Corp Series 2007-LD11 (Class AJ)	5.819	06/15/49	Aaa	241,388
500,000	i	Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ)	4.922	10/12/41	A	470,032
55,000	i	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	54,843
75,000	i	Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.659	05/12/39	Aaa	77,221
75,000	i	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 (Class A4)	5.428	02/12/39	Aaa	76,031
200,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	Aaa	199,314
100,000	i	Morgan Stanley Capital I Series 2006-HQ8 (Class AJ)	5.468	03/12/44	Aaa	95,915
102,000	i	Morgan Stanley Capital I Series 2006-HQ9 (Class A4)	5.731	07/12/44	Aaa	104,817
50,000	i	Morgan Stanley Capital I Series 2006-IQ11 (Class AJ)	5.777	10/15/42	Aaa	48,373
50,000	i	Morgan Stanley Capital I Series 2006-T21 (Class AJ)	5.273	10/12/52	Aaa	46,987
250,000		Morgan Stanley Capital I Series 2007-HQ11 (Class A31)	5.439	02/12/44	Aaa	249,425
100,000		Residential Accredit Loans, Inc Series 2005-QS17 (Class A1)	6.000	12/25/35	Aaa	96,024
100,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C30 (Class AM)	5.383	12/15/43	Aaa	97,522
200,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C31 (Class A2)	5.421	04/15/47	Aaa	200,888
670,310		Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)	5.000	01/25/20	Aaa	664,609
89,616	i	Wells Fargo Mortgage Backed Securities Trust Series 2006-AR4 (Class 1A1)	5.857	04/25/36	NR	87,905

		TOTAL OTHER MORTGAGE BACKED SECURITIES				6,679,989

		TOTAL STRUCTURED ASSETS (Cost $21,010,283)				20,387,939

SHARES		COMPANY
PREFERRED STOCKS - 0.10%
DEPOSITORY INSTITUTIONS - 0.10%
4,000		Bank of America Corp	6.204	12/30/49	Aa3	86,800

		TOTAL DEPOSITORY INSTITUTIONS				86,800

		TOTAL PREFERRED STOCKS (Cost $100,000)				86,800

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.12%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.01%
880,000		Federal Home Loan Bank (FHLB)		01/02/08		880,000

SHARES		COMPANY
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.11%
959,861		State Street Navigator Securities Lending Prime Portfolio				959,861

		TOTAL SHORT-TERM INVESTMENTS (Cost $1,839,781)				1,839,861

TIAA-CREF LIFE FUNDS - Bond Fund

SHARES	COMPANY	VALUE

	TOTAL PORTFOLIO - 100.28% (Cost $87,094,827)	$86,901,724
	OTHER ASSETS & LIABILITIES, NET - (0.28)%	(240,316)

	NET ASSETS - 100.00%	$86,661,408

+	As provided by Moody’s Investors Service (unaudited).

e	All or a portion of these securities are out on loan.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At December 31, 2007, the value of these securities amounted to $4,733,966 or 5.46 % of net assets.

i	Floating rate or variable rate securities reflects the rate at December 31, 2007.

j	Zero coupon

m	Indicates a security has been deemed illiquid.

ABBREVIATION:

NR—Not Rated

TIAA-CREF LIFE MUTUAL FUNDS - Money Market Fund

TIAA-CREF LIFE FUNDS

MONEY MARKET FUND

STATEMENT OF INVESTMENTS

December 31, 2007

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT TERM INVESTMENTS - 100.16%
BANK NOTES - 1.98%
$ 1,000,000	Wells Fargo Bank NA	4.600%	01/07/08	$1,000,000
1,000,000	Wells Fargo Bank NA	4.600	01/08/08	1,000,000

	TOTAL BANK NOTES			2,000,000

BANKERS ACCEPTANCE - 3.24%
1,477,000	JPMorgan Chase Bank NA	0.000	01/22/08	1,472,993
1,000,000	Wachovia Bank NA	0.000	03/11/08	990,278
800,000	Wachovia Bank NA	0.000	05/23/08	786,177

	TOTAL BANKERS ACCEPTANCE			3,249,448

CERTIFICATES OF DEPOSIT - 5.92%
1,000,000	American Express Bank FSB	5.160	01/10/08	1,000,003
500,000	American Express Centurion Bank	4.750	02/13/08	500,009
1,000,000	Bank of Montreal	4.810	02/06/08	1,000,015
1,000,000	Bank of Nova Scotia	4.680	02/11/08	1,000,000
1,000,000	Barclays Bank plc	5.190	02/12/08	1,000,000
500,000	Barclays Bank plc	4.990	02/27/08	500,000
950,000	Toronto Dominion Bank	5.040	02/26/08	950,000

	TOTAL CERTIFICATES OF DEPOSIT			5,950,027

COMMERCIAL PAPER - 61.73%
500,000	Abbey National North America LLC		01/08/08	499,546
1,000,000	Abbey National North America LLC		02/05/08	995,460
740,000	Abbey National North America LLC		03/06/08	734,148
1,390,000	Air Products & Chemicals		01/11/08	1,388,270
500,000	American Express Credit Corp		01/14/08	499,186
1,000,000	American Honda Finance Corp		01/25/08	997,067
1,450,000	American Honda Finance Corp		01/29/08	1,444,914
500,000	American Honda Finance Corp		03/04/08	496,299
1,000,000	Bank of Scotland		01/18/08	997,639
1,710,000	Bank of Scotland		03/11/08	1,693,242
500,000	Bank of America Corp		02/13/08	497,044
1,000,000	Bank of America Corp		02/21/08	993,242
1,500,000	Corporate Asset Funding Corp		01/15/08	1,497,147
1,000,000	Corporate Asset Funding Corp		01/29/08	996,197
400,000	Canadian Imperial Holding, Inc		01/09/08	399,555
1,000,000	Canadian Imperial Holding, Inc		01/30/08	996,211
1,000,000	Ciesco LLC		01/17/08	997,831
1,000,000	Ciesco LLC		01/22/08	997,101
500,000	Ciesco LLC		02/19/08	496,937
1,000,000	Citigroup Funding, Inc		01/24/08	996,582
800,000	Citigroup Funding, Inc		01/29/08	797,069
1,000,000	Citigroup Funding, Inc		03/20/08	989,357
500,000	Coca-Cola Co		01/24/08	498,502
500,000	Coca-Cola Co		01/29/08	498,262
500,000	Coca-Cola Co		02/19/08	496,985
1,420,000	General Electric Capital Corp		02/19/08	1,410,665
1,120,000	General Electric Capital Corp		03/04/08	1,110,886

TIAA-CREF LIFE MUTUAL FUNDS - Money Market Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

400,000	Govco LLC		01/07/08	$399,689
500,000	Govco LLC		01/17/08	498,900
2,000,000	Govco LLC		03/13/08	1,981,200
500,000	HSBC Finance Corp		01/29/08	498,075
1,000,000	IBM International Group		01/14/08	998,294
1,000,000	IBM International Group		01/17/08	997,911
800,000	IBM International Group		02/28/08	794,226
1,000,000	ING US Funding LLC		02/07/08	995,257
1,000,000	ING US Funding LLC		02/20/08	993,306
530,000	JPMorgan Chase & Co		02/13/08	526,860
315,000	JPMorgan Chase & Co		02/20/08	312,939
300,000	JPMorgan Chase & Co		04/17/08	295,880
500,000	Nestle Capital Corp		02/06/08	497,630
500,000	Nestle Capital Corp		02/13/08	497,522
500,000	Nestle Capital Corp		03/05/08	495,369
500,000	Nestle Capital Corp		03/11/08	495,051
500,000	Nestle Capital Corp		03/13/08	495,270
2,163,000	Paccar Financial Corp		02/15/08	2,150,862
355,000	Pfizer, Inc		05/15/08	349,129
500,000	Private Export Funding Corp		01/14/08	499,092
500,000	Private Export Funding Corp		01/30/08	498,087
500,000	Private Export Funding Corp		01/31/08	498,112
1,000,000	Private Export Funding Corp		03/26/08	989,894
1,000,000	Procter & Gamble International		01/31/08	996,500
900,000	Procter & Gamble International		02/01/08	896,435
1,000,000	Procter & Gamble International		03/12/08	991,421
400,000	Rabobank USA Financial Corp		03/12/08	396,213
563,000	Ranger Funding Co LLC		04/18/08	554,302
520,000	Societe Generale North America, Inc		01/10/08	519,330
1,000,000	Societe Generale North America, Inc		02/01/08	995,884
1,200,000	Svensk Exportkredit AB		01/15/08	1,197,732
1,690,000	Svensk Exportkredit AB		03/14/08	1,674,579
400,000	Toronto-Dominion Holdings		01/10/08	399,500
1,500,000	Toronto-Dominion Holdings		01/31/08	1,493,675
1,370,000	Toyota Motor Credit Corp		01/16/08	1,367,289
1,000,000	Toyota Motor Credit Corp		02/14/08	994,036
500,000	UBS Finance (Delaware) LLC		03/19/08	494,767
825,000	UBS Finance (Delaware) LLC		05/14/08	810,414
1,070,000	Unilever Capital Corp		01/11/08	1,068,749
1,000,000	Unilever Capital Corp		01/25/08	997,193
1,000,000	United Parcel Service, Inc		02/29/08	992,789
1,500,000	United Parcel Service, Inc		03/18/08	1,486,204
500,000	Yorktown Capital LLC		01/18/08	498,801
500,000	Yorktown Capital LLC		01/23/08	498,350
1,524,000	Yorktown Capital LLC		04/11/08	1,502,622

	TOTAL COMMERCIAL PAPER			62,000,684

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 24.10%
1,210,000	Federal Home Loan Bank (FHLB)		01/04/08	1,209,560
1,100,000	FHLB		01/09/08	1,098,929
2,170,000	FHLB		01/15/08	2,166,371
310,000	FHLB		01/16/08	309,443
525,000	FHLB		01/30/08	522,970
247,000	FHLB		02/12/08	245,602
910,000	FHLB		03/05/08	903,173
1,135,000	FHLB		03/17/08	1,124,769
990,000	FHLB		03/19/08	980,884
1,770,000	FHLB		04/16/08	1,748,007

TIAA-CREF LIFE MUTUAL FUNDS - Money Market Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

1,000,000		Federal Home Loan Mortgage Corp (FHLMC)		01/28/08	$996,737
875,000		FHLMC		02/14/08	870,487
1,000,000		FHLMC		02/19/08	994,270
760,000		FHLMC		02/21/08	755,349
818,000		FHLMC		02/29/08	812,262
735,000		FHLMC		03/24/08	727,740
1,000,000		FHLMC		04/07/08	988,710
550,000		FHLMC		04/18/08	543,017
1,230,000		Federal National Mortgage Association (FNMA)		01/23/08	1,226,828
2,000,000		FNMA		02/08/08	1,991,112
620,000		FNMA		02/13/08	616,801
867,000		FNMA		03/07/08	860,229
1,000,000		FNMA		03/26/08	989,883
656,000		FNMA		03/28/08	649,357
885,000		FNMA		05/21/08	870,684

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			24,203,174

VARIABLE NOTES - 3.19%
1,200,000	i	PNC Bank NA	5.170%	01/02/08	1,199,999
1,000,000	i	Suntrust Bank	4.845	01/28/08	1,000,021
1,000,000	i	Wachovia Bank NA	4.981	11/25/08	1,000,000

		TOTAL VARIABLE NOTES			3,200,020

		TOTAL SHORT-TERM INVESTMENTS (Cost $100,603,353)			100,603,353

		TOTAL PORTFOLIO - 100.16% (Cost $100,603,353)			100,603,353
		OTHER ASSETS & LIABILITIES, NET - (0.16)%			(159,065)

		NET ASSETS - 100.00%			$100,444,288

i	Floating rate or variable rate securities reflects the rate in effect as of December 31, 2007.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) An evaluation was performed within 90 days of the date hereof under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s fiscal year-end that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

12(a)(1) Copy of current Code of Ethics

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF LIFE FUNDS

Dated: May 28, 2008	By:	/s/ Scott C. Evans
Scott C. Evans
Principal Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: May 28, 2008	By:	/s/ Scott C. Evans
Scott C. Evans
Principal Executive Officer and President
(principal executive officer)

Dated: May 28, 2008	By:	/s/ Phillip G. Goff
Phillip G. Goff
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12.	Exhibits.

12(a)(1) Copy of current code of ethics

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer